SANFORD C. BERNSTEIN FUNDS

 PROSPECTUS  |  JANUARY 29, 2010

 Sanford C. Bernstein Fund, Inc.
 Sanford C. Bernstein Fund II, Inc.

NON-U.S. STOCK PORTFOLIOS                                     FIXED-INCOME TAXABLE PORTFOLIOS
(Class Offered--Exchange Ticker Symbol)                       (Class Offered--Exchange Ticker Symbol)
    International Portfolio                                     SHORT DURATION PORTFOLIOS
    (International Class--SIMTX)                                  U.S. Government Short Duration Portfolio--SNGSX
    Tax-Managed International Portfolio                           Short Duration Plus Portfolio
    (Tax-Managed International Class--SNIVX)                      (Short Duration Plus Class--SNSDX)
    Emerging Markets Portfolio--SNEMX

FIXED-INCOME MUNICIPAL PORTFOLIOS                               INTERMEDIATE DURATION PORTFOLIOS
(Class Offered-Exchange Ticker Symbol)                            Intermediate Duration Portfolio--SNIDX
  SHORT DURATION PORTFOLIOS                                       Intermediate Duration Institutional
    Short Duration New York Municipal Portfolio--SDNYX            Portfolio--SIIDX
    Short Duration California Municipal
    Portfolio--SDCMX
    Short Duration Diversified Municipal
    Portfolio--SDDMX
  INTERMEDIATE DURATION PORTFOLIOS
    New York Municipal Portfolio
    (New York Municipal Class--SNNYX)
    California Municipal Portfolio
    (California Municipal Class--SNCAX)
    Diversified Municipal Portfolio
    (Diversified Municipal Class--SNDPX)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                                          Page
SUMMARY INFORMATION......................................................................................   4
  INTERNATIONAL PORTFOLIO................................................................................   4
  TAX-MANAGED INTERNATIONAL PORTFOLIO....................................................................   8
  EMERGING MARKETS PORTFOLIO.............................................................................  12
  SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO............................................................  16
  SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO..........................................................  20
  SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO.........................................................  24
  NEW YORK MUNICIPAL PORTFOLIO...........................................................................  28
  CALIFORNIA MUNICIPAL PORTFOLIO.........................................................................  33
  DIVERSIFIED MUNICIPAL PORTFOLIO........................................................................  38
  U.S. GOVERNMENT SHORT DURATION PORTFOLIO...............................................................  42
  SHORT DURATION PLUS PORTFOLIO..........................................................................  46
  INTERMEDIATE DURATION PORTFOLIO........................................................................  51
  INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO..........................................................  55
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS...................................  59
  Additional Information About Principal Investment Strategies of the Fixed-Income Municipal Portfolios..  59
  Making Investment Decisions for the Portfolios.........................................................  59
  Principal Investment Risks of the Portfolios...........................................................  61
ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS.......................  66
  Additional Risk Considerations.........................................................................  78
INVESTING IN THE PORTFOLIOS..............................................................................  80
  How to Buy Shares......................................................................................  80
  How to Exchange Shares.................................................................................  81
  How to Sell or Redeem Shares...........................................................................  82
  Frequent Purchases and Redemptions of Portfolio Shares.................................................  83
  How the Portfolios Value Their Shares..................................................................  84
MANAGEMENT OF THE PORTFOLIOS.............................................................................  86
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................................................  91
GLOSSARY OF INVESTMENT TERMS.............................................................................  93
FINANCIAL HIGHLIGHTS.....................................................................................  94

SUMMARY INFORMATION
--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                INTERNATIONAL
                                                                                    CLASS
---------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                 None
---------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)      None
---------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                None
---------------------------------------------------------------------------------------------
Exchange Fee                                                                        None
---------------------------------------------------------------------------------------------
Maximum Account Fee                                                                 None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          INTERNATIONAL
                                              CLASS
-------------------------------------------------------
Management Fees                                .89%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .25%
  Other Expenses                               .05%
                                              -----
Total Other Expenses                           .30%
                                              -----
Total Portfolio Operating Expenses            1.19%
                                              =====
-------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                INTERNATIONAL
                    CLASS
-----------------------------
After 1 Year       $  121
After 3 Years      $  378
After 5 Years      $  654
After 10 Years     $1,443
-----------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Manager also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio's international growth stocks are selected using the Manager's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

.. MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's International Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
-2.97   -12.92   -8.84   39.35   18.48   14.67   24.21   9.15   -48.98   26.25

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.94%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -24.89%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
International Class  Return Before Taxes                                               26.25%  0.03%   2.45%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions                               26.18% -0.88%   1.22%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  17.79%  0.37%   1.81%
--------------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                   31.78%  3.54%   1.17%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Manager

Dokyoung Lee        Since 2008         Senior Vice President of the Manager

Joshua B. Lisser    Since inception    Senior Vice President of the Manager

Seth J. Masters     Since inception    Executive Vice President of the Manager

Patrick J. Rudden   Since 2009         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TAX-MANAGED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                    TAX-MANAGED
                                                                                INTERNATIONAL CLASS
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                    None
---------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)         None
---------------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                   None
---------------------------------------------------------------------------------------------------
Exchange Fee                                                                           None
---------------------------------------------------------------------------------------------------
Maximum Account Fee                                                                    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                              TAX-MANAGED
                                          INTERNATIONAL CLASS
-------------------------------------------------------------
Management Fees                                   .86%
Distribution and/or Service (12b-1) Fees          None
Other Expenses:
  Shareholder Servicing                           .25%
  Other Expenses                                  .04%
                                                 -----
Total Other Expenses                              .29%
                                                 -----
Total Portfolio Operating Expenses               1.15%
                                                 =====

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                    TAX-MANAGED
                INTERNATIONAL CLASS
-----------------------------------
After 1 Year          $  117
After 3 Years         $  365
After 5 Years         $  633
After 10 Years        $1,398
-----------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Manager will invest in companies in at least three countries (and normally substantially more) other than the United States. The Manager also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The Manager selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

The Portfolio's international growth stocks are selected using the Manager's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

.. MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Tax-Managed International Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
-4.88   -12.52   -8.51   38.83   17.58   14.44   24.86   7.37   -49.04   27.37

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 24.55%, 2ND QUARTER, 2003; AND WORST QUARTER WAS DOWN -25.05%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Tax-Managed          Return Before Taxes                                               27.37% -0.09%   2.15%
International Class  -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions                               27.30% -0.94%   1.38%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  18.53%  0.46%   2.00%
--------------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                                   31.78%  3.54%   1.17%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Manager

Dokyoung Lee        Since 2008         Senior Vice President of the Manager

Joshua B. Lisser    Since inception    Senior Vice President of the Manager

Seth J. Masters     Since inception    Executive Vice President of the Manager

Patrick J. Rudden   Since 2009         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                  None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)   None
--------------------------------------------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Purchase of Shares (as a percentage of amount invested)                               1.00%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Redemption of Shares (as a percentage of amount redeemed)                             1.00%
--------------------------------------------------------------------------------------------------------------------------
Portfolio Transaction Fee upon Exchange of Shares                                                                    1.00%
--------------------------------------------------------------------------------------------------------------------------
Maximum Account Fee                                                                                                   None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

-----------------------------------------------
Management Fees                           1.14%
Distribution and/or Service (12b-1) Fees   None
Other Expenses:
  Shareholder Servicing                    .25%
  Transfer Agent                           .02%
  Other Expenses                           .07%
                                          -----
Total Other Expenses                       .34%
                                          -----
Total Portfolio Operating Expenses        1.48%
                                          =====

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

----------------------
After 1 Year    $  352
After 3 Years   $  673
After 5 Years   $1,018
After 10 Years  $1,991
----------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

----------------------
After 1 Year    $  249
After 3 Years   $  563
After 5 Years   $  900
After 10 Years  $1,851
----------------------

The amounts shown in the portion of the example showing expenses if you did not redeem your shares at the end of the period reflect the portfolio transaction fee on purchases but do not reflect the portfolio transaction fee on redemptions. If this fee were included, your costs would be higher.

The portfolio transaction fees on purchases and redemptions are received by the Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads. The purpose of these fees is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. For more information on the portfolio transaction fees, see the "How to Buy Shares" section below.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Issuers of these securities may be large or relatively small companies.

AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), will determine which countries are emerging-market countries. In general, these will be the countries considered to be developing countries by the international financial community and will include those countries considered by the International Finance Corporation (a subsidiary of the World Bank) to have an "emerging stock market." Examples of emerging-market countries are Argentina, Brazil, Chile, Egypt, India, Indonesia, Israel, Malaysia, Mexico, the People's Republic of China, Peru, the Philippines, Poland, South Africa, South Korea, Taiwan, Thailand and Turkey.

The Manager diversifies the investment portfolio between growth and value equity investment styles. The Manager selects emerging markets growth and emerging markets value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Manager draws on the capabilities of separate investment teams.

The Portfolio's emerging markets growth stocks are selected using the Manager's emerging markets growth investment discipline. The emerging markets growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's emerging markets value stocks are selected using the fundamental emerging markets value investment discipline of the Manager's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, the Bernstein emerging markets value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Manager will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to May 2, 2005, 100% of the value of the Portfolio consisted of emerging markets value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts ("REITs"), warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio's assets among emerging-market countries, the Manager will consider such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager will also consider the transaction costs and volatility of each individual market.

The Manager will hedge currency risk when we believe there is potential to enhance risk-adjusted returns. However, the currency exposures of this Portfolio will generally be unhedged. This is because currency hedging in emerging-market countries is often either subject to legal and regulatory controls or prohibitively expensive. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets.

The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE index.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. EMERGING MARKETS SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

.. MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. SMALL COMPANIES RISK: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

.. ACTIONS BY A FEW MAJOR INVESTORS: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. COUNTRY CONCENTRATION RISK: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

The returns in the bar chart do not reflect the portfolio transaction fee of 1.00% that is payable to the Portfolio when shares of the Portfolio are purchased and when shares are sold. If these fees were reflected in the chart, the returns would be less than those shown.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
-28.16   -3.62   -3.84   76.89   39.18   28.78   28.89  34.04  -56.51    87.40

                             Calendar Year End (%)




During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 35.83%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -32.15%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                    1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------------
Emerging Markets  Return Before Taxes                                               83.69% 11.96%   12.03%
Portfolio         -----------------------------------------------------------------------------------------
                  Return After Taxes on Distributions                               84.00%  9.91%   11.01%
                  -----------------------------------------------------------------------------------------
                  Return After Taxes on Distributions and Sale of Portfolio Shares  55.15% 10.52%   10.92%
-----------------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index (Net)
(reflects no deduction for fees, expenses, or taxes)                                78.51% 15.51%    9.82%
-----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Manager

Dokyoung Lee        Since 2008         Senior Vice President of the Manager

Joshua B. Lisser    Since inception    Senior Vice President of the Manager

Seth J. Masters     Since inception    Executive Vice President of the Manager

Patrick J. Rudden   Since 2009         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Transfer Agent                          .01%
  Other Expenses                          .07%
                                          ----
Total Other Expenses                      .18%
                                          ----
Total Portfolio Operating Expenses        .63%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 64
After 3 Years   $202
After 5 Years   $351
After 10 Years  $786
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 45% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager's opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services industry contributing over one-fifth of the State's wages, the State's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

.. BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
4.78      4.50    3.08    1.80    1.01    1.52    2.79   3.65     2.87    3.76

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.67%, 1ST QUARTER, 2001; AND WORST QUARTER WAS DOWN -0.36%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               3.76%   2.91%   2.97%
New York             -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions                               3.67%   2.88%   2.94%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  3.16%   2.84%   2.91%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   3.49%   3.42%   3.48%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Transfer Agent                          .01%
  Other Expenses                          .09%
                                          ----
Total Other Expenses                      .20%
                                          ----
Total Portfolio Operating Expenses        .65%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 66
After 3 Years   $208
After 5 Years   $362
After 10 Years  $810
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 52% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as "junk bonds").

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager's opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voted-passed initiatives that limit the ability of State and local governments to raise revenues, particularly with respect to real property taxes. In addition, State expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

.. BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
4.88      4.41    2.62    1.51    0.77    1.17    2.70   3.57     3.10    3.52

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.65%, 1ST QUARTER, 2001; AND WORST QUARTER WAS DOWN -0.36%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               3.52%   2.81%   2.82%
California           -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions                               3.43%   2.77%   2.78%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  3.29%   2.75%   2.76%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   3.49%   3.42%   3.48%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Other Expenses                          .07%
                                          ----
Total Other Expenses                      .17%
                                          ----
Total Portfolio Operating Expenses        .62%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 63
After 3 Years   $199
After 5 Years   $346
After 10 Years  $774
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in our opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

.. BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
4.69      5.11    3.69    1.86    1.10    1.43    2.84   3.73     2.88    3.83

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.92%, 2ND QUARTER, 2002; AND WORST QUARTER WAS DOWN -0.35%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                       1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------------------------------------------
Short Duration       Return Before Taxes                                               3.83%   2.94%   3.11%
Diversified          -----------------------------------------------------------------------------------------
Municipal Portfolio  Return After Taxes on Distributions                               3.81%   2.92%   3.08%
                     -----------------------------------------------------------------------------------------
                     Return After Taxes on Distributions and Sale of Portfolio Shares  3.27%   2.89%   3.05%
--------------------------------------------------------------------------------------------------------------
Barclays Capital 1-Year Municipal Index
(reflects no deduction for fees, expenses, or taxes)                                   3.49%   3.42%   3.48%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                   NEW YORK
                                                                                MUNICIPAL CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
-----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
-----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                             NEW YORK
                                          MUNICIPAL CLASS
---------------------------------------------------------
Management Fees                                .48%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Other Expenses                               .03%
                                               ----
Total Other Expenses                           .13%
                                               ----
Total Portfolio Operating Expenses             .61%
                                               ====
---------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                   NEW YORK
                MUNICIPAL CLASS
-------------------------------
After 1 Year         $ 62
After 3 Years        $195
After 5 Years        $340
After 10 Years       $762
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager's opinion, these securities will enhance the after-tax return for New York investors.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in New York municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services industry contributing over one-fifth of the State's wages, the State's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

.. BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's New York Municipal Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
 8.20     4.54    7.28    3.95    2.53    1.74    3.21   4.00     1.35    8.16

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.58%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.85%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
New York         Return Before Taxes                                               8.16%   3.66%   4.47%
Municipal Class  -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               8.13%   3.64%   4.44%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  6.55%   3.61%   4.35%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%   4.53%   5.23%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                  CALIFORNIA
                                                                                MUNICIPAL CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
-----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
-----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                            CALIFORNIA
                                          MUNICIPAL CLASS
---------------------------------------------------------
Management Fees                                .49%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Other Expenses                               .04%
                                               ----
Total Other Expenses                           .14%
                                               ----
Total Portfolio Operating Expenses             .63%
                                               ====
---------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                  CALIFORNIA
                MUNICIPAL CLASS
-------------------------------
After 1 Year         $ 64
After 3 Years        $202
After 5 Years        $351
After 10 Years       $786
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager's opinion, these securities will enhance the after-tax return for California investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Because the Portfolio may invest a large portion of its assets in California municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voted-passed initiatives that limit the ability of State and local governments to raise revenues, particularly with respect to real property taxes. In addition, State expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not "diversified." This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

.. BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's California Municipal Class shares.

                                    [CHART]

2000      2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
8.53      4.57    5.81    3.68    2.57    1.54    3.30   3.96     1.52    6.85

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.00%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.81%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
California       Return Before Taxes                                               6.85%   3.42%   4.21%
Municipal Class  -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               6.83%   3.39%   4.17%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  5.74%   3.39%   4.10%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%   4.53%   5.23%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                  DIVERSIFIED
                                                                                MUNICIPAL CLASS
-----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
-----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
-----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
-----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
-----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                            DIVERSIFIED
                                          MUNICIPAL CLASS
---------------------------------------------------------
Management Fees                                .44%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Other Expenses                               .03%
                                               ----
Total Other Expenses                           .13%
                                               ----
Total Portfolio Operating Expenses             .57%
                                               ====
---------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                  DIVERSIFIED
                MUNICIPAL CLASS
-------------------------------
After 1 Year         $ 58
After 3 Years        $183
After 5 Years        $318
After 10 Years       $714
-------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager's opinion, these securities will enhance the after-tax return for Portfolio investors.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. The Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. TAX RISK: The Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor the Portfolio guarantees that this opinion is correct, and there is no assurance that the IRS will agree with bond counsel's opinion.

.. BOND INSURER RISK: The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past.

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Diversified Municipal Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
7.81      5.49    6.79    4.04    2.60    1.48    3.18   4.05     2.49    7.04

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.06%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN 1.78%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Diversified      Return Before Taxes                                               7.04%   3.63%   4.48%
Municipal Class  -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               7.01%   3.61%   4.46%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  5.82%   3.57%   4.36%
----------------------------------------------------------------------------------------------------------
Barclays Capital 5-Year General Obligation Municipal Bond Index
(reflects no deduction for fees, expenses, or taxes)                               7.38%   4.53%   5.23%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE           LENGTH OF SERVICE  TITLE
---------------------------------------------------------------------------
Michael Brooks     Since 1999         Senior Vice President of the Manager

Fred S. Cohen      Since 1994         Senior Vice President of the Manager

R.B. Davidson III  Since inception    Senior Vice President of the Manager

Wayne Godlin       Since 2010         Senior Vice President of the Manager

Terrance T. Hults  Since 2002         Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .45%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Transfer Agent                          .01%
  Other Expenses                          .07%
                                          ----
Total Other Expenses                      .18%
                                          ----
Total Portfolio Operating Expenses        .63%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 64
After 3 Years   $202
After 5 Years   $351
After 10 Years  $786
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 312% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. You will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated AA or better by Standard & Poor's Corporation ("S&P") or Fitch Ratings, Inc. ("Fitch") or Aa or better by Moody's Investors Service, Inc. ("Moody's") (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Additionally, up to 10% of the Portfolio's total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. NO GOVERNMENT GUARANTEE: Investments in the Portfolio are not insured by the U.S. Government.

.. RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
7.34      7.55    5.64    1.44    0.94    1.16    3.69   5.65     3.21    2.47

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.43%, 3RD QUARTER, 2001; AND WORST QUARTER WAS DOWN 1.28%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
U.S. Government  Return Before Taxes                                               2.47%   3.22%   3.88%
Short Duration   -----------------------------------------------------------------------------------------
Portfolio        Return After Taxes on Distributions                               1.89%   2.11%   2.54%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  1.61%   2.10%   2.51%
-                -----------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                               0.08%   4.04%   4.48%
----------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2009      Senior Vice President of the Manager

Douglas J. Peebles     Since 2009      Executive Vice President of the Manager

Greg J. Wilensky       Since 2009      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SHORT DURATION PLUS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                SHORT DURATION
                                                                                  PLUS CLASS
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                                  None
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)       None
----------------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                                 None
----------------------------------------------------------------------------------------------
Exchange Fee                                                                         None
----------------------------------------------------------------------------------------------
Maximum Account Fee                                                                  None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          SHORT DURATION
                                            PLUS CLASS
--------------------------------------------------------
Management Fees                                .45%
Distribution and/or Service (12b-1) Fees       None
Other Expenses:
  Shareholder Servicing                        .10%
  Transfer Agent                               .01%
  Other Expenses                               .07%
                                               ----
Total Other Expenses                           .18%
                                               ----
Total Portfolio Operating Expenses             .63%
                                               ====
--------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                SHORT DURATION
                  PLUS CLASS
------------------------------
After 1 Year         $ 64
After 3 Years        $202
After 5 Years        $351
After 10 Years       $786
------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around two years, it will lose about 2% in principal should interest rates rise 1% and gain about 2% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

.. RISKIER THAN A MONEY-MARKET FUND: The Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

.. SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Short Duration Plus Class shares.

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
 6.32     8.35    5.09    2.57    1.27    1.35    4.08   3.86    -3.80    6.82

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.16%, 3RD QUARTER, 2001; AND WORST QUARTER WAS DOWN -1.63%, 1ST QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                  1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Short Duration  Return Before Taxes                                               6.82%   2.40%   3.54%
Plus Class      -----------------------------------------------------------------------------------------
                Return After Taxes on Distributions                               5.72%   1.03%   2.06%
                -----------------------------------------------------------------------------------------
                Return After Taxes on Distributions and Sale of Portfolio Shares  4.41%   1.24%   2.13%
---------------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                              0.08%   4.04%   4.48%
---------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Jon P. Denfeld         Since 2008      Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2009      Senior Vice President of the Manager

Douglas J. Peebles     Since 2009      Executive Vice President of the Manager

Greg J. Wilensky       Since 2009      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

----------------------------------------------
Management Fees                           .44%
Distribution and/or Service (12b-1) Fees  None
Other Expenses:
  Shareholder Servicing                   .10%
  Other Expenses                          .03%
                                          ----
Total Other Expenses                      .13%
                                          ----
Total Portfolio Operating Expenses        .57%
                                          ====
----------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 58
After 3 Years   $183
After 5 Years   $318
After 10 Years  $714
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 82% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                                    [CHART]

 2000     2001    2002    2003    2004    2005    2006   2007     2008    2009
-----    -----   -----   -----   -----   -----   -----  -----    -----   -----
8.37      7.19    7.16    5.10    4.07    2.46    4.55   5.40    -4.40   17.29

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.09%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN 3.66%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                      1 YEAR 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------------
Intermediate        Return Before Taxes                                               17.29%  4.83%   5.59%
Duration Portfolio  -----------------------------------------------------------------------------------------
                    Return After Taxes on Distributions                               15.31%  3.05%   3.78%
                    -----------------------------------------------------------------------------------------
                    Return After Taxes on Distributions and Sale of Portfolio Shares  11.14%  3.07%   3.69%
-                   -----------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                                   5.93%  4.97%   6.33%
-------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2005      Senior Vice President of the Manager

Douglas J. Peebles     Since 2007      Executive Vice President of the Manager

Greg J. Wilensky       Since 2005      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide safety of principal and a moderate to high rate of current income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)

------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                             None
------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)  None
------------------------------------------------------------------------------------
Redemption Fee
(as a percentage of amount redeemed)                                            None
------------------------------------------------------------------------------------
Exchange Fee                                                                    None
------------------------------------------------------------------------------------
Maximum Account Fee                                                             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

------------------------------------------------------------
Management Fees                                        .50%
Distribution and/or Service (12b-1) Fees               None
Other Expenses                                         .04%
                                                     ------
Total Portfolio Operating Expenses                     .54%
Fee Waiver                                           (.09)%
                                                     ------
Total Portfolio Operating Expenses After Fee Waiver    .45%*
                                                     ======

*The Manager (defined below) has contractually agreed with the Portfolio to waive the management fees and/or to bear expenses of the Portfolio through January 29, 2011 to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, for exceeding the net expenses reflected in the table. This fee waiver and/or expense reimburse agreement may not be terminated before January 29, 2011 after which it may be terminated by either party.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

--------------------
After 1 Year    $ 46
After 3 Years   $164
After 5 Years   $293
After 10 Years  $668
--------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 75% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio's securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio's investment manager (the "Manager"), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as "junk bonds"). No more than 5% of the Portfolio's total assets may be invested in fixed-income securities rated CCC by national rating agencies.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. For example, if the Portfolio's duration is around five years, it will lose about 5% in principal should interest rates rise 1% and gain about 5% in principal should interest rates fall 1%.

The Manager selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of the Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolio's investments to decline.

.. CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or in response to periods of general economic difficulty.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions.

.. INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. The risks of investing in foreign (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to investments in emerging-market countries, where there is an even greater amount of economic, political and social instability.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

.. SUBORDINATION RISK: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

.. MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information for the Portfolio at www.bernstein.com (click on "Updated Mutual Fund Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART

                        [CHART]

2003      2004   2005    2006   2007     2008   2009
-----    -----   -----  -----   -----   -----   -----
5.34     4.01    2.59    4.55   5.05    -4.50   17.47

                 Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.31%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN 3.60%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                                    SINCE
                                                                                                  INCEPTION
                                                                                 1 YEAR 5 YEARS (MAY 17, 2002)
--------------------------------------------------------------------------------------------------------------
Intermediate   Return Before Taxes                                               17.47%  4.79%      5.27%
Duration       -----------------------------------------------------------------------------------------------
Institutional  Return After Taxes on Distributions                               15.25%  2.95%      3.44%
Portfolio      -----------------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Portfolio Shares  11.27%  3.00%      3.42%
-              -----------------------------------------------------------------------------------------------
Barclays Capital Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                              5.93%  4.97%      5.33%
--------------------------------------------------------------------------------------------------------------

After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Paul J. DeNoon         Since 2009      Senior Vice President of the Manager

Shawn E. Keegan        Since 2005      Vice President of the Manager

Alison M. Martier      Since 2005      Senior Vice President of the Manager

Douglas J. Peebles     Since 2007      Executive Vice President of the Manager

Greg J. Wilensky       Since 2005      Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $3,000,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC ("Bernstein LLC").

TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest) but may distribute capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages, as well as additional information regarding the Portfolios' principal investments. This Prospectus refers to Alliance Bernstein L.P. as the "Manager," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

The International Portfolio was formerly known as the International Value Portfolio II, the Tax-Managed International Portfolio was formerly known as the Tax-Managed International Value Portfolio and the Emerging Markets Portfolio was formerly known as the Emerging Markets Value Portfolio.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES OF THE FIXED-INCOME MUNICIPAL PORTFOLIOS
The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each of the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio may invest more than 25% of its total assets in securities of obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which pay interest that is subject to federal alternative minimum tax, and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

Interest on certain private activity bonds issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If a Portfolio invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes "adjusted current earnings" ("ACE") for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

The yields of municipal securities depend on, among other factors, conditions in the municipal bond markets and fixed-income markets generally, the size of a particular offering, the maturity of the obligations and the rating of the issue. Normally, lower-rated municipal securities provide higher yields than those of more highly rated securities, but involve greater risks. When the spread between the yields of lower-rated obligations and those of more highly rated issues is relatively narrow, a Portfolio may invest in the latter since they will provide optimal yields with somewhat less risk.

MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS
To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. All of our Non-U.S. Stock Portfolios use a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

THE FIXED-INCOME PORTFOLIOS: To identify attractive bonds for the Fixed-Income Portfolios, we evaluate securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, we may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, we may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for each Portfolio.

EMERGING MARKETS PORTFOLIO: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the Emerging Markets Portfolio, we diversify the investment portfolios between growth and value equity investment styles. We select emerging markets growth and emerging markets value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for the Emerging Markets Portfolio is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our global growth and value research teams.

The Emerging Markets Portfolio's emerging markets growth stocks are selected using AllianceBernstein's research-driven emerging markets growth investment discipline. In selecting stocks, the emerging markets growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large emerging markets growth research staff, which follows over 300 companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our emerging markets growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The emerging markets growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The Emerging Markets Portfolio's value stocks are selected using Bernstein's research-driven emerging markets value investment discipline. This discipline relies heavily upon fundamental analysis and research of Bernstein's large emerging markets value research staff. The research staff identifies attractive opportunities among a broad universe of approximately 1,500 companies. In selecting stocks, the Bernstein emerging markets value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

THE INTERNATIONAL PORTFOLIOS: The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing the International Portfolios, we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio's and the Tax-Managed International Portfolio's international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international and emerging markets value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

PORTFOLIO TURNOVER: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities are substantially less than those for equivalent dollar values of equity securities.

TEMPORARY DEFENSIVE POSITIONS: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Non-U.S. Stock Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers.

In attempting to respond to adverse market, economic, political, or other conditions, each Fixed-Income Municipal Portfolio may invest without limit in municipal securities other than those described above that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

CHANGING THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS; WHEN SHAREHOLDER APPROVAL IS REQUIRED: A fundamental investment objective or policy cannot be changed without shareholder approval. As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Except as noted, all other investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive at lest 60 days' prior written notice before any change to the investment objectives of any Portfolio is implemented.

INVESTMENT POLICIES AND LIMITATIONS APPLY AT TIME OF PURCHASE ONLY: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

RECENT MARKET EVENTS: U.S. and international markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. The fixed-income markets have experienced and are continuing to experience liquidity issues, increased price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Domestic and international equity markets have also been experiencing heightened volatility and turmoil. The U.S. Government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. These events and the continuing market upheavals may continue to adversely affect the Portfolios.

PRINCIPAL INVESTMENT RISKS OF THE PORTFOLIOS

ALL PORTFOLIOS
DERIVATIVES RISK: Each Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make a Portfolio more volatile and can compound other risks.

MANAGEMENT RISK: Each Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

NON-U.S. STOCK PORTFOLIOS
MARKET RISK: Each Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. With respect to the Emerging Markets Portfolio, the securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if a Portfolio had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as each Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

EMERGING MARKETS SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

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NON-U.S. STOCK PORTFOLIOS, SHORT DURATION PLUS PORTFOLIO, INTERMEDIATE DURATION
PORTFOLIO AND INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission ("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. A Portfolio may also take foreign currency positions for non-hedging purposes either directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options, as described above. Both types of investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

OTHER FOREIGN INVESTMENT RISKS INCLUDE:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

HIGHER COSTS ASSOCIATED WITH FOREIGN INVESTING: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

EMERGING MARKETS PORTFOLIO
INVESTMENTS IN SMALL COMPANIES RISK: The Portfolio may invest in securities of smaller companies, which may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

ACTIONS BY A FEW MAJOR INVESTORS RISK: In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

COUNTRY CONCENTRATION RISK: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio's investments in a particular country or region.

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FIXED-INCOME PORTFOLIOS
INTEREST RATE RISK: This is the risk that changes in interest rates will affect the value of a Portfolio's investments in fixed-income debt securities such as bonds and notes. Increases in interest rates may cause the value of a Portfolio's investments to decline. A Portfolio may experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations. There is also the risk that a floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.

CREDIT RISK: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not absolute guarantees of quality. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security's credit rating is downgraded, its price is likely to decline, which would lower an investor's total return.

INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of the Portfolio's distributions.

LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value. To the extent a Portfolio invests in municipal securities, the Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. In addition, liquidity risk tends to increase to the extent the Portfolio invests in debt securities whose sale may be restricted by law or by contract.

MARKET RISK: Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

FIXED-INCOME MUNICIPAL PORTFOLIOS
MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio's investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. Because each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio may invest a large portion of its assets in New York State's municipal securities, it is more vulnerable to events adversely affecting the State of New York, including economic, political and regulatory occurrences or terrorism. New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services industry contributing over one-fifth of the State's wages, the State's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Because each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio may invest a large portion of its assets in California State's municipal securities, it is more vulnerable to events adversely affecting the State of California, including economic, political and regulatory occurrences or terrorism. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voted-passed initiatives that limit the ability of State and local governments to raise revenues, particularly with respect to real property taxes. In addition, State expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds are tied to the credit quality of related corporate issuers.

Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

TAX RISK: A Portfolio purchases municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither AllianceBernstein nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the "IRS") will agree with bond counsel's opinion. If the IRS determines that

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an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.

BOND INSURER RISK: A Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Manager evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

OTHER RISKS: Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable treatments.

FIXED-INCOME TAXABLE PORTFOLIOS
INFLATION-PROTECTED SECURITIES RISK: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors' expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

MORTGAGE-RELATED SECURITIES RISK: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   PREPAYMENT RISK: Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

   SHORTENING RISK: Shortening risk is the possibility that falling interest rates may cause prepayments of principal to occur at a faster-than-expected rate. This particular risk may effectively change a security that was considered intermediate- or long-term into a short-term security. The prices of short-term securities do not rise as much in response to a fall in interest rates as do the prices of intermediate- or long-term securities.

   EXTENSION RISK: Extension risk is the possibility that rising interest rates may cause prepayments of principal to occur at a slower-than-expected rate. This particular risk may effectively change a security that was considered short- or intermediate-term into a long-term security. The prices of long-term securities generally fall more in response to a rise in interest rates than do the prices of short- or intermediate-term securities.

   INTEREST RATE RISK: When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed-income securities, potentially increasing the volatility of the fund that holds them.

   CREDIT RISK: Mortgage-related securities that are not backed by the U.S. Government or one of its agencies are subject to credit risk, described above.

SUBORDINATION RISK: Each Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.

SHORT DURATION PORTFOLIOS
RISKIER THAN A MONEY-MARKET FUND: Each Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of a Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO, NEW YORK MUNICIPAL PORTFOLIO,
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO AND CALIFORNIA MUNICIPAL PORTFOLIO NON-DIVERSIFICATION RISK: Concentration of investments in a small number of securities tends to increase risk. Each Portfolio is not "diversified." This means that a Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Portfolio's net asset value.

FIXED-INCOME MUNICIPAL PORTFOLIOS--INTERMEDIATE DURATION PORTFOLIOS
CALLABLE SECURITIES RISK: Many municipal securities have call features which allow the issuer of the security to repay principal prior to the maturity date of the security. The issuer will typically call a security when interest rates are lower than the original issue yield of the security. A Portfolio may lose any premium it has paid for the called security over its par value and when a security is called, the principal received by the Portfolio is usually reinvested at a lower yield.

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U.S. GOVERNMENT SHORT DURATION PORTFOLIO
NO GOVERNMENT GUARANTEE: Investments in the Portfolio are not insured by the U.S. Government.

While securities issued by the U.S. Treasury and some U.S. agency securities are backed by the U.S. Government, other U.S. agency securities are backed only by the credit of the issuing agency or instrumentality. For example, securities issued by Government National Mortgage Association ("GNMA") are backed by the United States while securities issued by Federal Home Loan Mortgage Corporation ("FHLMC") and Federal National Mortgage Association ("FNMA") are backed only by the credit of FHLMC and FNMA, respectively. However, some issuers of agency securities may have the right to borrow from the U.S. Treasury to meet their obligations, such as the U.S. Postal Service.

On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or it agencies currently provide financial support to such entities, no assurance can be given that they will always do so. The U.S. Government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

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ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED
RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Manager may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios' SAI.

ADDITIONAL INVESTMENTS, STRATEGIES AND PRACTICES PERMITTED; DETAILS IN EACH PORTFOLIO'S SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Portfolio's SAI, which is available upon request at no cost (see back cover of this Prospectus).

INTEREST ONLY/PRINCIPAL       The Fixed-Income Portfolios may invest in a type
ONLY SECURITIES               of mortgage-related security where all interest
                              payments go to one class of holders--"Interest
                              Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO."

                              The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed-rate mortgages may be considered liquid securities under guidelines established by each Portfolio's Boards of Directors (the "Board"); all other IOs and POs will be considered illiquid (see discussion below).

OBLIGATIONS OF                The Fixed-Income Portfolios may invest in the
SUPRANATIONAL AGENCIES        obligations of supranational agencies.
                              Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and
                              Development (the "World Bank"), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries;
                              however, such requests may not always be honored.
                              Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.

VARIABLE, FLOATING AND        Fixed-income securities may have fixed, variable
INVERSE FLOATING RATE         or floating rates of interest. Variable and
INSTRUMENTS                   floating rate securities pay interest at rates
                              that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate
                              (such as the bank prime lending rate) changes.

                              Each Fixed-Income Portfolio may invest in variable rate demand notes ("VRDNs") which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.

                              Each Fixed-Income Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

                              Each Fixed-Income Portfolio may invest in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "auction component" typically pays an interest rate that is reset periodically through an auction process, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and

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                              residual components. When an inverse floater is
                              in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of falling interest rates than those of fixed-rate securities.

ZERO COUPON SECURITIES        Zero coupon securities are debt securities that
                              have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

FIXED-INCOME SECURITIES       The Fixed-Income Municipal Portfolios, the U.S.
                              Government Short Duration Portfolio and the Short
                              Duration Plus Portfolio may invest in
                              medium-quality securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is generally expected that these Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch, or if unrated, determined by the Manager to have undergone similar credit quality deterioration. The Intermediate Duration
                              Portfolio and the Intermediate Duration
                              Institutional Portfolio may invest in
                              below-investment grade securities rated Ba, B or Caa by Moody's or BB, B or CCC by S&P and Fitch.

                              Unrated securities may be purchased by these Portfolios when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with a Portfolio's investment policies.

INVESTMENT IN OTHER           The Intermediate Duration Institutional Portfolio
INVESTMENT COMPANIES          may invest in other investment companies as
                              permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), or the rules and regulations thereunder. The Intermediate Duration
                              Institutional Portfolio intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Intermediate Duration
                              Institutional Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Intermediate Duration
                              Institutional Portfolio may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

BANK LOAN DEBT                The Short Duration Plus and the Intermediate
                              Duration Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt.
                              The Portfolios' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans
                              ("Assignments") from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

ILLIQUID SECURITIES           Each Portfolio will limit its investments in
                              illiquid securities to 15% of its net assets.
                              Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and
                              (iii) repurchase agreements not terminable within seven days.

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                              Rule 144A securities that have legal or
                              contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities.
                              A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

PREFERRED STOCK               Each Portfolio may invest in preferred stock.
                              Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

FOREIGN CURRENCY              The Short Duration Plus Portfolio, Intermediate
TRANSACTIONS                  Duration Portfolio, Tax-Managed International
                              Portfolio, International Portfolio, Emerging
                              Markets Portfolio and Intermediate Duration
                              Institutional Portfolio may enter into
                              foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market.
                              Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price.
                              The Portfolios will generally not enter into a forward contract with a term greater than one year.

                              Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Manager may not accurately predict currency movements. As a result, total return could be adversely affected. The Manager may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

                              Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Manager will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

FUTURES CONTRACTS AND         Each Portfolio may also enter into contracts
OPTIONS ON FUTURES            involving the right or obligation to deliver or
CONTRACTS                     receive assets or money depending on the
                              performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Euro deposits, securities indexes, currencies, options or other derivatives or financial instruments.

                              Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Manager to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

                              Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fixed-Income Municipal Intermediate-Duration Portfolios will be traded on U.S. exchanges and will be used only for hedging purposes or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

                              The International Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."


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DERIVATIVES                   Each Portfolio may use derivatives to achieve its
                              investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

                              Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes, although most of the Fixed-Income Municipal Portfolios generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objective and policies.

                              Derivatives may be (i) standardized,
                              exchange-traded contracts or (ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

                              There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

                               . OPTIONS--An option, which may be standardized
                                 and exchange-traded, or customized and
                                 privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index).

                               . FUTURES--A futures contract is an agreement
                                 that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

                               . FORWARDS--A forward contract is an obligation
                                 by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A

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                                forward contract usually results in the
                                 delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

                               . SWAPS--A swap is a customized, privately
                                 negotiated agreement that obligates two
                                 parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream but is not exchangeable. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

                              Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described above under "Variable, Floating and Inverse Floating Rate Instruments" and below under "Structured Instruments."

                              While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

                               . MARKET RISK--This is the general risk
                                 attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

                               . MANAGEMENT RISK--Derivative products are
                                 highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

                               . CREDIT RISK--This is the risk that a loss may
                                 be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

                               . LIQUIDITY RISK--Liquidity risk exists when a
                                 particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

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                               . LEVERAGE RISK--Since many derivatives have a
                                 leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

                               . OTHER RISKS--Other risks in using derivatives
                                 include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

CREDIT DEFAULT SWAP           The "buyer" in a credit default swap contract is
AGREEMENTS                    obligated to pay the "seller" a periodic stream
                              of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

                              Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

                              A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

                              A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

OPTIONS The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

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                              The Portfolios may also enter into options on the
                              yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

                              No Portfolio will write any option if,
                              immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

                              In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

                              A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

                              The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

                              The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein.
                              AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

                              A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The International Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

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STRUCTURED INSTRUMENTS        As part of its investment program and to maintain
                              greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

                              Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

                              Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

INTEREST RATE TRANSACTIONS    Each Portfolio may enter into interest rate swaps
(SWAPS, CAPS AND FLOORS)      and purchase and sell interest rate caps and
                              floors. Each Fixed-Income Municipal
                              Intermediate-Duration Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique. The Fixed-Income
                              Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

                              Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

                              A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

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                              Caps and floors may be less liquid than swaps.
                              These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

CURRENCY SWAPS                The International Portfolio, Tax-Managed
                              International Portfolio, Emerging Markets
                              Portfolio, Short Duration Plus Portfolio,
                              Intermediate Duration Portfolio and Intermediate
                              Duration Institutional Portfolio may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The
                              International Portfolios may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency
                              Transactions."

                              Currency swaps involve the individually
                              negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

INFLATION (CPI) SWAPS         Each Portfolio may enter into inflation swap
                              agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index
                              (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A
                              Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate
                              NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates.
                              Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

SYNTHETIC FOREIGN EQUITY      The Non-U.S. Stock Portfolios may invest in a
SECURITIES                    form of synthetic foreign equity securities,
                              which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants.
                              International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

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                              The Portfolios will normally invest in covered
                              warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

                              The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Manager, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

FOREIGN (NON-U.S.)            The equity securities in which the Non-U.S. Stock
SECURITIES                    Portfolios may invest include common and
                              preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored
                              ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR.
                              Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S.
                              securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

REAL ESTATE INVESTMENT        The Non-U.S. Stock Portfolios may invest in Real
TRUSTS                        Estate Investment Trusts ("REITs"). REITs are
                              pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity
                              REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
                              REITs can also realize capital gains by selling properties that have appreciated in value.
                              Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each of the Non-U.S.
                              Stock Portfolios will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

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                              Investing in REITs involves certain unique risks
                              in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

                              Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

                              REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

FORWARD COMMITMENTS           Each Portfolio may purchase or sell securities on
                              a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a
                              "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

                              When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

                              The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

                              A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

REPURCHASE AGREEMENTS AND     Each Portfolio may enter into repurchase
BUY/SELL BACK TRANSACTIONS    agreements in which a Portfolio purchases a
                              security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document.
                              The resale price is greater

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                              than the purchase price, reflecting an
                              agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

                              A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE            The Portfolios may enter into reverse repurchase
AGREEMENTS                    agreements with banks and broker-dealers from
                              time to time. In a reverse repurchase
                              transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

SHORT SALES                   The International Portfolio, Tax-Managed
                              International Portfolio, Emerging Markets
                              Portfolio, Short Duration New York Municipal
                              Portfolio, Short Duration California Municipal
                              Portfolio and Short Duration Diversified
                              Municipal Portfolio may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

                              A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

DOLLAR ROLLS                  Each of the Fixed-Income Portfolios may enter
                              into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar
                              (same type and coupon)

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                              securities on a specified future date. During the
                              roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio.

FUTURE DEVELOPMENTS           A Portfolio may, following written notice to its
                              shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

PORTFOLIO HOLDINGS            Each Portfolio's SAI includes a description of
                              the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

FIXED-INCOME SECURITIES       FIXED-INCOME PORTFOLIOS: The value of each
                              Fixed-Income Portfolio's shares will fluctuate with the value of its investments. The value of a Portfolio's investments will change as the general level of interest rates fluctuates.
                              During periods of falling interest rates, the values of a Portfolio's securities generally rise. Conversely, during periods of rising interest rates, the values of a Portfolio's securities generally decline.

                              In seeking to achieve a Portfolio's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities held by a Portfolio will be unavoidable. Moreover, medium- and lower-rated securities and unrated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Portfolio.

INVESTMENTS IN LOWER-RATED    Lower-rated securities, i.e., those rated Ba and
SECURITIES                    lower by Moody's or BB and lower by S&P and Fitch
                              (commonly known as "junk bonds"), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.

                              The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

                              The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager's research and credit analysis are a correspondingly more

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                              important aspect of its program for managing a
                              Portfolio's securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.

UNRATED SECURITIES            The Manager also will consider investments in
                              unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio's objective and policies.

BORROWING AND LEVERAGE        The Portfolios may use borrowings for investment
                              purposes subject to the limit imposed by the 1940
                              Act, which is up to 33/ 1/3/% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The
                              Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

                              Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

NON-DIVERSIFIED STATUS        Each of the Short-Duration New York Municipal
                              Portfolio, Short-Duration California Municipal
                              Portfolio, New York Municipal Portfolio and
                              California Municipal Portfolio (the "State
                              Portfolios") is a "non-diversified" investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State
                              Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The SAI provides specific information about the state in which a Portfolio invests.

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INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus.

HOW TO BUY SHARES

MINIMUM INVESTMENTS - FOR ALL PORTFOLIOS OTHER THAN INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
Except as otherwise provided, the minimum initial investment in any Portfolio of the Sanford C. Bernstein Fund, Inc. ("SCB") is $25,000. There is no minimum amount for subsequent investments in the same Portfolio although SCB reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000. For Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in one or more of the Portfolios of SCB or vary the percentage based on the Manager's opinion of the relative allocation of fixed-income investments versus international investments or domestic stock. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of any Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

..  initial purchases of shares of the Portfolios (other than the Emerging
   Markets Portfolio) will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

.. initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $10,000; and

.. the Manager may, in its discretion, waive the initial minimum investment requirement for any participant-directed defined contribution plan.

Any purchases and sales of shares of the Emerging Markets Portfolio will incur a portfolio transaction fee on purchases and redemptions. The Emerging Markets Portfolio assesses a portfolio transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio. The portfolio transaction fee on purchases applies to an initial investment in the Emerging Markets Portfolio and to all subsequent purchases, but not to reinvested dividends or capital gains distributions. The portfolio transaction fee on purchases is deducted automatically from the amount invested; it cannot be paid separately. The Emerging Markets Portfolio also assesses a portfolio transaction fee on redemptions of Portfolio shares equal to 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Portfolios). The portfolio transaction fee on redemptions is deducted from redemption or exchange proceeds. The portfolio transaction fees on purchases and redemptions are received by the Emerging Markets Portfolio, not by the Manager, and are neither sales loads nor contingent deferred sales loads.

The purpose of the portfolio transaction fees discussed above is to allocate transaction costs associated with purchases and redemptions to the investors making those purchases and redemptions, not to other shareholders. The Emerging Markets Portfolio, unlike the other Portfolios of SCB, imposes transaction fees because transaction costs incurred when purchasing or selling stocks of companies in emerging-market countries are considerably higher than those incurred in either the United States or other developed countries. The portfolio transaction fees reflect the Manager's estimate of the brokerage and other transaction costs that the Emerging Markets Portfolio incurs as a result of purchases or redemptions. Without the fees, the Emerging Markets Portfolio would not be reimbursed for these transaction costs, resulting in reduced investment performance for all shareholders of the Portfolio. With the fees, the transaction costs occasioned by purchases or sales of shares of the Emerging Markets Portfolio are borne not by existing shareholders, but by the investors making the purchases and redemptions.

MINIMUM INVESTMENTS - INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
The minimum initial investment in the Intermediate Duration Institutional Portfolio of the Sanford C. Bernstein Fund II, Inc. ("SCB II," together with SCB, the "Funds," and each, a "Fund") is $3,000,000. There is no minimum amount for subsequent investments although SCB II reserves the right to impose a minimum investment amount. There is no minimum amount for reinvestment of dividends and distributions declared by the Portfolio in the shares of the Portfolio.

Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Bernstein LLC which is invested solely in the Portfolio (including the discretionary investment management accounts of the

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Manager) will be invested in the Portfolio without regard to any minimum investment requirement.

For clients of the Manager's investment-management services, the Manager may, at a client's request, maintain a specified percentage of assets in the Portfolio or vary the percentage based on the Manager's opinion of the market conditions. In keeping with these client mandates or for tax considerations, the Manager may, without additional instructions from the client, purchase shares of the Portfolio from time to time.

These purchases and sales by the Manager will be subject to the following minimum investment requirements:

.. initial purchases of shares of the Portfolio will be subject to the initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived.

PROCEDURES - FOR ALL PORTFOLIOS
To purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. With respect to discretionary accounts, the Manager has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Procedures relating to discretionary accounts are outlined in the Bernstein Investment-Management Services and Policies brochure available on the Manager's website at www.bernstein.com. Payment may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of the Manager. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.

The share price you pay will depend on when your order is received in proper form. With respect to non-discretionary accounts, orders received at or prior to the close of regular trading of the Exchange (normally 4:00 p.m., Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price. With respect to non-discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the net asset value on the reinvestment date.

Each Fund may, at its sole option, accept securities as payment for shares of any Fixed-Income Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under "Pricing Portfolio Shares" above as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. Each Fund has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio's NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Fund.

A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a FINRA member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.

TRANSACTION FEES: As discussed above, if you purchase shares of the Emerging Markets Portfolio, you will pay to this Portfolio a transaction fee of 1.00% of the amount invested.

HOW TO EXCHANGE SHARES
You may exchange your shares in a Portfolio of SCB for shares of the same class in any other Portfolio of SCB. You may exchange your shares in the Intermediate Duration Institutional Portfolio of SCB II for shares of the same class in any Portfolio of SCB. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Fund reserves the right, on behalf of any of the Portfolios, to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.

On any exchanges of other Portfolio shares for shares of the Emerging Markets Portfolio, shareholders will be charged the portfolio transaction fee of 1% of the dollar amount exchanged;

on any exchanges of shares of the Emerging Markets Portfolio for other Portfolio shares, shareholders will be charged the 1% redemption fee. See the "Emerging Markets Portfolio" section above for additional information.

The exchange privilege is available only in states where the exchange may legally be made. While each Fund plans to maintain this exchange policy, changes to this policy may be made upon 90 days' prior written notice to shareholders.

For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See "Dividends, Distributions and Taxes" below.

HOW TO SELL OR REDEEM SHARES
You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Fund are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Fund.

Your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets each Fund's requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by each Fund in certain instances. Each Fund may waive the requirement that a redemption request must be in writing. Each Fund may request further documentation from corporations, executors, administrators, trustees or guardians.

We will normally make payment to you of your sales proceeds by check within seven days of receipt of your sell order in proper form and any issued share certificates. The check will be sent to you at your address on record with a Fund unless prior other instructions are on file. If you are a client of the Manager's investment advisory services, the sales proceeds will be held in your account with Bernstein LLC unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.

The price you will receive when you sell your shares will depend on when a Fund or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) on any business day will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day's price.

When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.

For additional information, see "Dividends, Distributions and Taxes" below.

If you are selling shares recently purchased with a check, we may delay sending you the proceeds for up to 15 days until your check clears. This delay may be avoided if the shares were originally purchased by certified or bank check or by wire transfer.

TRANSACTION FEES UPON REDEMPTION: You will be charged a 1% redemption fee upon the sale of shares of the Emerging Markets Portfolio that will be deducted from the proceeds of the sale and paid to the Portfolio. This transaction fee is payable only by investors in this Portfolio and is charged because of the additional costs involved in the purchase and sale of these shares. For more information, see the "Emerging Markets Portfolio" section above.

RESTRICTIONS ON SALES: There may be times during which you may not be able to sell your shares or we may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.

SALE IN-KIND: Each Fund normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in-kind of securities in lieu of cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.

AUTOMATIC SALE OF YOUR SHARES - FOR ALL PORTFOLIOS EXCEPT THE INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO: Under certain circumstances, a Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000, we may, on at least 60 days' prior written notice, sell your remaining shares in that Portfolio and close your account. We will not close your account if you increase your account balance to $1,000 during the 60-day notice period.

AUTOMATIC SALE OF YOUR SHARES - INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO:
Under certain circumstances, a Fund may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,500,000, we may, on at least 60 days' prior written notice,

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


sell your remaining shares in the Portfolio and close your account. We will not close your account if you increase your account balance to $1,500,000 during the 60-day notice period.

SYSTEMATIC WITHDRAWAL PLAN: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own book-entry shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at each Fund's discretion. For further information, call your Bernstein advisor at (212) 486-5800.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS: Although each Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, each Fund does not consider the sale of Portfolio shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Portfolio performance.

A Portfolio that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before a Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agent,
   Bernstein LLC, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

RISKS TO SHAREHOLDERS RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's net asset value ("NAV") is calculated at the close of regular trading on the New York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, each Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Funds value each Portfolio's securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Funds to calculate each Portfolio's NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

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The Funds expect to use fair value pricing for securities primarily traded on
U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities primarily traded on non-U.S. markets because, among other things, most foreign markets close well before the Funds value their securities at the close of regular trading on the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing the Fund's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT MANAGER
Each Portfolio's Manager is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Manager is a leading international investment adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Manager, comprising approximately 98 separate investment portfolios, have approximately 3.7 million retail accounts.

The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of net assets as follows:

                                          FEE AS A PERCENTAGE OF FISCAL YEAR
    PORTFOLIO                               AVERAGE NET ASSETS      ENDED
    ------------------------------------------------------------------------
    International                                   .89%           9/30/09
    Tax-Managed International                       .86%           9/30/09
    Emerging Markets                               1.14%           9/30/09
    Short Duration New York Municipal               .45%           9/30/09
    Short Duration California Municipal             .45%           9/30/09
    Short Duration Diversified Municipal            .45%           9/30/09
    New York Municipal                              .48%           9/30/09
    California Municipal                            .49%           9/30/09
    Diversified Municipal                           .44%           9/30/09
    U.S. Government Short Duration                  .45%           9/30/09
    Short Duration Plus                             .45%           9/30/09
    Intermediate Duration                           .44%           9/30/09
    Intermediate Duration Institutional             .41%*          9/30/09

*Fee stated net of any waivers and/or reimbursements. The Manager has contractually agreed to waive its fee and/or bear certain expenses as described in the Fees and Expenses of the Portfolio table on page 55.

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager may have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:
The day-to-day management of, and investment decisions for, the INTERNATIONAL PORTFOLIO, TAX-MANAGED INTERNATIONAL PORTFOLIO AND EMERGING MARKETS PORTFOLIO are made by the Blend Strategies Team, comprised of senior Blend portfolio managers. The Blend Strategies Team relies heavily on the Manager's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Blend Strategies Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE            THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Thomas J. Fontaine; since 2009;       Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated in a similar capacity to his current position
                                      since prior to 2005, and Head of
                                      Research and Investment Design--
                                      Defined Contribution.

Dokyoung Lee; since 2008; Senior      Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated in a
                                      similar capacity to his current position
                                      since prior to 2005, and Director of
                                      Research--Blend Strategies.

Joshua B. Lisser; since inception;    Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated in a similar capacity to his current position
                                      since prior to 2005, and Chief
                                      Investment Officer--Index Strategies.

Seth J. Masters; since inception;     Executive Vice President of the
Executive Vice President of the       Manager, with which he has been
Manager                               associated in a similar capacity to his
                                      current position since prior to 2005,
                                      Chief Investment Officer--Blend
                                      Strategies and Chief Investment
                                      Officer--Defined Contribution.

Patrick J. Rudden; since 2009;        Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated in a similar capacity to his current position
                                      since prior to 2005, and Head of Blend
                                      Strategies.

The day-to-day management of, and investment decisions for, the Fixed-Income Municipal Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------
Michael Brooks; since 1999; Senior    Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated
                                      since prior to 2005.

Fred S. Cohen; since 1994; Senior     Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated
                                      since prior to 2005, and Director of
                                      Municipal Bond Trading.

R.B. Davidson III; since inception;   Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated since prior to 2005, and Director of
                                      Municipal Bond Management.

Wayne Godlin; since 2010; Senior      Senior Vice President of the Adviser
Vice President of the Manager         since December 2009. Prior thereto, an
                                      investment manager and a Managing
                                      Director of Van Kampen Asset
                                      Management with which he had been
                                      associated since prior to 2005

Terrance T. Hults; since 2002;        Senior Vice President of the Manager,
Senior Vice President of the Manager  with which he has been associated since prior to 2005.

The day-to-day management of, and investment decisions for, the U.S. GOVERNMENT SHORT DURATION PORTFOLIO and SHORT DURATION PLUS PORTFOLIO are made by the Manager's U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The U.S. Investment Grade: Liquid Markets Structured Products Investment Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the U.S. Investment Grade: Liquid Markets Structured Products Investment Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
------------------------------------------------------------------------------
Jon P. Denfeld; since 2008; Vice      Vice President of the Manager, with
President of the Manager              which he has been associated since
                                      May 2008. Prior thereto, he was a
                                      Senior U.S. Portfolio Manager at UBS
                                      Global Asset Management from 2006-
                                      2007. Prior thereto, he was a portfolio
                                      manager for Shay Asset Management
                                      since prior to 2005.

Shawn E. Keegan; since 2005; Vice     Vice President of the Manager, with
President of the Manager              which he has been associated since
                                      prior to 2005.

                                            PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE            THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------
Alison M. Martier; since 2009;        Senior Vice President of the Manager,
Senior Vice President of the Manager  with which she has been associated since prior to 2005, and Director of the
                                      Fixed Income Senior Portfolio Manager
                                      Team.

Douglas J. Peebles; since 2009;       Executive Vice President of the
Executive Vice President of the       Manager, with which he has been
Manager                               associated since prior to 2005, and
                                      Chief Investment Officer and Head of
                                      AllianceBernstein Fixed Income.

Greg J. Wilensky; since 2009; Senior  Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated
                                      since prior to 2005, and Director of
                                      Stable Value Investments.

The day-to-day management of, and investment decisions for, the INTERMEDIATE DURATION PORTFOLIO and INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO are made by the U.S. Investment Grade: Core Fixed Income Team. The U.S. Investment
Grade: Core Fixed Income Team relies heavily on the fundamental analysis and research of the Manager's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the U.S. Investment Grade: Core Fixed Income Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                           PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE           THE PAST FIVE (5) YEARS
-----------------------------------------------------------------------------
Paul J. DeNoon; since 2009; Senior    Senior Vice President of the Manager,
Vice President of the Manager         with which he has been associated in a
                                      substantially similar capacity to his
                                      current position since prior to 2005,
                                      and Director of Emerging Market Debt.

Shawn E. Keegan; since 2005; Vice     (see above)
President of the Manager

Alison M. Martier; since 2005;        (see above)
Senior Vice President of the Manager

Douglas J. Peebles; since 2007;       (see above)
Executive Vice President of the
Manager

Greg J. Wilensky; since 20059;        (see above)
Senior Vice President of the Manager

Each Portfolio's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolios.

PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS
As described in this Prospectus, we diversify the investment portfolio of each of the Non-U.S. Stock Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Non-U.S. Stock Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in

Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolio and the Tax-Managed International Portfolio are managed. Presented in Displays 3 and 4 is historical performance information for our emerging markets growth and emerging markets value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate emerging markets growth and emerging markets value components of the Emerging Markets Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Manager in managing the Non-U.S. Stock Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Non-U.S. Stock Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Non-U.S. Stock Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Manager relating to the Historical Accounts managed by investment teams that manage the Non-U.S. Stock Portfolios' assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2009. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Non-U.S. Stock Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of these Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Manager has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States & Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolios' shareholders of sales charges and income taxes.

The MSCI Emerging Markets Index shown in Displays 3 and 4 is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2009, the MSCI Emerging Markets Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios' assets and by the Manager's allocation of the Portfolios' portfolio between the two investment teams. If either or both of the investment teams employed by the Manager in managing the Portfolios were to perform relatively poorly, and/or if the Manager were to allocate more of either of the Portfolios' portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 1 DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL PORTFOLIO.

Display 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                                         Premium/Discount to
                  Growth Composite    MSCI EAFE Index      MSCI EAFE Index
                  ----------------    ---------------      ---------------

One Year                33.36%           31.78%               1.58%
Three Years             -7.69%           -6.04%              -1.64%
Five Years               1.65%            3.54%              -1.88%
10 Years                -0.14%            1.17%              -1.32%
Since Inception          6.14%            5.75%               0.40%
(12/90)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 2 DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL PORTFOLIO.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                      MSCI EAFE Index     Premium/Discount to
                Growth Composite        (GDP, HH)      MSCI EAFE Index (GDP, HH)
                ----------------    ---------------    -------------------------

One Year             30.57%              28.46%                 2.12%
Three Years         -11.82%              -7.29%                -4.53%
Five Years            1.70%               3.91%                -2.21%
10 Years              4.52%               0.88%                 3.64%
Since Inception       8.77%               7.18%                 1.60%
(06/92)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until September 2, 2003, the International Portfolio and Tax-Managed International Portfolio were managed using only the Manager's international value discipline. Since September 2, 2003, the International Portfolio or Tax-Managed International Portfolio have been managed using both the Manager's international growth and international value investment disciplines.

Display 3 presents the historical performance for AllianceBernstein's emerging markets growth investment discipline from its inception, September 30, 1991, through December 31, 2009 ("Emerging Markets Growth Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 3 DOES NOT REPRESENT THE PERFORMANCE OF THE EMERGING MARKETS PORTFOLIO.

Display 3
ALLIANCEBERNSTEIN EMERGING MARKETS GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                  Emerging Markets     MSCI Emerging    Premium/Discount to MSCI
                  Growth Composite     Markets Index     Emerging Markets Index
                  ----------------    ---------------      ---------------

One Year                78.67%           78.51%               0.17%
Three Years              3.07%            5.11%              -2.04%
Five Years              13.86%           15.51%              -1.65%
10 Years                 9.91%            9.82%               0.10%
Since Inception         12.01%           10.11%               1.90%
(09/91)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Display 4 presents the historical performance for Bernstein's emerging markets value investment discipline from January 1, 1996 through December 31, 2009 ("Emerging Markets Value Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 4 DOES NOT REPRESENT THE PERFORMANCE OF THE EMERGING MARKETS PORTFOLIO.

Display 4
BERNSTEIN EMERGING MARKETS VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                  Emerging Markets     MSCI Emerging    Premium/Discount to MSCI
                  Growth Composite     Markets Index     Emerging Markets Index
                  ----------------    ---------------      ---------------

One Year               102.11%           78.51%              23.60%
Three Years              5.50%            5.11%               0.39%
Five Years              14.76%           15.51%              -0.75%
10 Years                14.56%            9.82%               4.74%
Since Inception         11.70%            8.09%               3.61%
(01/96)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until May 2, 2005, the Emerging Markets Portfolio was managed using only the Manager's emerging markets value discipline. Since May 2, 2005, the Emerging Markets Portfolio has been managed using both the Manager's emerging markets growth and emerging markets value investment disciplines.

THE ABOVE PERFORMANCE DATA IN DISPLAYS 1, 2, 3 AND 4 ARE PROVIDED SOLELY TO ILLUSTRATE THE MANAGER'S EXPERIENCE IN MANAGING ACCOUNTS USING THE GROWTH AND VALUE INVESTMENT DISCIPLINES. INVESTORS SHOULD NOT RELY ON THIS INFORMATION AS AN INDICATION OF ACTUAL PERFORMANCE OF ANY ACCOUNT OR FUTURE PERFORMANCE OF THE NON-U.S. STOCK PORTFOLIOS. OTHER METHODS OF COMPUTING RETURNS MAY PRODUCE DIFFERENT RESULTS, AND THE RESULTS FOR DIFFERENT PERIODS WILL VARY.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Manager; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Manager ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Manager, including recovery of all fees paid to the Manager pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Manager and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Manager. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Manager and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Manager previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Manager believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

SHAREHOLDER SERVICING FEES
AllianceBernstein provides SCB with shareholder servicing services. For these services, AllianceBernstein charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio's average daily assets and each Non-U.S. Stock Portfolio an annual fee of 0.25% of each such Portfolio's average daily net assets. These shareholder services include providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.

DISTRIBUTION SERVICES
Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between each Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of AllianceBernstein.

RETIREMENT PLAN SERVICES
Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Annual Portfolio Operating Expenses."

The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.

ADDITIONAL FEES FOR CERTAIN INVESTORS
Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.

The Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Non-U.S. Stock Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.

Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the net asset value of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.

If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.

Based on its investment objectives and strategies, the Manager expects that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities), the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non-exempt interest). The International Portfolio, the Tax-Managed International Portfolio and the Emerging Markets Portfolio may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the interest earned on municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a higher rate than long-term capital gains. Income dividends that are exempt from federal income tax may be subject to state and local taxes.

Generally, it is intended that dividends paid on shares in the Fixed-Income Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.

Interest on certain "private activity bonds" issued after August 7, 1986 are items of tax preference for purposes of the corporate and individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio's distributions derived from interest income on those bonds. Additionally, tax-exempt income constitutes adjusted current earnings for purposes of calculating the ACE adjustment for the corporate alternative minimum tax.

If, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.

Dividends and interest received by the Fixed-Income Portfolios that invest in foreign securities and the Non-U.S. Stock Portfolios may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain, provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Such rate would not apply to dividends received from the Fixed-Income Portfolios. However, dividends received from Non-U.S. Stock Portfolios may qualify for such rate in certain cases.

If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61-day period beginning 30 days before and ending

30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.

Dividends or other income (including, in some cases, capital gains) received by the Non-U.S. Stock Portfolios from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Portfolio's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Portfolio may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Portfolio may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, you will be required to include your pro rata share of such foreign taxes in computing your taxable income--treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.

The Short Duration New York Municipal Portfolio and New York Municipal Portfolio provide income that is generally tax-free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the Short Duration California Municipal Portfolio and California Municipal Portfolio provide income that is generally tax-free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio of either Fund. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes.

Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BARCLAYS CAPITAL AGGREGATE BOND INDEX--The Barclays Capital U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

BARCLAYS CAPITAL 5-YEAR GENERAL OBLIGATION MUNICIPAL BOND INDEX--The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. The GO Bond Index component of the Municipal Bond index. General Obligation classification bonds, excluding insured and prerefunded, are eligible for inclusion in the Barclays Capital 5-year GO Municipal Bond Index. The bonds must have a maturity of greater than 4-years and less than 6-years.

BARCLAYS CAPITAL 1-YEAR MUNICIPAL INDEX--The Barclays Capital Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. This index is the 1 Year (1-2) component of the Municipal Bond index.

BOFA MERRILL LYNCH 1-3 YEAR TREASURY INDEX--An unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST)--A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EMERGING MARKETS INDEX--A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FINANCIAL   NON-U.S.                   The financial highlights table is intended to help you
HIGHLIGHTS  STOCK PORTFOLIOS           understand the financial perform-ance of the Portfolio for the periods indicated. Certain information reflects financial
            .TAX-MANAGED               results for a single Portfolio share. The total returns in the
             INTERNATIONAL PORTFOLIO   table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .INTERNATIONAL PORTFOLIO   of all dividends and distributions). The information for each fiscal-year-end period has been audited by
            .EMERGING MARKETS          PricewaterhouseCoopers LLP, whose re-ports, along with the
             PORTFOLIO                 Portfolio's financial statements, are included in the
                                       Portfolio's 2009 annual report, which is available upon request.

TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED SEPTEMBER 30
                                                                           2009          2008         2007           2006
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    16.52    $    29.64   $    27.20    $    24.72
                                                                       ----------    ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25          0.52         0.47          0.40
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      (1.16)       (10.22)        5.63          3.82
Contribution from Adviser                                                    0.00(c)       0.00         0.00(c)       0.00(c)
                                                                       ----------    ----------   ----------    ----------
Total from investment operations                                            (0.91)        (9.70)        6.10          4.22
                                                                       ----------    ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.45)        (0.42)       (0.49)        (0.31)
Distributions from net realized gain on investment transactions              0.00         (3.00)       (3.17)        (1.43)
                                                                       ----------    ----------   ----------    ----------
Total distributions                                                         (0.45)        (3.42)       (3.66)        (1.74)
                                                                       ----------    ----------   ----------    ----------
Net asset value, end of period                                         $    15.16    $    16.52   $    29.64    $    27.20
                                                                       ==========    ==========   ==========    ==========
TOTAL RETURN(A)                                                             (4.64)%      (36.75)%      24.28%        18.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $5,286,906    $6,024,221   $9,492,508    $7,512,829
Average net assets (000 omitted)                                       $4,376,859    $8,333,321   $8,571,465    $6,888,047
Ratio of expenses to average net assets                                      1.15%         1.12%        1.12%         1.15%(d)
Ratio of net investment income to average net assets                         2.07%         2.21%        1.68%         1.53%(d)
Portfolio turnover rate                                                        84%           70%          52%           67%
-------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    20.42
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.26
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       4.49
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                             4.75
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.17)
Distributions from net realized gain on investment transactions             (0.28)
                                                                       ----------
Total distributions                                                         (0.45)
                                                                       ----------
Net asset value, end of period                                         $    24.72
                                                                       ==========
TOTAL RETURN(A)                                                             23.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $6,078,513
Average net assets (000 omitted)                                       $5,303,305
Ratio of expenses to average net assets                                      1.22%
Ratio of net investment income to average net assets                         1.17%
Portfolio turnover rate                                                        53%
----------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED SEPTEMBER 30
                                                                           2009         2008         2007           2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    16.51   $    29.38   $    27.17    $    23.27
                                                                       ----------   ----------   ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25         0.50         0.46          0.40
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                      (1.31)       (9.89)        5.63          3.81
Contribution from Adviser                                                    0.00         0.00         0.00(c)       0.00
                                                                       ----------   ----------   ----------    ----------
Total from investment operations                                            (1.06)       (9.39)        6.09          4.21
                                                                       ----------   ----------   ----------    ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.45)       (0.44)       (0.53)        (0.31)
Distributions from net realized gain on investment transactions              0.00        (3.04)       (3.35)         0.00
                                                                       ----------   ----------   ----------    ----------
Total distributions                                                         (0.45)       (3.48)       (3.88)        (0.31)
                                                                       ----------   ----------   ----------    ----------
Net asset value, end of period                                         $    15.00   $    16.51   $    29.38    $    27.17
                                                                       ==========   ==========   ==========    ==========
TOTAL RETURN(A)                                                             (5.59)%     (36.07)%      24.52%        18.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $2,364,571   $2,788,102   $4,315,454    $3,397,969
Average net assets (000 omitted)                                       $2,032,024   $3,828,486   $3,892,605    $3,125,615
Ratio of expenses to average net assets                                      1.19%        1.18%        1.18%         1.20%(d)
Ratio of net investment income to average net assets                         2.03%        2.16%        1.68%         1.55%(d)
Portfolio turnover rate                                                        91%          53%          59%           73%
------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    18.94
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.25
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                       4.25
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                             4.50
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.17)
Distributions from net realized gain on investment transactions              0.00
                                                                       ----------
Total distributions                                                         (0.17)
                                                                       ----------
Net asset value, end of period                                         $    23.27
                                                                       ==========
TOTAL RETURN(A)                                                             23.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $2,785,730
Average net assets (000 omitted)                                       $2,462,819
Ratio of expenses to average net assets                                      1.26%
Ratio of net investment income to average net assets                         1.17%
Portfolio turnover rate                                                        61%
----------------------------------------------------------------------------------

Please refer to footnotes on page 101.

EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                            2009
--------------------------------------------------------------------------------------
Net asset value, beginning of period/                                  $    25.97
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.24
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                                           2.25
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                             2.49
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.39)
Distributions from net realized gain on investment transactions             (1.50)
                                                                       ----------
Total distributions                                                         (1.89)
                                                                       ----------
                                                                             0.10
                                                                       ----------
Net asset value, end of period                                         $    26.67
                                                                       ==========
TOTAL RETURN(A)                                                             13.54%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,949,728
Average net assets (000 omitted)                                       $1,458,886
Ratio of expenses to average net assets                                      1.48%
Ratio of net investment income to average net assets                         1.25%
Portfolio turnover rate                                                        70%
--------------------------------------------------------------------------------------

                                                                                   YEAR ENDED SEPTEMBER 30
                                                                            2008            2007           2006
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period/                                  $    50.62      $    38.90     $    43.22
                                                                       ----------      ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.53            0.45           0.49
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                                         (14.32)          17.69           5.02
Contribution from Adviser                                                    0.00(c)         0.00(c)        0.00
                                                                       ----------      ----------     ----------
Total from investment operations                                           (13.79)          18.14           5.51
                                                                       ----------      ----------     ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.44)          (0.35)         (0.60)
Distributions from net realized gain on investment transactions            (10.55)          (6.22)         (9.39)
                                                                       ----------      ----------     ----------
Total distributions                                                        (10.99)          (6.57)         (9.99)
                                                                       ----------      ----------     ----------
                                                                             0.13            0.15           0.16
                                                                       ----------      ----------     ----------
Net asset value, end of period                                         $    25.97      $    50.62     $    38.90
                                                                       ==========      ==========     ==========
TOTAL RETURN(A)                                                            (36.23)%(b)      50.40%(b)      13.89%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,950,976      $3,230,050     $2,152,403
Average net assets (000 omitted)                                       $2,877,534      $2,660,575     $2,031,225
Ratio of expenses to average net assets                                      1.51%           1.53%          1.58%(d)
Ratio of net investment income to average net assets                         1.35%           1.07%          1.26%(d)
Portfolio turnover rate                                                        55%             61%            61%
---------------------------------------------------------------------------------------------------------------------

                                                                            2005
-------------------------------------------------------------------------------------
Net asset value, beginning of period/                                  $    28.91
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.66
Net realized and unrealized gain (loss) on investment
 and foreign currency transactions                                          14.20
Contribution from Adviser                                                    0.00
                                                                       ----------
Total from investment operations                                            14.86
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.06)
Distributions from net realized gain on investment transactions             (0.78)
                                                                       ----------
Total distributions                                                         (0.84)
                                                                       ----------
                                                                             0.29
                                                                       ----------
Net asset value, end of period                                         $    43.22
                                                                       ==========
TOTAL RETURN(A)                                                             48.78%(b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,880,526
Average net assets (000 omitted)                                       $1,600,912
Ratio of expenses to average net assets                                      1.68%
Ratio of net investment income to average net assets                         1.85%
Portfolio turnover rate                                                        54%
-------------------------------------------------------------------------------------

Please refer to footnotes on page 101.

FINANCIAL   FIXED-INCOME MUNICIPAL  The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS              understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .NEW YORK MUNICIPAL     results for a single Portfolio share. The total returns in the
             PORTFOLIO              table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION NEW     of all dividends and distributions). The information for each
             YORK MUNICIPAL         fiscal-year-end period has been audited by
             PORTFOLIO              PricewaterhouseCoopers LLP, whose reports, along with the
                                    Portfolio's financial statements, are included in the
                                    Portfolio's 2009 annual report, which is available upon request.

NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED SEPTEMBER 30
                                                                          2009        2008        2007          2006
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.61  $    13.83  $    13.86  $    13.91
                                                                       ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.46        0.47        0.47        0.47
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               0.79       (0.22)      (0.03)      (0.05)
Contributions from Adviser
                                                                       ----------  ----------  ----------  ----------
Total from investment operations                                             1.25        0.25        0.44        0.42
                                                                       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.46)      (0.47)      (0.47)      (0.47)
Distributions from net realized gain on investment transactions             (0.04)       0.00        0.00        0.00
                                                                       ----------  ----------  ----------  ----------
Total distributions                                                         (0.50)      (0.47)      (0.47)      (0.47)
                                                                       ----------  ----------  ----------  ----------
Net asset value, end of period                                         $    14.36  $    13.61  $    13.83  $    13.86
                                                                       ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                                              9.42%       1.80%       3.24%       3.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,692,410  $1,817,154  $1,722,790  $1,484,265
Average net assets (000 omitted)                                       $1,643,093  $1,828,067  $1,608,192  $1,364,506
Ratio of expenses to average net assets                                      0.61%       0.61%       0.61%       0.62%(d)
Ratio of net investment income to average net assets                         3.33%       3.38%       3.42%       3.40%(d)
Portfolio turnover rate                                                        19%         24%         24%         21%
--------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    14.11
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.46
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                              (0.20)
Contributions from Adviser
                                                                       ----------
Total from investment operations                                             0.26
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.46)
Distributions from net realized gain on investment transactions              0.00
                                                                       ----------
Total distributions                                                         (0.46)
                                                                       ----------
Net asset value, end of period                                         $    13.91
                                                                       ==========
TOTAL RETURN(A)                                                              1.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,274,466
Average net assets (000 omitted)                                       $1,190,723
Ratio of expenses to average net assets                                      0.63%
Ratio of net investment income to average net assets                         3.30%
Portfolio turnover rate                                                        32%
----------------------------------------------------------------------------------

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30
                                                                         2009       2008       2007        2006       2005
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.40  $  12.40    $  12.38  $  12.39     $  12.47
                                                                       --------  --------    --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.30      0.37        0.38      0.32         0.25
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                             0.20      0.00        0.02     (0.01)       (0.08)
Contributions from Adviser                                                 0.00      0.00(c)     0.00      0.00         0.00
                                                                       --------  --------    --------  --------     --------
Total from investment operations                                           0.50      0.37        0.40      0.31         0.17
                                                                       --------  --------    --------  --------     --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.31)    (0.37)      (0.38)    (0.32)       (0.25)
Distributions from net realized gain on investment transactions              --        --          --        --           --
                                                                       --------  --------    --------  --------     --------
Total distributions                                                       (0.31)    (0.37)      (0.38)    (0.32)       (0.25)
                                                                       --------  --------    --------  --------     --------
Net asset value, end of period                                         $  12.59  $  12.40    $  12.40  $  12.38     $  12.39
                                                                       ========  ========    ========  ========     ========
TOTAL RETURN(A)                                                            4.14%     3.08%       3.25%     2.52%        1.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $235,326  $161,836    $110,878  $102,756     $123,058
Average net assets (000 omitted)                                       $186,124  $132,487    $106,936  $113,877     $122,925
Ratio of expenses to average net assets                                    0.63%     0.67%       0.69%     0.74%(d)     0.74%
Ratio of net investment income to average net assets                       2.42%     2.98%       3.04%     2.55%(d)     2.00%
Portfolio turnover rate                                                      45%      103%         66%       52%          98%
-----------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 101.

FINANCIAL   FIXED-INCOME MUNICIPAL  The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS              understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .CALIFORNIA MUNICIPAL   results for a single Portfolio share. The total returns in the
             PORTFOLIO              table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION         of all dividends and distributions). The information for each
             CALIFORNIA MUNICIPAL   fiscal-year-end period has been audited by
             PORTFOLIO              PricewaterhouseCoopers LLP, whose reports, along with the
                                    Portfolio's financial statements, are included in the
                                    Portfolio's 2009 annual report, which is available upon request.

CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------

                                                                                         YEAR ENDED SEPTEMBER 30
                                                                          2009        2008        2007          2006
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.96  $    14.18  $    14.21  $    14.23
                                                                       ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.48        0.48        0.46        0.45
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               0.63       (0.22)      (0.03)      (0.02)
                                                                       ----------  ----------  ----------  ----------
Total from investment operations                                             1.11        0.26        0.43        0.43
                                                                       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.48)      (0.48)      (0.46)      (0.45)
Distributions from net realized gains on investment transactions            (0.04)       0.00        0.00        0.00
                                                                       ----------  ----------  ----------  ----------
Total distributions                                                         (0.52)      (0.48)      (0.46)      (0.45)
                                                                       ----------  ----------  ----------  ----------
Net asset value, end of period                                         $    14.55  $    13.96  $    14.18  $    14.21
                                                                       ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                                              8.09%       1.83%       3.12%       3.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,154,961  $1,363,736  $1,380,197  $1,194,575
Average net assets (000 omitted)                                       $1,186,613  $1,414,368  $1,294,527  $1,073,155
Ratio of expenses to average net assets                                      0.63%       0.62%       0.62%       0.63%(d)
Ratio of net investment income to average net assets                         3.39%       3.38%       3.27%       3.20%(d)
Portfolio turnover rate                                                        14%         26%         27%         23%
--------------------------------------------------------------------------------------------------------------------------

                                                                         2005
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  14.38
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.43
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                            (0.13)
                                                                       --------
Total from investment operations                                           0.30
                                                                       --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.44)
Distributions from net realized gains on investment transactions          (0.01)
                                                                       --------
Total distributions                                                       (0.45)
                                                                       --------
Net asset value, end of period                                         $  14.23
                                                                       ========
TOTAL RETURN(A)                                                            2.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $983,388
Average net assets (000 omitted)                                       $898,450
Ratio of expenses to average net assets                                    0.65%
Ratio of net investment income to average net assets                       3.04%
Portfolio turnover rate                                                      30%
--------------------------------------------------------------------------------

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED SEPTEMBER 30
                                                                         2009      2008      2007      2006       2005
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.53  $  12.49  $ 12.46  $ 12.47     $ 12.57
                                                                       --------  --------  -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.34      0.35     0.35     0.30        0.24
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                         0.15      0.05     0.03    (0.01)      (0.10)
                                                                       --------  --------  -------  -------     -------
Total from investment operations                                           0.49      0.40     0.38     0.29        0.14
                                                                       --------  --------  -------  -------     -------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.34)    (0.36)   (0.35)   (0.30)      (0.24)
Distributions from net realized gains on investment transactions             --        --       --       --          --
                                                                       --------  --------  -------  -------     -------
Total distributions                                                       (0.34)    (0.36)   (0.35)   (0.30)      (0.24)
                                                                       --------  --------  -------  -------     -------
Net asset value, end of period                                         $  12.68  $  12.53  $ 12.49  $ 12.46     $ 12.47
                                                                       ========  ========  =======  =======     =======
TOTAL RETURN(A)                                                            3.95%     3.24%    3.12%    2.32%       1.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $109,040  $141,225  $80,150  $75,510     $62,025
Average net assets (000 omitted)                                       $119,438  $106,703  $77,929  $67,878     $68,266
Ratio of expenses to average net assets                                    0.65%     0.69%    0.73%    0.81%(d)    0.81%
Ratio of net investment income to average net assets                       2.68%     2.81%    2.84%    2.38%(d)    1.88%
Portfolio turnover rate                                                      52%      134%     103%      83%         91%
------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 101.

FINANCIAL   FIXED-INCOME MUNICIPAL      The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS                  understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .DIVERSIFIED MUNICIPAL      results for a single Portfolio share. The total returns in the
             PORTFOLIO                  table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION DIVERSI-    of all dividends and distributions). The information for each
             FIED MUNICIPAL PORTFOLIO   fiscal-year-end period has been audited by
                                        PricewaterhouseCoopers LLP, whose reports, along with the
                                        Portfolio's financial statements, are included in the
                                        Portfolio's 2009 annual report, which is available upon request.

DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED SEPTEMBER 30
                                                                          2009        2008        2007          2006
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.81  $    14.00  $    14.03  $    14.06
                                                                       ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.48        0.48        0.46        0.46
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               0.73       (0.19)      (0.03)      (0.03)
                                                                       ----------  ----------  ----------  ----------
Total from investment operations                                             1.21        0.29        0.43        0.43
                                                                       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.48)      (0.48)      (0.46)      (0.46)
Distributions from net realized gains on investment transactions            (0.01)         --          --          --
                                                                       ----------  ----------  ----------  ----------
Total distributions                                                         (0.49)      (0.48)      (0.46)      (0.46)
                                                                       ----------  ----------  ----------  ----------
Net asset value, end of period                                         $    14.53  $    13.81  $    14.00  $    14.03
                                                                       ==========  ==========  ==========  ==========
TOTAL RETURN(A)                                                              8.96%       2.04%       3.14%       3.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                $4,942,157  $5,065,599  $4,653,605  $3,693,513
Average net assets (000 omitted)                                       $4,716,436  $5,052,989  $4,174,406  $3,309,135
Ratio of expenses to average net assets                                      0.57%       0.57%       0.58%       0.59%(d)
Ratio of net investment income to average net assets                         3.39%       3.38%       3.32%       3.29%(d)
Portfolio turnover rate                                                        12%         28%         18%         29%
--------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    14.27
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.44
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                              (0.21)
                                                                       ----------
Total from investment operations                                             0.23
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                             (0.44)
Distributions from net realized gains on investment transactions               --
                                                                       ----------
Total distributions                                                         (0.44)
                                                                       ----------
Net asset value, end of period                                         $    14.06
                                                                       ==========
TOTAL RETURN(A)                                                              1.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                $2,976,421
Average net assets (000 omitted)                                       $2,752,982
Ratio of expenses to average net assets                                      0.61%
Ratio of net investment income to average net assets                         3.09%
Portfolio turnover rate                                                        28%
----------------------------------------------------------------------------------

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED SEPTEMBER 30
                                                                         2009      2008      2007        2006       2005
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.53  $  12.50  $  12.48  $  12.51     $  12.60
                                                                       --------  --------  --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.32      0.38      0.37      0.34         0.26
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                             0.16      0.04      0.02     (0.03)       (0.09)
                                                                       --------  --------  --------  --------     --------
Total from investment operations                                           0.48      0.42      0.39      0.31         0.17
                                                                       --------  --------  --------  --------     --------
LESS DISTRIBUTIONS:
Dividends from tax-exempt net investment income                           (0.33)    (0.39)    (0.37)    (0.34)       (0.26)
Distributions from net realized gains on investment transactions             --        --        --        --           --
                                                                       --------  --------  --------  --------     --------
Total distributions                                                       (0.33)    (0.39)    (0.37)    (0.34)       (0.26)
                                                                       --------  --------  --------  --------     --------
Net asset value, end of period                                         $  12.68  $  12.53  $  12.50  $  12.48     $  12.51
                                                                       ========  ========  ========  ========     ========
TOTAL RETURN(A)                                                            3.85%     3.35%     3.20%     2.51%        1.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                                $457,515  $328,867  $251,456  $209,416     $258,300
Average net assets (000 omitted)                                       $368,993  $277,346  $219,160  $228,571     $253,042
Ratio of expenses to average net assets                                    0.62%     0.64%     0.66%     0.70%(d)     0.71%
Ratio of net investment income to average net assets                       2.55%     3.05%     3.00%     2.70%(d)     2.06%
Portfolio turnover rate                                                      54%       94%       60%       50%         100%
---------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 101.

FINANCIAL   FIXED-INCOME TAXABLE     The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS               understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .U.S. GOVERNMENT SHORT   results for a single Portfolio share. The total returns in the
             DURATION PORTFOLIO      table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .SHORT DURATION PLUS     of all dividends and distributions). The information for each
             PORTFOLIO               fiscal-year-end period has been audited by
                                     PricewaterhouseCoopers LLP, whose reports, along with the
                                     Portfolio's financial statements, are included in the
                                     Portfolio's 2009 annual report, which is available upon request.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                     YEAR ENDED SEPTEMBER 30
                                                                         2009      2008      2007      2006        2005
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  12.47  $  12.47  $ 12.41  $ 12.45     $ 12.68
                                                                       --------  --------  -------  -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.24      0.43     0.50     0.41        0.30
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                         0.25      0.01     0.07    (0.02)      (0.19)
                                                                       --------  --------  -------  -------     -------
Total from investment operations                                           0.49      0.44     0.57     0.39        0.11
                                                                       --------  --------  -------  -------     -------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.26)    (0.44)   (0.51)   (0.43)      (0.34)
Distributions from net realized gains on investment transactions           0.00      0.00     0.00     0.00        0.00(c)
                                                                       --------  --------  -------  -------     -------
Total distributions                                                       (0.26)    (0.44)   (0.51)   (0.43)      (0.34)
                                                                       --------  --------  -------  -------     -------
Net asset value, end of period                                         $  12.70  $  12.47  $ 12.47  $ 12.41     $ 12.45
                                                                       ========  ========  =======  =======     =======
TOTAL RETURN(A)                                                            3.96%     3.56%    4.66%    3.19%       0.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $172,741  $116,067  $81,196  $86,733     $86,394
Average net assets (000 omitted)                                       $163,493  $ 94,678  $83,785  $83,170     $91,842
Ratio of expenses to average net assets                                    0.63%     0.73%    0.77%    0.79%(d)    0.78%
Ratio of net investment income to average net assets                       1.90%     3.43%    4.03%    3.33%(d)    2.41%
Portfolio turnover rate                                                     312%      143%     101%     130%        167%
--------------------------------------------------------------------------------------------------------------------------

SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED SEPTEMBER 30
                                                                         2009       2008       2007        2006       2005
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  11.45  $  12.24    $  12.31  $  12.39     $  12.67
                                                                       --------  --------    --------  --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.35      0.46        0.55      0.49         0.37
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                         0.22     (0.77)      (0.05)    (0.05)       (0.24)
                                                                       --------  --------    --------  --------     --------
Total from investment operations                                           0.57     (0.31)       0.50      0.44         0.13
                                                                       --------  --------    --------  --------     --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.37)    (0.48)      (0.57)    (0.52)       (0.40)
Distributions from net realized gains on investment transactions           0.00      0.00        0.00      0.00        (0.01)
                                                                       --------  --------    --------  --------     --------
Total distributions                                                       (0.37)    (0.48)      (0.57)    (0.52)       (0.41)
                                                                       --------  --------    --------  --------     --------
Net asset value, end of period                                         $  11.65  $  11.45    $  12.24  $  12.31     $  12.39
                                                                       ========  ========    ========  ========     ========
TOTAL RETURN(A)                                                            5.08%    (2.61)%*     4.15%     3.65%        1.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $424,137  $369,337    $339,266  $375,908     $398,787
Average net assets (000 omitted)                                       $367,415  $342,890    $355,957  $383,702     $410,072
Ratio of expenses to average net assets                                    0.63%     0.64%       0.65%     0.66%(d)     0.68%
Ratio of net investment income to average net assets                       3.08%     3.88%       4.52%     4.00%(d)     2.97%
Portfolio turnover rate                                                     176%      116%        127%      157%         220%
-----------------------------------------------------------------------------------------------------------------------------

Please refer to footnotes on page 101.

FINANCIAL   FIXED-INCOME TAXABLE       The financial highlights table is intended to help you
HIGHLIGHTS  PORTFOLIOS                 understand the financial perform-ance of the Portfolios for the periods indicated. Certain information reflects financial
            .INTERMEDIATE DURATION     results for a single Portfolio share. The total returns in the
             PORTFOLIO                 table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment
            .INTERMEDIATE DURATION     of all dividends and distributions). With respect to the
             INSTITUTIONAL PORTFOLIO   Intermediate Duration Portfolio, the information for each
                                       fiscal-year-end period has been audited by
                                       PricewaterhouseCoopers LLP, whose reports, along with the
                                       Portfolio's financial statements, are included in the
                                       Portfolio's 2009 annual report, which is available upon
                                       request. With respect to the Intermediate Duration
                                       Institutional Portfolio, the in-formation for the fiscal years ended September 30, 2006, 2007, 2008 and 2009 has been audited by KPMG LLP, whose report, along with the Portfolio's financial state-ments, is included in the Portfolio's 2009 annual report, which is available upon re-quest. The information for the
                                       fiscal years prior to October 1, 2005 has been audited by the previous independent registered public accounting firm for this
                                       Portfolio.

INTERMEDIATE DURATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                            YEAR ENDED SEPTEMBER 30
                                                                           2009          2008         2007          2006
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    12.25   $    13.11     $    13.11  $    13.27
                                                                       ----------   ----------     ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.60         0.62           0.62        0.59
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                               1.07        (0.80)         (0.01)      (0.15)
Contributions from Adviser
                                                                       ----------   ----------     ----------  ----------
Total from investment operations                                             1.67        (0.18)          0.61        0.44
                                                                       ----------   ----------     ----------  ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.62)       (0.68)         (0.61)      (0.60)
Distributions from net realized gains on investment transactions            (0.12)        0.00           0.00        0.00(c)
                                                                       ----------   ----------     ----------  ----------
Total distributions                                                         (0.74)       (0.68)         (0.61)      (0.60)
                                                                       ----------   ----------     ----------  ----------
Net asset value, end of period                                         $    13.18   $    12.25     $    13.11  $    13.11
                                                                       ==========   ==========     ==========  ==========
TOTAL RETURN(A)                                                             14.41%*      (1.53)%*^       4.78%       3.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $5,007,391   $4,886,527     $5,062,112  $4,138,898
Average net assets (000 omitted)                                       $4,463,855   $5,220,966     $4,592,670  $3,694,176
Ratio of expenses to average net assets                                      0.57%        0.57%          0.58%       0.60%(d)
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets                         4.96%        4.75%          4.73%       4.56%(d)
Portfolio turnover rate                                                        82%          95%           204%        426%
------------------------------------------------------------------------------------------------------------------------------

                                                                          2005
----------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.41
                                                                       ----------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.53
Net realized and unrealized gain (loss) on investment, futures and
 foreign currency transactions                                              (0.09)
Contributions from Adviser
                                                                       ----------
Total from investment operations                                             0.44
                                                                       ----------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.54)
Distributions from net realized gains on investment transactions            (0.04)
                                                                       ----------
Total distributions                                                         (0.58)
                                                                       ----------
Net asset value, end of period                                         $    13.27
                                                                       ==========
TOTAL RETURN(A)                                                              3.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $3,386,745
Average net assets (000 omitted)                                       $3,104,905
Ratio of expenses to average net assets                                      0.60%
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets                         3.97%
Portfolio turnover rate                                                       586%
----------------------------------------------------------------------------------

Please refer to footnotes on page 101.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO
--------------------------------------------------------------------------------

                                                                                          YEAR ENDED SEPTEMBER 30
                                                                          2009          2008         2007         2006
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $    13.93  $    14.98     $    15.06  $  15.25
                                                                       ----------  ----------     ----------  --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                      0.70        0.73           0.73      0.70
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                           1.26       (1.00)         (0.04)    (0.18)
Contributions from Adviser                                                   0.00        0.00(c)        0.00      0.00
                                                                       ----------  ----------     ----------  --------
Total from investment operations                                             1.96       (0.27)          0.69      0.52
                                                                       ----------  ----------     ----------  --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                                (0.71)      (0.78)         (0.77)    (0.71)
Distributions from net realized gains on investment transactions            (0.08)       0.00           0.00      0.00
                                                                       ----------  ----------     ----------  --------
Total distributions                                                         (0.79)      (0.78)         (0.77)    (0.71)
                                                                       ----------  ----------     ----------  --------
Net asset value, end of period                                         $    15.10  $    13.93     $    14.98  $  15.06
                                                                       ==========  ==========     ==========  ========
TOTAL RETURN(A)                                                             14.80%      (1.96)%*^       4.68%     3.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $1,026,838  $1,027,646     $1,068,490  $757,802
Average net assets (000 omitted)                                       $  967,750  $1,085,900     $  904,442  $710,128
Ratio of expenses to average net assets                                      0.45%       0.45%          0.45%     0.45%(d)
Ratio of expenses to average net assets before reimbursement                 0.54%       0.54%          0.56%     0.58%(d)
Ratio of net investment income to average net assets                         5.05%       4.93%          4.86%     4.68%(d)
Portfolio turnover rate                                                        75%         99%           219%      511%
---------------------------------------------------------------------------------------------------------------------------

                                                                         2005
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $  15.48
                                                                       --------
INCOME FROM INVESTMENT OPERATIONS:
Investment income, net+                                                    0.64
Net realized and unrealized gain (loss) on investment, futures
 and foreign currency transactions                                        (0.13)
Contributions from Adviser                                                 0.00
                                                                       --------
Total from investment operations                                           0.51
                                                                       --------
LESS DISTRIBUTIONS:
Dividends from taxable net investment income                              (0.65)
Distributions from net realized gains on investment transactions          (0.09)
                                                                       --------
Total distributions                                                       (0.74)
                                                                       --------
Net asset value, end of period                                         $  15.25
                                                                       ========
TOTAL RETURN(A)                                                            3.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                                $650,915
Average net assets (000 omitted)                                       $611,401
Ratio of expenses to average net assets                                    0.45%
Ratio of expenses to average net assets before reimbursement               0.57%
Ratio of net investment income to average net assets                       4.16%
Portfolio turnover rate                                                     619%
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (NOTES)
--------------------------------------------------------------------------------

* Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance of the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by 0.01% and 0.02%, respectively and of the Short Duration Plus Portfolio and the Intermediate Duration Institutional Portfolio for the year ended September 30, 2008 by 0.05% and 0.05%, respectively.

^ The total return for the Intermediate Duration Portfolio and the Intermediate
  Duration Institutional Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)% and (.15)%, respectively.

+ Based on average shares outstanding.

(a)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(b)This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005, the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the years ended September 30, 2009, September 30, 2008, September 30, 2007, September 30, 2006 and September 30, 2005, without taking into account these transaction fees, would have been 15.85%, (34.93)%, 53.46%, 16.21% and 53.35%, respectively.

(c)Amount is less than $.005.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Manager:

BY MAIL:   AllianceBernstein L.P.
           1345 Avenue of the Americas
           New York, NY 10105

BY PHONE:  (212) 486-5800

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You also may find these documents and more information about the Manager and the Portfolios on the Internet at: www.bernstein.com.

                FUND                                SEC FILE NO.
                ------------------------------------------------
                Sanford C. Bernstein Fund, Inc.      811-05555
                Sanford C. Bernstein Fund II, Inc.   811-21034

PRIVACY NOTICE

(This information is not part of the Prospectus)

At Bernstein, protecting the privacy and confidentiality of our clients' personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client's name, address, social security number, assets, and income) and (2) information about our clients' transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.

                                                                  PRO-0119-0110

                                    [GRAPHIC]

MUNICIPAL INCOME PORTFOLIOS -- (CLASS A, B, C AND ADVISOR SHARES)
 PROSPECTUS  |  JANUARY 29, 2010

 AllianceBernstein Municipal Income Portfolios

AllianceBernstein Municipal Portfolios                         AllianceBernstein Intermediate Municipal Portfolios
(Shares Offered--Exchange Ticker Symbol)
    National Portfolio                                             Intermediate Diversified Municipal Portfolio
    (Class A-ALTHX; Class B-ALTBX; Class C-ALNCX;                  (Class A-AIDAX; Class B-AIDBX; Class C-AIMCX)
     Advisor Class-ALTVX)                                          Intermediate California Municipal Portfolio
    High Income Municipal Portfolio                                (Class A-AICAX; Class B-ACLBX; Class C-ACMCX)
    (Class A-ABTHX; Class C-ABTFX; Advisor Class-ABTYX)            Intermediate New York Municipal Portfolio
    California Portfolio                                           (Class A-ANIAX; Class B-ANYBX; Class C-ANMCX)
    (Class A-ALCAX; Class B-ALCBX; Class C-ACACX;
     Advisor Class-ALCVX)
    Arizona Portfolio
    (Class A-AAZAX; Class B-AAZBX; Class C-AAZCX)
    Massachusetts Portfolio
    (Class A-AMAAX; Class B-AMABX; Class C-AMACX)
    Michigan Portfolio
    (Class A-AMIAX; Class B-AMIBX; Class C-AMICX)
    Minnesota Portfolio
    (Class A-AMNAX; Class B-AMNBX; Class C-AMNCX)
    New Jersey Portfolio
    (Class A-ANJAX; Class B-ANJBX; Class C-ANJCX)
    New York Portfolio
    (Class A-ALNYX; Class B-ALNBX; Class C-ANYCX;
     Advisor Class-ALNVX)
    Ohio Portfolio
    (Class A-AOHAX; Class B-AOHBX; Class C-AOHCX)
    Pennsylvania Portfolio
    (Class A-APAAX; Class B-APABX; Class C-APACX)
    Virginia Portfolio
    (Class A-AVAAX; Class B-AVABX; Class C-AVACX)

 The AllianceBernstein Municipal Income Portfolios provide investors with a selection of investment alternatives that produce income exempt from federal and/or state tax.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                           Page
 SUMMARY INFORMATION......................................................   4
 MUNICIPAL INCOME PORTFOLIOS..............................................   4
   NATIONAL PORTFOLIO.....................................................   4
   HIGH INCOME MUNICIPAL PORTFOLIO........................................   8
   CALIFORNIA PORTFOLIO...................................................  11
   ARIZONA PORTFOLIO......................................................  15
   MASSACHUSETTS PORTFOLIO................................................  19
   MICHIGAN PORTFOLIO.....................................................  23
   MINNESOTA PORTFOLIO....................................................  27
   NEW JERSEY PORTFOLIO...................................................  31
   NEW YORK PORTFOLIO.....................................................  35
   OHIO PORTFOLIO.........................................................  39
   PENNSYLVANIA PORTFOLIO.................................................  43
   VIRGINIA PORTFOLIO.....................................................  47
 INTERMEDIATE MUNICIPAL PORTFOLIOS........................................  51
   INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO...........................  51
   INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO............................  55
   INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO..............................  59
 ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND THEIR INVESTMENTS.  64
 INVESTING IN THE PORTFOLIOS..............................................  71
   How to Buy Shares......................................................  71
   The Different Share Class Expenses.....................................  72
   Sales Charge Reduction Programs........................................  73
   CDSC Waivers and Other Programs........................................  74
   Special Distribution Arrangements for Group Retirement Plans...........  75
   The "Pros" and "Cons" of Different Share Classes.......................  75
   Payments to Financial Advisors and Their Firms.........................  76
   How to Exchange Shares.................................................  77
   How to Sell or Redeem Shares...........................................  77
   Frequent Purchases and Redemptions of Portfolio Shares.................  78
   How the Portfolios Value Their Shares..................................  79
 MANAGEMENT OF THE PORTFOLIOS.............................................  80
 DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................  82
 GENERAL INFORMATION......................................................  84
 GLOSSARY.................................................................  85
 FINANCIAL HIGHLIGHTS.....................................................  87
 APPENDIX A--BOND RATINGS................................................. A-1
 APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION.............. B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

MUNICIPAL INCOME PORTFOLIOS
--------------------------------------------------------------------------------

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 140 of the Portfolios' Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .06%       .05%
  Other Expenses                                                                           .09%    .09%    .09%       .07%
                                                                                         ------  ------  ------     ------
Total Other Expenses                                                                       .14%    .16%    .15%       .12%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .89%   1.61%   1.60%       .57%
                                                                                         ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.14)%  (.17)%  (.16)%     (.12)%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .75%   1.44%   1.44%       .45%
                                                                                         ======  ======  ======     ======
------------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  447  $  247      $ 46
             After 3 Years   $  562  $  592  $  490      $171
             After 5 Years   $  765  $  861  $  857      $306
             After 10 Years  $1,351  $1,529  $1,888      $702
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  147  $  147      $ 46
             After 3 Years   $  562  $  492  $  490      $171
             After 5 Years   $  765  $  861  $  857      $306
             After 10 Years  $1,351  $1,529  $1,888      $702
             -----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. The Portfolio may invest more than 25% of its assets in a single state.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Recent adverse economic conditions have not affected the Portfolio's investments or performance. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.76    4.85    4.03    7.41    4.85    4.60    5.51   1.90   -9.41    16.86

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 7.66%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.69%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               13.31%  2.93%   4.53%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               13.29%  2.91%   4.49%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares  10.29%  3.12%   4.56%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               12.96%  2.82%   4.40%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               15.07%  2.83%   4.12%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               17.21%  3.86%   5.16%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                12.91%  4.32%   5.75%
----------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

HIGH INCOME MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax, that is available consistent with assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                CLASS A CLASS C ADVISOR CLASS
                                                                                SHARES  SHARES     SHARES
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%    None      None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None    1.00%*     None
-------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None      None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS C ADVISOR CLASS
----------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%       None
Other Expenses:
  Transfer Agent                                                                           .05%    .05%       .05%
  Other Expenses                                                                           .51%    .51%       .51%
                                                                                         ------  ------     ------
Total Other Expenses (a)                                                                   .56%    .56%       .56%
                                                                                         ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                   1.36%   2.06%      1.06%
                                                                                         ======  ======     ======
Fee Waiver and/or Expense Reimbursement (b)                                              (.56)%  (.56)%     (.56)%
                                                                                         ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .80%   1.50%       .50%
                                                                                         ======  ======     ======
----------------------------------------------------------------------------------------------------------------------

* For Class C shares, the contingent deferred sales charge or CDSC is 0% after the first year.

(a)Total other expenses are based on estimated amounts for the current fiscal year.

(b)The Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio through October 31, 2011 to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before October 31, 2011.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same and the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                 CLASS A CLASS C ADVISOR CLASS
                  --------------------------------------------
                  After 1 Year    $379    $253       $ 51
                  After 3 Years   $664    $592       $282
                  --------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of the period:

                                 CLASS A CLASS C ADVISOR CLASS
                  --------------------------------------------
                  After 1 Year    $379    $153       $ 51
                  After 3 Years   $664    $592       $282
                  --------------------------------------------

PORTFOLIO TURNOVER
The Portfolio will pay transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding municipal securities that may be non-investment grade or investment grade. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may invest without limit in lower-rated securities ("junk bonds"), which may include securities having the lowest rating, and in unrated securities that, in the Adviser's judgment, would be lower-rated securities if rated. The Portfolio may invest in fixed-income securities with any maturity or duration. The Portfolio will seek to increase income for shareholders by investing in longer-maturity bonds. Consistent with its objective of seeking a higher level of income, the Portfolio may experience greater volatility and a higher risk of loss of principal than other municipal funds.

The Portfolio may also invest in:

..  tender option bond transactions ("TOBs");

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities;

..  certain types of mortgage related securities; and

..  derivatives, such as options, futures, forwards and swaps.

The Portfolio may make short sales of securities or maintain a short position, and may use other investment techniques. The Portfolio may use leverage for investment purposes to increase income through the use of TOBs and derivative instruments, such as interest rate swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state's municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

PERFORMANCE INFORMATION:
No performance information is available for the Portfolio because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE            LENGTH OF SERVICE  TITLE
  ----------------------------------------------------------------------------
  Michael Brooks         Since 2010      Senior Vice President of the Adviser

  R.B. Davidson, III     Since 2010      Senior Vice President of the Adviser

  Wayne Godlin           Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults      Since 2010      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income, exempt from federal income tax and California personal income tax, that is available without assuming what the Adviser considers to be undue risk to income or principal.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                           CLASS A CLASS B CLASS C ADVISOR CLASS
--------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                              .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                     .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                             .04%    .06%    .04%       .04%
  Other Expenses                                                                             .07%    .06%    .07%       .06%
                                                                                           ------  ------  ------     ------
Total Other Expenses                                                                         .11%    .12%    .11%       .10%
                                                                                           ------  ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                      .86%   1.57%   1.56%       .55%
                                                                                           ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                                (.11)%  (.12)%  (.11)%     (.10)%
                                                                                           ------  ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and /or Expense Reimbursement     .75%   1.45%   1.45%       .45%
                                                                                           ======  ======  ======     ======
--------------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  448  $  248      $ 46
             After 3 Years   $  556  $  584  $  482      $166
             After 5 Years   $  752  $  844  $  840      $297
             After 10 Years  $1,319  $1,491  $1,847      $680
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  148  $  148      $ 46
             After 3 Years   $  556  $  484  $  482      $166
             After 5 Years   $  752  $  844  $  840      $297
             After 10 Years  $1,319  $1,491  $1,847      $680
             -----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of California or municipal securities with interest that is otherwise exempt from California state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.14    4.07    7.21    4.44    5.46    5.01    5.13    2.17   -7.31    14.03

                             Calendar Year End (%)



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 8.64%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.52%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                               10.58%  2.94%   4.58%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                               10.55%  2.93%   4.54%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   8.47%  3.12%   4.58%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                               10.25%  2.87%   4.46%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               12.24%  2.86%   4.17%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               14.37%  3.89%   5.21%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                12.91%  4.32%   5.75%
----------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/2008. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Arizona personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .03%    .05%    .03%
  Other Expenses                                                                           .15%    .15%    .16%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .18%    .20%    .19%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .93%   1.65%   1.64%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.15)%  (.17)%  (.16)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .78%   1.48%   1.48%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  377  $  450  $  250
                    After 3 Years   $  573  $  603  $  501
                    After 5 Years   $  784  $  880  $  875
                    After 10 Years  $1,394  $1,569  $1,927
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  377  $  150  $  150
                    After 3 Years   $  573  $  503  $  501
                    After 5 Years   $  784  $  880  $  875
                    After 10 Years  $1,394  $1,569  $1,927
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Arizona or municipal securities with interest that is otherwise exempt from Arizona state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Arizona municipal securities are vulnerable to events adversely affecting its economy. The leading sectors of Arizona's economy are the real estate and rental industries and tourism. Construction is also an important sector due to the rapid growth of Arizona's population in recent years. These sectors are particularly vulnerable to times of impaired consumer and business spending. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.72    5.42    6.79    5.28    6.35    4.25    4.51    2.51   -5.20   14.12

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.95%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.20%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               10.66%  3.23%   5.05%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               10.66%  3.23%   5.03%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.50%  3.35%   4.99%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.25%  3.15%   4.93%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.36%  3.14%   4.64%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Massachusetts personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .03%    .05%    .04%
  Other Expenses                                                                           .17%    .17%    .17%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .20%    .22%    .21%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .95%   1.67%   1.66%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.13)%  (.15)%  (.14)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .82%   1.52%   1.52%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  455  $  255
                    After 3 Years   $  581  $  611  $  509
                    After 5 Years   $  797  $  892  $  888
                    After 10 Years  $1,419  $1,593  $1,951
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  155  $  155
                    After 3 Years   $  581  $  511  $  509
                    After 5 Years   $  797  $  892  $  888
                    After 10 Years  $1,419  $1,593  $1,951
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Massachusetts or municipal securities with interest that is otherwise exempt from Massachusetts state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Massachusetts municipal securities are vulnerable to events adversely affecting its economy, which is relatively diverse based on education, healthcare, financial services, and high technology. It has a degree of job stability and an educated work force due to its large concentration of colleges and universities but the high cost of doing business in Massachusetts may serve as an impediment to job creation. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.93    4.55    6.18    4.74    5.53    4.18    4.28    3.15   -1.64   10.96

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -2.03%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                7.60%  3.47%   5.00%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                7.52%  3.44%   4.97%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   6.33%  3.53%   4.93%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                7.22%  3.38%   4.88%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                9.22%  3.38%   4.60%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Michigan personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .06%
  Other Expenses                                                                           .27%    .27%    .27%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .32%    .34%    .33%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                   1.07%   1.79%   1.78%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.06)%  (.08)%  (.07)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement   1.01%   1.71%   1.71%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  400  $  474  $  274
                    After 3 Years   $  624  $  655  $  553
                    After 5 Years   $  866  $  962  $  957
                    After 10 Years  $1,561  $1,734  $2,087
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  400  $  174  $  174
                    After 3 Years   $  624  $  555  $  553
                    After 5 Years   $  866  $  962  $  957
                    After 10 Years  $1,561  $1,734  $2,087
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Michigan or municipal securities with interest that is otherwise exempt from Michigan state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio investments in Michigan municipal securities may be vulnerable to events adversely affecting its economy. Michigan's economy has recently become more diverse but is still heavily dependent on manufacturing, particularly the automobile and automobile parts industry. Recent events affecting the automobile industry involving severe reductions in purchases of automobiles have led to bankruptcy filings for two of the largest automobile manufacturers and required U.S. Government support. Although these events have adversely affected the state's economy and employment rates, they have not to date affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 12.52    5.91    8.24    4.63    5.39    4.31    4.57    2.72   -4.20   12.53

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.90%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -2.88%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                9.10%  3.21%   5.24%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                9.04%  3.16%   5.19%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   7.33%  3.28%   5.12%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                8.79%  3.14%   5.12%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               10.78%  3.13%   4.83%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Minnesota personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .04%    .07%    .05%
  Other Expenses                                                                           .28%    .29%    .28%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .32%    .36%    .33%
                                                                                         ======  ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                   1.07%   1.81%   1.78%
                                                                                         ------  ------  ------
Fee Waiver and/or Expense Reimbursement (a)                                              (.17)%  (.21)%  (.18)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .90%   1.60%   1.60%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  389  $  463  $  263
                    After 3 Years   $  613  $  648  $  542
                    After 5 Years   $  856  $  959  $  946
                    After 10 Years  $1,550  $1,733  $2,076
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  389  $  163  $  163
                    After 3 Years   $  613  $  548  $  542
                    After 5 Years   $  856  $  959  $  946
                    After 10 Years  $1,550  $1,733  $2,076
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 1% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Minnesota or municipal securities with interest that is otherwise exempt from Minnesota state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Minnesota municipal securities may be vulnerable to events adversely affecting its economy. Minnesota's economy is diverse, but there are employment concentrations in the manufacturing of fabricated metals, machinery, computers and electronics, that are vulnerable during general economic downturns. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:

The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.60    5.09    6.98    5.60    4.22    4.10    4.36    2.87   -3.55   11.66

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.19%, 1ST QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.15%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                8.29%  3.14%   4.89%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                8.25%  3.11%   4.86%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   6.71%  3.23%   4.83%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                8.00%  3.05%   4.77%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                9.99%  3.05%   4.49%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of New Jersey personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .05%
  Other Expenses                                                                           .19%    .19%    .19%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .24%    .26%    .24%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .99%   1.71%   1.69%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.12)%  (.14)%  (.12)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .87%   1.57%   1.57%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                     CLASS A CLASS B CLASS C
                    ----------------------------------------
                    After 1 Year     $  386  $  460  $  260
                    After 3 Years    $  594  $  625  $  520
                    After 5 Years    $  819  $  914  $  906
                    After 10 Years   $1,465  $1,639  $1,986
                    ----------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  386  $  160  $  160
                    After 3 Years   $  594  $  525  $  520
                    After 5 Years   $  819  $  914  $  906
                    After 10 Years  $1,465  $1,639  $1,986
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 8% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New Jersey or municipal securities with interest that is otherwise exempt from New Jersey state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New Jersey municipal securities may be vulnerable to events adversely affecting its economy. New Jersey's economy is a diverse mix of manufacturing, construction, and service industries. Major components of its economy are financial services and pharmaceuticals and adverse events affecting these industries will have a negative effect on New Jersey's economy. New Jersey is also susceptible to persistent budget problems and overdependence on taxes. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.10    3.31    4.92    5.30    4.64    4.18    5.03    1.88   -6.84   13.97

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.76%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.99%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               10.53%  2.79%   4.30%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               10.50%  2.77%   4.26%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.42%  2.98%   4.32%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.30%  2.73%   4.17%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.30%  2.71%   3.89%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and New York State and City income tax that is available without assuming what the Adviser considers to be undue risk to principal or income.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .05%       .05%
  Other Expenses                                                                           .08%    .08%    .08%       .08%
                                                                                         ------  ------  ------     ------
Total Other Expenses                                                                       .13%    .15%    .13%       .13%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .88%   1.60%   1.58%       .58%
                                                                                         ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.13)%  (.15)%  (.13)%     (.13)%
                                                                                         ------  ------  ------     ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .75%   1.45%   1.45%       .45%
                                                                                         ======  ======  ======     ======
------------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  448  $  248      $ 46
             After 3 Years   $  560  $  590  $  486      $173
             After 5 Years   $  761  $  857  $  848      $311
             After 10 Years  $1,340  $1,517  $1,867      $713
             -----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                             CLASS A CLASS B CLASS C ADVISOR CLASS
             -----------------------------------------------------
             After 1 Year    $  374  $  148  $  148      $ 46
             After 3 Years   $  560  $  490  $  486      $173
             After 5 Years   $  761  $  857  $  848      $311
             After 10 Years  $1,340  $1,517  $1,867      $713
             -----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 2% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of New York or municipal securities with interest that is otherwise exempt from New York state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New York municipal securities may be vulnerable to events adversely affecting its economy, New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 11.12    3.98    6.63    6.08    5.24    4.17    5.01    2.63   -4.69   13.00

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.36%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.47%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                   1 YEAR 5 YEARS 10 YEARS
----------------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                                9.57%  3.24%   4.90%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                                9.56%  3.23%   4.88%
                 -----------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Portfolio Shares   7.67%  3.36%   4.87%
----------------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                                9.24%  3.18%   4.76%
----------------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                               11.23%  3.15%   4.47%
----------------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                               13.34%  4.19%   5.53%
----------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                                12.91%  4.32%   5.75%
----------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 8/6/08. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

OHIO PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and State of Ohio personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%   0.45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .04%    .06%    .05%
  Other Expenses                                                                           .20%    .20%    .20%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .24%    .26%    .25%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                    .99%   1.71%   1.70%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.14)%  (.16)%  (.15)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .85%   1.55%   1.55%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  384  $  458  $  258
                    After 3 Years   $  592  $  623  $  520
                    After 5 Years   $  817  $  912  $  908
                    After 10 Years  $1,463  $1,637  $1,993
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  384  $  158  $  158
                    After 3 Years   $  592  $  523  $  520
                    After 5 Years   $  817  $  912  $  908
                    After 10 Years  $1,463  $1,637  $1,993
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 3% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Ohio or municipal securities with interest that is otherwise exempt from Ohio state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Ohio municipal securities may be vulnerable to events adversely affecting its economy. Ohio's economy is heavily reliant on manufacturing, particularly the automobile and related products industries. Recent events affecting the automobile industry involving severe reductions in purchases of automobiles have led to bankruptcy filings for two of the largest automobile manufacturers and required U.S. Government support. These events have adversely affected the state's economy and employment rates. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.29    4.80    5.91    6.67    4.90    3.84    4.88    2.64   -3.99   11.94

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.82%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.28%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                8.55%  3.12%   4.79%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                8.51%  3.10%   4.77%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   7.02%  3.24%   4.75%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                8.18%  3.02%   4.66%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               10.18%  3.00%   4.36%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Pennsylvania personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .05%    .07%    .06%
  Other Expenses                                                                           .23%    .23%    .22%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .28%    .30%    .28%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses Before Waiver                                   1.03%   1.75%   1.73%
                                                                                         ======  ======  ======
Fee Waiver and/or Expense Reimbursement (a)                                              (.08)%  (.10)%  (.08)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .95%   1.65%   1.65%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  394  $  468  $  268
                    After 3 Years   $  610  $  641  $  537
                    After 5 Years   $  844  $  939  $  930
                    After 10 Years  $1,514  $1,688  $2,033
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  394  $  168  $  168
                    After 3 Years   $  610  $  541  $  537
                    After 5 Years   $  844  $  939  $  930
                    After 10 Years  $1,514  $1,688  $2,033
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Pennsylvania or municipal securities with interest that is otherwise exempt from Pennsylvania state income tax.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Pennsylvania municipal securities may be vulnerable to events adversely affecting its economy. Pennsylvania's economy has become more diverse, shifting from the coal, steel, and railroad industries. While the services sector is growing, the state is still relatively more dependent upon manufacturing and is vulnerable to business downturns and decreased capital spending. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 10.86    6.98    7.27    5.94    4.58    3.96    4.89    2.23   -7.49   14.44

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 6.86%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.16%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               10.96%  2.73%   4.90%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               10.94%  2.72%   4.88%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.62%  2.90%   4.85%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.53%  2.65%   4.78%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.64%  2.67%   4.50%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

*After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to earn the highest level of current income exempt from both federal income tax and Commonwealth of Virginia personal income tax that is available without assuming what the Adviser considers to be undue risk.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 140 of the Portfolios' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                         CLASS A CLASS B CLASS C
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                            .45%    .45%    .45%
Distribution and/or Service (12b-1) Fees                                                   .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                                                                           .04%    .06%    .04%
  Other Expenses                                                                           .15%    .16%    .16%
                                                                                         ------  ------  ------
Total Other Expenses                                                                       .19%    .22%    .20%
                                                                                         ======  ======  ======
Total Annual Portfolio Operating Expenses Before Waiver                                    .94%   1.67%   1.65%
                                                                                         ------  ------  ------
Fee Waiver and/or Expense Reimbursement (a)                                              (.22)%  (.25)%  (.23)%
                                                                                         ------  ------  ------
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement    .72%   1.42%   1.42%
                                                                                         ======  ======  ======
----------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Portfolio's operating expenses stay the same and that the fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  371  $  444  $  244
                    After 3 Years   $  569  $  601  $  497
                    After 5 Years   $  783  $  882  $  874
                    After 10 Years  $1,398  $1,578  $1,931
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  371  $  144  $  144
                    After 3 Years   $  569  $  501  $  497
                    After 5 Years   $  783  $  882  $  874
                    After 10 Years  $1,398  $1,578  $1,931
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement agreement will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Portfolio's fiscal year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 9% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by investing principally in high-yielding, predominantly investment grade municipal securities. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. As a matter of fundamental policy, the Portfolio invests, under normal circumstances, at least 80% of its net assets in municipal securities of Virginia or municipal securities with interest that is otherwise exempt from Virginia state income tax. The Portfolio is non-diversified, meaning that it can invest more of its assets in fewer issuers.

The Portfolio may also invest in:

..  forward commitments;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in Virginia municipal securities may be vulnerable to events adversely affecting its economy. Virginia has a highly diversified economy, with services as a major component. The U.S. Government, both military and civilian, plays a large role in its economy. The state benefits from increases in U.S. Government spending but is vulnerable to spending decreases. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  9.31    4.87    8.00    6.31    4.82    4.85    4.26    2.71   -4.83   14.54

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 5.98%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -3.57%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                               11.11%  3.50%   5.06%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions                               11.07%  3.48%   5.04%
          -----------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   8.70%  3.58%   5.00%
---------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                               10.77%  3.40%   4.94%
---------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                               12.79%  3.40%   4.66%
---------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%   5.75%
---------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

INTERMEDIATE MUNICIPAL PORTFOLIOS
--------------------------------------------------------------------------------

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 71 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                  CLASS A CLASS B CLASS C
       ------------------------------------------------------------------
       Management Fees                             .44%     .44%    .44%
       Distribution and/or Service (12b-1) Fees    .30%    1.00%   1.00%
       Other Expenses:
         Transfer Agent                            .04%     .06%    .05%
         Other Expenses                            .04%     .06%    .04%
                                                   ----    -----   -----
       Total Other Expenses                        .08%     .12%    .09%
                                                   ====    =====   =====
       Total Annual Portfolio Operating Expenses   .82%    1.56%   1.53%
                                                   ====    =====   =====
       ------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  459  $  256
                    After 3 Years   $  554  $  593  $  483
                    After 5 Years   $  741  $  850  $  834
                    After 10 Years  $1,283  $1,474  $1,824
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  381  $  159  $  156
                    After 3 Years   $  554  $  493  $  483
                    After 5 Years   $  741  $  850  $  834
                    After 10 Years  $1,283  $1,474  $1,824
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT"). The Portfolio will invest no more than 25% of it total assets in municipal securities of issuers located in any one state.

The Portfolios also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities that are not municipal securities, if, in the Adviser's opinion, these securities will enhance the after-tax return for Portfolio investors.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Manager may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions.

The Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolio invests in a particular state's municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a     n/a     n/a     3.83    2.26    1.28    2.88    3.67    2.28    6.69

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 3.99%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.85%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                3.49%  2.72%     3.13%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                3.46%  2.70%     3.12%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   3.38%  2.74%     3.12%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                3.02%  2.64%     2.98%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                4.95%  2.63%     2.81%
------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%     4.66%
------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus, and in "Purchase of Shares", page 71 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                 CLASS A CLASS B CLASS C
       -----------------------------------------------------------------
       Management Fees                            .49%     .49%    .49%
       Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
       Other Expenses:
         Transfer Agent                           .05%     .06%    .05%
         Other Expenses                           .05%     .06%    .06%
                                                  ----    -----   -----
       Total Other Expenses                       .10%     .12%    .11%
                                                  ====    =====   =====
       Total Portfolio Operating Expenses         .89%    1.61%   1.60%
                                                  ====    =====   =====
       -----------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                     --------------------------------------
                     After 1 Year   $  388  $  464  $  263
                     After 3 Years  $  575  $  608  $  505
                     After 5 Years  $  778  $  876  $  871
                     After 10 Year  $1,363  $1,541  $1,900
                     --------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  388  $  164  $  163
                    After 3 Years   $  575  $  508  $  505
                    After 5 Years   $  778  $  876  $  871
                    After 10 Years  $1,363  $1,541  $1,900
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio invests, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by California or its political subdivisions, or otherwise exempt from California's income tax. The interest paid on those securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT").

The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. The Portfolio is non-diversified meaning that it can invest more of its assets in a fewer number of issuers.

The Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in California municipal securities may be vulnerable to events adversely affecting its economy. California's economy, the largest of the 50 states, is relatively diverse, which makes it less vulnerable to events affecting a particular industry. Its economy, however, continues to be affected by serious fiscal conditions as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. In addition, state expenditures are difficult to reduce because of constitutional provisions that require a minimum level of spending, for certain government programs, such as education. California's economy may also be affected by natural disasters, such as earthquakes or fires. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a     n/a     n/a     3.43    2.35    1.29    3.02    3.65    1.23    6.59

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.96%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.79%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                3.40%  2.50%     2.86%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                3.36%  2.48%     2.83%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   3.35%  2.56%     2.85%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                2.86%  2.43%     2.71%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                4.86%  2.42%     2.53%
------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(Reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%     4.66%
------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in "Investing in the Portfolios", page 71 of this Prospectus and in "Purchase of Shares", page 71 of the Portfolio's SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              3.00%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                 CLASS A CLASS B CLASS C
       -----------------------------------------------------------------
       Management Fees                            .48%     .48%    .48%
       Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
       Other Expenses:
         Transfer Agent                           .05%     .07%    .05%
         Other Expenses                           .04%     .05%    .04%
                                                  ----    -----   -----
       Total Other Expenses                       .09%     .12%    .09%
                                                  ====    =====   =====
       Total Portfolio Operating Expenses         .87%    1.60%   1.57%
                                                  ====    =====   =====
       -----------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  386  $  463  $  260
                    After 3 Years   $  569  $  605  $  496
                    After 5 Years   $  768  $  871  $  855
                    After 10 Years  $1,340  $1,525  $1,867
                    ---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                                    CLASS A CLASS B CLASS C
                    ---------------------------------------
                    After 1 Year    $  386  $  163  $  160
                    After 3 Years   $  569  $  505  $  496
                    After 5 Years   $  768  $  871  $  855
                    After 10 Years  $1,340  $1,525  $1,867
                    ---------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio pursues its objective by, under normal circumstances, as a matter of fundamental policy, investing at least 80% of its net assets in municipal securities. The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio invests, as a matter of fundamental policy, at least 80% of its net assets in a portfolio of municipal securities issued by New York or its political subdivisions, or otherwise exempt from New York income tax. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to the federal alternative minimum tax ("AMT").

The Portfolio also invests, under normal circumstances, at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of the total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade.

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Adviser's opinion, these securities will enhance the after-tax return for New York investors.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio's other holdings.

The Portfolio may also use derivatives, such as options, futures, forwards and swaps.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and modestly lengthen average duration when it anticipates that rates will fall.

The Portfolio seeks to maintain an effective duration of three and one-half to seven years under normal market conditions. The Portfolio is non-diversified meaning that it can invest more of its assets in a fewer number of issuers.

The Portfolio also may invest in:

..  below-investment grade fixed-income securities;

..  forward commitments;

..  certain types of mortgage related securities;

.. zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; and

..  derivatives, such as options, futures, forwards, and swaps.

PRINCIPAL RISKS:
.. MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of the Portfolio's investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. MUNICIPAL MARKET RISK: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in New York municipal securities may be vulnerable to events adversely affecting its economy, New York's economy, while diverse, has a relatively large share of the nation's financial activities. With the financial services sector contributing over one-fifth of the state's wages, the state's economy is especially vulnerable to adverse events affecting the financial markets such as have occurred in 2008-2009. Recent adverse economic conditions have not affected the Portfolio's investments or performance. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio's assets can decline as can the value of the Portfolio's distributions. This risk is significantly greater for fixed-income securities with longer maturities.

.. DIVERSIFICATION RISK: The Portfolio may have more risk because it is "non-diversified", meaning that it can invest more of its assets in a smaller number of issuers.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  n/a     n/a     n/a     3.69    2.26    1.39    2.93    3.77    0.98    7.89

                             Calendar Year End (%)


During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 4.45%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.93%, 2ND QUARTER, 2004.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                              SINCE
                                                                            1 YEAR 5 YEARS INCEPTION**
------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                4.65%  2.73%     3.17%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                4.61%  2.70%     3.15%
          --------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Portfolio Shares   4.12%  2.76%     3.15%
------------------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                                4.15%  2.66%     3.01%
------------------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                                6.21%  2.66%     2.86%
------------------------------------------------------------------------------------------------------
Barclays Capital Municipal Bond Index
(reflects no deduction for fees, expenses or taxes)                         12.91%  4.32%     4.66%
------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception Date for Class A, Class B and Class C shares is 2/1/02.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio's portfolio:

  EMPLOYEE           LENGTH OF SERVICE  TITLE
  ---------------------------------------------------------------------------
  Michael Brooks        Since 2002      Senior Vice President of the Adviser

  Fred S. Cohen         Since 2002      Senior Vice President of the Adviser

  R.B. Davidson III     Since 2002      Senior Vice President of the Adviser

  Wayne Godlin          Since 2010      Senior Vice President of the Adviser

  Terrance T. Hults     Since 1995      Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 63 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF PORTFOLIO SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                      INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs       $2,500                  $50
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                $50
                                                                                 If initial minimum investment is
                                                                                   less than $2,500, then $200
                                                                                  monthly until account balance
                                                                                          reaches $2,500
------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                   None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------------

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

The Portfolios may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolios anticipate that substantially all of their income dividends will be exempt from regular federal income tax and, for Portfolios that invest in a named state, relevant state and local personal income taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional descriptions of each Portfolio's risks and investments can be found in the Portfolios' SAIs.

MUNICIPAL SECURITIES. The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax-exempt commercial paper.

Municipal securities are typically classified as "general obligation" or "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Each Portfolio may invest more than 25% of its net assets in revenue bonds, which generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Each AllianceBernstein Municipal Portfolio may invest more than 25% of its total assets in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolios may invest in municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality's pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.

Current federal tax law distinguishes between municipal securities issued to finance certain private activities ("private activity bonds") and other municipal securities. Private activity bonds, most of which are AMT-Subject bonds and are also revenue bonds, include bonds issued to finance such projects as airports, housing projects, resource recovery programs, solid waste disposal facilities, and student loan programs.

The high tax-free yields sought by the AllianceBernstein Municipal Portfolios are generally obtainable from medium-quality municipal securities rated A or Baa by Moody's, or A or BBB by S&P or Fitch. It is expected that normally no AllianceBernstein Municipal Portfolio, except the AllianceBernstein High Income Municipal Portfolio ("High Income Portfolio") will retain a municipal security downgraded below C by Moody's and CCC by S&P and Fitch, an unrated municipal security, determined by the Adviser to have undergone similar credit quality deterioration or a defaulted municipal security. The Adviser may, however, choose to retain such a security if it determines that doing so is in the best interests of a AllianceBernstein Municipal Portfolio and its shareholders; provided, however, that downgraded or defaulted municipal securities will at no time comprise more than 10% of a Portfolio's net assets. It is generally expected that the AllianceBernstein Intermediate Municipal Portfolios will not retain a security downgraded below B by Moody's, S&P and Fitch or if unrated, determined by the Adviser to have undergone similar credit quality deterioration.

INVESTMENT IN BELOW INVESTMENT GRADE MUNICIPAL SECURITIES. The High Income Portfolio may invest up to 100% of the Portfolio's assets in below investment grade, tax-exempt securities. Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets.

UNRATED SECURITIES. Unrated municipal securities may be purchased by a Portfolio when the Adviser believes that the financial condition of the issuers of such obligations or the protections afforded by their terms limit risk to a level comparable to that of rated securities that are consistent with the Portfolio's investment policies.

As of the Portfolios' fiscal years ended in 2009, the percentages of the Portfolios' total assets invested in securities rated in particular rating categories by S&P or, if not rated by S&P, considered by the Adviser to be of equivalent quality to such ratings, and the percentage of the Portfolios' net assets invested in AMT-Subject bonds, were as follows:

                                                    BELOW
                                                  INVESTMENT AMT-SUBJECT
        PORTFOLIO                 AAA AA   A  BBB   GRADE       BONDS
        ----------------------------------------------------------------
        ALLIANCEBERNSTEIN
        MUNICIPAL
        PORTFOLIOS:
        ----------------------------------------------------------------
        National                  28% 31% 19% 17%     5%          0%
        California                26  23  34  15      2          11
        Arizona                   36  21  21  21      1          10
        Massachusetts             48  22  17   9      4          12
        Michigan                  60  19  10  10      1          16
        Minnesota                 54  29  13   3      1          18
        New Jersey                35  15  26  22      2          23
        New York                  33  35  22   7      3          15
        Ohio                      35  21  22  20      2          11
        Pennsylvania              40   7  23  22      8          13
        Virginia                  34  32  23   6      5          24

        ALLIANCEBERNSTEIN
        INTERMEDIATE
        MUNICIPAL
        PORTFOLIOS:
        ----------------------------------------------------------------
        Intermediate Diversified
         Municipal                29% 41% 23%  4%     3%          3%
        Intermediate California
         Municipal                29  36  29   4      2           5
        Intermediate New York
         Municipal                43  34  17   3      3           2

INSURED BONDS. The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

If an insurance company's rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of the Portfolios' fiscal years ended in 2009, the Portfolios' percentage of net assets in insured bonds and the respective amounts of which are pre-refunded bonds (bonds that are backed or secured by U.S. treasury bonds) were as follows:

         PORTFOLIO                    INSURED BONDS PRE-REFUNDED BONDS
         -------------------------------------------------------------
         ALLIANCEBERNSTEIN MUNICIPAL
         PORTFOLIOS:
         -------------------------------------------------------------
          National Portfolio               47%               9%
          California Portfolio             46                8
          Arizona Portfolio                45               17
          Massachusetts Portfolio          36               14
          Michigan Portfolio               41               38
          Minnesota Portfolio              38               17
          New Jersey Portfolio             45               22
          New York Portfolio               37               12
          Ohio Portfolio                   51               35
          Pennsylvania Portfolio           63               29
          Virginia Portfolio               27                0

      PORTFOLIO                           INSURED BONDS PRE-REFUNDED BONDS
      --------------------------------------------------------------------
      ALLIANCEBERNSTEIN INTERMEDIATE
      MUNICIPAL PORTFOLIOS:
      --------------------------------------------------------------------
      Intermediate Diversified Municipal
       Portfolio                               40%              6%
      Intermediate California Municipal
       Portfolio                               49               8
      Intermediate New York Municipal
       Portfolio                               32               4

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolios. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

DERIVATIVES.
Each Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate or index. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolios' investments may include, but are not limited to, the following:

.. FORWARDS CONTRACTS. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity.

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate, or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts that a Portfolio may buy and sell may include futures contracts on municipal securities, U.S. Government securities and contracts based on any index of municipal securities, U.S. Government securities, or financial indices or reference rates.

.. OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call" option) or sell (a "put" option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios' investments in options include the following:

 - Options on Municipal and U.S. Government Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered or uncovered put and call options and purchase put and call options on municipal securities, U.S. Government securities and financial indices or reference rates. The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

   A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has adopted procedures for monitoring the creditworthiness of such counterparties.

 - Options on Municipal and U.S. Government Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS. A swap is a customized, privately-negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). The notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaptions, cap or floor transactions may be used to preserve a return or spread on a particular investment or portion of a Portfolio's portfolio or to protect against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio's investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income. The AllianceBernstein Intermediate Municipal Portfolios may enter into these transactions as a duration management technique.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements may be expected to increase if unexpected inflation increases. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES--

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a structured instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these instruments.

FORWARD COMMITMENTS. Each Portfolio may purchase or sell municipal securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES. Under current Securities and Exchange Commission (the "Commission") guidelines, the Portfolios limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Portfolio has valued the securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than securities traded on established secondary markets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each of the Portfolios, except the AllianceBernstein Intermediate Municipal Portfolios may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Portfolios may invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. A Portfolio may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

MORTGAGE-RELATED SECURITIES. The High Income Portfolio may invest in mortgage-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities.

PREFERRED STOCK. Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS. A Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements

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


permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

TENDER OPTION BOND TRANSACTIONS. The High Income Portfolio may enter into TOB transactions in which the Portfolio may sell a highly-rated municipal security to a broker, which, in turn deposits the bond into a special purpose vehicle (the "SPV"), which is generally organized as a trust, sponsored by the broker. The Portfolio receives cash and a residual interest security (sometimes referred to as "inverse floaters") issued by the SPV in return. The SPV simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term demand notes. These securities, sometimes referred to as "floaters", are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. Under certain circumstances, the SPV may be terminated or collapsed, either by the Portfolio or upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond or in the event holders of the floaters tender their securities to the liquidity provider. The Portfolio continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the SPV, which include payments to the trustee and the liquidity provider and organizational costs. The Portfolio uses the cash received from the transaction for investment purposes, which involves leverage risk. See discussion of "Leverage" below.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Portfolios may invest in inverse floating rate instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

LEVERAGE. The High Income Portfolio uses leverage for investment purposes by entering into such transactions as TOB transactions and interest rate swaps to seek to enhance the yield and NAV attributable to its shares. This means that the Portfolio uses cash made available during the term of these transaction to make other investments or to make investments through interest rate swaps that are functionally equivalent to the purchase of a fixed-income security. The utilization of leverage involves certain risks for the Portfolio's shareholders. These risks include a higher volatility of the NAV of the Portfolio's shares and the relatively greater effect on its NAV. So long as the Portfolio is able to realize a net return on its investment portfolio that is higher than the carrying costs of the leveraged transaction, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current NAV and investment income than if the Portfolio were not leveraged. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the benefit to the Portfolio's shareholders will be reduced. If the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leveraged transactions would result in a lower rate of return. During periods of rising short-term interest rates, the interest paid on floaters in TOB transactions would increase, which may adversely affect the Portfolio's net return. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the Portfolio's NAV.

PORTFOLIO TURNOVER. Although the Portfolios typically have low portfolio turnover rates, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by a Portfolio and its shareholders. The execution costs for municipal securities, however, are substantially less than those for equivalent dollar values of equity securities.

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TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes to attempt to respond to adverse market, economic, political, or other conditions, each Portfolio may invest without limit in other municipal securities that are in all other respects consistent with the Portfolio's investment policies. For temporary defensive purposes, each Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. While the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objective.

PORTFOLIO HOLDINGS. A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the Portfolios' SAI.

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INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus, except for National Portfolio, California Portfolio and New York Portfolio, which offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of your shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009 (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Portfolio's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASES MINIMUMS AND MAXIMUMS

MINIMUMS:*

                             --Initial:     $2,500
                             --Subsequent:  $   50

MAXIMUMS:

                           --Class A Shares      None
                           --Class B Shares  $100,000
                           --Class C Shares  $500,000

*These purchase minimums may not apply to accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" and "Automatic Investment Program", respectively, below. Additionally, these investment minimums do not apply to persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolios.

See a Portfolio's SAI for more detailed information about who may purchase and hold Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these type of investments. Although the Portfolios offer their shares to various types of tax-deferred accounts as described below, investments in the Portfolios may not be appropriate for tax-deferred accounts because the Portfolios' returns consist primarily of tax-exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Portfolio ("group retirement plans") with assets of $1,000,000 or more;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 Automatic Investment Program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

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..  Certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any individual shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Portfolio's fee table in the Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES Each Portfolio has adopted a plan under Commission Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is up to:

                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                   0.30%
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None

Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints" or "quantity discounts" as discussed below. Purchases of Class A shares in the amount of $500,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to a sales charge but, if redeemed or terminated within one year, may be subject to a CDSC of up to 1%.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF A PORTFOLIO TO NEW INVESTORS WERE SUSPENDED. CLASS B MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within three years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                  3.00%
                          Second                 2.00%
                          Third                  1.00%
                          Fourth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of a Portfolio.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A PORTFOLIO OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Portfolios' SAIs.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE PORTFOLIOS
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                           INITIAL SALES CHARGE
                                           ------------------
                                            AS % OF    AS % OF
                                           NET AMOUNT  OFFERING
                  AMOUNT PURCHASED          INVESTED    PRICE
                  ---------------------------------------------
                  Up to $100,000              3.09%      3.00%
                  $100,000 up to $250,000     2.04       2.00
                  $250,000 up to $500,000     1.01       1.00
                  $500,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify a Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio's shares and employees of the Adviser.

Please see the Portfolios' SAIs for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to allocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

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



AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. AS OF
JANUARY 31, 2009, THE AUTOMATIC INVESTMENT PROGRAM IS AVAILABLE FOR PURCHASE OF CLASS B SHARES ONLY IF A SHAREHOLDER WAS ENROLLED IN THE PROGRAM PRIOR TO JANUARY 31, 2009. Please see the Portfolios' SAIs for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in this Prospectus and the Portfolios' SAIs. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Portfolios' SAIs. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and to AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets of $1,000,000 or more. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option, all investments in Class A shares of that Portfolio through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Portfolios' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption.

CLASS C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher Rule 12b-1 fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS
Group retirement plans with plan assets of $1,000,000 or more are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF PORTFOLIO SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more.

ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shapes, up to 30% of the Rule 12b-1 fees applicable to these Classes of shares each year may be paid to financial intermediaries, including your financial intermediary.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder record-keeping and/or transfer agency services.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolios--Annual Portfolio Operating Expenses" in the Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF
  YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIOS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co., Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.
  UBS AG
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the Fund offers the same class of shares. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict, or terminate the exchange privilege on 60 days' written notice. Please see the Portfolios' SAIs for more details.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange, or Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to a Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO A PORTFOLIO
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

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..  ABIS must receive and confirm a telephone redemption request by 4:00 p.m.,
   Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither a Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board of Directors/Trustees of the Portfolios. (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that a Portfolio will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a Portfolio that does not invest primarily in foreign securities. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Portfolios may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios will seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under com-
 mon ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Portfolio's Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Portfolios may value these securities using fair value prices based on independent pricing services.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Each Portfolio's investment adviser is AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising approximately 98 separate investment portfolios, currently have approximately 3.7 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid the Adviser as a percentage of average daily net assets:

                                              FEE AS A PERCENTAGE OF
                                                AVERAGE DAILY NET    FISCAL YEAR
PORTFOLIO                                            ASSETS*            ENDED
--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN MUNICIPAL
 PORTFOLIOS:
National Portfolio                                     .31%           10/31/09
California Portfolio                                   .34%           10/31/09
Arizona Portfolio                                      .30%            9/30/09
Massachusetts Portfolio                                .32%            9/30/09
Michigan Portfolio                                     .39%            9/30/09
Minnesota Portfolio                                    .28%            9/30/09
New Jersey Portfolio                                   .33%            9/30/09
New York Portfolio                                     .29%           10/31/09
Ohio Portfolio                                         .31%            9/30/09
Pennsylvania Portfolio                                 .37%            9/30/09
Virginia Portfolio                                     .23%            9/30/09

ALLIANCEBERNSTEIN INTERMEDIATE
MUNICIPAL PORTFOLIOS:
--------------------------------------------------------------------------------
Intermediate Diversified Municipal Portfolio           .44%            9/30/09
Intermediate California Municipal Portfolio            .49%            9/30/09
Intermediate New York Municipal Portfolio              .48%            9/30/09

*Fees are stated net of any waivers and/or reimbursements. See the subsection
 "Annual Portfolio Operating Expenses and Examples" in "Fees and Expenses of the Portfolios" for more information about fee waivers.

For the High Income Portfolio, which commenced operations on January 26, 2010, the Portfolio will pay the Adviser a fee of 0.50% of the first $2.5 billion of the Portfolio's average daily net assets, 0.45% of the next $2.5 billion of the Portfolio's average daily net assets and 0.40% in excess of $5.0 billion. The Adviser has agreed to waive its management fees and/or to bear expenses of the Portfolio through October 31, 2011 to the extent necessary to prevent total Portfolio operating expenses, on an annualized basis, from exceeding the net expenses reflected in the "Fees and Expenses of the Portfolio" at the beginning of the Prospectus. Fees waived and expenses borne by the Adviser are subject to reimbursement until January 26, 2013. No reimbursement payment will be made that would cause the Portfolio's total annualized operating expenses to exceed the net fee percentage set forth in the "Fees and Expenses of the Portfolio" or cause the total of the payments to exceed the Portfolio's total initial offering expenses.

A discussion regarding the basis of each Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's semi-annual report to shareholders for the fiscal period ended April 30, 2009 or March 31, 2009, as applicable.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including the Portfolios) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The Municipal Bond Investment Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for making recommendations for the Portfolios' investments.

The following table lists the four persons within the Municipal Bond Investment Team with the most significant responsibility for the day-to-day management of each Portfolio's portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person's principal occupation during the past five years:

                                                 PRINCIPAL OCCUPATION DURING
EMPLOYEE; TITLE; YEAR                              THE PAST FIVE (5) YEARS
-------------------------------------------------------------------------------------
Michael Brooks; Senior Vice President     Senior Vice President of the Adviser,
(since 2002 with respect to the           with which he has been associated in a
AllianceBernstein Municipal Portfolios)   substantially similar capacity since prior
(since 1999 with respect to the           to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

Fred S. Cohen*; Senior Vice President     Senior Vice President of the Adviser,
(since 2002 with respect to the           with which he has been associated in a
AllianceBernstein Municipal Portfolios)   substantially similar capacity since prior
(since 1994 with respect to the           to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; TITLE; YEAR                                THE PAST FIVE (5) YEARS
---------------------------------------------------------------------------------------
R. B. Davidson, III; Senior Vice President  Senior Vice President of the Adviser,
(since 2002 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since inception with respect to the        to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

Wayne Godlin; Senior Vice President         Senior Vice President of the Adviser,
(since 2010)                                with which he has been associated in a
                                            substantially similar capacity since
                                            December 2009. Prior thereto, an
                                            investment manager and a Managing
                                            Director of Van Kampen Asset
                                            Management with which he had been
                                            associated since prior to 2005.

Terrance T. Hults; Senior Vice President    Senior Vice President of the Adviser,
(since 1995 with respect to the             with which he has been associated in a
AllianceBernstein Municipal Portfolios)     substantially similar capacity since prior
(since 2002 with respect to the             to 2005.
AllianceBernstein Intermediate Municipal
Portfolios)

*Responsible for each Portfolio except High Income Portfolio.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuation dated September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Portfolio's shares or other adverse consequences to a Portfolio. This may require the Portfolios to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Portfolios. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of a Portfolio, may be paid for each plan participant portfolio account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolio, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolios." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Financial intermediaries and their financial advisors may have an additional incentive to favor one fund complex over another or one class of shares over another because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class.

For more information, please refer to the Portfolios' SAIs, call your financial advisor or visit our website at www.AllianceBernstein.com.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS
The Portfolios declare dividends on their shares on each business day from each Portfolio's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Portfolio pays dividends on its shares after the close of business on the twentieth day of each month or, if such day is not a business day, the first business day after that day. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested without charge in additional shares of the same class having an aggregate NAV as of the payment date of the dividend or distribution equal to the cash amount thereof.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends. The amount of any dividend distribution paid on shares of a Portfolio must necessarily depend upon the realization of income and capital gains from the Portfolio's investments.

TAXES
GENERAL
Distributions to shareholders out of tax-exempt interest income earned by a Portfolio are not subject to federal income tax. Under current tax law, some individuals and corporations may be subject to the AMT on distributions to shareholders out of income from the AMT-Subject bonds in which all Portfolios invest. Further, under current tax law, certain corporate taxpayers may be subject to the AMT based on their "adjusted current earnings." Distributions from a Portfolio that are excluded from gross income will be included in such corporation's "adjusted current earnings" for purposes of computation of the AMT. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since a Portfolio's investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for non-corporate shareholders in lower tax brackets).

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio is not deductible for federal income tax purposes. Further, persons who are "substantial users" (or related persons) of facilities financed by AMT-Subject bonds should consult their tax advisers before purchasing shares of a Portfolio.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.

For tax purposes, an exchange is treated as a sale of Portfolio shares. The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

The Portfolios anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from a Portfolio, including distributions that are exempt from federal income taxes. The Portfolios will report annually to shareholders the percentage and source of interest earned by a Portfolio that is exempt from federal income tax and, except in the case of the NATIONAL PORTFOLIO, HIGH INCOME PORTFOLIO AND INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO, relevant state and local personal income taxes.

Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the Portfolios.

STATE PORTFOLIOS AND INTERMEDIATE STATE PORTFOLIOS
ARIZONA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Arizona individual, corporate and fiduciary income taxes. Distributions of capital gains will be subject to Arizona income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for purposes of the Arizona income tax.

CALIFORNIA PORTFOLIO AND INTERMEDIATE CALIFORNIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.

MASSACHUSETTS PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from the Massachusetts personal and fiduciary income taxes. Distributions designated as attributable to capital gains, other than gains on certain Massachusetts municipal securities, are subject to the state personal and fiduciary income taxes at capital gains tax rates. Distributions paid to corporate shareholders are subject to the Massachusetts corporate excise tax.

MICHIGAN PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from

Michigan income, intangible and business taxes and from the uniform city income tax imposed by certain Michigan cities. Distributions representing income derived from the Portfolio from sources other than Michigan municipal securities and U.S. Government securities, including capital gains distributions, are subject to Michigan income and business taxes.

MINNESOTA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Minnesota personal and fiduciary income taxes. Certain individuals may be subject to the Minnesota alternative minimum tax on distributions attributable to Portfolio income from AMT-Subject bonds. Distributions to corporate shareholders are subject to the Minnesota franchise tax.

NEW JERSEY PORTFOLIO. It is anticipated that substantially all of the distributions of income and capital gains paid by the Portfolio to individuals and fiduciaries will be exempt from the New Jersey personal income tax. Exempt interest-dividends paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax.

NEW YORK PORTFOLIO AND INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

OHIO PORTFOLIO. It is anticipated that substantially all distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and will not be includable in the net income tax base of the Ohio franchise tax. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

PENNSYLVANIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and Pennsylvania corporate net income tax, and that shares of the Portfolio will be exempt from Pennsylvania county personal property taxes (a tax that no county imposes at present). Distributions of capital gains will be subject to Pennsylvania individual, fiduciary and corporate income taxes but will not be taxable for purposes of the Philadelphia School District investment net income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

VIRGINIA PORTFOLIO. It is anticipated that substantially all of the dividends paid by the Portfolio will be exempt from Virginia individual, estate, trust, and corporate income taxes. Distributions attributable to capital gains and gains recognized on the sale or other disposition of shares of the Portfolio (including the redemption or exchange of shares) generally will be subject to Virginia income taxes. Interest on indebtedness incurred to purchase or carry shares of the Portfolio generally will not be deductible for Virginia income tax purposes.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Portfolio reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

AMT is the federal alternative minimum tax.

AMT-SUBJECT BONDS are municipal securities with interest that is an item of "tax preference" and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.

BONDS are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

INSURED SECURITIES are municipal securities that are insured as to the payment of principal and interest.

MUNICIPAL SECURITIES are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.

THE BARCLAYS CAPITAL MUNICIPAL BOND INDEX is an unmanaged index comprising a broad range of investment-grade municipal bonds having remaining maturities of greater than one year.

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86

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the AllianceBernstein Municipal Portfolios has been audited by Ernst & Young LLP, the independent registered public accounting firm of the NATIONAL PORTFOLIO, CALIFORNIA PORTFOLIO, ARIZONA PORTFOLIO, MASSACHUSETTS PORTFOLIO, MICHIGAN PORTFOLIO, MINNESOTA PORTFOLIO, NEW JERSEY PORTFOLIO, NEW YORK PORTFOLIO, OHIO PORTFOLIO, PENNSYLVANIA PORTFOLIO and VIRGINIA PORTFOLIO. This information for the AllianceBernstein Intermediate Municipal Portfolios has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm of the INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO, INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO and INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO. The independent registered public accounting firms' reports, along with each Portfolio's financial statements, are included in each Portfolio's annual report, which is available upon request. Financial highlights information is not available for HIGH INCOME PORTFOLIO because it has not yet commenced operations.

                                INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------  --------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
---------------------------------------------------------------------------------------------------
NATIONAL PORTFOLIO
CLASS A
Year Ended 10/31/09   $ 8.90      $0.40       $ 0.74      $ 1.14     $(0.42)          $0.00
Year Ended 10/31/08    10.03       0.42        (1.13)      (0.71)     (0.42)           0.00
Year Ended 10/31/07    10.22       0.44        (0.19)       0.25      (0.44)           0.00
Year Ended 10/31/06    10.05       0.46         0.17        0.63      (0.46)           0.00
Year Ended 10/31/05    10.13       0.47        (0.07)       0.40      (0.48)           0.00

CLASS B
Year Ended 10/31/09   $ 8.89      $0.34       $ 0.73      $ 1.07     $(0.35)          $0.00
Year Ended 10/31/08    10.02       0.35        (1.13)      (0.78)     (0.35)           0.00
Year Ended 10/31/07    10.21       0.37        (0.19)       0.18      (0.37)           0.00
Year Ended 10/31/06    10.04       0.39         0.17        0.56      (0.39)           0.00
Year Ended 10/31/05    10.12       0.40        (0.07)       0.33      (0.41)           0.00

CLASS C
Year Ended 10/31/09   $ 8.89      $0.34       $ 0.73      $ 1.07     $(0.35)          $0.00
Year Ended 10/31/08    10.02       0.35        (1.13)      (0.78)     (0.35)           0.00
Year Ended 10/31/07    10.21       0.37        (0.19)       0.18      (0.37)           0.00
Year Ended 10/31/06    10.05       0.39         0.16        0.55      (0.39)           0.00
Year Ended 10/31/05    10.13       0.40        (0.07)       0.33      (0.41)           0.00

ADVISOR CLASS
Year Ended 10/31/09   $ 8.90      $0.42       $ 0.74      $ 1.16     $(0.44)          $0.00
August 6, 2008++ to
 October 31, 2008       9.66       0.09        (0.74)      (0.65)     (0.11)           0.00

CALIFORNIA PORTFOLIO
CLASS A
Year Ended 10/31/09   $ 9.85      $0.47       $ 0.64      $ 1.11     $(0.45)          $0.00
Year Ended 10/31/08    10.88       0.46        (1.04)      (0.58)     (0.45)           0.00
Year Ended 10/31/07    11.07       0.46        (0.20)       0.26      (0.45)           0.00
Year Ended 10/31/06    10.86       0.47         0.21        0.68      (0.47)           0.00
Year Ended 10/31/05    10.93       0.48        (0.07)       0.41      (0.48)           0.00

CLASS B
Year Ended 10/31/09   $ 9.84      $0.39       $ 0.65      $ 1.04     $(0.38)          $0.00
Year Ended 10/31/08    10.87       0.38        (1.03)      (0.65)     (0.38)           0.00
Year Ended 10/31/07    11.07       0.38        (0.20)       0.18      (0.38)           0.00
Year Ended 10/31/06    10.86       0.40         0.21        0.61      (0.40)           0.00
Year Ended 10/31/05    10.93       0.40        (0.07)       0.33      (0.40)           0.00

CLASS C
Year Ended 10/31/09   $ 9.84      $0.39       $ 0.65      $ 1.04     $(0.38)          $0.00
Year Ended 10/31/08    10.88       0.38        (1.04)      (0.66)     (0.38)           0.00
Year Ended 10/31/07    11.07       0.38        (0.19)       0.19      (0.38)           0.00
Year Ended 10/31/06    10.86       0.40         0.21        0.61      (0.40)           0.00
Year Ended 10/31/05    10.93       0.40        (0.07)       0.33      (0.40)           0.00

ADVISOR CLASS
Year Ended 10/31/09   $ 9.85      $0.48       $ 0.66      $ 1.14     $(0.48)          $0.00
August 6, 2008++ to
 October 31, 2008      10.51       0.08        (0.63)      (0.55)     (0.11)           0.00
---------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  --------------------------------------------------
                                     NET ASSETS,   RATIO OF     RATIO OF NET
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES     INCOME/(LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE     TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*    NET ASSETS+    RATE
---------------------------------------------------------------------------------------
   $(0.42)      $ 9.62     13.11%     $642,319       0.74%(c)       4.47%        11%
    (0.42)        8.90     (7.32)      401,886       0.68(c)        4.31         24
    (0.44)       10.03      2.52       361,701       0.68(c)        4.38         15
    (0.46)       10.22      6.43       349,884       0.68(c)(d)     4.56(d)      22
    (0.48)       10.05      3.95       337,201       0.68(c)        4.65         25

   $(0.35)      $ 9.61     12.35%     $ 19,492       1.44%(c)       3.80%        11%
    (0.35)        8.89     (7.97)       14,988       1.38(c)        3.61         24
    (0.37)       10.02      1.81        25,332       1.38(c)        3.69         15
    (0.39)       10.21      5.70        37,399       1.38(c)(d)     3.89(d)      22
    (0.41)       10.04      3.25        49,801       1.38(c)        3.96         25

   $(0.35)      $ 9.61     12.34%     $131,971       1.44%(c)       3.76%        11%
    (0.35)        8.89     (7.98)       63,704       1.38(c)        3.61         24
    (0.37)       10.02      1.81        60,613       1.38(c)        3.68         15
    (0.39)       10.21      5.59        62,447       1.38(c)(d)     3.87(d)      22
    (0.41)       10.05      3.24        61,622       1.38(c)        3.96         25

   $(0.44)      $ 9.62     13.45%     $ 39,245       0.45%(c)       4.55%        11%
    (0.11)        8.90     (6.79)        1,482       0.38(c)+++     5.19+++      24

   $(0.45)      $10.51     11.56%     $610,558       0.75%(e)       4.61%         9%
    (0.45)        9.85     (5.52)      553,120       0.77(e)        4.30          2
    (0.45)       10.88      2.45       594,039       0.77(e)        4.19         21
    (0.47)       11.07      6.42       594,150       0.77(d)(e)     4.33(d)      10
    (0.48)       10.86      3.78       590,042       0.77(e)        4.36         17

   $(0.38)      $10.50     10.80%     $  8,845       1.45%(e)       3.93%         9%
    (0.38)        9.84     (6.18)       16,413       1.47(e)        3.57          2
    (0.38)       10.87      1.65        43,581       1.47(e)        3.48         21
    (0.40)       11.07      5.69        80,928       1.47(d)(e)     3.64(d)      10
    (0.40)       10.86      3.06       122,128       1.47(e)        3.66         17

   $(0.38)      $10.50     10.79%     $118,726       1.45%(e)       3.91%         9%
    (0.38)        9.84     (6.28)      101,126       1.47(e)        3.60          2
    (0.38)       10.88      1.73       111,697       1.47(e)        3.49         21
    (0.40)       11.07      5.69       120,731       1.47(d)(e)     3.64(d)      10
    (0.40)       10.86      3.06       125,067       1.47(e)        3.66         17

   $(0.48)      $10.51     11.89%     $  8,455       0.45%(e)       4.80%         9%
    (0.11)        9.85     (5.20)        1,735       0.47(e)+++     4.98+++       2
---------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS   LESS DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------------    --------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS              DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM   FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT  INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS    INCOME           GAINS
----------------------------------------------------------------------------------------------------
ARIZONA PORTFOLIO
CLASS A
Year Ended 9/30/09    $10.28      $0.45       $ 0.74      $ 1.19      $(0.45)          $0.00
Year Ended 9/30/08     10.93       0.44        (0.65)      (0.21)      (0.44)           0.00
Year Ended 9/30/07     11.07       0.44        (0.14)       0.30       (0.44)           0.00
Year Ended 9/30/06     11.06       0.45         0.01        0.46       (0.45)           0.00
Year Ended 9/30/05     10.95       0.47         0.11        0.58       (0.47)           0.00
CLASS B
Year Ended 9/30/09    $10.26      $0.38       $ 0.75      $ 1.13      $(0.38)          $0.00
Year Ended 9/30/08     10.91       0.36        (0.65)      (0.29)      (0.36)           0.00
Year Ended 9/30/07     11.05       0.37        (0.15)       0.22       (0.36)           0.00
Year Ended 9/30/06     11.04       0.38         0.00        0.38       (0.37)           0.00
Year Ended 9/30/05     10.94       0.39         0.10        0.49       (0.39)           0.00
CLASS C
Year Ended 9/30/09    $10.26      $0.38       $ 0.75      $ 1.13      $(0.38)          $0.00
Year Ended 9/30/08     10.91       0.36        (0.65)      (0.29)      (0.36)           0.00
Year Ended 9/30/07     11.05       0.37        (0.14)       0.23       (0.37)           0.00
Year Ended 9/30/06     11.04       0.37         0.01        0.38       (0.37)           0.00
Year Ended 9/30/05     10.94       0.39         0.10        0.49       (0.39)           0.00

MASSACHUSETTS
 PORTFOLIO
CLASS A
Year Ended 9/30/09    $10.36      $0.42       $ 0.74      $ 1.16      $(0.44)          $0.00
Year Ended 9/30/08     10.81       0.42        (0.43)      (0.01)**    (0.44)           0.00
Year Ended 9/30/07     10.94       0.44        (0.13)       0.31       (0.44)           0.00
Year Ended 9/30/06     10.96       0.45        (0.02)       0.43       (0.45)           0.00
Year Ended 9/30/05     10.92       0.47         0.05        0.52       (0.48)           0.00
CLASS B
Year Ended 9/30/09    $10.34      $0.34       $ 0.75      $ 1.09      $(0.37)          $0.00
Year Ended 9/30/08     10.79       0.34        (0.43)      (0.09)**    (0.36)           0.00
Year Ended 9/30/07     10.92       0.37        (0.13)       0.24       (0.37)           0.00
Year Ended 9/30/06     10.94       0.38        (0.02)       0.36       (0.38)           0.00
Year Ended 9/30/05     10.91       0.40         0.03        0.43       (0.40)           0.00
CLASS C
Year Ended 9/30/09    $10.34      $0.34       $ 0.75      $ 1.09      $(0.37)          $0.00
Year Ended 9/30/08     10.79       0.34        (0.43)      (0.09)**    (0.36)           0.00
Year Ended 9/30/07     10.92       0.37        (0.13)       0.24       (0.37)           0.00
Year Ended 9/30/06     10.94       0.38        (0.02)       0.36       (0.38)           0.00
Year Ended 9/30/05     10.91       0.40         0.03        0.43       (0.40)           0.00
----------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  --------------------------------------------------
                                     NET ASSETS,   RATIO OF     RATIO OF NET
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES     INCOME/(LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE     TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*    NET ASSETS+    RATE
---------------------------------------------------------------------------------------
   $(0.45)      $11.02     11.97%     $172,697       0.78%(f)       4.38%         7%
    (0.44)       10.28     (2.08)      166,997       0.78(f)        4.02         25
    (0.44)       10.93      2.78       141,882       0.78(f)        4.03          8
    (0.45)       11.07      4.28       138,880       0.78(d)(f)     4.11(d)      20
    (0.47)       11.06      5.36       111,704       0.78(f)        4.22         25

   $(0.38)      $11.01     11.32%     $  7,409       1.48%(f)       3.70%         7%
    (0.36)       10.26     (2.76)       14,485       1.48(f)        3.32         25
    (0.36)       10.91      2.07        36,136       1.48(f)        3.33          8
    (0.37)       11.05      3.56        52,070       1.48(d)(f)     3.42(d)      20
    (0.39)       11.04      4.56        63,255       1.48(f)        3.54         25

   $(0.38)      $11.01     11.32%     $ 34,975       1.48%(f)       3.68%         7%
    (0.36)       10.26     (2.76)       30,000       1.48(f)        3.33         25
    (0.37)       10.91      2.07        26,474       1.48(f)        3.34          8
    (0.37)       11.05      3.56        25,445       1.48(d)(f)     3.42(d)      20
    (0.39)       11.04      4.56        24,926       1.48(f)        3.53         25

   $(0.44)      $11.08     11.50%     $158,368       0.82%(g)       3.96%         7%
    (0.44)       10.36     (0.22)      109,951       0.82(g)        3.90         32
    (0.44)       10.81      2.92        74,341       0.82(g)        4.08         11
    (0.45)       10.94      4.06        63,120       0.82(d)(g)     4.18(d)      25
    (0.48)       10.96      4.80        53,035       0.82(g)        4.29         25

   $(0.37)      $11.06     10.75%     $  7,600       1.52%(g)       3.29%         7%
    (0.36)       10.34     (0.91)       13,477       1.52(g)        3.23         32
    (0.37)       10.79      2.21        25,209       1.52(g)        3.38         11
    (0.38)       10.92      3.35        41,221       1.52(d)(g)     3.49(d)      25
    (0.40)       10.94      4.00        50,203       1.52(g)        3.61         25

   $(0.37)      $11.06     10.75%     $ 45,510       1.52%(g)       3.27%         7%
    (0.36)       10.34     (0.91)       36,834       1.52(g)        3.22         32
    (0.37)       10.79      2.22        34,479       1.52(g)        3.39         11
    (0.38)       10.92      3.35        38,001       1.52(d)(g)     3.49(d)      25
    (0.40)       10.94      3.99        34,789       1.52(g)        3.61         25
---------------------------------------------------------------------------------------

                                  INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                                 ----------------------------------  -------------------------------
                                             NET GAINS OR
                                              LOSSES ON
                       NET ASSET     NET     INVESTMENTS             DIVIDENDS
                        VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
                       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
FISCAL YEAR OR PERIOD  OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
-----------------------------------------------------------------------------------------------------
MICHIGAN PORTFOLIO
CLASS A
Year Ended 9/30/09      $10.11      $0.40       $ 0.70      $ 1.10     $(0.42)         $ 0.00
Year Ended 9/30/08       10.74       0.40        (0.60)      (0.20)     (0.41)          (0.02)
Year Ended 9/30/07       10.91       0.42        (0.12)       0.30      (0.42)          (0.05)
Year Ended 9/30/06       10.88       0.43         0.03        0.46      (0.42)          (0.01)
Year Ended 9/30/05       10.79       0.46         0.09        0.55      (0.46)           0.00

CLASS B
Year Ended 9/30/09      $10.09      $0.33       $ 0.70      $ 1.03     $(0.35)         $ 0.00
Year Ended 9/30/08       10.72       0.32        (0.59)      (0.27)     (0.34)          (0.02)
Year Ended 9/30/07       10.89       0.34        (0.12)       0.22      (0.34)          (0.05)
Year Ended 9/30/06       10.86       0.35         0.04        0.39      (0.35)          (0.01)
Year Ended 9/30/05       10.77       0.38         0.10        0.48      (0.39)           0.00

CLASS C
Year Ended 9/30/09      $10.09      $0.33       $ 0.71      $ 1.04     $(0.35)         $ 0.00
Year Ended 9/30/08       10.73       0.33        (0.61)      (0.28)     (0.34)          (0.02)
Year Ended 9/30/07       10.89       0.34        (0.11)       0.23      (0.34)          (0.05)
Year Ended 9/30/06       10.87       0.35         0.03        0.38      (0.35)          (0.01)
Year Ended 9/30/05       10.77       0.38         0.10        0.48      (0.38)           0.00

MINNESOTA PORTFOLIO
CLASS A
Year Ended 9/30/09      $ 9.51      $0.37       $ 0.67      $ 1.04     $(0.38)         $ 0.00
Year Ended 9/30/08       10.05       0.39        (0.53)      (0.14)     (0.40)           0.00
Year Ended 9/30/07       10.20       0.41        (0.15)       0.26      (0.41)           0.00
Year Ended 9/30/06       10.19       0.42         0.01        0.43      (0.42)           0.00
Year Ended 9/30/05       10.14       0.42         0.05        0.47      (0.42)           0.00

CLASS B
Year Ended 9/30/09      $ 9.51      $0.30       $ 0.67      $ 0.97     $(0.31)         $ 0.00
Year Ended 9/30/08       10.05       0.32        (0.53)      (0.21)     (0.33)           0.00
Year Ended 9/30/07       10.20       0.34        (0.15)       0.19      (0.34)           0.00
Year Ended 9/30/06       10.19       0.34         0.01        0.35      (0.34)           0.00
Year Ended 9/30/05       10.14       0.35         0.05        0.40      (0.35)           0.00

CLASS C
Year Ended 9/30/09      $ 9.52      $0.30       $ 0.67      $ 0.97     $(0.31)         $ 0.00
Year Ended 9/30/08       10.06       0.32        (0.53)      (0.21)     (0.33)           0.00
Year Ended 9/30/07       10.21       0.34        (0.15)       0.19      (0.34)           0.00
Year Ended 9/30/06       10.20       0.34         0.01        0.35      (0.34)           0.00
Year Ended 9/30/05       10.15       0.35         0.05        0.40      (0.35)           0.00

NEW JERSEY PORTFOLIO
CLASS A
Year Ended 9/30/09      $ 9.13      $0.40       $ 0.43      $ 0.83     $(0.41)         $ 0.00
Year Ended 9/30/08        9.76       0.40        (0.63)      (0.23)     (0.40)           0.00
Year Ended 9/30/07        9.93       0.42        (0.17)       0.25      (0.42)           0.00
Year Ended 9/30/06        9.90       0.42         0.03        0.45      (0.42)           0.00
Year Ended 9/30/05        9.84       0.42         0.07        0.49      (0.43)           0.00

CLASS B
Year Ended 9/30/09      $ 9.13      $0.34       $ 0.43      $ 0.77     $(0.35)         $ 0.00
Year Ended 9/30/08        9.76       0.33        (0.62)      (0.29)     (0.34)           0.00
Year Ended 9/30/07        9.93       0.35        (0.17)       0.18      (0.35)           0.00
Year Ended 9/30/06        9.90       0.35         0.03        0.38      (0.35)           0.00
Year Ended 9/30/05        9.84       0.35         0.07        0.42      (0.36)           0.00

CLASS C
Year Ended 9/30/09      $ 9.13      $0.34       $ 0.44      $ 0.78     $(0.35)         $ 0.00
Year Ended 9/30/08        9.76       0.33        (0.62)      (0.29)     (0.34)           0.00
Year Ended 9/30/07        9.93       0.35        (0.17)       0.18      (0.35)           0.00
Year Ended 9/30/06        9.90       0.35         0.03        0.38      (0.35)           0.00
Year Ended 9/30/05        9.84       0.35         0.07        0.42      (0.36)           0.00
-----------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  -------------------------------------------------
                                                                RATIO OF NET
                                     NET ASSETS,   RATIO OF       INCOME/
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES      (LOSS) TO   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE      AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*   NET ASSETS+    RATE
--------------------------------------------------------------------------------------
   $(0.42)      $10.79     11.18%     $ 73,799       1.01%(h)       3.93%       11%
    (0.43)       10.11     (1.97)       67,798       1.01(h)        3.77        13
    (0.47)       10.74      2.75        63,989       1.01(h)        3.87         2
    (0.43)       10.91      4.38        64,920       0.98(d)(h)     3.92(d)     17
    (0.46)       10.88      5.16        54,635       0.99(h)        4.19        18

   $(0.35)      $10.77     10.45%     $  5,424       1.71%(h)       3.25%       11%
    (0.36)       10.09     (2.65)       10,378       1.71(h)        3.08        13
    (0.39)       10.72      2.04        20,524       1.71(h)        3.17         2
    (0.36)       10.89      3.66        30,813       1.69(d)(h)     3.23(d)     17
    (0.39)       10.86      4.47        41,516       1.70(h)        3.50        18

   $(0.35)      $10.78     10.54%     $ 35,905       1.71%(h)       3.24%       11%
    (0.36)       10.09     (2.74)       34,290       1.71(h)        3.08        13
    (0.39)       10.73      2.13        37,755       1.71(h)        3.17         2
    (0.36)       10.89      3.56        41,274       1.68(d)(h)     3.23(d)     17
    (0.38)       10.87      4.54        43,225       1.70(h)        3.50        18

   $(0.38)      $10.17     11.20%     $ 93,916       0.90%(i)       3.79%        1%
    (0.40)        9.51     (1.53)       78,064       0.90(i)        3.93         7
    (0.41)       10.05      2.58        73,400       0.90(i)        4.03         1
    (0.42)       10.20      4.29        71,172       0.90(d)(i)     4.10(d)     13
    (0.42)       10.19      4.72        69,174       0.90(i)        4.12        14

   $(0.31)      $10.17     10.43%     $  1,165       1.60%(i)       3.19%        1%
    (0.33)        9.51     (2.21)        2,805       1.60(i)        3.21         7
    (0.34)       10.05      1.86         6,571       1.60(i)        3.33         1
    (0.34)       10.20      3.56        10,577       1.60(d)(i)     3.41(d)     13
    (0.35)       10.19      3.99        14,424       1.60(i)        3.43        14

   $(0.31)      $10.18     10.42%     $ 18,729       1.60%(i)       3.07%        1%
    (0.33)        9.52     (2.21)       14,192       1.60(i)        3.22         7
    (0.34)       10.06      1.86        13,818       1.60(i)        3.33         1
    (0.34)       10.21      3.55        15,635       1.60(d)(i)     3.40(d)     13
    (0.35)       10.20      3.98        17,153       1.60(i)        3.42        14

   $(0.41)      $ 9.55      9.45%     $130,515       0.87%(j)       4.48%        8%
    (0.40)        9.13     (2.46)      116,562       0.87(j)        4.15        32
    (0.42)        9.76      2.52       101,138       0.87(j)        4.23         6
    (0.42)        9.93      4.65        83,088       0.87(d)(j)     4.25(d)      6
    (0.43)        9.90      5.03        77,570       0.87(j)        4.26        38

   $(0.35)      $ 9.55      8.69%     $  8,174       1.57%(j)       3.82%        8%
    (0.34)        9.13     (3.14)       13,898       1.57(j)        3.44        32
    (0.35)        9.76      1.80        27,275       1.57(j)        3.52         6
    (0.35)        9.93      3.91        42,766       1.57(d)(j)     3.55(d)      6
    (0.36)        9.90      4.30        58,706       1.57(j)        3.56        38

   $(0.35)      $ 9.56      8.81%     $ 35,544       1.57%(j)       3.78%        8%
    (0.34)        9.13     (3.14)       32,332       1.57(j)        3.44        32
    (0.35)        9.76      1.80        33,031       1.57(j)        3.52         6
    (0.35)        9.93      3.92        34,042       1.57(d)(j)     3.55(d)      6
    (0.36)        9.90      4.31        35,279       1.57(j)        3.56        38
--------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------  --------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
---------------------------------------------------------------------------------------------------
NEW YORK PORTFOLIO
CLASS A
Year Ended 10/31/09   $ 9.01      $0.38       $ 0.68      $ 1.06     $(0.38)          $0.00
Year Ended 10/31/08     9.82       0.40        (0.81)      (0.41)     (0.40)           0.00
Year Ended 10/31/07     9.97       0.41        (0.15)       0.26      (0.41)           0.00
Year Ended 10/31/06     9.81       0.42         0.16        0.58      (0.42)           0.00
Year Ended 10/31/05     9.93       0.46        (0.12)       0.34      (0.46)           0.00
CLASS B
Year Ended 10/31/09   $ 9.00      $0.32       $ 0.68      $ 1.00     $(0.32)          $0.00
Year Ended 10/31/08     9.80       0.33        (0.79)      (0.46)     (0.34)           0.00
Year Ended 10/31/07     9.96       0.34        (0.16)       0.18      (0.34)           0.00
Year Ended 10/31/06     9.80       0.35         0.16        0.51      (0.35)           0.00
Year Ended 10/31/05     9.92       0.39        (0.12)       0.27      (0.39)           0.00
CLASS C
Year Ended 10/31/09   $ 9.01      $0.31       $ 0.68      $ 0.99     $(0.32)          $0.00
Year Ended 10/31/08     9.81       0.33        (0.79)      (0.46)     (0.34)           0.00
Year Ended 10/31/07     9.96       0.34        (0.15)       0.19      (0.34)           0.00
Year Ended 10/31/06     9.80       0.35         0.16        0.51      (0.35)           0.00
Year Ended 10/31/05     9.92       0.39        (0.12)       0.27      (0.39)           0.00
ADVISOR CLASS
Year Ended 10/31/09   $ 9.02      $0.41       $ 0.67      $ 1.08     $(0.41)          $0.00
August 6, 2008++ to
 October 31, 2008       9.60       0.08        (0.56)      (0.48)     (0.10)           0.00

OHIO PORTFOLIO
CLASS A
Year Ended 9/30/09    $ 9.44      $0.40       $ 0.69      $ 1.09     $(0.41)          $0.00
Year Ended 9/30/08     10.06       0.40        (0.62)      (0.22)     (0.40)           0.00
Year Ended 9/30/07     10.16       0.40        (0.10)       0.30      (0.40)           0.00
Year Ended 9/30/06     10.14       0.41         0.02        0.43      (0.41)           0.00
Year Ended 9/30/05     10.10       0.43         0.03        0.46      (0.42)           0.00
CLASS B
Year Ended 9/30/09    $ 9.43      $0.33       $ 0.69      $ 1.02     $(0.34)          $0.00
Year Ended 9/30/08     10.05       0.32        (0.61)      (0.29)     (0.33)           0.00
Year Ended 9/30/07     10.15       0.33        (0.10)       0.23      (0.33)           0.00
Year Ended 9/30/06     10.13       0.34         0.02        0.36      (0.34)           0.00
Year Ended 9/30/05     10.09       0.36         0.03        0.39      (0.35)           0.00
CLASS C
Year Ended 9/30/09    $ 9.43      $0.33       $ 0.70      $ 1.03     $(0.34)          $0.00
Year Ended 9/30/08     10.06       0.33        (0.63)      (0.30)     (0.33)           0.00
Year Ended 9/30/07     10.16       0.33        (0.10)       0.23      (0.33)           0.00
Year Ended 9/30/06     10.13       0.34         0.03        0.37      (0.34)           0.00
Year Ended 9/30/05     10.09       0.36         0.03        0.39      (0.35)           0.00

PENNSYLVANIA
 PORTFOLIO
CLASS A
Year Ended 9/30/09    $ 9.75      $0.41       $ 0.53      $ 0.94     $(0.41)          $0.00
Year Ended 9/30/08     10.44       0.41        (0.69)      (0.28)     (0.41)           0.00
Year Ended 9/30/07     10.58       0.41        (0.14)       0.27      (0.41)           0.00
Year Ended 9/30/06     10.53       0.42         0.05        0.47      (0.42)           0.00
Year Ended 9/30/05     10.48       0.44         0.05        0.49      (0.44)           0.00
CLASS B
Year Ended 9/30/09    $ 9.75      $0.34       $ 0.53      $ 0.87     $(0.34)          $0.00
Year Ended 9/30/08     10.44       0.34        (0.69)      (0.35)     (0.34)           0.00
Year Ended 9/30/07     10.58       0.34        (0.14)       0.20      (0.34)           0.00
Year Ended 9/30/06     10.53       0.35         0.05        0.40      (0.35)           0.00
Year Ended 9/30/05     10.48       0.37         0.05        0.42      (0.37)           0.00
CLASS C
Year Ended 9/30/09    $ 9.75      $0.34       $ 0.53      $ 0.87     $(0.34)          $0.00
Year Ended 9/30/08     10.44       0.34        (0.69)      (0.35)     (0.34)           0.00
Year Ended 9/30/07     10.58       0.34        (0.14)       0.20      (0.34)           0.00
Year Ended 9/30/06     10.53       0.35         0.05        0.40      (0.35)           0.00
Year Ended 9/30/05     10.48       0.37         0.05        0.42      (0.37)           0.00
---------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  -------------------------------------------------
                                                                RATIO OF NET
                                     NET ASSETS,   RATIO OF       INCOME/
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES      (LOSS) TO   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE      AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*   NET ASSETS+    RATE
--------------------------------------------------------------------------------------
   $(0.38)      $ 9.69     12.03%     $444,600       0.72%(k)       4.09%        2%
    (0.40)        9.01     (4.31)      368,524       0.58(k)        4.17        10
    (0.41)        9.82      2.62       356,989       0.58(k)        4.12         5
    (0.42)        9.97      6.06       320,580       0.58(d)(k)     4.27(d)     39
    (0.46)        9.81      3.46       294,005       0.58(k)        4.62        19

   $(0.32)      $ 9.68     11.28%     $ 36,520       1.42%(k)       3.43%        2%
    (0.34)        9.00     (4.88)       46,000       1.28(k)        3.46        10%
    (0.34)        9.80      1.82        74,342       1.28(k)        3.42         5
    (0.35)        9.96      5.33       114,128       1.28(d)(k)     3.59(d)     39
    (0.39)        9.80      2.75       133,746       1.28(k)        3.93        19

   $(0.32)      $ 9.68     11.14%     $ 67,718       1.42%(k)       3.38%        2%
    (0.34)        9.01     (4.88)       49,821       1.28(k)        3.47        10
    (0.34)        9.81      1.91        46,305       1.28(k)        3.43         5
    (0.35)        9.96      5.32        48,022       1.28(d)(k)     3.58(d)     39
    (0.39)        9.80      2.74        45,956       1.28(k)        3.92        19

   $(0.41)      $ 9.69     12.25%     $  7,584       0.42%(k)       4.37%        2%
    (0.10)        9.02     (4.98)        4,868       0.28(k)+++     4.95+++     10

   $(0.41)      $10.12     11.84%     $112,101       0.85%(l)       4.18%        3%
    (0.40)        9.44     (2.33)      101,481       0.85(l)        3.97         7
    (0.40)       10.06      3.05        93,801       0.85(l)        4.00         4
    (0.41)       10.16      4.40        87,902       0.85(d)(l)     4.12(d)     11
    (0.42)       10.14      4.67        85,749       0.85(l)        4.19        23

   $(0.34)      $10.11     11.08%     $  8,294       1.55%(l)       3.50%        3%
    (0.33)        9.43     (3.02)       16,192       1.55(l)        3.26         7
    (0.33)       10.05      2.34        29,436       1.55(l)        3.30         4
    (0.34)       10.15      3.67        41,802       1.55(d)(l)     3.42(d)     11
    (0.35)       10.13      3.95        55,111       1.55(l)        3.50        23

   $(0.34)      $10.12     11.19%     $ 41,008       1.55%(l)       3.48%        3%
    (0.33)        9.43     (3.11)       37,446       1.55(l)        3.27         7
    (0.33)       10.06      2.33        40,087       1.55(l)        3.31         4
    (0.34)       10.16      3.78        44,023       1.55(d)(l)     3.42(d)     11
    (0.35)       10.13      3.94        47,610       1.55(l)        3.49        23

   $(0.41)      $10.28     10.00%     $103,024       0.95%(m)       4.25%        9%
    (0.41)        9.75     (2.80)       93,096       0.95(m)        3.99         9
    (0.41)       10.44      2.60        92,626       0.95(m)        3.92         8
    (0.42)       10.58      4.57        81,151       0.95(d)(m)     4.00(d)     23
    (0.44)       10.53      4.75        78,472       0.95(m)        4.19        36

   $(0.34)      $10.28      9.24%     $  7,135       1.65%(m)       3.57%        9%
    (0.34)        9.75     (3.48)       11,245       1.65(m)        3.27         9
    (0.34)       10.44      1.89        21,329       1.65(m)        3.21         8
    (0.35)       10.58      3.84        33,448       1.65(d)(m)     3.31(d)     23
    (0.37)       10.53      4.01        41,760       1.65(m)        3.49        36

   $(0.34)      $10.28      9.24%     $ 28,583       1.65%(m)       3.55%        9%
    (0.34)        9.75     (3.48)       30,194       1.65(m)        3.29         9
    (0.34)       10.44      1.89        31,295       1.65(m)        3.22         8
    (0.35)       10.58      3.84        34,332       1.65(d)(m)     3.30(d)     23
    (0.37)       10.53      4.02        34,705       1.65(m)        3.49        36
--------------------------------------------------------------------------------------

                               INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ---------------------------------  -------------------------------
                                          NET GAINS OR
                                           LOSSES ON
                     NET ASSET    NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT    (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME   REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) (A) UNREALIZED)  OPERATIONS   INCOME           GAINS
--------------------------------------------------------------------------------------------------
VIRGINIA PORTFOLIO
CLASS A
Year Ended 9/30/09    $10.01     $0.42+        0.85%     $ 1.27      (0.44)%          0.00%
Year Ended 9/30/08     10.68      0.43+       (0.66)      (0.23)     (0.44)           0.00
Year Ended 9/30/07     10.84      0.45+       (0.16)       0.29      (0.45)           0.00
Year Ended 9/30/06     10.82      0.47+        0.02        0.49      (0.47)           0.00
Year Ended 9/30/05     10.77      0.49+        0.05        0.54      (0.49)           0.00

CLASS B
Year Ended 9/30/09    $ 9.99     $0.35+        0.85%     $ 1.20      (0.37)%          0.00%
Year Ended 9/30/08     10.66      0.35+       (0.66)      (0.31)     (0.36)           0.00
Year Ended 9/30/07     10.82      0.38+       (0.17)       0.21      (0.37)           0.00
Year Ended 9/30/06     10.80      0.39+        0.02        0.41      (0.39)           0.00
Year Ended 9/30/05     10.75      0.41+        0.05        0.46      (0.41)           0.00

CLASS C
Year Ended 9/30/09    $ 9.98     $0.35+        0.85%     $ 1.20      (0.37)%          0.00%
Year Ended 9/30/08     10.66      0.36+       (0.68)      (0.32)     (0.36)           0.00
Year Ended 9/30/07     10.81      0.38+       (0.16)       0.22      (0.37)           0.00
Year Ended 9/30/06     10.79      0.39+        0.02        0.41      (0.39)           0.00
Year Ended 9/30/05     10.74      0.41+        0.06        0.47      (0.42)           0.00

INTERMEDIATE
 DIVERSIFIED
 MUNICIPAL PORTFOLIO
CLASS A
Year Ended 9/30/09    $13.81     $0.44       $ 0.74      $ 1.18     $(0.44)         $(0.01)
Year Ended 9/30/08     14.01      0.44        (0.20)       0.24      (0.44)           0.00
Year Ended 9/30/07     14.03      0.42        (0.02)       0.40      (0.42)           0.00
Year Ended 9/30/06     14.07      0.42        (0.04)       0.38      (0.42)           0.00
Year Ended 9/30/05     14.27      0.40        (0.20)       0.20      (0.40)           0.00

CLASS B
Year Ended 9/30/09    $13.82     $0.34       $ 0.73      $ 1.07     $(0.34)         $(0.01)
Year Ended 9/30/08     14.01      0.34        (0.19)       0.15      (0.34)           0.00
Year Ended 9/30/07     14.03      0.32        (0.02)       0.30      (0.32)           0.00
Year Ended 9/30/06     14.07      0.32        (0.04)       0.28      (0.32)           0.00
Year Ended 9/30/05     14.27      0.30        (0.20)       0.10      (0.30)           0.00

CLASS C
Year Ended 9/30/09    $13.81     $0.34       $ 0.74      $ 1.08     $(0.34)         $(0.01)
Year Ended 9/30/08     14.01      0.34        (0.20)       0.14      (0.34)           0.00
Year Ended 9/30/07     14.03      0.32        (0.02)       0.30      (0.32)           0.00
Year Ended 9/30/06     14.07      0.32        (0.04)       0.28      (0.32)           0.00
Year Ended 9/30/05     14.27      0.30        (0.20)       0.10      (0.30)           0.00

INTERMEDIATE
 CALIFORNIA
 MUNICIPAL PORTFOLIO
CLASS A
Year Ended 9/30/09    $13.96     $0.44       $ 0.63      $ 1.07     $(0.44)         $(0.04)
Year Ended 9/30/08     14.18      0.44        (0.22)       0.22      (0.44)           0.00
Year Ended 9/30/07     14.20      0.42        (0.02)       0.40      (0.42)           0.00
Year Ended 9/30/06     14.23      0.42        (0.03)       0.39      (0.42)           0.00
Year Ended 9/30/05     14.38      0.40        (0.14)       0.26      (0.40)          (0.01)

CLASS B
Year Ended 9/30/09    $13.97     $0.34       $ 0.62      $ 0.96     $(0.34)         $(0.04)
Year Ended 9/30/08     14.18      0.34        (0.21)       0.13      (0.34)           0.00
Year Ended 9/30/07     14.21      0.32        (0.03)       0.29      (0.32)           0.00
Year Ended 9/30/06     14.24      0.32        (0.03)       0.29      (0.32)           0.00
Year Ended 9/30/05     14.39      0.30        (0.14)       0.16      (0.30)          (0.01)

CLASS C
Year Ended 9/30/09    $13.96     $0.34       $ 0.63      $ 0.97     $(0.34)         $(0.04)
Year Ended 9/30/08     14.18      0.34        (0.22)       0.12      (0.34)           0.00
Year Ended 9/30/07     14.20      0.32        (0.02)       0.30      (0.32)           0.00
Year Ended 9/30/06     14.23      0.32        (0.03)       0.29      (0.32)           0.00
Year Ended 9/30/05     14.38      0.30        (0.14)       0.16      (0.30)          (0.01)
--------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                       RATIOS/SUPPLEMENTAL DATA
----------------------------------  -------------------------------------------------
                                                                RATIO OF NET
                                     NET ASSETS,   RATIO OF       INCOME/
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES      (LOSS) TO   PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE      AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*    NET ASSETS    RATE
--------------------------------------------------------------------------------------
   $(0.44)      $10.84     13.03%     $178,412       0.72%(n)       4.17%+       9%
    (0.44)       10.01     (2.33)      141,216       0.72(n)        4.07+       26
    (0.45)       10.68      2.72       119,858       0.72(n)        4.19+       15
    (0.47)       10.84      4.61       109,343       0.72(d)(n)     4.33(d)+    31
    (0.49)       10.82      5.11        88,605       0.72(n)        4.48+       23

   $(0.37)      $10.82     12.27%     $  6,578       1.42%(n)       3.55%+       9%
    (0.36)        9.99     (3.02)       11,582       1.42(n)        3.37+       26
    (0.37)       10.66      2.01        23,486       1.42(n)        3.49+       15
    (0.39)       10.82      3.89        37,006       1.42(d)(n)     3.64(d)+    31
    (0.41)       10.80      4.36        46,489       1.42(n)        3.81+       23

   $(0.37)      $10.81     12.28%     $ 49,137       1.42%(n)       3.48%+       9%
    (0.36)        9.98     (3.11)       36,517       1.42(n)        3.38+       26
    (0.37)       10.66      2.11        35,516       1.42(n)        3.50+       15
    (0.39)       10.81      3.90        34,544       1.42(d)(n)     3.64(d)+    31
    (0.42)       10.79      4.41        29,412       1.42(n)        3.80+       23

   $(0.45)      $14.54      8.74%     $114,769       0.82%          3.11%       12%
    (0.44)       13.81      1.70        46,537       0.82           3.13        28
    (0.42)       14.01      2.90        30,378       0.88           3.02        18
    (0.42)       14.03      2.75        64,074       0.89(d)        3.01(d)     29
    (0.40)       14.07      1.43        83,353       0.87           2.83        28

   $(0.35)      $14.54      7.91%     $  3,333       1.56%          2.43%       12%
    (0.34)       13.82      1.08        11,674       1.53           2.43        28
    (0.32)       14.01      2.19        23,751       1.58           2.32        18
    (0.32)       14.03      2.04        38,429       1.58(d)        2.31(d)     29
    (0.30)       14.07      0.73        66,067       1.57           2.13        28

   $(0.35)      $14.54      7.99%     $ 46,061       1.53%          2.42%       12%
    (0.34)       13.81      1.00        32,593       1.53           2.43        28
    (0.32)       14.01      2.19        35,864       1.58           2.32        18
    (0.32)       14.03      2.04        46,625       1.59(d)        2.31(d)     29
    (0.30)       14.07      0.73        67,057       1.57           2.14        28

   $(0.48)      $14.55      7.82%     $ 41,130       0.89%          3.11%       14%
    (0.44)       13.96      1.55        29,827       0.90           3.10        26
    (0.42)       14.18      2.87        20,163       0.92           2.98        27
    (0.42)       14.20      2.77        26,648       0.89(d)        2.96(d)     23
    (0.41)       14.23      1.84        37,420       0.89           2.80        30

   $(0.38)      $14.55      7.00%     $  1,873       1.61%          2.42%       14%
    (0.34)       13.97      0.92         6,380       1.60           2.40        26
    (0.32)       14.18      2.08        10,293       1.62           2.27        27
    (0.32)       14.21      2.06        16,012       1.60(d)        2.26(d)     23
    (0.31)       14.24      1.14        26,081       1.59           2.10        30

   $(0.38)      $14.55      7.08%     $ 18,717       1.60%          2.42%       14%
    (0.34)       13.96      0.84        17,416       1.60           2.40        26
    (0.32)       14.18      2.15        17,202       1.62           2.28        27
    (0.32)       14.20      2.07        22,253       1.59(d)        2.26(d)     23
    (0.31)       14.23      1.13        28,495       1.59           2.10        30
--------------------------------------------------------------------------------------

                                INCOME FROM INVESTMENT OPERATIONS  LESS DIVIDENDS AND DISTRIBUTIONS
                               ----------------------------------- -------------------------------
                                           NET GAINS OR
                                            LOSSES ON
                     NET ASSET     NET     INVESTMENTS             DIVIDENDS
                      VALUE,   INVESTMENT     (BOTH     TOTAL FROM  FROM NET      DISTRIBUTIONS
FISCAL YEAR OR       BEGINNING   INCOME    REALIZED AND INVESTMENT INVESTMENT     FROM CAPITAL
PERIOD               OF PERIOD (LOSS) +(A) UNREALIZED)  OPERATIONS   INCOME           GAINS
---------------------------------------------------------------------------------------------------
INTERMEDIATE NEW
 YORK MUNICIPAL
 PORTFOLIO
CLASS A
Year Ended 9/30/09    $13.60      $0.42       $ 0.79      $1.21      $(0.42)         $(0.04)
Year Ended 9/30/08     13.83       0.43        (0.23)      0.20       (0.43)           0.00
Year Ended 9/30/07     13.85       0.43        (0.02)      0.41       (0.43)           0.00
Year Ended 9/30/06     13.90       0.43        (0.05)      0.38       (0.43)           0.00
Year Ended 9/30/05     14.11       0.43        (0.21)      0.22       (0.43)           0.00

CLASS B
Year Ended 9/30/09    $13.60      $0.33       $ 0.79      $1.12      $(0.33)         $(0.04)
Year Ended 9/30/08     13.82       0.33        (0.21)      0.12       (0.34)           0.00
Year Ended 9/30/07     13.85       0.34        (0.03)      0.31       (0.34)           0.00
Year Ended 9/30/06     13.89       0.34        (0.04)      0.30       (0.34)           0.00
Year Ended 9/30/05     14.10       0.33        (0.21)      0.12       (0.33)           0.00

CLASS C
Year Ended 9/30/09    $13.60      $0.32       $ 0.80      $1.12      $(0.33)         $(0.04)
Year Ended 9/30/08     13.83       0.33        (0.23)      0.10       (0.33)           0.00
Year Ended 9/30/07     13.85       0.33        (0.02)      0.31       (0.33)           0.00
Year Ended 9/30/06     13.90       0.34        (0.05)      0.29       (0.34)           0.00
Year Ended 9/30/05     14.11       0.33        (0.21)      0.12       (0.33)           0.00
---------------------------------------------------------------------------------------------------

        LESS DISTRIBUTIONS                      RATIOS/SUPPLEMENTAL DATA
----------------------------------  ------------------------------------------------
                                     NET ASSETS,   RATIO OF   RATIO OF NET
 TOTAL DIVI-  NET ASSET             END OF PERIOD  EXPENSES   INCOME/(LOSS) PORTFOLIO
  DENDS AND   VALUE, END   TOTAL       (000'S     TO AVERAGE   TO AVERAGE   TURNOVER
DISTRIBUTIONS OF PERIOD  RETURN (B)   OMITTED)    NET ASSETS*  NET ASSETS     RATE
-------------------------------------------------------------------------------------
   $(0.46)      $14.35      9.15%      $67,472       0.87%        3.05%        19%
    (0.43)       13.60      1.43        38,508       0.89         3.09         24
    (0.43)       13.83      3.03        26,914       0.90         3.14         24
    (0.43)       13.85      2.81        34,440       0.91(d)      3.14(d)      21
    (0.43)       13.90      1.55        44,730       0.90         3.04         32

   $(0.37)      $14.35      8.39%      $ 3,426       1.60%        2.39%        19%
    (0.34)       13.60      0.80        11,912       1.60         2.40         24
    (0.34)       13.82      2.24        21,340       1.60         2.44         24
    (0.34)       13.85      2.17        31,804       1.61(d)      2.44(d)      21
    (0.33)       13.89      0.85        48,851       1.60         2.34         32

   $(0.37)      $14.35      8.39%      $30,877       1.57%        2.34%        19%
    (0.33)       13.60      0.72        17,618       1.60         2.40         24
    (0.33)       13.83      2.31        17,300       1.60         2.44         24
    (0.34)       13.85      2.09        22,482       1.61(d)      2.44(d)      21
    (0.33)       13.90      0.85        36,217       1.60         2.34         32
-------------------------------------------------------------------------------------

* Net of any waivers/reimbursements and interest expense.

**Included contribution from the Adviser in the amount of less than $.005.

+ Net of expenses assumed and/or waived by the Adviser for all fiscal periods.

++Commencement of operations.

+++Annualized.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment returns. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)If the National Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .89%, .91%, .92%, 1.01% and .93% for Class A shares, 1.61%, 1.63%, 1.63%, 1.73% and 1.64% for Class B shares, 1.60%, 1.61%, 1.62%, 1.72% and 1.64% for Class C shares and .57% and .69%
   for Advisor Class shares.

(d)The ratio includes expenses attributable to the costs of proxy solicitation.

(e)If the California Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .86%, .85%, .85%, .85% and .86% for Class A shares, 1.57%, 1.56%,
   1.56%, 1.56%, and 1.56% for Class B shares, 1.56%, 1.55%, 1.55%, 1.56%, and
   1.56% for Class C shares, and .55% and .55% for Advisor Class shares.

(f)If the Arizona Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .93%, .93%, .96%, .95%, and .97% for Class A shares, 1.65%, 1.66%,
   1.67%, 1.66%, and 1.68% for Class B shares and 1.64%, 1.64%, 1.66%, 1.65%, and 1.67% for Class C shares.

(g)If the Massachusetts Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .95%, 1.01%, 1.06%, 1.09%, and 1.17% for Class A shares, 1.67%, 1.73%, 1.77%, 1.81%, and 1.88% for Class B shares and 1.66%, 1.72%, 1.76%, 1.80% and 1.88% for Class C shares.

(h)If the Michigan Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.06%, 1.10%, 1.04%, and 1.05% for Class A shares, 1.79%, 1.78%,
   1.81%, 1.75%, and 1.76% for Class B shares and 1.78%, 1.76%, 1.81%, 1.74%
   and 1.75% for Class C shares.

(i)If the Minnesota Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.07%, 1.10%, 1.16%, 1.17% and 1.26% for Class A shares, 1.81%, 1.81%, 1.87%, 1.88%, and 1.97% for Class B shares and 1.78%, 1.80%, 1.86%, 1.87% and 1.96% for Class C shares.

(j)If the New Jersey Portfolio had borne all expenses, including interest expense, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .99%, .99%, 1.10%, 1.15%, and 1.16% for Class A shares, 1.71%, 1.72%, 1.81%, 1.86% and 1.87% for Class B shares and 1.69%, 1.70%, 1.80%, 1.85% and 1.86% for Class C shares.

(k)If the New York Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .88%, .88%, .90%, .89% and .91% for Class A shares, 1.60%, 1.60%,
   1.61%, 1.60% and 1.62% for Class B shares, 1.58%, 1.58%, 1.60%, 1.60% and
   1.61% for Class C shares and .58% and .49% for Advisor Class shares.

(l)If the Ohio Portfolio had borne all expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been .99%, 1.00%, 1.01%, .98%, and .99% for Class A shares, 1.71%, 1.72%, 1.72%,
   1.69% and 1.69% for Class B shares and 1.70%, 1.71%, 1.71%, 1.68% and 1.69%
   for Class C shares.

(m)If the Pennsylvania Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal period) would have been 1.03%, 1.03%, 1.03%, 1.11% and 1.20% for Class A shares, 1.75%, 1.75%, 1.74%, 1.82% and 1.90% for Class B shares and 1.73%, 1.74%, 1.74%, 1.82% and 1.90% for Class C shares.

(n)If the Virginia Portfolio had borne all expenses, including interest expenses, the respective expense ratios (beginning with those of the most recent fiscal periods) would have been .94%, .96%, .99%, 1.01% and 1.09% for Class A shares, 1.67%, 1.67%, 1.69%, 1.72% and 1.80% for Class B shares and 1.65%, 1.66%, 1.69%, 1.71% and 1.79% for Class C shares.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or to categories below CCC.

NR--Indicates that Fitch does not rate the specific issue.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Portfolios to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus, about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 3.00%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

NATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      94.46     10,519.58
   3             10,519.58      525.98    11,045.56      98.31     10,947.25
   4             10,947.25      547.36    11,494.61     102.30     11,392.31
   5             11,392.31      569.62    11,961.93     106.46     11,855.47
   6             11,855.47      592.77    12,448.24     110.79     12,337.45
   7             12,337.45      616.87    12,954.32     115.29     12,839.03
   8             12,839.03      641.95    13,480.98     119.98     13,361.00
   9             13,361.00      668.05    14,029.05     124.86     13,904.19
   10            13,904.19      695.21    14,599.40     129.93     14,469.47
   --------------------------------------------------------------------------
   Cumulative                $5,848.24               $1,378.77

HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  381.48    $10,103.52
   2             10,103.52      505.18    10,608.70     144.28     10,464.42
   3             10,464.42      523.22    10,987.64     149.43     10,838.21
   4             10,838.21      541.91    11,380.12     154.77     11,225.35
   5             11,225.35      561.27    11,786.62     160.30     11,626.32
   6             11,626.32      581.32    12,207.64     166.02     12,041.62
   7             12,041.62      602.08    12,643.70     171.95     12,471.75
   8             12,471.75      623.59    13,095.34     178.10     12,917.24
   9             12,917.24      645.86    13,563.10     184.46     13,378.64
   10            13,378.64      668.93    14,047.57     191.05     13,856.52
   --------------------------------------------------------------------------
   Cumulative                $5,738.36               $1,881.84

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      91.28     10,522.76
   3             10,522.76      526.14    11,048.90      95.02     10,953.88
   4             10,953.88      547.69    11,501.57      98.91     11,402.66
   5             11,402.66      570.13    11,972.79     102.97     11,869.82
   6             11,869.82      593.49    12,463.31     107.18     12,356.13
   7             12,356.13      617.81    12,973.94     111.58     12,862.36
   8             12,862.36      643.12    13,505.48     116.15     13,389.33
   9             13,389.33      669.47    14,058.80     120.91     13,937.89
   10            13,937.89      696.89    14,634.78     125.86     14,508.92
   --------------------------------------------------------------------------
   Cumulative                $5,855.17               $1,346.25

ARIZONA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  379.44    $10,105.56
   2             10,105.56      505.28    10,610.84      98.68     10,512.16
   3             10,512.16      525.61    11,037.77     102.65     10,935.12
   4             10,935.12      546.76    11,481.88     106.78     11,375.10
   5             11,375.10      568.76    11,943.86     111.08     11,832.78
   6             11,832.78      591.64    12,424.42     115.55     12,308.87
   7             12,308.87      615.44    12,924.31     120.20     12,804.11
   8             12,804.11      640.21    13,444.32     125.03     13,319.29
   9             13,319.29      665.96    13,985.25     130.06     13,855.19
   10            13,855.19      692.76    14,547.95     135.30     14,412.65
   --------------------------------------------------------------------------
   Cumulative                $5,837.42               $1,424.77

MASSACHUSETTS PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  383.52    $10,101.48
   2             10,101.48      505.07    10,606.55     100.76     10,505.79
   3             10,505.79      525.29    11,031.08     104.80     10,926.28
   4             10,926.28      546.31    11,472.59     108.99     11,363.60
   5             11,363.60      568.18    11,931.78     113.35     11,818.43
   6             11,818.43      590.92    12,409.35     117.89     12,291.46
   7             12,291.46      614.57    12,906.03     122.61     12,783.42
   8             12,783.42      639.17    13,422.59     127.51     13,295.08
   9             13,295.08      664.75    13,959.83     132.62     13,827.21
   10            13,827.21      691.36    14,518.57     137.93     14,380.64
   --------------------------------------------------------------------------
   Cumulative                $5,830.62               $1,449.98

MICHIGAN PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  402.87    $10,082.13
   2             10,082.13      504.11    10,586.24     113.27     10,472.97
   3             10,472.97      523.65    10,996.62     117.66     10,878.96
   4             10,878.96      543.95    11,422.91     122.23     11,300.68
   5             11,300.68      565.03    11,865.71     126.96     11,738.75
   6             11,738.75      586.94    12,325.69     131.88     12,193.81
   7             12,193.81      609.69    12,803.50     137.00     12,666.50
   8             12,666.50      633.33    13,299.83     142.31     13,157.52
   9             13,157.52      657.88    13,815.40     147.82     13,667.58
   10            13,667.58      683.38    14,350.96     153.56     14,197.40
   --------------------------------------------------------------------------
   Cumulative                $5,792.96               $1,595.56

MINNESOTA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  391.67    $10,093.33
   2             10,093.33      504.67    10,598.00     113.40     10,484.60
   3             10,484.60      524.23    11,008.83     117.79     10,891.04
   4             10,891.04      544.55    11,435.59     122.36     11,313.23
   5             11,313.23      565.66    11,878.89     127.10     11,751.79
   6             11,751.79      587.59    12,339.38     132.03     12,207.35
   7             12,207.35      610.37    12,817.72     137.15     12,680.57
   8             12,680.57      634.03    13,314.60     142.47     13,172.13
   9             13,172.13      658.61    13,830.74     147.99     13,682.75
   10            13,682.75      684.14    14,366.89     153.73     14,213.16
   --------------------------------------------------------------------------
   Cumulative                $5,798.85               $1,585.69

NEW JERSEY PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  388.61    $10,096.39
   2             10,096.39      504.82    10,601.21     104.95     10,496.26
   3             10,496.26      524.81    11,021.07     109.11     10,911.96
   4             10,911.96      545.60    11,457.56     113.43     11,344.13
   5             11,344.13      567.21    11,911.34     117.92     11,793.42
   6             11,793.42      589.67    12,383.09     122.59     12,260.50
   7             12,260.50      613.03    12,873.53     127.45     12,746.08
   8             12,746.08      637.30    13,383.38     132.50     13,250.88
   9             13,250.88      662.54    13,913.42     137.74     13,775.68
   10            13,775.68      688.78    14,464.46     143.20     14,321.26
   --------------------------------------------------------------------------
   Cumulative                $5,818.76               $1,497.50

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  376.39    $10,108.61
   2             10,108.61      505.43    10,614.04      93.40     10,520.64
   3             10,520.64      526.03    11,046.67      97.21     10,949.46
   4             10,949.46      547.47    11,496.93     101.17     11,395.76
   5             11,395.76      569.79    11,965.55     105.30     11,860.25
   6             11,860.25      593.01    12,453.26     109.59     12,343.67
   7             12,343.67      617.18    12,960.85     114.06     12,846.79
   8             12,846.79      642.34    13,489.13     118.70     13,370.43
   9             13,370.43      668.52    14,038.95     123.54     13,915.41
   10            13,915.41      695.77    14,611.18     128.58     14,482.60
   --------------------------------------------------------------------------
   Cumulative                $5,850.54               $1,367.94

OHIO PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  386.57    $10,098.43
   2             10,098.43      504.92    10,603.35     104.97     10,498.38
   3             10,498.38      524.92    11,023.30     109.13     10,914.17
   4             10,914.17      545.71    11,459.88     113.45     11,346.43
   5             11,346.43      567.32    11,913.75     117.95     11,795.80
   6             11,795.80      589.79    12,385.59     122.62     12,262.97
   7             12,262.97      613.15    12,876.12     127.47     12,748.65
   8             12,748.65      637.43    13,386.08     132.52     13,253.56
   9             13,253.56      662.68    13,916.24     137.77     13,778.47
   10            13,778.47      688.92    14,467.39     143.23     14,324.16
   --------------------------------------------------------------------------
   Cumulative                $5,819.84               $1,495.68

PENNSYLVANIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  396.76    $10,088.24
   2             10,088.24      504.41    10,592.65     109.10     10,483.55
   3             10,483.55      524.18    11,007.73     113.38     10,894.35
   4             10,894.35      544.72    11,439.07     117.82     11,321.25
   5             11,321.25      566.06    11,887.31     122.44     11,764.87
   6             11,764.87      588.24    12,353.11     127.24     12,225.87
   7             12,225.87      611.29    12,837.16     132.22     12,704.94
   8             12,704.94      635.25    13,340.19     137.40     13,202.79
   9             13,202.79      660.14    13,862.93     142.79     13,720.14
   10            13,720.14      686.01    14,406.15     148.38     14,257.77
   --------------------------------------------------------------------------
   Cumulative                $5,805.30               $1,547.53

VIRGINIA PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS    EXPENSES*    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  485.00   $10,185.00  $  373.33    $10,111.67
   2             10,111.67      505.58    10,617.25      99.80     10,517.45
   3             10,517.45      525.87    11,043.32     103.81     10,939.51
   4             10,939.51      546.98    11,486.49     107.97     11,378.52
   5             11,378.51      568.93    11,947.45     112.31     11,835.14
   6             11,835.14      591.76    12,426.90     116.81     12,310.09
   7             12,310.09      615.50    12,925.59     121.50     12,804.09
   8             12,804.09      640.20    13,444.29     126.38     13,317.91
   9             13,317.91      665.90    13,983.81     131.45     13,852.36
   10            13,852.36      692.62    14,544.98     136.72     14,408.26
   --------------------------------------------------------------------------
   Cumulative                $5,838.34               $1,430.08

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  507.44    $ 9,971.31
   2              9,971.31      498.57    10,469.87       85.85     10,384.02
   3             10,384.02      519.20    10,903.22       89.41     10,813.82
   4             10,813.82      540.69    11,354.51       93.11     11,261.40
   5             11,261.40      563.07    11,824.47       96.96     11,727.51
   6             11,727.51      586.38    12,313.89      100.97     12,212.91
   7             12,212.91      610.65    12,823.56      105.15     12,718.40
   8             12,718.40      635.92    13,354.32      109.51     13,244.82
   9             13,244.82      662.24    13,907.06      114.04     13,793.02
   10            13,793.02      689.64    14,482.67      118.76     14,363.91
   ---------------------------------------------------------------------------
   Cumulative                $5,785.11                $1,421.20

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  515.48    $ 9,963.27
   2              9,963.27      498.16    10,461.43       94.15     10,367.28
   3             10,367.28      518.36    10,885.64       97.97     10,787.67
   4             10,787.67      539.38    11,327.05      101.94     11,225.11
   5             11,225.11      561.26    11,786.37      106.08     11,680.29
   6             11,680.29      584.01    12,264.30      110.38     12,153.92
   7             12,153.92      607.70    12,761.62      114.85     12,646.77
   8             12,646.77      632.34    13,279.10      119.51     13,159.59
   9             13,159.59      657.98    13,817.57      124.36     13,693.21
   10            13,693.21      684.67    14,377.87      129.41     14,248.47
   ---------------------------------------------------------------------------
   Cumulative                $5,762.61                $1,514.13

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT               HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER     HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS      EXPENSES    INVESTMENT
   ---------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75   $  514.48    $ 9,964.27
   2              9,964.27      498.21    10,462.49       93.12     10,369.37
   3             10,369.37      518.47    10,887.84       96.90     10,790.94
   4             10,790.94      539.55    11,330.48      100.84     11,229.64
   5             11,229.64      561.48    11,791.12      104.94     11,686.18
   6             11,686.18      584.31    12,270.49      109.21     12,161.28
   7             12,161.28      608.06    12,769.35      113.65     12,655.70
   8             12,655.70      632.79    13,288.49      118.27     13,170.22
   9             13,170.22      658.51    13,828.73      123.08     13,705.65
   10            13,705.65      685.28    14,390.94      128.07     14,262.86
   ---------------------------------------------------------------------------
   Cumulative                $5,765.41                $1,502.56

*Expenses are net of any fee waiver or expense waiver for the first year.
 Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios" before waiver.

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have SAIs, which contain more detailed information about the Portfolio, including its operations and investment policies. The Portfolios' SAIs and independent registered public accounting firm's reports and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAIs, or make inquiries concerning the Portfolios by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL/PHONE:  c/o AllianceBernstein Investor Services, Inc.  For Information: 800-221-5672
                P.O. Box 786003                                For Literature: 800-227-4618
                San Antonio, TX 78278-6003

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-0102.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

          FUND                                           SEC FILE NO.
          -----------------------------------------------------------
          AllianceBernstein Municipal Income Fund, Inc.   811-04791
          AllianceBernstein Municipal Income Fund II      811-07618
          Sanford C. Bernstein Fund, Inc.                 811-05555

                                                                  PRO-0116-0110

                                    [GRAPHIC]

BOND FUNDS -- (A, B, C AND ADVISOR CLASS SHARES)

 PROSPECTUS  |  JANUARY 29, 2010

 The AllianceBernstein Bond Funds

Stability                                                     Absolute Return
(Shares Offered--Exchange Ticker Symbol)                      (Shares Offered--Exchange Ticker Symbol)
    AllianceBernstein Short Duration Portfolio                    AllianceBernstein Diversified Yield Fund
    (Class A-ADPAX; Class B-ADPBX; Class C-ADPCX)                 (Class A-AGSAX; Class B-AGSBX; Class C-AGCCX;
                                                                   Advisor Class-AGSIX)

Core                                                          High Income
(Shares Offered--Exchange Ticker Symbol)                      (Shares Offered--Exchange Ticker Symbol)
    AllianceBernstein Intermediate Bond Portfolio                 AllianceBernstein High Income Fund
    (Class A-ABQUX; Class B-ABQBX; Class C-ABQCX;                 (Class A-AGDAX; Class B-AGDBX; Class C-AGDCX;
     Advisor Class-ABQYX)                                          Advisor Class-AGDYX)
    AllianceBernstein Global Bond Fund
    (Class A-ANAGX; Class B-ANABX; Class C-ANACX;
     Advisor Class-ANAYX)


 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                               Page
SUMMARY INFORMATION...........................................   4
STABILITY.....................................................   4
  ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO..................   4
CORE..........................................................   8
  ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO...............   8
  ALLIANCEBERNSTEIN GLOBAL BOND FUND..........................  12
ABSOLUTE RETURN...............................................  16
  ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND....................  16
HIGH INCOME...................................................  20
  ALLIANCEBERNSTEIN HIGH INCOME FUND..........................  20
ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  25
INVESTING IN THE FUNDS........................................  34
  How to Buy Shares...........................................  34
  The Different Share Class Expenses..........................  35
  Sales Charge Reduction Programs.............................  36
  CDSC Waivers and Other Programs.............................  37
  The "Pros" and "Cons" of Different Share Classes............  38
  Payments to Financial Advisors and Their Firms..............  38
  How to Exchange Shares......................................  40
  How to Sell or Redeem Shares................................  40
  Frequent Purchases and Redemptions of Fund Shares...........  41
  How the Funds Value Their Shares............................  42
MANAGEMENT OF THE FUNDS.......................................  43
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  48
GENERAL INFORMATION...........................................  49
GLOSSARY OF INVESTMENT TERMS..................................  50
FINANCIAL HIGHLIGHTS..........................................  51
APPENDIX A--BOND RATINGS...................................... A-1
APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... B-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund seeks to provide safety of principal and a moderate rate of return that is subject to taxes.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 67 of the Funds' Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C
                                                                                SHARES  NEW INVESTORS) SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**
---------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Management Fees                            .45%     .45%    .45%
Distribution and/or Service (12b-1) Fees   .30%    1.00%   1.00%
Other Expenses:
  Transfer Agent                           .11%     .14%    .12%
  Other Expenses                           .13%     .13%    .13%
                                           ----    -----   -----
Total Other Expenses                       .24%     .27%    .25%
                                           ----    -----   -----
Total Annual Fund Operating Expenses       .99%    1.72%   1.70%
                                           ====    =====   =====
-----------------------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  522  $  475  $  273
After 3 Years   $  727  $  642  $  536
After 5 Years   $  949  $  933  $  923
After 10 Years  $1,586  $1,659  $2,009
---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  522  $  175  $  173
After 3 Years   $  727  $  542  $  536
After 5 Years   $  949  $  933  $  923
After 10 Years  $1,586  $1,659  $2,009
---------------------------------------

PORTFOLIO TURNOVER
The Fund will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. The Fund may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Fund also may invest up to 20% of its total assets in foreign fixed-income securities in developed or emerging market countries. The Fund also may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment grade.

The Fund seeks to maintain an effective duration of one to three years under normal market conditions. The Fund may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Fund may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall.

To identify attractive bonds for the Fund, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for the Fund.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies, and securities.

The Fund also may:

..  purchase or sell securities on a forward commitment basis;

..  invest in variable, floating and inverse floating rate investments;

..  invest in zero coupon and interest-only or principal-only securities; and

..  invest in obligations of supranational entities.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its net asset value ("NAV") may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

                             Calendar Year End (%)

 2000    2001    2002    2003    2004   2005    2006    2007    2008    2009
------  ------  ------  ------  ------ ------  ------  ------  ------  ------
 n/a     n/a     n/a     n/a     0.92   1.02    3.75    3.50   -4.18     6.52


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 2.32% IN THE 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -1.79% IN THE 1ST QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                         SINCE
                                                                        1 YEAR 5 YEARS INCEPTION*
-------------------------------------------------------------------------------------------------
Class A**  Return Before Taxes                                          2.00%   1.17%    1.14%
           --------------------------------------------------------------------------- ----------
           Return After Taxes on Distributions                          1.09%  -0.06%    0.01%
           --------------------------------------------------------------------------- ----------
           Return After Taxes on Distributions and Sale of Fund Shares  1.28%   0.28%    0.31%
-------------------------------------------------------------------------------------------------
Class B    Return Before Taxes                                          2.66%   1.33%    1.15%
-------------------------------------------------------------------------------------------------
Class C    Return Before Taxes                                          4.78%   1.33%    1.09%
-------------------------------------------------------------------------------------------------
BofA Merrill Lynch 1-3 Year Treasury Index
(reflects no deduction for fees, expenses, or taxes)                    0.78%   4.04%    3.29%
-------------------------------------------------------------------------------------------------

*  Inception date for Class A, Class B and Class C shares: 5/21/03.

** After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE   TITLE
--------------------------------------------------------------------------------
Jon P. Denfeld      Since May 2008      Vice President of the Adviser

Shawn E. Keegan     Since October 2005  Vice President of the Adviser

Alison M. Martier   Since January 2009  Senior Vice President of the Adviser

Douglas J. Peebles  Since January 2009  Executive Vice President of the Adviser

Greg J. Wilensky    Since January 2009  Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 24 in this Prospectus.

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 99 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                       CLASS B SHARES
                                       (NOT CURRENTLY
                               CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                               SHARES  NEW INVESTORS) SHARES      SHARES
----------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)   4.25%       None        None       None
----------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of
offering price or redemption
proceeds, whichever is lower)   None       3.00%*      1.00%**     None
----------------------------------------------------------------------------
Exchange Fee                    None        None        None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                           .45%    .45%    .45%       .45%
Distribution and/or Service (12b-1) Fees                                                  .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                          .19%    .25%    .20%       .18%
  Interest Expense and Related Expenses                                                   .04%    .03%    .04%       .05%
  Other Expenses                                                                          .13%    .14%    .13%       .12%
                                                                                        ------  ------  ------     ------
Total Other Expenses                                                                      .36%    .42%    .37%       .35%
                                                                                        ------  ------  ------     ------
Total Annual Fund Operating Expenses Before Waiver                                       1.11%   1.87%   1.82%       .80%
                                                                                        ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                             (.22)%  (.29)%  (.23)%     (.20)%
                                                                                        ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (b)
                                                                                          .89%   1.58%   1.59%       .60%
                                                                                        ======  ======  ======     ======
-----------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  512  $  461  $  262      $ 61
After 3 Years   $  742  $  660  $  550      $235
After 5 Years   $  990  $  984  $  964      $425
After 10 Years  $1,700  $1,785  $2,118      $971
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  512  $  161  $  162      $ 61
After 3 Years   $  742  $  560  $  550      $235
After 5 Years   $  990  $  984  $  964      $425
After 10 Years  $1,700  $1,785  $2,118      $971
-----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursements will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.

(b)If interest expenses were excluded, net expenses would be as follows:

CLASS A  CLASS B CLASS C ADVISOR CLASS
--------------------------------------
 .85%     1.55%   1.55%      .55%


PORTFOLIO TURNOVER
The Fund will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 95% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to ten years and an average duration of three to six years. The Fund may invest up to 25% of its net assets in below investment grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

                             Calendar Year End (%)

 2000    2001    2002    2003    2004   2005    2006    2007    2008    2009
------  ------  ------  ------  ------ ------  ------  ------  ------  ------
11.25    7.36    7.67    3.69    3.48   1.94    3.97    5.68   -8.26    19.18


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 7.86% IN THE 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN -4.57% IN THE 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          14.12%  3.24%   4.93%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          12.28%  1.69%   3.14%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   9.09%  1.83%   3.13%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          15.37%  3.52%   4.94%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          17.40%  3.44%   4.67%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          19.53%  4.47%   5.70%
---------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Index
(reflects no deduction for fees, expenses, or taxes)                         5.93%  4.97%   6.33%
---------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE            LENGTH OF SERVICE    TITLE
---------------------------------------------------------------------------------
Paul J. DeNoon      Since January 2009   Senior Vice President of the Adviser

Shawn E. Keegan     Since October 2005   Vice President of the Adviser

Alison M. Martier   Since May 2005       Senior Vice President of the Adviser

Douglas J. Peebles  Since November 2007  Executive Vice President of the Adviser

Greg J. Wilensky    Since October 2005   Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 24 in this Prospectus.

ALLIANCEBERNSTEIN GLOBAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 99 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                               CLASS A CLASS B CLASS C ADVISOR CLASS
--------------------------------------------------------------------
Management Fees                  .50%    .50%    .50%       .50%
Distribution and/or Service
(12b-1) Fees                     .30%   1.00%   1.00%       None
Other Expenses:
 Transfer Agent                  .11%    .14%    .12%       .10%
 Interest Expense and Related
   Expenses                      .03%    .03%    .03%       .04%
 Other Expenses                  .06%    .06%    .05%       .05%
                               ------  ------  ------     ------
Total Other Expenses             .20%    .23%    .20%       .19%
                               ------  ------  ------     ------
Total Annual Fund Operating
Expenses Before Waiver          1.00%   1.73%   1.70%       .69%
                               ======  ======  ======     ======
Fee Waiver and/or Expense
Reimbursement (a)              (.07)%  (.10)%  (.07)%     (.05)%
                               ------  ------  ------     ------
Total Annual Fund Operating
Expenses After Fee Waiver
and/or Expense Reimbursement
(b)                              .93%   1.63%   1.63%       .64%
                               ======  ======  ======     ======
-------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  516  $  466  $  266      $ 65
After 3 Years   $  723  $  635  $  529      $216
After 5 Years   $  948  $  929  $  916      $379
After 10 Years  $1,592  $1,662  $2,003      $854
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  516  $  166  $  166      $ 65
After 3 Years   $  723  $  535  $  529      $216
After 5 Years   $  948  $  929  $  916      $379
After 10 Years  $1,592  $1,662  $2,003      $854
-----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursements will remain in effect until January 29, 2011 and will continue thereafter from year to year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.

(b)If interest expenses were excluded, net expenses would be as follows:

CLASS A  CLASS B CLASS C ADVISOR CLASS
--------------------------------------
 .90%     1.60%   1.60%      .60%

PORTFOLIO TURNOVER
The Fund will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including U.S. and non-U.S. government and corporate debt securities. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment grade fixed-income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

                             Calendar Year End (%)

 2000    2001    2002    2003    2004   2005    2006    2007    2008    2009
------  ------  ------  ------  ------ ------  ------  ------  ------  ------
18.47    0.31   10.68   15.13    6.87   9.71    6.57    9.90  -10.71    23.96


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 11.30% IN THE 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -5.57% IN THE 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                              1 YEAR 5 YEARS 10 YEARS
-----------------------------------------------------------------------------------------------------
Class A*         Return Before Taxes                                          18.69%  6.38%   8.23%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions                          16.47%  4.22%   5.52%
                 ------------------------------------------------------------------------------------
                 Return After Taxes on Distributions and Sale of Fund Shares  12.01%  4.14%   5.38%
-----------------------------------------------------------------------------------------------------
Class B          Return Before Taxes                                          20.10%  6.53%   8.21%
-----------------------------------------------------------------------------------------------------
Class C          Return Before Taxes                                          22.18%  6.55%   7.92%
-----------------------------------------------------------------------------------------------------
Advisor Class**  Return Before Taxes                                          24.46%  7.62%   9.02%
-----------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Index
(U.S. hedged) (reflects no deduction for fees, expenses, or taxes)             5.09%  4.78%   5.77%
-----------------------------------------------------------------------------------------------------

*  After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

** Inception date of Advisor Class shares: 11/05/07. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE     TITLE
-----------------------------------------------------------------------------------
Paul J. DeNoon       Since August 2002     Senior Vice President of the Adviser

Scott DiMaggio       Since August 2005     Senior Vice President of the Adviser

Fernando Grisales    Since January 2007    Vice President of the Adviser

Michael L. Mon       Since September 2003  Vice President of the Adviser

Douglas J. Peebles   Since March 1992      Executive Vice President of the Adviser

Matthew S. Sheridan  Since January 2007    Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 24 in this Prospectus.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to generate current income consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 99 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                    CLASS A CLASS B CLASS C ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .50%    .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees                                              .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                      .14%    .19%    .15%       .13%
  Other Expenses                                                                      .75%    .80%    .74%       .65%
                                                                                    ------  ------  ------     ------
Total Other Expenses                                                                  .89%    .99%    .89%       .78%
                                                                                    ------  ------  ------     ------
Total Annual Fund Operating Expenses Before Waiver                                   1.69%   2.49%   2.39%      1.28%
                                                                                    ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                         (.79)%  (.89)%  (.79)%     (.68)%
                                                                                    ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement    .90%   1.60%   1.60%       .60%
                                                                                    ======  ======  ======     ======
-------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  513  $  563  $  263     $   61
After 3 Years   $  862  $  892  $  671     $  339
After 5 Years   $1,235  $1,247  $1,205     $  637
After 10 Years  $2,279  $2,565  $2,669     $1,485
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  513  $  163  $  163     $   61
After 3 Years   $  862  $  692  $  671     $  339
After 5 Years   $1,235  $1,247  $1,205     $  637
After 10 Years  $2,279  $2,565  $2,669     $1,485
-----------------------------------------------------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursements will remain in effect until January 29, 2011 and will continue thereafter from year to year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.

PORTFOLIO TURNOVER
The Fund will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund employs a dynamic risk allocation, meaning that the Fund's risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. and non-U.S. government securities and supranational entities, including lower-rated securities. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund typically maintains at least 50% of its net assets in investment grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. PREPAYMENT RISK: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

                             Calendar Year End (%)

 2000    2001    2002    2003    2004   2005    2006    2007    2008    2009
------  ------  ------  ------  ------ ------  ------  ------  ------  ------
 4.57   -2.81    5.04   15.61    6.13   4.81    4.46    6.38  -16.52    19.20


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 8.57% IN THE 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -9.62% IN THE 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                            1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------
Class A*       Return Before Taxes                                          14.20%  2.11%   3.81%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions                          12.77%  0.51%   1.66%
               ------------------------------------------------------------------------------------
               Return After Taxes on Distributions and Sale of Fund Shares   9.16%  0.86%   1.91%
---------------------------------------------------------------------------------------------------
Class B        Return Before Taxes                                          14.52%  2.28%   3.83%
---------------------------------------------------------------------------------------------------
Class C        Return Before Taxes                                          17.37%  2.25%   3.53%
---------------------------------------------------------------------------------------------------
Advisor Class  Return Before Taxes                                          19.40%  3.28%   4.57%
---------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Index
(U.S. hedged) (reflects no deduction for fees, expenses, or taxes)           5.09%  4.78%   5.77%
---------------------------------------------------------------------------------------------------
BofA Merrill Lynch 3-Month T-Bill Index                                      0.21%  3.02%   2.99%
---------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE   TITLE
---------------------------------------------------------------------------------
Paul J. DeNoon       Since October 2005  Senior Vice President of the Adviser

Joran Laird          Since January 2009  Vice President of the Adviser

Douglas J. Peebles   Since January 1996  Executive Vice President of the Adviser

Matthew S. Sheridan  Since April 2006    Vice President of the Adviser

Greg J. Wilensky     Since June 2008     Senior Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 24 in this Prospectus.

ALLIANCEBERNSTEIN HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE
The Fund's investment objective is to seek to maximize total returns from price appreciation and income.

FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 36 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 99 of the Funds' SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                        CLASS B SHARES
                                                                                        (NOT CURRENTLY
                                                                                CLASS A   OFFERED TO   CLASS C  ADVISOR CLASS
                                                                                SHARES  NEW INVESTORS) SHARES      SHARES
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       3.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                                                                        CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------------------------
Management Fees                                                                           .50%    .50%    .50%       .50%
Distribution and/or Service (12b-1) Fees                                                  .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                                                                          .16%    .22%    .17%       .16%
  Interest Expenses and Related Expenses                                                  .04%    .03%    .05%       .07%
  Other Expenses                                                                          .13%    .13%    .11%       .10%
                                                                                        ------  ------  ------     ------
Total Other Expenses                                                                      .33%    .38%    .33%       .33%
                                                                                        ------  ------  ------     ------
Total Annual Fund Operating Expenses Before Waiver                                       1.13%   1.88%   1.83%       .83%
                                                                                        ======  ======  ======     ======
Fee Waiver and/or Expense Reimbursement (a)                                             (.14)%  (.20)%  (.14)%     (.11)%
                                                                                        ------  ------  ------     ------
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (b)    .99%   1.68%   1.69%       .72%
                                                                                        ======  ======  ======     ======
-----------------------------------------------------------------------------------------------------------------------------

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that the fee waiver is in effect only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  522  $  471  $  272     $   74
After 3 Years   $  756  $  672  $  562     $  254
After 5 Years   $1,008  $  999  $  978     $  450
After 10 Years  $1,731  $1,812  $2,139     $1,016
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C ADVISOR CLASS
-----------------------------------------------------
After 1 Year    $  522  $  171  $  172     $   74
After 3 Years   $  756  $  572  $  562     $  254
After 5 Years   $1,008  $  999  $  978     $  450
After 10 Years  $1,731  $1,812  $2,139     $1,016
-----------------------------------------------------

* Class B shares automatically convert to Class A shares after six years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the third year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursements will remain in effect until January 29, 2011 and will continue thereafter from year-to-year unless the Adviser provides notice of termination 60 days prior to the end of the Fund's fiscal year.

(b)If interest expenses were excluded, net expenses would be as follows:

CLASS A  CLASS B CLASS C ADVISOR CLASS
--------------------------------------
 .95%     1.65%   1.65%      .65%

PORTFOLIO TURNOVER
The Fund will pay transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund pursues income opportunities from government, corporate, emerging market and high yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund's investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. Dollar-denominated or non-U.S. Dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities' risk and return characteristics as well as the securities' impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund's other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC+ or lower by S&P and Fitch) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

PRINCIPAL RISKS
.. MARKET RISK: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

.. INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

.. CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

.. BELOW INVESTMENT GRADE SECURITIES: Investments in fixed-income securities with lower ratings (commonly known as "junk bonds") tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

.. INFLATION RISK: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

.. FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. EMERGING MARKET RISK: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. CURRENCY RISK: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. LEVERAGE RISK: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund's investments.

.. DIVERSIFICATION RISK: The Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund's NAV.

.. DERIVATIVES RISK: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                     [CHART]

                             Calendar Year End (%)

 2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
14.47    6.10   18.70   38.42   11.09   10.16   11.85    7.29  -26.52    61.74


During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 23.96% IN THE 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -17.75% IN THE 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2009)

                                                                                  1 YEAR 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
Class A*            Return Before Taxes                                           54.74%  8.52%   12.80%
                    -------------------------------------------------------------------------------------
                    Return After Taxes on Distributions                           49.55%  5.29%    8.98%
                    -------------------------------------------------------------------------------------
                    Return After Taxes on Distributions and Sale of Fund Shares   34.92%  5.40%    8.71%
---------------------------------------------------------------------------------------------------------
Class B             Return Before Taxes                                           57.45%  8.60%   12.74%
---------------------------------------------------------------------------------------------------------
Class C             Return Before Taxes                                           59.49%  8.58%   12.36%
---------------------------------------------------------------------------------------------------------
Advisor Class**     Return Before Taxes                                           62.21%  9.80%   13.64%
---------------------------------------------------------------------------------------------------------
JPMorgan Emerging Markets Bond Index Global ("EMBI Global")
(U.S. Dollar-denominated) (reflects no deduction for fees, expenses, or taxes)    28.18%  8.11%   10.52%
---------------------------------------------------------------------------------------------------------
JPMorgan Government Bond Index-Emerging Markets ("GBI-EM")
(local currency-denominated) (reflects no deduction for fees, expenses, or taxes)  16.56%  7.76%      N/A
---------------------------------------------------------------------------------------------------------
Barclays Capital High Yield Index (2% Constrained) ("BC High Yield")
(reflects no deduction for fees, expenses, or taxes)                              58.76%  6.50%    6.87%
---------------------------------------------------------------------------------------------------------
Composite Benchmark
(equal weighted blend of EMBI Global, GBI-EM and BC High Yield)                   33.73%  7.61%      N/A
---------------------------------------------------------------------------------------------------------

* After-tax Returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have higher expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**Inception date for Advisor Class shares: 1/28/08. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PORTFOLIO MANAGER
The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

EMPLOYEE             LENGTH OF SERVICE    TITLE
----------------------------------------------------------------------------------
Paul J. DeNoon       Since August 2002    Senior Vice President of the Adviser

Gershon Distenfeld   Since February 2008  Vice President of the Adviser

Douglas J. Peebles   Since August 2002    Executive Vice President of the Adviser

Matthew S. Sheridan  Since October 2005   Vice President of the Adviser

ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 24 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES

     .   PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS*

                                                                      INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth            $2,500                  $50
IRAs (Class B shares are not currently offered to new shareholders)
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         No minimum                $50
                                                                                 If initial minimum investment is
                                                                                   less than $2,500, then $200
                                                                                  monthly until account balance
                                                                                          reaches $2,500
------------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or           None                   None
through other limited arrangements)
------------------------------------------------------------------------------------------------------------------

*Note: The Funds may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

     .   TAX INFORMATION

Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS
--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

DERIVATIVES
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).

The Funds' investments in derivatives may include, but are not limited to, the following:

.. FORWARD CONTRACTS--A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies as described below under "Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. OPTIONS--An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities

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   to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions."

 - Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. A Fund may write "covered" options, which means writing an option for securities the Fund owns, and uncovered options.

 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. SWAP TRANSACTIONS--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The Funds' investments in swap transactions include the following:

 - Interest Rate Swaps, Swaptions, Caps and Floors. Interest rate swaps involve the exchange by a Fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually is entitled to receive.

   An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   There is no limit on the amount of interest rate transactions that may be entered into by a Fund. The value of these transactions will fluctuate based on changes in interest rates.

   Interest rate swap, swaptions, cap and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date.

 - Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If the reference obligation is a defaulted security, physical delivery of the security will cause a Fund to hold a defaulted security. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

..  OTHER DERIVATIVES AND STRATEGIES--

 - Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to the London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

 - Structured Instruments. As part of its investment program and to maintain greater flexibility, each Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk.

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

The Funds may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission ("Commission") guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INFLATION-PROTECTED SECURITIES
Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected security can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of inflation-protected securities can fluctuate based on fluctuations in expectations of inflations. Interest payments on inflation-protected securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

INVESTMENT IN OTHER INVESTMENT COMPANIES
The Funds (except for AllianceBernstein Short Duration Portfolio) may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

LOAN PARTICIPATIONS
The Funds may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
Each Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. Government or one of its sponsored entities or may be issued by private organizations.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments

(including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Each Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.

OTHER ASSET-BACKED SECURITIES
The Funds may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND OTHER BORROWINGS
A Fund may enter into reverse purchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leverage risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Funds (except for AllianceBernstein Short Duration Portfolio) may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both

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the remaining maturity of the obligation, its creditworthiness and its yield.
Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or that pays a coupon that is high in relative and/or absolute terms, or that is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED SECURITIES AND BASKET SECURITIES
The Funds may invest in various types of structured securities and basket securities. Structured securities are securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Funds' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of particular debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or high yield bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow from the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities.

Basket securities in which a Fund may invest may consist of entities organized and operated for the purpose of holding a basket of other securities. Baskets involving debt obligations may be designed to represent the characteristics of some portion of the debt securities market or the entire debt market.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS
Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES
Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

FOREIGN (NON-U.S.) SECURITIES
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

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Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

FOREIGN (NON-U.S.) CURRENCIES
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange risks may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

BORROWING AND LEVERAGE
The Funds may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33- 1/3% of a Fund's assets. Borrowings by a Fund result in leveraging of the Fund's shares. The Funds may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Fund uses cash made available during the term of these transactions to make investments in other fixed-income securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the NAV of a Fund's shares and the relatively greater effect on the NAV of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing its NAV.

INVESTMENT IN BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES
Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

UNRATED SECURITIES
A Fund may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.

SOVEREIGN DEBT OBLIGATIONS
No established secondary markets may exist for many sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations they hold. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

FUTURE DEVELOPMENTS
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
A Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. ALLIANCEBERNSTEIN INTERMEDIATE BOND, ALLIANCEBERNSTEIN DIVERSIFIED YIELD, ALLIANCEBERNSTEIN GLOBAL BOND and ALLIANCEBERNSTEIN HIGH INCOME offer four classes of shares and ALLIANCEBERNSTEIN SHORT DURATION offers three classes of shares through this Prospectus. Retirement shares of ALLIANCEBERNSTEIN INTERMEDIATE BOND, ALLIANCEBERNSTEIN DIVERSIFIED YIELD, ALLIANCEBERNSTEIN GLOBAL BOND and ALLIANCEBERNSTEIN HIGH INCOME are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:     $2,500
--Subsequent:  $   50

*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares        None
--Class B shares  $  100,000
--Class C shares  $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

A Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION
A Fund is required by law to obtain, verify, and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in Summary Information section above.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES Each Fund has adopted a plan under Securities and Exchange Commission ("Commission") Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:

                                  DISTRIBUTION AND/OR SERVICE
                                    (RULE 12B-1) FEE (AS A
                                    PERCENTAGE OF AGGREGATE
                                   AVERAGE DAILY NET ASSETS)
                   ------------------------------------------
                   Class A                    .30%
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares (except for ALLIANCEBERNSTEIN DIVERSIFIED YIELD Class B shares, which convert to Class A shares after eight years). Because higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUNDS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within three years (four years in the case of ALLIANCEBERNSTEIN DIVERSIFIED YIELD) of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

ALLIANCEBERNSTEIN DIVERSIFIED YIELD:

                          YEAR SINCE PURCHASE   CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

ALL OTHER FUNDS:

                          YEAR SINCE PURCHASE    CDSC
                          ----------------------------
                          First                   3.0%
                          Second                  2.0%
                          Third                   1.0%
                          Fourth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of ALLIANCEBERNSTEIN DIVERSIFIED YIELD, which automatically convert to Class A shares eight years after the end of the month of your purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS SHARES - FEE-BASED PROGRAM ALTERNATIVE
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A FUND OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in the Funds' SAIs.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares.

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE FUNDS
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS or QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Funds offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE as described below.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAIs for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

        Here Are Some Ways To Avoid Or Minimize Charges On Redemption.

CDSC WAIVERS
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or a loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. AS OF JANUARY 31, 2009, THE AUTOMATIC INVESTMENT PROGRAM IS AVAILABLE FOR PURCHASE OF CLASS B SHARES ONLY IF A SHAREHOLDER WERE ENROLLED IN THE PROGRAM PRIOR TO JANUARY 31, 2009. Please see the Funds' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years (four years for AllianceBernstein Diversified Yield) of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C, or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC, and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these Classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI, and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUNDS, THE ADVISER, ABI, AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co. Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.
  UBS AG
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange or Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. TRANSACTION SURVEILLANCE PROCEDURES. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus.

 As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Fund's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2009, totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 35 registered investment companies managed by the Adviser, comprising 98 separate investment portfolios, currently have approximately 3.7 million accounts.

The Adviser provides investment advisory services and order placement facilities for each of the Funds. For these advisory services, each of the Funds paid the Adviser during its most recent fiscal year as a percentage of average daily net assets:

                                         FEE AS A PERCENTAGE OF
                                           AVERAGE DAILY NET    FISCAL YEAR
    FUND                                         ASSETS            ENDED
    -----------------------------------------------------------------------
    AllianceBernstein Short Duration              .45%            9/30/09
    AllianceBernstein Intermediate Bond           .23%*          10/31/09
    AllianceBernstein Global Bond                 .43%*           9/30/09
    AllianceBernstein Diversified Yield           .00%*          10/31/09
    AllianceBernstein High Income                 .36%*          10/31/09

*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Fund. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of, and investment decisions for, the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:

                                                            PRINCIPAL
                                                     OCCUPATION(S) DURING THE
 FUND AND RESPONSIBLE TEAM  EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein Short   Jon P. Denfeld; since     Vice President of the
 Duration Portfolio        May 2008; Vice President  Adviser, with which he
 U.S. Investment Grade:    of the Adviser            has been associated in a
 Liquid Markets/                                     substantially similar
 Structured Products                                 capacity to his current
 Investment Team                                     position since May 2008.
                                                     Prior thereto, he was a
                                                     Senior U.S. Portfolio
                                                     Manager for UBS Global
                                                     Asset Management from
                                                     2006 to 2007. Prior
                                                     thereto, he served as a
                                                     Portfolio Manager for
                                                     Shay Asset Management
                                                     since prior to 2005.

                           Shawn E. Keegan; since    Vice President of the
                           October 2005; Vice        Adviser, with which he
                           President of the Adviser  has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position since prior to
                                                     2005.

                           Alison M. Martier; since  Senior Vice President of
                           January 2009; Senior      the Adviser, with which
                           Vice President of the     she has been associated
                           Adviser and Director of   in a substantially
                           the Fixed Income Senior   similar capacity to her
                           Portfolio Management Team current position since
                                                     prior to 2005.

                           Douglas J. Peebles;       Executive Vice President
                           since January 2009;       of the Adviser, with
                           Executive Vice President  which he has been
                           of the Adviser, and       associated in a
                           Chief Investment Officer substantially similar and Head of Fixed Income capacity to his current position since prior to
                                                     2005.

                           Greg J. Wilensky; since   Senior Vice President of
                           January 2009; Senior      the Adviser, with which
                           Vice President of the     he has been associated
                           Adviser and Director of   in a substantially
                           Stable Value Investments  similar capacity to his
                                                     current position since
                                                     prior to 2005.

                                                            PRINCIPAL
                                                     OCCUPATION(S) DURING THE
 FUND AND RESPONSIBLE TEAM  EMPLOYEE; YEAR; TITLE      PAST FIVE (5) YEARS
 -----------------------------------------------------------------------------
 AllianceBernstein         Paul J. DeNoon; since     Senior Vice President of
 Intermediate Bond         January 2009; Senior      the Adviser, with which
 Portfolio                 Vice President of the     he has been associated
 U.S. Investment Grade     Adviser and Director of   in a substantially
 Core Fixed Income Team    Emerging Market Debt      similar capacity to his
                                                     current position since
                                                     prior to 2005.

                           Shawn E. Keegan; since    (see above)
                           October 2005; (see above)

                           Alison M. Martier; since  (see above)
                           May 2005; (see above)

                           Douglas J. Peebles;       (see above)
                           since November 2007;
                           (see above)

                           Greg J. Wilensky; since   (see above)
                           October 2005; (see above)

 AllianceBernstein Global  Paul J. DeNoon; since     (see above)
 Bond Fund                 August 2002; (see above)
 Global Fixed Income
 Investment Team           Scott DiMaggio; since     Senior Vice President of
                           August 2005; Senior Vice  the Adviser, with which
                           President of the Adviser  he has been associated
                           and Director of Canada    in a substantially
                           Fixed Income              similar capacity to his
                                                     current position since
                                                     prior to 2005.

                           Fernando Grisales; since  Vice President of the
                           January 2007; Vice        Adviser, with which he
                           President of the Adviser  has been associated in a
                                                     substantially similar
                                                     capacity since prior to
                                                     2005.

                           Michael L. Mon; since     Vice President of the
                           September 2003; Vice      Adviser, with which he
                           President of the Adviser  has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position since prior to
                                                     2005.

                           Douglas J. Peebles;       (see above)
                           since March 1992; (see
                           above)

                           Matthew S. Sheridan;      Vice President of the
                           since January 2007; Vice Adviser, with which he President of the Adviser has been associated in a substantially similar
                                                     capacity to his current
                                                     position since prior to
                                                     2005.

 AllianceBernstein         Paul J. DeNoon; since     (see above)
 Diversified Yield Fund    October 2005; (see above)
 Global Fixed Income
 Investment Team and       Joran Laird; since        Vice President of the
 Global Credit Investment  January 2009; Vice        Adviser, with which he
 Team                      President of the Adviser  has been associated in a
                                                     substantially similar
                                                     capacity to his current
                                                     position since prior to
                                                     2005.

                           Douglas J. Peebles;       (see above)
                           since January 1996; (see
                           above)

                           Matthew S. Sheridan;      (see above)
                           since April 2006; (see
                           above)

                           Greg J. Wilensky; since   (see above)
                           June 2008; (see above)

 AllianceBernstein High    Paul J. DeNoon; since     (see above)
 Income Fund               August 2002;
 Global Fixed Income Team  (see above)
 and Global Credit
 Investment Team

                           Gershon Distenfeld;       Vice President of the
                           since February 2008;      Adviser, with which he
                           Vice President of the     has been associated in a
                           Adviser                   substantially similar
                                                     capacity to his current
                                                     position since prior to
                                                     2005.

                           Douglas J. Peebles;       (see above)
                           since August 2002; (see
                           above)

                           Matthew S. Sheridan;      (see above)
                           since October 2005; (see
                           above)

Additional information about the portfolio managers may be found in the Funds' SAI.

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO
The investment teams employed by the Adviser to manage ALLIANCEBERNSTEIN HIGH INCOME FUND and ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO have substantial experience in managing discretionary accounts of institutional clients, pooled investment vehicles and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as the Funds. The Historical Accounts that are not registered investment companies are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Internal Revenue Code (the "Code") to which the Funds, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts. With respect to ALLIANCEBERNSTEIN HIGH INCOME FUND, the Historical Accounts performance information is representative solely of the performance of a pooled investment vehicle that is not offered for sale in the United States.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by the investment team that manages each Fund's assets. Performance data is shown for the period during which the investment team of the Adviser managed the Historical Accounts through December 31, 2009. The aggregate assets for the Historical

Accounts managed by the High Income investment team and the Intermediate Bond investment team as of September 30, 2009 were approximately $16.64 billion and $16.62 billion, respectively. The investment teams' Historical Accounts have a nearly identical composition of representative investment holdings and related percentage weightings. The performance data is net of all fees (including any portfolio transaction costs) charged to the Historical Accounts, calculated on a monthly basis. The highest fee payable for the Historical Accounts is 2.15% of assets for ALLIANCEBERNSTEIN HIGH INCOME FUND and 1.55% of assets for ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO, annually. Net-of-fee performance figures reflect the compounding effect of such fees.

The data has not been adjusted to reflect any fees that will be payable by the Funds, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Funds. Expenses associated with the distribution of Class A, Class B and Class C shares of the Funds in accordance with the plans adopted by the Boards of the Funds under Commission Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Income has been accrued daily and cash flows weighted daily. Composite investment performance for the Funds has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

A composite benchmark, comprised of the JPMorgan Emerging Markets Bond Index Global ("EMBI Global"), the JPMorgan Government Bond Index-Emerging Markets ("GBI-EM") and the Barclays Capital High Yield Index (2% Constrained) ("BC High Yield") on an equal weighted basis (the "High Income Composite Benchmark") is used by ALLIANCEBERNSTEIN HIGH INCOME FUND and its Historical Account, for purposes of this example, as a benchmark to measure its relative performance. EMBI Global tracks total returns for traded external debt instruments in the emerging markets, GBI-EM tracks total returns for local currency government bonds issued by emerging markets, and BC High Yield tracks the U.S. Dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

The Barclays Capital Aggregate Index ("BC Aggregate Index") is used by ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO as a benchmark to measure its relative performance and is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

To the extent the investment teams utilize investment techniques such as swaps, futures or options, the performance of the High Income Composite Benchmark and the BC Aggregate Index may not be substantially comparable to the performance of the investment teams' Historical Accounts. The High Income Composite Benchmark and the BC Aggregate Index do not reflect the deduction of any fees or expenses associated with the active management of a mutual fund.

The performance data below is provided solely to illustrate the investment teams' performance in managing the Historical Accounts as measured against a broad based market index. The performance of the Funds will be affected by the performance of the investment team managing the Funds' assets. If the investment team were to perform relatively poorly, the performance of the Funds would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of the Funds.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the Commission that will be used to calculate the Funds' performance. The use of methodology different from that used to calculate performance could result in different performance data.

SCHEDULE OF HISTORICAL PERFORMANCE - HISTORICAL ACCOUNTS*

                                                             HIGH INCOME     HIGH INCOME
                                                          HISTORICAL ACCOUNT  COMPOSITE                           BC HIGH
                                                            TOTAL RETURN**    BENCHMARK  EMBI GLOBAL*** GBI-EM YIELD INDEX***
-----------------------------------------------------------------------------------------------------------------------------
Year Ended December 31:
2009                                                             60.62%         33.73%        28.18%    16.56%      58.76%
2008                                                            -32.27%        -14.79%       -10.91%    -6.93%     -25.88%
2007                                                              5.91%          8.19%         6.28%    16.28%       2.26%
2006                                                             12.56%         10.97%         9.88%    11.96%      10.76%
2005                                                              7.99%          5.46%        10.73%     2.87%       2.76%
2004                                                             11.11%         15.36%        11.73%    23.12%      11.14%
2003                                                             36.36%         24.06%        25.66%    17.79%      28.78%
2002                                                              5.26%         13.66%        13.11%    29.11%       -.24%
2001                                                            -10.44%           N/A          1.36%      N/A        5.46%
2000                                                             -4.25%           N/A         14.41%      N/A       -5.79%
1999                                                             18.76%           N/A         24.18%      N/A        2.39%
1998                                                            -15.60%           N/A        -11.54%      N/A        1.87%
Cumulative total return for the period December 22, 1997
 (inception of Historical Account) to December 31, 2009          91.79%           N/A        199.45%***   N/A      102.64%***

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

***Net inception cumulative index returns are from December 31, 1997.

                                                           INTERMEDIATE BOND   BC U.S.
                                                          HISTORICAL ACCOUNTS AGGREGATE
                                                            TOTAL RETURN**      INDEX
---------------------------------------------------------------------------------------
Year Ended December 31:
2009                                                             18.78%          5.93%
2008                                                             -5.41%          5.24%
2007                                                              5.60%          6.97%
2006                                                              5.26%          4.33%
2005                                                              3.22%          2.43%
2004                                                              5.48%          4.34%
2003                                                              8.45%          4.10%
2002                                                              7.93%         10.26%
Cumulative total return for the period June 30, 2001
 (inception of Historical Accounts) to December 31, 2009         66.20%         59.73%

* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of presentation of this data is described in the preceding discussion.

** Net of all fees.

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2009

                                                                      SINCE
                                    1 YEAR 3 YEARS 5 YEARS 10 YEARS INCEPTION
   --------------------------------------------------------------------------
   High Income Historical Account   60.62%  4.84%   6.97%    6.71%    5.45%*
   High Income Composite Benchmark  33.73%  7.23%   7.61%     N/A      N/A
      EMBI Global                   28.18%  6.66%   8.11%   10.52%    9.53%**
      GBI-EM                        16.56%  8.05%   7.76%     N/A      N/A
      BC High Yield                 58.76%  6.36%   6.50%    6.87%    6.06%**

*  Inception date of Historical Account is December 22, 1997.

** Since inception average annual total returns are from December 31, 1997.

                                                                SINCE
                                               1 YEAR 3 YEARS INCEPTION
        ---------------------------------------------------------------
        Intermediate Bond Historical Accounts  18.78%  5.87%    6.16%*
        BC U.S. Aggregate Index                 5.93%  6.04%    5.66%*

*  Inception date of Historical Accounts is June 30, 2001.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected fund's shares or other adverse consequences to those funds. This may require those funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements to "pass through" to the Fund's shareholders for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Internal Revenue Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you will be taxed as a result of holding shares in a Fund.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BONDS are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

FIXED-INCOME SECURITIES are investments, such as bonds, that pay a fixed rate of return.

NON-U.S. COMPANY or NON-U.S. ISSUER is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

PREFERRED STOCK is a class of capital stock that pays dividends at a specified rate and that has preference over common stock, but not debt securities of the same issuer, in the payment of dividends and the liquidation of assets.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

SUPRANATIONAL ENTITIES are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

THE BOFA MERRILL LYNCH 3-MONTH T-BILL INDEX is an unmanaged index that measures returns of three-month Treasury Bills.

THE BOFA MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.

THE BARCLAYS CAPITAL U.S. AGGREGATE INDEX is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

THE BARCLAYS CAPITAL GLOBAL AGGREGATE INDEX is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Barclays Capital, including the U.S. Aggregate Index, the Pan-European Aggregate Index, the Global Treasury Index, the Asian-Pacific Aggregate Index, the Eurodollar Index and the U.S. Investment-Grade 144A Index.

THE BARCLAYS CAPITAL HIGH YIELD INDEX is an unmanaged index generally representative of corporate bonds rated below investment grade.

THE JPMORGAN EMERGING MARKETS BOND INDEX GLOBAL is a broad-based, unmanaged index which tracks total return for external currency denominated debt in emerging markets.

THE JPMORGAN GOVERNMENT BOND INDEX-EMERGING MARKETS is a definitive local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young, LLP, the independent registered public accounting firm for all Funds, except ALLIANCEBERNSTEIN SHORT DURATION, whose independent registered public accounting firm is PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                   INCOME FROM INVESTMENT OPERATIONS      LESS: DIVIDENDS AND DISTRIBUTIONS
                               --------------------------------------     --------------------------------
                                                            NET INCREASE
                     NET ASSET                NET REALIZED   (DECREASE)   DIVIDENDS      DISTRIBUTIONS
                      VALUE,      NET        AND UNREALIZED IN NET ASSET   FROM NET         FROM NET
FISCAL YEAR OR       BEGINNING INVESTMENT    GAIN (LOSS) ON  VALUE FROM   INVESTMENT     REALIZED GAIN
PERIOD               OF PERIOD INCOME (A)     INVESTMENTS    OPERATIONS     INCOME       ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------
SHORT DURATION
CLASS A
Year Ended 9/30/09    $11.46      $.31           $  .21        $  .52       $(.33)           $0.00
Year Ended 9/30/08     12.24       .43             (.77)         (.34)       (.44)            0.00
Year Ended 9/30/07     12.31       .51             (.05)          .46        (.53)            0.00
Year Ended 9/30/06     12.39       .45             (.06)          .39        (.47)            0.00
Year Ended 9/30/05     12.67       .33             (.24)          .09        (.36)            (.01)

CLASS B
Year Ended 9/30/09    $11.45      $.23           $  .20        $  .43       $(.24)           $0.00
Year Ended 9/30/08     12.24       .34             (.77)         (.43)       (.36)            0.00
Year Ended 9/30/07     12.31       .43             (.06)          .37        (.44)            0.00
Year Ended 9/30/06     12.39       .36             (.05)          .31        (.39)            0.00
Year Ended 9/30/05     12.67       .24             (.24)          .00        (.27)            (.01)

CLASS C
Year Ended 9/30/09    $11.45      $.24           $  .20        $  .44       $(.25)           $0.00
Year Ended 9/30/08     12.23       .34             (.76)         (.42)       (.36)            0.00
Year Ended 9/30/07     12.30       .43             (.06)          .37        (.44)            0.00
Year Ended 9/30/06     12.38       .36             (.05)          .31        (.39)            0.00
Year Ended 9/30/05     12.66       .24             (.24)          .00        (.27)            (.01)

INTERMEDIATE BOND
CLASS A
Year Ended 10/31/09   $ 8.77      $.44(e)        $ 1.53        $ 1.97       $(.46)           $0.00
Year Ended 10/31/08    10.24       .50(e)         (1.49)         (.99)(h)    (.48)            0.00
Year Ended 10/31/07    10.18       .42(e)           .06           .48        (.42)            0.00
Year Ended 10/31/06    10.15       .41(e)           .04           .45        (.42)            0.00
Year Ended 10/31/05    10.43       .37(e)          (.28)          .09        (.37)            0.00

CLASS B
Year Ended 10/31/09   $ 8.77      $.38(e)        $ 1.52        $ 1.90       $(.39)           $0.00
Year Ended 10/31/08    10.23       .42(e)         (1.47)        (1.05)(h)    (.41)            0.00
Year Ended 10/31/07    10.18       .35(e)(i)        .05           .40        (.35)            0.00
Year Ended 10/31/06    10.15       .38(e)(i)        .04           .42        (.39)            0.00
Year Ended 10/31/05    10.42       .29(e)          (.25)          .04        (.31)            0.00

CLASS C
Year Ended 10/31/09   $ 8.75      $.38(e)        $ 1.52        $ 1.90       $(.39)           $0.00
Year Ended 10/31/08    10.22       .43(e)         (1.49)        (1.06)(h)    (.41)            0.00
Year Ended 10/31/07    10.16       .35(e)           .06           .41        (.35)            0.00
Year Ended 10/31/06    10.13       .34(e)           .04           .38        (.35)            0.00
Year Ended 10/31/05    10.40       .29(e)          (.26)          .03        (.30)            0.00

ADVISOR CLASS
Year Ended 10/31/09   $ 8.78      $.47(e)        $ 1.51        $ 1.98       $(.48)           $0.00
Year Ended 10/31/08    10.24       .50(e)         (1.45)         (.95)(h)    (.51)            0.00
Year Ended 10/31/07    10.18       .45(e)           .06           .51        (.45)            0.00
Year Ended 10/31/06    10.15       .44(e)           .04           .48        (.45)            0.00
Year Ended 10/31/05    10.43       .39(e)          (.26)          .13        (.41)            0.00
-----------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 58.

          LESS DISTRIBUTIONS                            RATIOS/SUPPLEMENTAL DATA
----------------------------------     ---------------------------------------------------------
                            TOTAL                                     RATIO OF NET
                          INVESTMENT                    RATIO OF       INVESTMENT
 TOTAL DIVI-  NET ASSET  RETURN BASED    NET ASSETS,    EXPENSES         INCOME         PORTFOLIO
  DENDS AND   VALUE, END ON NET ASSET   END OF PERIOD  TO AVERAGE      TO AVERAGE       TURNOVER
DISTRIBUTIONS OF PERIOD   VALUE (B)    (000'S OMITTED) NET ASSETS      NET ASSETS         RATE
-------------------------------------------------------------------------------------------------
    $(.33)      $11.65        4.61%       $ 53,643         .99%           2.72%            176%
     (.44)       11.46       (2.83)(c)      33,197         .96            3.60             116
     (.53)       12.24        3.80          40,444         .98            4.21             127
     (.47)       12.31        3.23          37,595        1.03(d)         3.63(d)          157
     (.37)       12.39         .77          42,602        1.02            2.61             220

    $(.24)      $11.64        3.86%       $  8,913        1.72%           2.02%            176%
     (.36)       11.45       (3.59)(c)       9,125        1.66            2.91             116
     (.44)       12.24        3.09          10,791        1.68            3.48             127
     (.39)       12.31        2.55          16,899        1.73(d)         2.91(d)          157
     (.28)       12.39         .05          27,964        1.72            1.90             220

    $(.25)      $11.64        3.88%       $ 25,193        1.70%           2.04%            176%
     (.36)       11.45       (3.52)(c)      16,176        1.66            2.89             116
     (.44)       12.23        3.09          14,772        1.69            3.49             127
     (.39)       12.30        2.54          18,923        1.74(d)         2.93(d)          157
     (.28)       12.38         .05          24,096        1.72            1.90             220

    $(.46)      $10.28       23.01%(c)    $419,319         .89%(f)(g)     4.71%(e)          95%
     (.48)        8.77      (10.15)(c)     360,606         .85(g)         4.68(e)          184
     (.42)       10.24        4.79(c)       41,696         .98(g)         4.13(e)          173
     (.42)       10.18        4.51          44,409         .98(d)(g)      4.08(d)(e)       446
     (.37)       10.15         .90          52,430         .98(g)         3.53(e)          935

    $(.39)      $10.28       22.17%(c)    $ 21,830        1.58%(f)(g)     4.07%(e)          95%
     (.41)        8.77      (10.69)(c)      31,207        1.55(g)         3.95(e)          184
     (.35)       10.23        3.96(c)       20,157        1.66(g)         3.46(e)(i)       173
     (.39)       10.18        4.20          30,154        1.33(d)(g)      3.75(d)(e)(i)    446
     (.31)       10.15         .30          44,944        1.68(g)         2.82(e)          935

    $(.39)      $10.26       22.22%(c)    $ 61,635        1.59%(f)(g)     4.02%(e)          95%
     (.41)        8.75      (10.80)(c)      51,708        1.55(g)         3.99(e)          184
     (.35)       10.22        4.07(c)        9,404        1.68(g)         3.45(e)          173
     (.35)       10.16        3.80           9,874        1.68(d)(g)      3.40(d)(e)       446
     (.30)       10.13         .30          15,689        1.68(g)         2.84(e)          935

    $(.48)      $10.28       23.23%(c)    $ 62,369         .60%(f)(g)     4.95%(e)          95%
     (.51)        8.78       (9.78)(c)      33,139         .55(g)         4.98(e)          184
     (.45)       10.24        5.11(c)       32,375         .68(g)         4.44(e)          173
     (.45)       10.18        4.83          29,966         .68(d)(g)      4.38(d)(e)       446
     (.41)       10.15        1.20          29,576         .68(g)         3.72(e)          935
-------------------------------------------------------------------------------------------------

                                  INCOME FROM INVESTMENT OPERATIONS    LESS: DIVIDENDS AND DISTRIBUTIONS
                               -----------------------------------     --------------------------------
                                                         NET INCREASE
                     NET ASSET             NET REALIZED   (DECREASE)   DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,      NET     AND UNREALIZED IN NET ASSET   FROM NET  RETURN     FROM NET
FISCAL YEAR OR       BEGINNING INVESTMENT GAIN (LOSS) ON  VALUE FROM   INVESTMENT   OF    REALIZED GAIN
PERIOD               OF PERIOD INCOME (A)  INVESTMENTS    OPERATIONS     INCOME   CAPITAL ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
GLOBAL BOND
CLASS A
Year Ended 9/30/09     $7.39      $.40(e)     $  .60        $ 1.00       $(.40)    $(.00)     $ (.12)
Year Ended 9/30/08      8.07       .42(e)       (.70)         (.28)       (.40)     (.00)       0.00
Year Ended 9/30/07      7.54       .40           .52           .92        (.39)     (.00)       0.00
Year Ended 9/30/06      7.69       .44          (.15)          .29        (.44)     (.00)       0.00
Year Ended 9/30/05      7.35       .50           .34           .84        (.50)     (.00)       0.00

CLASS B
Year Ended 9/30/09     $7.39      $.35(e)     $  .61        $  .96       $(.35)    $(.00)     $ (.12)
Year Ended 9/30/08      8.07       .36(e)       (.70)         (.34)       (.34)     (.00)       0.00
Year Ended 9/30/07      7.54       .34           .52           .86        (.33)     (.00)       0.00
Year Ended 9/30/06      7.68       .38          (.14)          .24        (.38)     (.00)       0.00
Year Ended 9/30/05      7.35       .44           .33           .77        (.44)     (.00)       0.00

CLASS C
Year Ended 9/30/09     $7.41      $.35(e)     $  .61        $  .96       $(.35)    $(.00)     $ (.12)
Year Ended 9/30/08      8.09       .36(e)       (.70)         (.34)       (.34)     (.00)       0.00
Year Ended 9/30/07      7.56       .34           .52           .86        (.33)     (.00)       0.00
Year Ended 9/30/06      7.71       .38          (.15)          .23        (.38)     (.00)       0.00
Year Ended 9/30/05      7.38       .44           .34           .78        (.45)     (.00)       0.00

ADVISOR CLASS
Year Ended 9/30/09     $7.38      $.41(e)     $  .62        $ 1.03       $(.42)    $(.00)     $ (.12)
11/5/07(j) to
 9/30/08                8.14       .41(e)       (.78)         (.37)       (.39)     (.00)       0.00

DIVERSIFIED YIELD
CLASS A
Year Ended 10/31/09    $7.39      $.32(e)     $  .71        $ 1.03       $(.28)    $(.04)     $ 0.00
Year Ended 10/31/08     9.02       .36(e)      (1.63)        (1.27)(h)    (.36)     (.00)       0.00
Year Ended 10/31/07     8.62       .34           .40           .74        (.34)     (.00)       0.00
Year Ended 10/31/06     8.70       .34           .14           .48        (.34)     (.00)      (.22 )
Year Ended 10/31/05     8.63       .39           .09           .48        (.41)     (.00)       0.00

CLASS B
Year Ended 10/31/09    $7.40      $.26(e)     $  .72        $  .98       $(.23)    $(.04)     $ 0.00
Year Ended 10/31/08     9.03       .30(e)      (1.64)        (1.34)(h)    (.29)     (.00)       0.00
Year Ended 10/31/07     8.63       .26           .41           .67        (.27)     (.00)       0.00
Year Ended 10/31/06     8.70       .28           .14           .42        (.27)     (.00)       (.22)
Year Ended 10/31/05     8.63       .32           .10           .42        (.35)     (.00)       0.00

CLASS C
Year Ended 10/31/09    $7.40      $.26(e)     $  .71        $  .97       $(.23)    $(.04)     $ 0.00
Year Ended 10/31/08     9.02       .29(e)      (1.61)        (1.32)(h)    (.30)     (.00)       0.00
Year Ended 10/31/07     8.63       .27           .39           .66        (.27)     (.00)       0.00
Year Ended 10/31/06     8.71       .28           .14           .42        (.28)     (.00)       (.22)
Year Ended 10/31/05     8.64       .33           .09           .42        (.35)     (.00)       0.00

ADVISOR CLASS
Year Ended 10/31/09    $7.39      $.32(e)     $  .72        $ 1.04       $(.30)    $(.04)     $ 0.00
Year Ended 10/31/08     9.02       .38(e)      (1.63)        (1.25)(h)    (.38)     (.00)       0.00
Year Ended 10/31/07     8.62       .37           .39           .76        (.36)     (.00)       0.00
Year Ended 10/31/06     8.70       .36           .14           .50        (.36)     (.00)       (.22)
Year Ended 10/31/05     8.63       .47           .04           .51        (.44)     (.00)       0.00
--------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 58.

          LESS DISTRIBUTIONS                           RATIOS/SUPPLEMENTAL DATA
----------------------------------     --------------------------------------------------------
                            TOTAL                                       RATIO OF NET
                          INVESTMENT                     RATIO OF        INVESTMENT
 TOTAL DIVI-  NET ASSET  RETURN BASED    NET ASSETS,     EXPENSES          INCOME      PORTFOLIO
  DENDS AND   VALUE, END ON NET ASSET   END OF PERIOD   TO AVERAGE       TO AVERAGE    TURNOVER
DISTRIBUTIONS OF PERIOD   VALUE (B)    (000'S OMITTED)  NET ASSETS       NET ASSETS      RATE
------------------------------------------------------------------------------------------------
    $(.52)      $7.87        14.65%      $1,367,036        .93(f)(g)%       5.65%(e)       91%
     (.40)       7.39        (3.75)       1,425,649       1.04(f)(g)        5.19(e)       140
     (.39)       8.07        12.47        1,071,398       1.80(f)           5.09          170
     (.44)       7.54         3.90          935,901       1.04(d)           5.81(d)       104
     (.50)       7.69        11.83          957,697       1.05              6.78           66

    $(.47)      $7.88        14.01%      $   98,925       1.63(f)(g)%       4.95%(e)       91%
     (.34)       7.39        (4.44)         137,926       1.75(f)(g)        4.52(e)       140
     (.33)       8.07        11.65          171,078       2.53(f)           4.36          170
     (.38)       7.54         3.28          277,450       1.76(d)           5.10(d)       104
     (.44)       7.68        11.04          373,923       1.77              5.82           66

    $(.47)      $7.90        13.95%      $  526,963       1.63(f)(g)%       4.92%(e)       91%
     (.34)       7.41        (4.42)         492,541       1.75(f)(g)        4.46(e)       140
     (.33)       8.09        11.65          307,616       2.50(f)           4.37          170
     (.38)       7.56         3.15          256,047       1.74(d)           5.07(d)       104
     (.45)       7.71        10.87          251,752       1.76              5.88           66

    $(.54)      $7.87        15.10%      $  191,855        .64(f)(g)%       5.88%(e)       91%
     (.39)       7.38        (4.83)          89,152        .74(f)(g)(k)     5.37(e)(k)    140

    $(.32)      $8.10        14.45(c)%   $   46,138        .90(g)%          4.24%(e)       86%
     (.36)       7.39       (14.57)(c)       39,639        .90(g)           4.13(e)        81
     (.34)       9.02         8.60(c)        48,542       1.47              3.81          134
     (.56)       8.62         5.61           25,348       1.78(d)(f)        3.93(d)       169
     (.41)       8.70         5.67           24,250       1.54              4.65           98

    $(.27)      $8.11        13.65%(c)   $    6,226       1.60(g)%          3.66%(e)       86%
     (.29)       7.40       (15.15)(c)       13,666       1.60(g)           3.43(e)        81
     (.27)       9.03         7.77(c)        27,303       2.28              2.93          134
     (.49)       8.63         4.96           40,136       2.50(d)(f)        3.24(d)       169
     (.35)       8.70         4.92           59,513       2.25              3.94           98

    $(.27)      $8.10        13.50%(c)   $   14,376       1.60(g)%          3.53%(e)       86%
     (.30)       7.40       (15.05)(c)       11,245       1.60(g)           3.44(e)        81
     (.27)       9.02         7.69(c)        15,208       2.20              3.03          134
     (.50)       8.63         4.86           11,040       2.49(d)(f)        3.22(d)       169
     (.35)       8.71         4.93           11,492       2.25              3.94           98

    $(.34)      $8.09        14.64%(c)   $   12,255        .60(g)%          4.39%(e)       86%
     (.38)       7.39       (14.31)(c)        3,756        .60(g)           4.42(e)        81
     (.36)       9.02         8.89(c)         5,529       1.14              4.00          134
     (.58)       8.62         5.94            2,494       1.49(d)(f)        4.17(d)       169
     (.44)       8.70         6.01            1,594       1.26              4.93           98
------------------------------------------------------------------------------------------------

                                  INCOME FROM INVESTMENT OPERATIONS    LESS: DIVIDENDS AND DISTRIBUTIONS
                               -----------------------------------     --------------------------------
                                                         NET INCREASE
                     NET ASSET             NET REALIZED   (DECREASE)   DIVIDENDS    TAX   DISTRIBUTIONS
                      VALUE,      NET     AND UNREALIZED IN NET ASSET   FROM NET  RETURN     FROM NET
FISCAL YEAR OR       BEGINNING INVESTMENT GAIN (LOSS) ON  VALUE FROM   INVESTMENT   OF    REALIZED GAIN
PERIOD               OF PERIOD INCOME (A)  INVESTMENTS    OPERATIONS     INCOME   CAPITAL ON INVESTMENTS
--------------------------------------------------------------------------------------------------------
HIGH INCOME
CLASS A
Year Ended 10/31/09    $5.85      $.67(e)     $ 2.44        $ 3.11       $(.69)    $(.01)     $(.02)
Year Ended 10/31/08     9.02       .61(e)      (2.87)        (2.26)(h)    (.68)     (.00)      (.23)
Year Ended 10/31/07     8.97       .56           .41           .97        (.57)     (.00)      (.35)
Year Ended 10/31/06     8.70       .55           .43           .98        (.57)     (.00)      (.14)
Year Ended 10/31/05     8.38       .53           .34           .87        (.55)     (.00)      0.00

CLASS B
Year Ended 10/31/09    $5.90      $.62(e)     $ 2.46        $ 3.08       $(.64)    $(.01)     $(.02)
Year Ended 10/31/08     9.09       .55(e)      (2.89)        (2.34)(h)    (.62)     (.00)      (.23)
Year Ended 10/31/07     9.05       .49           .41           .90        (.51)     (.00)      (.35)
Year Ended 10/31/06     8.77       .49           .44           .93        (.51)     (.00)      (.14)
Year Ended 10/31/05     8.45       .47           .34           .81        (.49)     (.00)      0.00

CLASS C
Year Ended 10/31/09    $5.92      $.62(e)     $ 2.46        $ 3.08       $(.64)    $(.01)     $(.02)
Year Ended 10/31/08     9.11       .55(e)      (2.89)        (2.34)(h)    (.62)     (.00)      (.23)
Year Ended 10/31/07     9.07       .49           .41           .90        (.51)     (.00)      (.35)
Year Ended 10/31/06     8.79       .49           .44           .93        (.51)     (.00)      (.14)
Year Ended 10/31/05     8.47       .47           .34           .81        (.49)     (.00)      0.00

ADVISOR CLASS
Year Ended 10/31/09    $5.86      $.72(e)     $ 2.41        $ 3.13       $(.71)    $(.01)     $(.02)
1/28/08(j) to
 10/31/08               8.52       .52(e)      (2.69)        (2.17)(h)    (.49)     (.00)      0.00
--------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 58.

          LESS DISTRIBUTIONS                              RATIOS/SUPPLEMENTAL DATA
----------------------------------     --------------------------------------------------------------
                            TOTAL                                           RATIO OF NET
                          INVESTMENT                       RATIO OF          INVESTMENT
 TOTAL DIVI-  NET ASSET  RETURN BASED    NET ASSETS,       EXPENSES            INCOME        PORTFOLIO
  DENDS AND   VALUE, END ON NET ASSET   END OF PERIOD     TO AVERAGE         TO AVERAGE      TURNOVER
DISTRIBUTIONS OF PERIOD   VALUE (B)    (000'S OMITTED)    NET ASSETS         NET ASSETS        RATE
------------------------------------------------------------------------------------------------------
    $(.72)      $8.24        57.11%(c)    $780,222         .99%(f)(g)         10.13%(e)          46%
     (.91)       5.85       (27.49)(c)     450,517        1.03(d)(f)(g)        7.65(d)(e)        74
     (.92)       9.02        11.54         281,677        1.41(d)(f)           6.24(d)           67
     (.71)       8.97        11.87         235,763        1.48(e)              6.32              75
     (.55)       8.70        10.70         213,652        1.20(f)              6.14             100

    $(.67)      $8.31        55.89%(c)    $ 52,041        1.68%(f)(g)          9.46%(e)          46%
     (.85)       5.90       (28.03)(c)      54,724        1.74(d)(f)(g)        6.83(d)(e)        74
     (.86)       9.09        10.51          35,058        2.14(d)(f)           5.45(d)           67
     (.65)       9.05        11.11          45,133        2.18(f)              5.55              75
     (.49)       8.77         9.81          53,629        1.89(f)              5.39             100

    $(.67)      $8.33        55.68%(c)    $222,632        1.69%(f)(g)          9.27%(e)          46%
     (.85)       5.92       (27.95)(c)     112,508        1.75(d)(f)(g)        6.82(d)(e)        74
     (.86)       9.11        10.50          86,525        2.11(d)(f)           5.47(d)           67
     (.65)       9.07        11.10          88,046        2.17(f)              5.54              75
     (.49)       8.79         9.81          91,662        1.89(f)              5.38             100

    $(.74)      $8.25        57.57%(c)    $ 76,843         .72%(f)(g)         10.07%(e)          46%
     (.49)       5.86       (26.77)(c)       6,095         .69(d)(f)(g)(k)     8.16(d)(e)(k)     74
------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c)Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class.

                                     FOR FISCAL YEAR ENDED
----------------------------------------------------------------
ALLIANCEBERNSTEIN SHORT DURATION      September 30, 2008    .05%
ALLIANCEBERNSTEIN INTERMEDIATE BOND     October 31, 2009    .01%
                                        October 31, 2008    .21%
                                        October 31, 2007    .61%
ALLIANCEBERNSTEIN DIVERSIFIED YIELD     October 31, 2009    .57%
                                        October 31, 2008    .81%
                                        October 31, 2007   4.31%
ALLIANCEBERNSTEIN HIGH INCOME           October 31, 2009    .05%
                                        October 31, 2008    .41%

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Net of fees waived and expenses reimbursed by the Adviser.

(f)Includes interest expense. For the following Funds, the ratio of gross expenses to average net assets, excluding interest expense (and any related expenses), would have been as follows:

                                     2009   2008   2007   2006  2005
---------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE BOND
Class A                              1.07%
Class B                              1.84%
Class C                              1.78%
Advisor Class                         .76%
ALLIANCEBERNSTEIN GLOBAL BOND
Class A                               .97% 1.01%  1.05%
Class B                              1.71% 1.73%  1.77%
Class C                              1.67% 1.71%  1.75%
Advisor Class                         .65%  .74%
ALLIANCEBERNSTEIN DIVERSIFIED YIELD
Class A                                                  1.72%*
Class B                                                  2.45%*
Class C                                                  2.44%*
Advisor Class                                            1.44%*
ALLIANCEBERNSTEIN HIGH INCOME
Class A                              1.09% 1.07%* 1.14%* 1.14%  1.19%
Class B                              1.85% 1.80%* 1.87%* 1.85%  1.89%
Class C                              1.79% 1.77%* 1.85%* 1.84%  1.88%
Advisor Class                         .76%  .76%*

--------
   *The ratio includes expenses attributable to costs of proxy solicitation.

(g)Net of fees waived by the Adviser. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:

                                     2009  2008  2007   2006  2005
-------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERMEDIATE BOND
Class A                              1.11% 1.09% 1.54% 1.34%* 1.31%
Class B                              1.87% 1.83% 2.29% 2.10%* 2.02%
Class C                              1.82% 1.80% 2.27% 2.07%* 2.03%
Advisor Class                         .80%  .80% 1.25% 1.02%*  .84%
ALLIANCEBERNSTEIN GLOBAL BOND
Class A                              1.00% 1.15%
Class B                              1.73% 1.88%
Class C                              1.70% 1.86%
Advisor Class                         .69%  .88%
ALLIANCEBERNSTEIN DIVERSIFIED YIELD
Class A                              1.69% 1.65%
Class B                              2.49% 2.41%
Class C                              2.39% 2.36%
Advisor Class                        1.28% 1.33%
ALLIANCEBERNSTEIN HIGH INCOME
Class A                              1.13% 1.13%
Class B                              1.88% 1.86%
Class C                              1.83% 1.84%
Advisor Class                         .83%  .80%

--------
   *The ratio includes expenses attributable to costs of proxy solicitation.

(h)Amount includes contribution from Advisor of less than $ .005.

(i)Net of fees and expenses waived by the distributor.

(j)Commencement of distribution.

(k)Annualized.

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS
MOODY'S INVESTORS SERVICE, INC.
Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES
AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
--------------------------------------------------------------------------------

                     HYPOTHETICAL INVESTMENT ANNUAL               HYPOTHETICAL
        HYPOTHETICAL PERFORMANCE    AFTER    EXPENSE HYPOTHETICAL    ENDING
 YEAR    INVESTMENT    EARNINGS    RETURNS    RATIO    EXPENSES    INVESTMENT
 -----------------------------------------------------------------------------
 1       $10,000.00   $  478.75   $10,053.75   .99%   $  524.53    $ 9,954.22
 2         9,954.22      497.71    10,451.93   .99       103.47     10,348.46
 3        10,348.46      517.42    10,865.88   .99       107.57     10,758.31
 4        10,758.31      537.92    11,296.23   .99       111.83     11,184.40
 5        11,184.40      559.22    11,743.62   .99       116.26     11,627.36
 6        11,627.36      581.37    12,208.73   .99       120.87     12,087.86
 7        12,087.86      604.39    12,692.25   .99       125.65     12,566.60
 8        12,566.60      628.33    13,194.93   .99       130.63     13,064.30
 9        13,064.30      653.22    13,717.52   .99       135.80     13,581.72
 10       13,581.72      679.09    14,260.81   .99       141.18     14,119.63
 -----------------------------------------------------------------------------
 Total                $5,737.42                       $1,617.79

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                     HYPOTHETICAL INVESTMENT ANNUAL               HYPOTHETICAL
        HYPOTHETICAL PERFORMANCE    AFTER    EXPENSE HYPOTHETICAL    ENDING
 YEAR    INVESTMENT    EARNINGS    RETURNS    RATIO   EXPENSES*    INVESTMENT
 -----------------------------------------------------------------------------
 1       $10,000.00   $  478.75   $10,053.75   .89%   $  514.48    $ 9,964.27
 2         9,964.27      498.21    10,462.48  1.11       116.13     10,346.35
 3        10,346.35      517.32    10,863.67  1.11       120.59     10,743.08
 4        10,743.08      537.15    11,280.23  1.11       125.21     11,155.02
 5        11,155.02      557.75    11,712.77  1.11       130.01     11,582.76
 6        11,582.76      579.14    12,161.90  1.11       135.00     12,026.90
 7        12,026.90      601.35    12,628.25  1.11       140.17     12,488.08
 8        12,488.08      624.40    13,112.48  1.11       145.55     12,966.93
 9        12,966.93      648.35    13,615.28  1.11       151.13     13,464.15
 10       13,464.15      673.21    14,137.36  1.11       156.92     13,980.44
 -----------------------------------------------------------------------------
 Total                $5,715.63                       $1,735.19

ALLIANCEBERNSTEIN GLOBAL BOND FUND
--------------------------------------------------------------------------------

                     HYPOTHETICAL INVESTMENT ANNUAL               HYPOTHETICAL
        HYPOTHETICAL PERFORMANCE    AFTER    EXPENSE HYPOTHETICAL    ENDING
 YEAR    INVESTMENT    EARNINGS    RETURNS    RATIO   EXPENSES*    INVESTMENT
 -----------------------------------------------------------------------------
 1       $10,000.00   $  478.75   $10,053.75   .93%   $  518.50    $ 9,960.25
 2         9,960.25      498.01    10,458.26  1.00       104.58     10,353.68
 3        10,353.68      517.68    10,871.36  1.00       108.71     10,762.65
 4        10,762.65      538.13    11,300.78  1.00       113.01     11,187.77
 5        11,187.77      559.39    11,747.16  1.00       117.47     11,629.69
 6        11,629.69      581.48    12,211.17  1.00       122.11     12,089.06
 7        12,089.06      604.45    12,693.51  1.00       126.94     12,566.57
 8        12,566.57      628.33    13,194.90  1.00       131.95     13,062.95
 9        13,062.95      653.15    13,716.10  1.00       137.16     13,578.94
 10       13,578.94      678.95    14,257.89  1.00       142.58     14,115.31
 -----------------------------------------------------------------------------
 Total                $5,738.32                       $1,623.01

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND
--------------------------------------------------------------------------------

                     HYPOTHETICAL INVESTMENT ANNUAL               HYPOTHETICAL
        HYPOTHETICAL PERFORMANCE    AFTER    EXPENSE HYPOTHETICAL    ENDING
 YEAR    INVESTMENT    EARNINGS    RETURNS    RATIO   EXPENSES*    INVESTMENT
 -----------------------------------------------------------------------------
 1       $10,000.00   $  478.75   $10,053.75   .90%   $  515.48    $ 9,963.27
 2         9,963.27      498.16    10,461.43  1.69       176.80     10,284.63
 3        10,284.63      514.23    10,798.86  1.69       182.50     10,616.36
 4        10,616.36      530.82    11,147.18  1.69       188.39     10,958.79
 5        10,958.79      547.94    11,506.73  1.69       194.46     11,312.27
 6        11,312.27      565.61    11,877.88  1.69       200.74     11,677.14
 7        11,677.14      583.86    12,261.00  1.69       207.21     12,053.79
 8        12,053.79      602.69    12,656.48  1.69       213.89     12,442.59
 9        12,422.59      622.13    13,064.72  1.69       220.79     12,843.93
 10       12,843.93      642.20    13,486.13  1.69       227.92     13,258.21
 -----------------------------------------------------------------------------
 Total                $5,586.39                       $2,328.18

ALLIANCEBERNSTEIN HIGH INCOME FUND
--------------------------------------------------------------------------------

                     HYPOTHETICAL INVESTMENT ANNUAL               HYPOTHETICAL
        HYPOTHETICAL PERFORMANCE    AFTER    EXPENSE HYPOTHETICAL    ENDING
 YEAR    INVESTMENT    EARNINGS    RETURNS    RATIO   EXPENSES*    INVESTMENT
 -----------------------------------------------------------------------------
 1       $10,000.00   $  478.75   $10,053.75   .99%   $  524.53    $ 9,954.22
 2         9,954.22      497.71    10,451.93  1.13       118.11     10,333.82
 3        10,333.82      516.69    10,850.51  1.13       122.61     10,727.90
 4        10,727.90      536.40    11,264.30  1.13       127.29     11,137.01
 5        11,137.01      556.85    11,693.86  1.13       132.14     11,561.72
 6        11,561.72      578.09    12,139.81  1.13       137.18     12,002.63
 7        12,002.63      600.13    12,602.76  1.13       142.41     12,460.35
 8        12,460.35      623.02    13,083.37  1.13       147.84     12,935.53
 9        12,935.53      646.78    13,582.31  1.13       153.48     13,428.83
 10       13,428.83      671.44    14,100.27  1.13       159.33     13,940.94
 -----------------------------------------------------------------------------
 Total                $5,705.86                       $1,764.92

* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL/PHONE:  AllianceBernstein Investor Services, Inc.
                P.O. Box 786003
                San Antonio, TX 78278-6003

                For Information: (800) 221-5672
                For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about a Fund are available on the EDGAR
   Database on the Commission's Internet site at   http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND               SEC FILE NO.
-------------------------------
Short Duration      811-05555
Intermediate Bond   811-02383
Global Bond         811-06554
Diversified Yield   811-07391
High Income         811-08188

                                                                  PRO-0115-0110

                                    [GRAPHIC]

BLENDED STYLE FUNDS -- (A, B, AND C CLASS SHARES)
 PROSPECTUS  |  JANUARY 29, 2010

 AllianceBernstein Blended Style Funds

(Classes Offered--Exchange Ticker Symbol)
    AllianceBernstein International Portfolio
    (Class A--AIZAX; Class B--AIZBX; Class C--AIZCX)
    AllianceBernstein Tax-Managed International Portfolio
    (Class A--ABXAX; Class B--ABXBX; Class C--ABXCX)

 The AllianceBernstein Blended Style Funds are equity funds designed to provide investors with an efficiently diversified blend of the growth and value investment styles of AllianceBernstein and its Bernstein unit in single investment portfolios.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                    Page
SUMMARY INFORMATION................................................................   4
INTERNATIONAL PORTFOLIO............................................................   4
TAX-MANAGED INTERNATIONAL PORTFOLIO................................................   8
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS.............  12
  Making Investment Decisions for the Portfolios...................................  12
  Principal Investment Risks of the Portfolios.....................................  13
ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS.  15
  Additional Risk Considerations...................................................  21
INVESTING IN THE PORTFOLIOS........................................................  23
  How to Buy Shares................................................................  23
  The Different Share Class Expenses...............................................  24
  Sales Charge Reduction programs..................................................  25
  CDSC Waivers and Other Programs..................................................  26
  Special Distribution Arrangements for Group Retirement Plans.....................  27
  The "Pros" and "Cons" of Different Share Classes.................................  27
  Payments to Financial Advisors and Their Firms...................................  27
  How to Exchange Shares...........................................................  29
  How to Sell or Redeem Shares.....................................................  29
  Frequent Purchases and Redemptions of Portfolio Shares...........................  30
  How the Portfolios Value Their Shares............................................  31
MANAGEMENT OF THE PORTFOLIOS.......................................................  32
DIVIDENDS, DISTRIBUTIONS AND TAXES.................................................  36
GENERAL INFORMATION................................................................  37
GLOSSARY OF INVESTMENT TERMS.......................................................  38
FINANCIAL HIGHLIGHTS...............................................................  39

SUMMARY INFORMATION
--------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs on page 26 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 63 of the Portfolios' Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED TO CLASS C
                                                                                SHARES       NEW INVESTORS)       SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%             None             None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None             4.00%*           1.00%**
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None              None             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Management Fees                             .89%    .89%    .89%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                            .21%    .28%    .23%
  Other Expenses                            .20%    .20%    .20%
                                           -----   -----   -----
Total Other Expenses                        .41%    .48%    .43%
                                           -----   -----   -----
Total Portfolio Operating Expenses         1.60%   2.37%   2.32%
                                           =====   =====   =====
-----------------------------------------------------------------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  581  $  640  $  335
After 3 Years   $  908  $  939  $  724
After 5 Years   $1,259  $1,265  $1,240
After 10 Years  $2,244  $2,515  $2,656
---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  581  $  240  $  235
After 3 Years   $  908  $  739  $  724
After 5 Years   $1,259  $1,265  $1,240
After 10 Years  $2,244  $2,515  $2,656
---------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 91% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio's investment adviser (the "Adviser"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Adviser also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio is managed without regard to tax considerations.

The Portfolio's international growth stocks are selected using the Adviser's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Adviser's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio is managed without regard to potential tax consequences to the shareholder. It is particularly appropriate for investors, such as pension plans and IRAs, not subject to current federal income taxation.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

.. MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one and five years and over the life of the Portfolio compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
n/a     n/a     n/a     n/a     n/a     14.34   23.80   8.90   -49.11   25.69

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.98%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -24.94%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS*
(For the periods ended December 31, 2009)

                                                                                                SINCE
                                                                              1 YEAR 5 YEARS INCEPTION**
--------------------------------------------------------------------------------------------------------
Class A***  Return Before Taxes                                               20.34% -1.15%     1.74%
            --------------------------------------------------------------------------------------------
            Return After Taxes on Distributions                               20.36% -2.00%     0.99%
            --------------------------------------------------------------------------------------------
            Return After Taxes on Distributions and Sale of Portfolio Shares  13.82% -0.62%     1.81%
--------------------------------------------------------------------------------------------------------
Class B     Return Before Taxes                                               20.69% -1.00%     1.74%
--------------------------------------------------------------------------------------------------------
Class C     Return Before Taxes                                               23.83% -0.98%     1.77%
--------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                          31.78%  3.54%     5.97%
--------------------------------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception date for all Classes is 1/30/04.

***After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Adviser

Dokyoung Lee        Since 2008         Senior Vice President of the Adviser

Joshua B. Lisser    Since inception    Senior Vice President of the Adviser

Seth J. Masters     Since inception    Executive Vice President of the Adviser

Patrick J. Rudden   Since 2009         Senior Vice President of the Adviser


PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                         INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth               $2,500                  $50
IRAs (Class B shares are not currently offered to new shareholders)
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500  $200 monthly until account
                                                                                         balance reaches $2,500
------------------------------------------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc. P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

TAX INFORMATION
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

TAX-MANAGED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is to provide long-term capital growth through investments in equity securities of established foreign companies comprising the Morgan Stanley Capital International ("MSCI") EAFE Index, plus Canada.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios--Sales Charge Reduction Programs on page 26 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 63 of the Portfolios' Statement of Additional Information ("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                                                             CLASS B SHARES
                                                                                CLASS A (NOT CURRENTLY OFFERED TO CLASS C
                                                                                SHARES       NEW INVESTORS)       SHARES
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%             None             None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None             4.00%*           1.00%**
--------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None              None             None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C
-----------------------------------------------------------------
Management Fees                             .86%    .86%    .86%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%
Other Expenses:
  Transfer Agent                            .39%    .50%    .44%
  Other Expenses                            .15%    .17%    .16%
                                           -----   -----   -----
Total Other Expenses                        .54%    .67%    .60%
                                           -----   -----   -----
Total Portfolio Operating Expenses         1.70%   2.53%   2.46%
                                           =====   =====   =====
-----------------------------------------------------------------

* Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  590  $  656  $  349
After 3 Years   $  938  $  988  $  767
After 5 Years   $1,309  $1,345  $1,311
After 10 Years  $2,348  $2,662  $2,796
---------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:

                CLASS A CLASS B CLASS C
---------------------------------------
After 1 Year    $  590  $  256  $  249
After 3 Years   $  938  $  788  $  767
After 5 Years   $1,309  $1,345  $1,311
After 10 Years  $2,348  $2,662  $2,796
---------------------------------------

PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 84% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests primarily in equity securities of issuers in countries that make up the MSCI EAFE Index (Europe, Australasia and the Far East) and Canada. AllianceBernstein L.P., the Portfolio's investment adviser (the "Adviser"), diversifies the Portfolio among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser will invest in companies in at least three countries (and normally substantially more) other than the United States. The Adviser also diversifies the Portfolio's investment portfolio between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Portfolio seeks to minimize the impact of taxes on shareholders' returns.

The Portfolio's international growth stocks are selected using the Adviser's international growth investment discipline. The international growth investment team selects stocks using a process that seeks to identify companies with strong management, superior industry positions and superior earnings-growth prospects.

The Portfolio's international value stocks are selected using the fundamental international value investment discipline of the Adviser's Bernstein unit ("Bernstein"). In selecting stocks for the Portfolio, Bernstein's international value investment team looks for stocks that are attractively priced relative to their future earnings power and dividend-paying capability.

Normally, approximately 50% of the value of the Portfolio will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolio as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%-60% before rebalancing occurs. Prior to September 2, 2003, 100% of the value of the Portfolio consisted of international value stocks.

The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Portfolio will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio will generally invest a portion of their uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in less developed or emerging equity markets.

The Portfolio seeks to maximize after-tax returns to shareholders by pursuing a number of strategies that take into account the tax impact of buy and sell investment decisions on its shareholders. For example, the Adviser may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Adviser may sell securities in the Portfolio with the highest cost basis. The Adviser may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Adviser will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

PRINCIPAL RISKS:
..  The share price of the Portfolio will fluctuate and you may lose money.
   There is no guarantee that the Portfolio will achieve its investment objective.

.. FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

.. MARKET RISK: The Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

.. ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

..  FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.)
   currency exchange rates may negatively affect the value of the Portfolio's investments or reduce the returns of the Portfolio. For example, the value of the Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

..  EMERGING MARKETS SECURITIES RISK: The risks of investing in foreign
   (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

.. DERIVATIVES RISK: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that its decisions will produce the desired results.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

.. how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Portfolio's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

BAR CHART
The annual returns in the bar chart are for the Portfolio's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
n/a     n/a     n/a     n/a     n/a     14.13   24.62   7.21   -49.11   26.56

                             Calendar Year End (%)

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 21.72%, 2ND QUARTER, 2009; AND WORST QUARTER WAS DOWN -25.15%, 3RD QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS*
(For the periods ended December 31, 2009)

                                                                                                SINCE
                                                                              1 YEAR 5 YEARS INCEPTION**
--------------------------------------------------------------------------------------------------------
Class A***  Return Before Taxes                                               21.16% -1.23%     1.54%
            --------------------------------------------------------------------------------------------
            Return After Taxes on Distributions                               21.23% -2.04%     0.81%
            --------------------------------------------------------------------------------------------
            Return After Taxes on Distributions and Sale of Portfolio Shares  14.29% -0.51%     1.82%
--------------------------------------------------------------------------------------------------------
Class B     Return Before Taxes                                               21.61% -1.10%     1.55%
--------------------------------------------------------------------------------------------------------
Class C     Return Before Taxes                                               24.61% -1.09%     1.55%
--------------------------------------------------------------------------------------------------------
MSCI EAFE Index
(reflects no deduction for fees, expenses, or taxes)                          31.78%  3.54%     5.97%
--------------------------------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception date for all Classes is 1/30/04.

***After-tax returns:

   -Are shown for Class A shares only and will vary for Class B and Class C shares because these Classes have different expense ratios;

   -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

   -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER:
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS:
The following table lists the persons responsible for day-to-day management of the Portfolio:

EMPLOYEE            LENGTH OF SERVICE  TITLE
-------------------------------------------------------------------------------
Thomas J. Fontaine  Since 2009         Senior Vice President of the Adviser

Dokyoung Lee        Since 2008         Senior Vice President of the Adviser

Joshua B. Lisser    Since inception    Senior Vice President of the Adviser

Seth J. Masters     Since inception    Executive Vice President of the Adviser

Patrick J. Rudden   Since 2009         Senior Vice President of the Adviser

PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS

                                                                         INITIAL               SUBSEQUENT
------------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth               $2,500                  $50
IRAs (Class B shares are not currently offered to new shareholders)
------------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                         Less than $2,500  $200 monthly until account
                                                                                         balance reaches $2,500
------------------------------------------------------------------------------------------------------------------

*Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc. P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672). Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form.

TAX INFORMATION

The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

This section contains additional information about the Portfolios' principal investment strategies and related risks, which are described on the preceding pages. This Prospectus refers to Alliance Bernstein L.P. as the "Adviser," "AllianceBernstein" or "we" and shareholders of the Portfolios as "you."

The International Portfolio was formerly known as the International Value Portfolio II, and the Tax-Managed International Portfolio was formerly known as the Tax-Managed International Value Portfolio.

MAKING INVESTMENT DECISIONS FOR THE PORTFOLIOS
To solve the complex problems of bond and stock valuation, we devote considerable resources to research. Our business is investment research and management, and we have developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, we strive to apply our valuation tools in a consistent and disciplined fashion. Each Portfolio uses a blended-style, growth- and value-oriented framework. Investment decision-making is disciplined, centralized and highly systematic.

The research analyses supporting buy and sell decisions are fundamental and bottom-up, based largely on specific company and industry findings rather than on broad economic forecasts. In managing each of the International Portfolio and the Tax-Managed International Portfolio (the "International Portfolios"), we diversify the investment portfolios between growth and value equity investment styles. We select international growth and international value equity securities by drawing from our fundamental growth and value investment disciplines to produce blended portfolios. Investment decision-making for these Portfolios is systematic and centralized, pursued by an investment policy group working in concert with, and guided by, the findings of our international growth and value research teams.

The International Portfolios' international growth stocks are selected using AllianceBernstein's research-driven international growth investment discipline. In selecting stocks, the international growth investment team seeks to identify companies with superior earnings growth prospects. This discipline relies heavily upon the fundamental analysis and research of our large international growth research staff, which follows over 500 non-U.S. companies. As one of the largest multinational investment firms, we have access to considerable information concerning these companies, including an in-depth understanding of their products, services, markets and competition, as well as a good knowledge of the management of most of the companies.

Our international growth analysts prepare their own earnings estimates and financial models for each company followed. Research emphasis is placed on identifying companies whose strong management and superior industry positions can contribute to substantially above-average future earnings growth. The international growth investment team constructs a portfolio of equity securities of a limited number of carefully selected, high-quality companies that are judged likely to achieve superior earnings growth.

The International Portfolio's and the Tax-Managed International Portfolio's international value stocks are selected using Bernstein's research-driven investment discipline. This discipline relies heavily upon the fundamental analysis and research of Bernstein's large international value research staff, which follows approximately 2000 companies. In selecting stocks, the Bernstein international value investment team invests in underpriced stocks--those with low price/earnings ratios, low price/book-value ratios and high dividend yields.

Our international value analysts identify and quantify the critical variables that influence a business's performance, analyze the results in order to forecast each company's long-term prospects and meet regularly with company management, suppliers, clients and competitors. As a result, analysts have an in-depth understanding of the products, services, markets and competition of these companies and a good knowledge of the management of most companies in the research universe.

Each of the Portfolios also may:

..  enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE AGREEMENTS;

..  invest up to 15% of its net assets in ILLIQUID SECURITIES; and

..  MAKE LOANS OF PORTFOLIO SECURITIES up to 33 1/3% of its total assets
   (including collateral for any security loaned).

PORTFOLIO TURNOVER: The portfolio turnover rate for each Portfolio is included in the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading will increase a Portfolio's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover increases transaction costs, which must be borne by a Portfolio and its shareholders.

TEMPORARY DEFENSIVE POSITIONS: Under exceptional conditions abroad or when we believe that economic or market conditions warrant, any of the Portfolios may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.

CHANGING THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS; WHEN SHAREHOLDER APPROVAL IS REQUIRED: A fundamental investment objective or policy cannot be changed without shareholder approval. Except as noted, all investment objectives and policies of the Portfolios are not fundamental and thus may be changed without shareholder approval. Shareholders will receive at least 60 days' prior written notice before any change to the investment objectives of any Portfolio is implemented.

INVESTMENT POLICIES AND LIMITATIONS APPLY AT TIME OF PURCHASE ONLY: Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.

RECENT MARKET EVENTS: U.S. and international markets are experiencing a period of extreme volatility which has negatively impacted market liquidity conditions. The fixed-income markets have experienced and are continuing to experience liquidity issues, increased price volatility, credit downgrades, increased likelihood of default and valuation difficulties. Domestic and international equity markets have also been experiencing heightened volatility and turmoil. The U.S. Government has taken numerous steps to alleviate these market concerns. However, there is no assurance that such actions will be successful. These events and the continuing market upheavals may continue to adversely affect the Portfolios.

PRINCIPAL INVESTMENT RISKS OF THE PORTFOLIOS
FOREIGN (NON-U.S.) SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to economic, political and social instability, which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission ("SEC") or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

MARKET RISK: Each Portfolio is subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. Furthermore, since the composition of each Portfolio will differ from that of market indices, its performance generally will not mirror the returns provided by a specific market index. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult.

ALLOCATION RISK: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if a Portfolio had owned only the equity style that performed better during that period. This risk must be considered relative to the likelihood that an investor could accurately predict which style will outperform in any given period. Also, as each Portfolio will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

FOREIGN CURRENCY RISK: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of a Portfolio's investments or reduce the returns of a Portfolio. For example, the value of a Portfolio's investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets generally are not as regulated as securities markets. A Portfolio may also take foreign currency positions for non-hedging purposes either directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options, as described above. Both types of investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio's NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.

It is possible that foreign governments will impose currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment. Certain countries in which a Portfolio may invest are members of the European Union ("EU") and have adopted the Euro as their sole currency. A monetary and economic union on this scale has not been attempted before and there is uncertainty whether participating countries will remain committed to the EU.

Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio's total return could be adversely affected as a result.

OTHER FOREIGN INVESTMENT RISKS INCLUDE:

..  the availability of less public information on issuers of securities

..  less governmental supervision of brokers and issuers of securities

..  lack of uniform accounting, auditing and financial-reporting standards

.. settlement practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

.. the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

..  the imposition of foreign taxes

..  high inflation and rapid fluctuations in inflation rates

..  less developed legal structures governing private or foreign investment

HIGHER COSTS ASSOCIATED WITH FOREIGN INVESTING: Investments in foreign securities will also result in generally higher expenses due to:

..  the costs of currency exchange

..  higher brokerage commissions in certain foreign markets

..  the expense of maintaining securities with foreign custodians

EMERGING MARKETS SECURITIES RISK: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio's assets. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to SEC or U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests.

DERIVATIVES RISK: Each Portfolio may use derivatives as direct investments to earn income, enhance yield, and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives, such as reverse repurchase agreements, may result in leverage, which can make a Portfolio more volatile and can compound other risks.

MANAGEMENT RISK: Each Portfolio is subject to management risk because it is an actively managed investment portfolio. AllianceBernstein will apply its investment techniques and risk analyses in making investment decisions for a Portfolio, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or AllianceBernstein may determine not to use them, possibly even under market conditions where their use could benefit a Portfolio.

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED
RISKS
--------------------------------------------------------------------------------

In addition to the principal investments previously described, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Portfolio's investment practices and additional information about each Portfolio's risks and investments can be found in the Portfolios' SAI.

ADDITIONAL INVESTMENTS, STRATEGIES AND PRACTICES PERMITTED; DETAILS IN EACH PORTFOLIO'S SAI: Each Portfolio may invest in other securities, use other strategies and engage in other investment practices. Detailed information about these securities, strategies and practices is contained in each Portfolio's SAI, which is available upon request at no cost (see back cover of this Prospectus).

ILLIQUID SECURITIES
Each Portfolio will limit its investments in illiquid securities to 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities for which there is no readily available market (e.g., when market makers do not exist or will not entertain bids or offers),
(ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. AllianceBernstein will monitor the liquidity of each Portfolio's Rule 144A portfolio securities. A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

PREFERRED STOCK
Each Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

FOREIGN CURRENCY TRANSACTIONS
Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of these Portfolios to purchase additional securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
Each Portfolio may also enter into contracts involving the right or obligation to deliver or receive assets or money depending on the performance of one or more assets or an economic index. These include futures contracts with respect to bonds, Eurodeposits, securities indexes, currencies, options or other derivatives or financial instruments.

Futures contracts can be highly volatile and could reduce a Portfolio's total return. Attempts by the Adviser to use futures for hedging or other purposes may not be successful. Each Portfolio's potential losses from the use of futures extend beyond its initial investment in such contracts and are potentially unlimited. Also, losses from futures could be significant if a Portfolio is unable to close out its position due to disruptions in the market or lack of liquidity.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Each Portfolio may purchase or sell options on futures contracts for hedging or other purposes. The Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

DERIVATIVES
Each Portfolio may use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to otherwise inaccessible markets or to manage the effective maturity or duration of fixed-income securities. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Portfolio shareholders. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in AllianceBernstein's judgment, this represents the most effective response to current or anticipated market conditions. AllianceBernstein's use of derivatives is subject to continuous risk-assessment and ranked from the standpoint of each Portfolio's investment objective and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards and swaps--from which virtually any type of derivative transaction can be created.

.. OPTIONS--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). Likewise, when an option is exercised, the writer of the option is obliged to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index). For more information see "Options" below.

.. FUTURES--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specified price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

.. FORWARDS--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment.

.. SWAPS--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream but is not exchangeable. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting as principals and as agents utilizing standard swap documentation. As a result, the swap market has become well established and relatively liquid. The Portfolios will enter into swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio. For more information see "Interest Rate Transactions (Swaps, Caps and Floors)" and "Currency Swaps" below.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities" or "hybrid" investments. Examples of these securities are described below under "Structured Instruments."

While the judicious use of derivatives by highly experienced investment managers, such as AllianceBernstein, can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Portfolio.

.. MARKET RISK--This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Portfolio's interest.

.. MANAGEMENT RISK--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the

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 maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an investment portfolio, and the ability to forecast price and interest rate movements correctly.

.. CREDIT RISK--This is the risk that a loss may be sustained by a Portfolio as a result of the failure of the counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

.. LIQUIDITY RISK--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, as is the case with many privately negotiated derivatives, it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

.. LEVERAGE RISK--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

.. OTHER RISKS--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counter-productive to, furthering the Portfolio's investment objective.

CREDIT DEFAULT SWAP AGREEMENTS
The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the seller typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) less the value of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Portfolio coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the reference obligation is a defaulted security, physical delivery of the security will cause a Portfolio to hold a defaulted security. If a Portfolio is a buyer and no credit event occurs, the Portfolio may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to liquidity risk and credit risk. If a credit event were to occur, the value of the reference obligation received by the Portfolio, as the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.

A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantor's debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

OPTIONS
The Portfolios may each purchase and sell put and call options on securities, securities indexes, foreign currencies and futures contracts. The Portfolios will write only covered options or other derivatives or financial instruments.

The Portfolios may also enter into options on the yield "spread" or yield differential between two securities. In contrast to other types of options, this option is based on the difference between the yields of designated securities, currencies, futures or other instruments. In addition, the Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security.

No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

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In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. None of the Portfolios will write uncovered call or put options. A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written (or if it holds a call option with an exercise price that is greater than that of the call option it has written, if the difference is maintained by the Portfolio in liquid assets in a segregated account). A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written or if the Portfolio maintains liquid assets in a segregated account with a value equal to the exercise price.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Portfolio could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Portfolio could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

The Portfolios may purchase or write privately negotiated options on securities. A Portfolio that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein. AllianceBernstein has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Portfolio may be illiquid, and it may not be possible for the Portfolio to effect a closing transaction at an advantageous time.

A Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The International Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

STRUCTURED INSTRUMENTS
As part of its investment program and to maintain greater flexibility, each Portfolio may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)
Each Portfolio may enter into interest rate swaps and purchase and sell interest rate caps and floors. Each Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio

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


or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, as a duration management technique or to attempt to exploit mispricings in the bond market.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized rating organization and are on the Adviser's approved list of swap counterparties for that Portfolio.

Caps and floors may be less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.

CURRENCY SWAPS
The Portfolios may enter into currency swaps. The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes or to attempt to exploit mispricings in the currency market. The Portfolios may invest in currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described above under "Foreign Currency Transactions."

Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

INFLATION (CPI) SWAPS
Each Portfolio may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each inflation swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate NAV at least equal to the accrued excess will be segregated by the Portfolio. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax-exempt income, which will increase the amount of taxable distributions received by shareholders.

SYNTHETIC FOREIGN EQUITY SECURITIES
The Portfolios may invest in a form of synthetic foreign equity securities, which may be referred to as international warrants, local access products, participation notes, or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Portfolios will normally invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. Dollars). The cash payment is calculated according to a predetermined formula. The Portfolios may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events,

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such as difficulties relating to the exchange of a local currency into U.S.
Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

The Portfolios will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

FOREIGN (NON-U.S.) SECURITIES
The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

REAL ESTATE INVESTMENT TRUSTS
The Portfolios may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

FORWARD COMMITMENTS
Each Portfolio may purchase or sell securities on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments are negotiated, the price, which is generally expressed in yield terms with respect to fixed-income securities, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond this time may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

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



The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

A Portfolio's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Portfolios enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. The Portfolios must segregate liquid assets in an amount at least equal to their purchase commitments, and must segregate securities sold on a delayed delivery basis.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
Each Portfolio may enter into repurchase agreements in which a Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase it from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

REVERSE REPURCHASE AGREEMENTS
The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. A Portfolio may not enter into reverse repurchase agreements if its obligations thereunder would be in excess of one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

SHORT SALES
Each Portfolio may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

FUTURE DEVELOPMENTS
A Portfolio may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

PORTFOLIO HOLDINGS
Each Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios' portfolio holdings.

ADDITIONAL RISK CONSIDERATIONS

BORROWING AND LEVERAGE
The Portfolios may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Portfolio's assets. Borrowings by a Portfolio result in leveraging of the Portfolio's shares. The Portfolios may also use leverage for investment transactions by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that a Portfolio uses cash made available during the term of these transactions to make investments in other fixed-income securities.

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Utilization of leverage, which is usually considered speculative, involves certain risks to a Portfolio's shareholders. These include a higher volatility of the net asset value of a Portfolio's shares and the relatively greater effect on the net asset value of the shares. So long as a Portfolio is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize a higher current net investment income than if the Portfolio were not leveraged. If the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on a Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced. If the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, a Portfolio's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Portfolio's current investment income were not sufficient to meet the interest expense on borrowing or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments thereby reducing the net asset value of a Portfolio's shares. A Portfolio may also reduce the degree to which it is leveraged by repaying amounts borrowed.

INVESTING IN THE PORTFOLIOS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The Portfolios offer three classes of shares through this Prospectus. Different classes of fund shares are available to certain retirement plans and offered through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Portfolio's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE PORTFOLIOS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You may purchase a Portfolio's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios' principal underwriter, AllianceBernstein Investments, Inc. ("ABI").

PURCHASE MINIMUMS AND MAXIMUMS

MINIMUMS:*

--Initial:     $2,500
--Subsequent:  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares        None
--Class B shares  $  100,000
--Class C shares  $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc. ("ABIS"), must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

RETIREMENT PLANS, TAX-DEFERRED ACCOUNTS AND EMPLOYEE BENEFIT PLANS
Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets in excess of $1,000,000;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein-sponsored group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

REQUIRED INFORMATION
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address or business address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account.

If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority ("FINRA") member firm.

A Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

GENERAL
ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS as described below.

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Portfolio's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Portfolio's fee table included in Summary Information section above

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES
Each Portfolio has adopted plans under SEC Rule 12b-1 that allows the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Portfolio's shares is up to:

                               DISTRIBUTION AND/OR SERVICE
                                 (RULE 12B-1) FEE (AS A
                                 PERCENTAGE OF AGGREGATE
                                AVERAGE DAILY NET ASSETS)
                      ------------------------------------
                      Class A             0.30%
                      Class B             1.00%
                      Class C             1.00%

Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

CLASS A SHARES - INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

CLASS B SHARES - DEFERRED SALES CHARGE ALTERNATIVE
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE PORTFOLIOS TO NEW INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, AND (III) AS OTHERWISE DESCRIBED BELOW.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                           YEAR SINCE PURCHASE   CDSC
                           --------------------------
                           First                 4.0%
                           Second                3.0%
                           Third                 2.0%
                           Fourth                1.0%
                           Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES - ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Portfolio.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

SALES CHARGE REDUCTION PROGRAMS
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES AND DESCRIBES INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO A PORTFOLIO OR YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION PROGRAMS.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "U.S. Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on BREAKPOINTS and other sales charge waivers is available in each Portfolio's SAI.

            You Can Reduce Sales Charges When Buying Class A Shares

BREAKPOINTS OR QUANTITY DISCOUNTS OFFERED BY THE PORTFOLIOS
The Portfolios offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as BREAKPOINTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

BREAKPOINTS OR QUANTITY DISCOUNTS allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Portfolio is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY DISCOUNT, a shareholder can combine the value of the new investment in a Portfolio with the value of existing investments in the Portfolio, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of a Portfolio into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, the Portfolios offer a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Portfolio or any AllianceBernstein Mutual Fund within 13 months. The Portfolio will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. If an investor fails to invest the total amount stated in the LETTER OF INTENT, the Portfolio will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Portfolios or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and REINSTATEMENT PRIVILEGE AS DESCRIBED BELOW.

CLASS A SHARES - PURCHASES NOT SUBJECT TO SALES CHARGES
The Portfolios may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  all AllianceBernstein-sponsored group retirement plans;

..  group retirement plans;

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services.

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Portfolio's shares, and employees of the Adviser.

Please see the Portfolios' SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC WAIVERS
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Portfolio under the Portfolio's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Please see the Portfolios' SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares. The reinstatement privilege for Class B shares is not available after January 31, 2009.

SYSTEMATIC WITHDRAWAL PLAN
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Portfolio offers special distribution arrangements for group retirement plans and employee benefit plans, including employer sponsored, tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, which are different from those described in the Prospectus and the Portfolios' SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class eligibility standards as set forth in the Prospectus and the Portfolios' SAI. The Plans also may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A shares are available at NAV to all AllianceBernstein-sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1,000,000. When a non-AllianceBernstein sponsored group retirement plan terminates a Portfolio as an investment option within one year, all investments in Class A shares of that Portfolio through the plan are subject to a 1% CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

CLASS C shares are available to group retirement plans with plan level assets of less than $1,000,000 and to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

CHOOSING A CLASS OF SHARES FOR GROUP RETIREMENT PLANS
Group retirement plans with plan assets in excess of $1 million are eligible to purchase Class A shares at NAV. In addition, under certain circumstances, the 1%, 1-year CDSC may be waived. Class B shares are generally not available to group retirement plans. Class C shares are available to group retirement plans with plan level assets of less than $1,000,000.

OTHER
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to the minimum initial and subsequent investment amounts.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF PORTFOLIO SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the

Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

  Your financial advisor's firm receives compensation from the Portfolios, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Portfolios and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Portfolios--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Portfolios are included in "Other Expenses" under "Fees and Expenses of the Portfolio--Annual Portfolio Operating Expenses" above.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE PORTFOLIOS, THE ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT THE TIME OF PURCHASE.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors
  Bank of America
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co. Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.
  UBS AG
  UBS Financial Services
  Wells Fargo Advisors
  Wells Fargo Investments

Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Portfolios may modify, restrict or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Portfolio receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER OR OTHER FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Portfolio by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE PORTFOLIO
BY MAIL:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th Floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Portfolio nor the Adviser, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Portfolio account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
Each Portfolio's Board of Directors (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Because the Portfolios may invest significantly in foreign securities, they may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund that does not invest primarily in foreign securities. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios will seek to prevent patterns of excessive purchases and sales of Portfolio shares to the extent they are detected by the procedures described below. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolios, through their agents,
   ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. ACCOUNT BLOCKING PROCEDURES. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio.

The Portfolios value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at the close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Board has delegated responsibility for valuing a Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Each Portfolio's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2009 totaling approximately $498 billion (of which more than $74 billion represented assets of investment companies). As of September 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 98 separate investment portfolios, have approximately 3.7 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:

                                    FEE AS A PERCENTAGE OF FISCAL YEAR
         PORTFOLIO                    AVERAGE NET ASSETS      ENDED
         -------------------------------------------------------------
         International                       .89%            9/30/09
         Tax-Managed International           .86%            9/30/09

A discussion regarding the basis for the Board's approval of each Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Portfolio. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the clients of the Adviser (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:
The day-to-day management of, and investment decisions for, the INTERNATIONAL PORTFOLIO and TAX-MANAGED INTERNATIONAL PORTFOLIO are made by the Blend Strategies Team, comprised of senior Blend portfolio managers. The Blend Strategies Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Portfolios' investments.

The following table lists the persons within the Blend Strategies Team with the most significant responsibility for the day-to-day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person's principal occupation during the past five years:

                                                   PRINCIPAL OCCUPATION DURING
EMPLOYEE; LENGTH OF SERVICE; TITLE                   THE PAST FIVE (5) YEARS
--------------------------------------------------------------------------------------
Thomas J. Fontaine; since 2009; Senior       Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Head of
                                             Research and Investment Design--
                                             Defined Contribution.

Dokyoung Lee; since 2008; Senior Vice        Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Director of
                                             Research--Blend Strategies.

Joshua B. Lisser; since inception; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Chief
                                             Investment Officer--Index Strategies.

Seth J. Masters; since inception; Executive  Executive Vice President of the Adviser,
Vice President of the Adviser                with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, Chief Investment
                                             Officer--Blend Strategies and Chief
                                             Investment Officer--Defined
                                             Contribution.

Patrick J. Rudden; since 2009; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             similar capacity to his current position
                                             since prior to 2005, and Head of Blend
                                             Strategies.

The Portfolios' SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Portfolios.

PRIOR PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS
As described in this Prospectus, we diversify the investment portfolio of each of the Portfolios between the growth and value investment styles. Normally, approximately 50% of the value of each of the Portfolios will consist of value stocks and 50% will consist of growth stocks, although this allocation will vary within a range around this 50/50 target.

We have substantial experience in managing client portfolios using each of these investment disciplines. Presented in Displays 1 and 2 is historical performance information for our international growth and international value investment disciplines. These charts reflect the performance of accounts that are managed substantially similarly to the manner in which the separate international growth and international value components of each of the International Portfolio and the Tax-Managed International Portfolio are managed. Our own history of managing client portfolios using the growth and value disciplines began more than ten years ago. The Displays below set forth the details of our performance in managing portfolios using each of these styles.

Certain of the investment teams employed by the Adviser in managing the Portfolios have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same value and growth disciplines as those applicable to the portions of the Portfolios they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which each of the Portfolios, as a registered investment company, is subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.

Set forth below is performance data provided by the Adviser relating to the Historical Accounts managed by investment teams that manage the Portfolios' assets. Performance data is shown for the period during which the relevant investment team of AllianceBernstein or its Bernstein unit managed the Historical Accounts through December 31, 2009. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Portfolios, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Portfolios. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for growth accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The MSCI EAFE Index shown in Displays 1 and 2 is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Portfolios managed by that investment team relative to the index would be reduced by the Portfolios' expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Portfolios' shareholders of sales charges and income taxes.

The performance of the Portfolios will be affected both by the performance of each investment team managing a portion of the Portfolios' assets and by the Adviser's allocation of the Portfolios' portfolio between the two investment teams. If either or both of the investment teams employed by the Adviser in managing the Portfolios were to perform relatively poorly, and/or if the Adviser were to allocate more of either of the Portfolios' portfolio to a relatively poorly performing investment team, the performance of that Portfolio would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Portfolios.

Display 1 presents the historical performance for AllianceBernstein's international growth investment discipline ("Growth Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 1 DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL PORTFOLIO.

Display 1
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                                           Premium/Discount to
                    Growth Composite    MSCI EAFE Index      MSCI EAFE Index
                    ----------------    ---------------      ---------------

  One Year                33.36%           31.78%                1.58%
  Three Years             -7.69%           -6.04%               -1.64%
  Five Years               1.65%            3.54%               -1.88%
  10 Years                -0.14%            1.17%               -1.32%
  Since Inception          6.14%            5.75%                0.40%
  (12/90)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Display 2 presents the historical performance for Bernstein's international value investment discipline ("Value Composite"). THE PERFORMANCE INFORMATION SET FORTH IN DISPLAY 2 DOES NOT REPRESENT THE PERFORMANCE OF THE INTERNATIONAL PORTFOLIO OR TAX-MANAGED INTERNATIONAL PORTFOLIO.

Display 2
BERNSTEIN INTERNATIONAL VALUE COMPOSITE
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                    [CHART]

                                                           Premium/Discount to
                    Value Composite    MSCI EAFE Index      MSCI EAFE Index
                                          (GDP, HH)            (GDP, HH)
                    ----------------    ---------------      ---------------

  One Year                30.57%           28.46%                 2.12%
  Three Years            -11.82%           -7.29%                -4.53%
  Five Years               1.70%            3.91%                -2.21%
  10 Years                 4.52%            0.88%                 3.64%
  Since Inception          8.77%            7.18%                 1.60%
  (06/92)

Periods ended December 31, 2009.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Until September 2, 2003, the International Portfolio and Tax-Managed International Portfolio were managed using only the Adviser's international value discipline. Since September 2, 2003, the International Portfolio or Tax-Managed International Portfolio have been managed using both the Adviser's international growth and international value investment disciplines.

THE ABOVE PERFORMANCE DATA IN DISPLAYS 1 AND 2 ARE PROVIDED SOLELY TO ILLUSTRATE THE ADVISER'S EXPERIENCE IN MANAGING ACCOUNTS USING THE GROWTH AND VALUE INVESTMENT DISCIPLINES. INVESTORS SHOULD NOT RELY ON THIS INFORMATION AS AN INDICATION OF ACTUAL PERFORMANCE OF ANY ACCOUNT OR FUTURE PERFORMANCE OF THE PORTFOLIOS. OTHER METHODS OF COMPUTING RETURNS MAY PRODUCE DIFFERENT RESULTS, AND THE RESULTS FOR DIFFERENT PERIODS WILL VARY.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Portfolios.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Portfolios, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Portfolios, they are included in the amount appearing opposite the caption "Other Expenses" found in the Portfolio expense tables under "Fees and Expenses of the Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Portfolio's income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.

While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Portfolio, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Portfolio's non-corporate shareholders may be treated as "qualified dividend income," which is taxed at reduced rates, if such distributions are derived from, and designated by a Portfolio as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Portfolio. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Portfolio are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Portfolio will notify you as to how much of the Portfolio's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Portfolio is liable for foreign income taxes withheld at the source, the Portfolio intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Portfolio's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Portfolio will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.

This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. Each year shortly after December 31, each Portfolio will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Portfolios' SAI for information on how you will be taxed as a result of holding shares in the Portfolios.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Portfolios reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Portfolios. In order to reduce the amount of duplicative mail that is sent to homes with more than one Portfolio account and to reduce expenses of the Portfolios, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

TYPES OF SECURITIES
CONVERTIBLE SECURITIES are fixed-income securities that are convertible into common stock.

DEPOSITARY RECEIPTS include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

EQUITY SECURITIES include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

RULE 144A SECURITIES are securities that may be resold under Rule 144A of the Securities Act.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the United States Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by the Government National Mortgage Association ("GNMA" or "Ginnie Mae"). U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). On September 7, 2008, the Federal Housing Finance Agency (FHFA) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations

RATING AGENCIES AND INDEXES
FITCH is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

MSCI EAFE INDEX (EUROPE, AUSTRALASIA, FAR EAST) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MOODY'S is Moody's Investors Service, Inc.

STANDARD & POOR'S is Standard & Poor's Ratings Services.

OTHER
1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

EXCHANGE is the New York Stock Exchange.

NET ASSETS means the Portfolio's net assets plus any borrowings for investment purposes.

SECURITIES ACT is the Securities Act of 1933, as amended.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each Portfolio, whose report, along with the Portfolio's financial statements, is included in the Portfolio's Annual Report, which is available upon request.

                                  INCOME FROM INVESTMENT OPERATIONS                LESS: DIVIDENDS AND DISTRIBUTIONS
                     ----------------------------------------------------------  -------------------------------------
                                           NET REALIZED
                                          AND UNREALIZED                         DIVIDENDS  DISTRIBUTIONS
                                             GAIN ON                                FROM      FROM NET
                     NET ASSET              INVESTMENT                            TAXABLE     REALIZED
                      VALUE,   INVESTMENT  AND FOREIGN   CONTRIBUTION TOTAL FROM    NET        GAIN ON     TOTAL DIVI-
FISCAL YEAR OR       BEGINNING  INCOME,      CURRENCY        FROM     INVESTMENT INVESTMENT  INVESTMENT     DENDS AND
PERIOD               OF PERIOD  NET (A)    TRANSACTIONS    ADVISER    OPERATIONS   INCOME   TRANSACTIONS  DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN
 INTERNATIONAL
 PORTFOLIO
CLASS A
10/1/08-9/30/09       $16.37      $.19       $ (1.28)       $0.00       $(1.09)    $(.39)      $ 0.00        $ (.39)
10/1/07-9/30/08        29.17       .46         (9.85)        0.00        (9.39)     (.37)       (3.04)        (3.41)
10/1/06-9/30/07        26.99       .40          5.60         0.00(c)      6.00      (.47)       (3.35)        (3.82)
10/1/05-9/30/06        23.18       .30(b)       3.80         0.00         4.10      (.29)        0.00          (.29)
10/1/04-9/30/05        18.91       .19(b)       4.23         0.00         4.42      (.15)        0.00          (.15)

CLASS B
10/1/08-9/30/09       $16.12      $.10       $ (1.25)       $0.00       $(1.15)    $(.23)      $ 0.00        $ (.23)
10/1/07-9/30/08        28.77       .26         (9.67)        0.00        (9.41)     (.20)       (3.04)        (3.24)
10/1/06-9/30/07        26.74       .21          5.52         0.00(c)      5.73      (.35)       (3.35)        (3.70)
10/1/05-9/30/06        22.94       .16(b)       3.75         0.00         3.91      (.11)        0.00          (.11)
10/1/04-9/30/05        18.81       .09(b)       4.15         0.00         4.24      (.11)        0.00          (.11)

CLASS C
10/1/08-9/30/09       $16.13      $.11       $ (1.25)       $0.00       $(1.14)    $(.23)      $ 0.00        $ (.23)
10/1/07-9/30/08        28.79       .28         (9.70)        0.00        (9.42)     (.20)       (3.04)        (3.24)
10/1/06-9/30/07        26.75       .24          5.50         0.00(c)      5.74      (.35)       (3.35)        (3.70)
10/1/05-9/30/06        22.95       .14(b)       3.77         0.00         3.91      (.11)        0.00          (.11)
10/1/04-9/30/05        18.82       .08(b)       4.16         0.00         4.24      (.11)        0.00          (.11)

ALLIANCEBERNSTEIN
 TAX-MANAGED
 INTERNATIONAL
 PORTFOLIO
CLASS A
10/1/08-9/30/09       $16.37      $.17       $ (1.14)       $0.00(c)    $ (.97)    $(.43)      $ 0.00        $ (.43)
10/1/07-9/30/08        29.45       .42(b)     (10.10)        0.00        (9.68)     (.40)       (3.00)        (3.40)
10/1/06-9/30/07        27.03       .47(b)       5.55         0.00(c)      6.02      (.43)       (3.17)        (3.60)
10/1/05-9/30/06        24.61       .40(b)       3.76         0.00(c)      4.16      (.31)       (1.43)        (1.74)
10/1/04-9/30/05        20.38       .27(b)       4.40         0.00         4.67      (.16)        (.28)         (.44)

CLASS B
10/1/08-9/30/09       $16.03      $.07       $ (1.09)       $0.00(c)    $(1.02)    $(.20)      $ 0.00        $ (.20)
10/1/07-9/30/08        28.92       .29(b)      (9.95)        0.00        (9.66)     (.23)       (3.00)        (3.23)
10/1/06-9/30/07        26.73       .23(b)       5.51         0.00(c)      5.74      (.38)       (3.17)        (3.55)
10/1/05-9/30/06        24.39       .25(b)       3.69         0.00(c)      3.94      (.17)       (1.43)        (1.60)
10/1/04-9/30/05        20.29       .12(b)       4.36         0.00         4.48      (.10)        (.28)         (.38)

CLASS C
10/1/08-9/30/09       $16.02      $.07       $ (1.07)       $0.00(c)    $(1.00)    $(.20)      $ 0.00        $ (.20)
10/1/07-9/30/08        28.90       .30(b)      (9.95)        0.00        (9.65)     (.23)       (3.00)        (3.23)
10/1/06-9/30/07        26.71       .26(b)       5.48         0.00(c)      5.74      (.38)       (3.17)        (3.55)
10/1/05-9/30/06        24.37       .20(b)       3.74         0.00(c)      3.94      (.17)       (1.43)        (1.60)
10/1/04-9/30/05        20.28       .10(b)       4.37         0.00         4.47      (.10)        (.28)         (.38)
-----------------------------------------------------------------------------------------------------------------------

Please refer to the footnotes on page 43.

                                             RATIOS/SUPPLEMENTAL DATA
                      ----------------------------------------------------------------


                                                    RATIO OF      RATIO OF
                                                    EXPENSES      EXPENSES    RATIO OF NET
NET ASSET              NET ASSETS,     AVERAGE     TO AVERAGE    TO AVERAGE   INCOME (LOSS)  PORTFOLIO
VALUE, END   TOTAL    END OF PERIOD  NET ASSETS    NET ASSETS,   NET ASSETS,   TO AVERAGE    TURNOVER
OF PERIOD  RETURN (D) (000 OMITTED) (000 OMITTED) NET OF WAIVER BEFORE WAIVER  NET ASSETS      RATE
------------------------------------------------------------------------------------------------------
  $14.89      (5.94)%    $19,875       $20,274        1.60%         1.60%         1.61%         91%
   16.37     (36.24)      32,517        44,005        1.42          1.42          2.00          53
   29.17      24.25       49,745        40,926        1.42          1.42          1.47          59
   26.99      17.89       34,589        30,416        1.53(e)       1.53(e)       1.18(b)(e)    73
   23.18      23.51       28,354        11,570        1.62          1.64           .95(b)       61

  $14.74      (6.72)%    $ 1,982       $ 1,820        2.37%         2.37%          .84%         91%
   16.12     (36.65)       2,733         4,667        2.11          2.11          1.12          53
   28.77      23.32        5,831         5,562        2.12          2.12           .76          59
   26.74      17.11        4,662         3,686        2.24(e)       2.24(e)        .62(b)(e)    73
   22.94      22.64        2,681         1,918        2.31          2.33           .42(b)       61

  $14.76      (6.65)%    $10,451       $10,192        2.32%         2.32%          .89%         91%
   16.13     (36.66)      16,000        25,112        2.12          2.12          1.19          53
   28.79      23.35       29,367        22,751        2.12          2.12           .90          59
   26.75      17.10       15,985        12,210        2.24(e)       2.24(e)        .58(b)(e)    73
   22.95      22.63       10,840         9,218        2.31          2.33           .38(b)       61

  $14.97      (5.15)%    $ 3,876       $ 4,871        1.70%         1.70%         1.37%         84%
   16.37     (36.89)       9,101         6,673        1.38          1.43          1.90(b)       70
   29.45      24.11        7,325         4,865        1.28          1.44          1.69(b)       52
   27.03      17.97        3,341         3,647        1.36(e)       1.66(e)       1.52(b)(e)    67
   24.61      23.24        2,677         1,136        1.57          2.61          1.22(b)       53

  $14.81      (5.96)%    $   368       $   302        2.53%         2.53%          .61%         84%
   16.03     (37.34)         380           587        2.03          2.09          1.27(b)       70
   28.92      23.23          647           613        2.00          2.16           .84(b)       52
   26.73      17.14          573           372        2.07(e)       2.37(e)        .95(b)(e)    67
   24.39      22.37          179           128        2.27          3.31           .52(b)       53

  $14.82      (5.84)%    $ 1,736       $ 1,631        2.46%         2.46%          .61%         84%
   16.02     (37.33)       2,612         4,080        2.03          2.09          1.31(b)       70
   28.90      23.24        4,773         3,687        1.99          2.15           .95(b)       52
   26.71      17.16        2,480         1,310        2.07(e)       2.37(e)        .82(b)(e)    67
   24.37      22.33          678           446        2.27          3.31           .46(b)       53
------------------------------------------------------------------------------------------------------

*Annualized.

(a)Based on average shares outstanding.

(b)Net of expenses waived by the Transfer Agent.

(c)Amount is less than $.005.

(d)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)The ratio includes expenses attributable to costs of proxy solicitation.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the NYAG requires the Portfolios to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Portfolios" in this Prospectus about the effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Portfolio's operating expenses as reflected under "Fees and Expenses of the Portfolios." The current annual expense ratio for each Portfolio is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of the Portfolio, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  585.86    $ 9,892.89
   2              9,892.89      494.64    10,387.53     166.20     10,221.33
   3             10,221.33      511.07    10,732.40     171.72     10,560.68
   4             10,560.68      528.03    11,088.71     177.42     10,911.29
   5             10,911.29      545.56    11,456.85     183.31     11,273.54
   6             11,273.54      563.68    11,837.22     189.40     11,647.82
   7             11,647.82      582.39    12,230.21     195.68     12,034.53
   8             12,034.53      601.73    12,636.26     202.18     12,434.08
   9             12,434.08      621.70    13,055.78     208.89     12,846.89
   10            12,846.89      642.34    13,489.23     215.83     13,273.40
   --------------------------------------------------------------------------
   Cumulative                $5,569.89               $2,296.49

ALLIANCEBERNSTEIN TAX-MANAGED INTERNATIONAL PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  595.91     9,892.84
   2              9,892.84      494.14    10,386.98     176.41    10,200.57
   3             10,200.57      510.03    10,710.60     182.08    10,528.52
   4             10,528.52      526.43    11,054.95     187.93    10,867.02
   5             10,867.02      543.35    11,410.37     193.98    11,216.39
   6             11,216.39      560.82    11,777.21     200.21    11,577.00
   7             11,577.00      578.85    12,155.85     206.65    11,949.20
   8             11,949.20      597.46    12,546.66     213.29    12,333.37
   9             12,333.37      616.67    12,950.04     220.15    12,729.89
   10            12,729.89      636.49    13,366.38     227.23    13,139.15
   --------------------------------------------------------------------------
   Cumulative                $5,542.99               $2,403.84

For more information about the Portfolios, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI and the independent registered public accounting firm's report and financial statements in each Portfolio's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

.. Reports and other information about the Portfolios are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.

ON THE INTERNET:  www.sec.gov

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

                 FUND                             SEC FILE NO.
                 ---------------------------------------------
                 Sanford C. Bernstein Fund, Inc.   811-05555

                                                                  PRO-0109-0110

                                    [GRAPHIC]

                        SANFORD C. BERNSTEIN FUND, INC.
                          1345 Avenue of the Americas
                           New York, New York 10105
                                (212) 756-4097

                      Statement of Additional Information
                               January 29, 2010

   This Statement of Additional Information ("SAI") relates to the following 12 series (each, a "Portfolio") and classes (each, a "Class") of shares of the Sanford C. Bernstein Fund, Inc. (the "Fund"):

                                                                EXCHANGE TICKER
PORTFOLIO AND CLASS (IF APPLICABLE)                                 SYMBOL
-----------------------------------                             ---------------
NON-U.S. STOCK PORTFOLIOS
International Portfolio International Class                          SIMTX
Tax-Managed International Portfolio Tax-Managed International
  Class                                                              SNIVX
Emerging Markets Portfolio                                           SNEMX
FIXED-INCOME PORTFOLIOS
Short Duration New York Municipal Portfolio                          SDNYX
Short Duration California Municipal Portfolio                        SDCMX
Short Duration Diversified Municipal Portfolio                       SDDMX
New York Municipal Portfolio New York Municipal Class                SNNYX
California Municipal Portfolio California Municipal Class            SNCAX
Diversified Municipal Portfolio Diversified Municipal Class          SNDPX
U.S. Government Short Duration Portfolio                             SNGSX
Short Duration Plus Portfolio Short Duration Plus Class              SNSDX
Intermediate Duration Portfolio                                      SNIDX

   This SAI is not a prospectus, and should be read in conjunction with the Fund's Prospectus, dated January 29, 2010.

   Certain financial statements from the Fund's annual report dated
September 30, 2009 are incorporated by reference into this SAI. Copies of the Fund's Prospectus and annual report may be obtained by writing to or telephoning (collect) the Fund at the above address or telephone number.

   Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HISTORY..............................................................   3
INVESTMENT STRATEGIES AND RELATED RISKS...................................   3
INVESTMENT RESTRICTIONS...................................................  37
INVESTMENTS...............................................................  45
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES................  75
MANAGEMENT OF THE FUND....................................................  83
NET ASSET VALUE........................................................... 104
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................... 106
PURCHASE AND REDEMPTION OF SHARES......................................... 112
CODE OF ETHICS AND PROXY VOTING PROCEDURES................................ 116
TAXES..................................................................... 116
CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM AND FINANCIAL STATEMENTS................................ 127
DESCRIPTION OF SHARES..................................................... 127
APPENDIX A................................................................ A-1
APPENDIX B................................................................ B-1

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company.

   As of February 1, 2002, the names of each Portfolio were changed to delete "Bernstein" from their names. As of the same date, "Bernstein Government Short Duration Portfolio" changed its name to "U.S. Government Short Duration Portfolio." To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value Portfolio" changed its name to "Tax-Managed International Portfolio," and the "International Value Portfolio II" changed its name to "International Portfolio." To reflect a change in investment style from value to a blend of growth and value, as of May 2, 2005, the "Emerging Markets Value Portfolio" changed its name to "Emerging Markets Portfolio."

   Each Portfolio of the Fund is diversified except for the New York Municipal Portfolio, Short Duration New York Municipal Portfolio, California Municipal Portfolio and the Short Duration California Municipal Portfolio.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio's sections of the Fund's Prospectus entitled "Investment Objective," "Principal Strategies," "Principal Risks," "Bar Chart and Performance Information" and "Fees and Expenses of the Portfolio," as well as the section entitled "Additional Information About Principal Investment Strategies and Risks." The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

FIXED-INCOME PORTFOLIOS

GENERAL INVESTMENT POLICIES -- ALL FIXED-INCOME PORTFOLIOS

   Each Fixed-Income Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the Fund's Board of Directors without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

   None of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation
("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") to be of comparable quality. In addition, none of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. Intermediate Duration Portfolio may invest in securities rated CCC by Standard & Poor's and Fitch, or Caa by Moody's. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Fixed-Income Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   The Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

SPECIFIC INVESTMENT POLICIES OF CERTAIN FIXED-INCOME PORTFOLIOS

FIXED-INCOME TAXABLE PORTFOLIOS

THE U.S. GOVERNMENT SHORT DURATION PORTFOLIO

   The U.S. Government Short Duration Portfolio invests, under normal circumstances, at least 80% of its net assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality. These include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under the Temporary Liquidity Guarantee Program ("TLGP"). As part of the Debt Guarantee Program of the TLGP, the FDIC will guarantee payment of interest and principal on new senior unsecured debt issued by eligible financial institutions. The TLGP provides an explicit FDIC guarantee on debt issued by these financial institutions before June 30, 2009, provided the debt has a stated maturity of greater than 30 days. The FDIC guarantee expires on the earlier of the maturity of the debt securities or June 30, 2012.

   Shareholders' investments in this Portfolio are not insured by the U.S. Government. To the extent that this Portfolio is invested in U.S. Government securities, as defined for tax purposes in a given state, its income is generally not subject to state and local income taxation.

Most states allow a pass-through to the individual shareholders of the tax-exempt character of this income for purposes of those states' taxes. However, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio's income will not be subject to the state and local taxes of your state. Please consult your tax advisor with respect to the tax treatment of such distributions in your state.

   The U.S. Government Short Duration Portfolio will purchase only securities rated A or better by Standard & Poor's, Fitch or Moody's; commercial paper rated A-1 by Standard & Poor's, F-1 by Fitch or P-1 by Moody's; or securities and commercial paper that are not rated but that are determined by the Manager to be of comparable quality.

THE MUNICIPAL PORTFOLIOS

   As a fundamental policy, each of the six municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax ("AMT").

   In addition to Municipal Securities, each municipal Portfolio may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-municipal security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio's objectives.

   The New York Municipal, California Municipal and Diversified Municipal Portfolios are referred to below as the "Fixed-Income Municipal Intermediate Duration Portfolios."

   ALTERNATIVE MINIMUM TAX

   Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular federal income tax purposes such interest will remain fully tax-exempt, and
(2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

THE NEW YORK MUNICIPAL PORTFOLIOS

THE SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO AND THE NEW YORK MUNICIPAL PORTFOLIO

   Each of the Short Duration New York Municipal Portfolio and the New York Municipal Portfolio (the "New York Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Each New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940, as amended (the "1940 Act"). Nonetheless, the Fund intends to continue to qualify each New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

   Because the New York Municipal Portfolios invest primarily in New York Municipal Securities, the Portfolios' performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

   The New York Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolios seek income exempt from New York

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

State and local taxes as well as federal income tax, such Portfolios may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

THE CALIFORNIA MUNICIPAL PORTFOLIOS

THE SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO AND THE CALIFORNIA MUNICIPAL PORTFOLIO

   Each of the Short Duration California Municipal Portfolio and the California Municipal Portfolio (the "California Municipal Portfolios") invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, each California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   Each California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify each California Municipal Portfolio as a "regulated investment company" for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of each California Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of such Portfolio's total assets, and that each California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If either California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of such Portfolio.

   Because the California Municipal Portfolios invest primarily in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The California Municipal Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

                                      10

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RISK OF CONCENTRATION IN A SINGLE STATE

(THE NEW YORK MUNICIPAL PORTFOLIOS AND THE CALIFORNIA MUNICIPAL PORTFOLIOS)

   The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "Fixed-Income Portfolios." See also Appendix A: "Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated May 15, 2009, as updated on November 3, 2009 with respect to New York and an Official Statement dated November 2009 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

   The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 15, 2009, and the Update to the Annual Information Statement dated November 3, 2009.

Debt Reform Act of 2000

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

   On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33% of personal income

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

and debt service on such debt at 1.48% of total governmental receipts, compared to the caps of 3.32% for each.

   Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.74% ($.68 billion) in 2009-10 to only 0.08% ($763 million) in 2011-12, a decrease of 88% or $6 billion. In addition, debt outstanding is projected to exceed the cap by 0.03% ($314 million) in 2012-13 and by 0.04% ($384 million) in 2013-14. The State plans to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Budget Capital Plan projects that about $599 million in general obligation bonds will be issued in 2009-10.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The 2009-10 Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-10.

New York Local Government Assistance Corporation

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2008, there were 19 Authorities that had aggregate outstanding debt of $140 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2009-10 fiscal year.

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

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Current Fiscal Year

   The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. The combined current services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37% of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

   The combined current-services gap for 2008-09 and 2009-10 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets.

   The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan (DRP) for 2008-09. The DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budge Financial Plan includes $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the DRP, for a total of $13.9 billion in gap-closing actions.

   To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year).

   In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 (ARRA) to stabilize State finances and help prevent reductions in essential services.

   According to the November 3, 2009 Annual Information Statement Update, DOB now estimates that the General Fund has a budget gap of $3.2 billion in the current fiscal year, an increase of $1.0 billion from the First Quarterly Update to the Financial Plan. The budget gap for 2010-11, which the Governor must address in his Executive Budget due in January 2010, is now projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The

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

budget gaps in future years are also estimated to be higher than in the First Quarterly Update, and are now projected at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

   The growth in the current-year budget gap compared to the First Quarterly Update is mainly due to a reduction in estimated annual receipts from the personal income tax ("PIT") and business taxes, based on actual collection experience through the first half of fiscal year 2009-10 and updated economic information. In 2010-11 and thereafter, the increase in the budget gaps reflects the recurring impact of the current-year receipts reductions, as collections grow off a lower tax base, and increases in projected disbursements, especially for activities that are sensitive to the economic downturn (e.g., community college enrollment, pensions and fringe benefits, and reimbursement-based programs affected by accelerated claims from localities).

   The Governor proposed a DRP to eliminate the $3.2 billion budget gap in the current year. The Governor called the Legislature into special session in November to act on the proposals in the DRP that required legislative approval. Since the Legislature's actions fell short of closing the $3.2 billion budget gap, the Governor directed the DOB to take the necessary steps to reduce State aid payments administratively in order to achieve a balanced budget.

2008-09 Fiscal Year

   The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

   The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. This year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

   General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

   The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections, while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance the discretionary grants from Community Projects Fund ($13 million).

   The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ("CRF") ($21 million), the Community Projects Fund ("CPF") ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

   General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

   DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

   The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after an $87 million deposit at the close of 2006-2007), the CRF ($21 million), and the CPF ($278 million). The closing balance also included $1.7 billion in general reserves.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion and transfers increased by $419 million, while miscellaneous receipts increased by $390 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts, including the securitization of tobacco proceeds.

   General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid and higher education programs.

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Economic Overview

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

   New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that

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of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

   Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. In 2008, the State unemployment rate was 5.4%, compared to 5.8% for the nation as a whole. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2008, New York per capita personal income was $48,076, compared to $39,751 for the nation as a whole.

Recent Developments

   DOB estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November to February on a seasonally adjusted basis was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February to March, the March rate was fully three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3% from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5% for 2009, followed by a decline of 0.3% for 2010.

   The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, DOB projects a decline in State wages for 2009 of 4.2%, the largest annual decline in the history of the Quarterly Census of Employment and Wage (QCEW) data. Wage growth for 2010 has been revised down to 2.0%.

   The current downturn has spread far beyond Wall Street. DOB now projects significant declines in every sector of the economy except for education and health care and social assistance. Falling U.S. corporate earnings are reducing the demand for the State's business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32% between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67%.

   The current recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both

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markets distinguishes current economic conditions from those that existed during the last recession. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed since its third quarter 2007 peak. Consequently, the DOB is projecting even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5% in 2001 and another 4.4% in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. For 2008-2009, declines of 7.1% and 7.9% are projected, respectively. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

New York City

   The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

   In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide New York City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which New York City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities

   Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2009-10 fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily

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dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

   The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan. The State believes that the proposed 2009-10 Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2009-10 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

CALIFORNIA

   The following is based on information obtained from an Official Statement, dated November 19, 2009, relating to $591,575,000 Lease Revenue Bonds (2009 Series I) and $151,735,000 Lease Revenue Bonds (2009 Series J) (the "Official Statement").

Constitutional Limits on Spending and Taxes

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

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

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

   As of the enactment of the 2009 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $52.297 billion and $51.368 billion under the Appropriations Limit in fiscal years 2008-09 and 2009-10, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness

   The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

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   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of August 1, 2009, the State had outstanding $68,763,254,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $54,725,329,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $7,252,780,000 of variable rate general obligation bonds, representing about 10.5% of the State's total outstanding general obligation bonds as of August 1, 2009.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $8,051,006,634 General Fund-supported lease-purchase debt outstanding as of August 1, 2009.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 22 of the last 23 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2009-10

   The State entered Fiscal Year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in Fiscal Year 2008-09. In addition, significant payments to public schools had been deferred from the end of Fiscal Year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additionally budgeted solutions for 2009-10 had not been adopted.

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   Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

   With the adoption of the Amended 2009 Budget Act, the state was able to undertake its normal external borrowing program for Fiscal Year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim RANs (the "Interim Notes") on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants. All outstanding registered warrants became subject to redemption on September 4, 2009 and ceased to accrue interest on September 3, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 with a portion of the proceeds of the 2009-10 Series A Notes.)

   At the present time, the issuance of the $8.8 billion of 2009-10 RANs, together with projected internal borrowings, is expected to provide sufficient cash in the General Fund to meet the State's cash management plan for Fiscal Year 2009-10. The cash flow projections of the Department of Finance indicate that the state will have approximately $10.4 billion of available internal borrowings from special funds as of June 30, 2010, after repayment of all 2009-10 RANs. However, these cash flow projections are subject to a variety of assumptions and risks.

   The State's fiscal officers are continuing to closely monitor developments that may impact the state's cash management requirements, including monthly cash receipts and further analysis of all legislation enacted through September 11, 2009, in the current regular session of the Legislature (and including legislation adopted in a special session of the Legislature). If these officers determine that additional external borrowing would be advisable, the State could seek to issue additional RANs to supplement its cash management program for fiscal year 2009-10. In this regard, the State Controller sent a letter on September 14, 2009 to legislative leaders, the Governor and the State Treasurer indicating that he would monitor any actions taken in coming weeks by the Legislature to address potential shortfalls in cash management actions taken up through September 11, 2009. If the State Controller feels that further external borrowing is needed, he indicated he would issue a new demand to the State Treasurer by November 16, 2009 for the issuance of additional RANs. There can be no assurance that any additional RANs can be issued in the future.

The Budget Process

   The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

State Financial Pressure

   The state, as the rest of the nation, is in a severe economic recession. Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009. The rate of contraction was lower in the more recent quarter. In the first quarter of 2009, personal income was down 1.8%, the largest decline in 40 years. The fall in the second quarter of 2009 was considerably smaller.

   Taxable sales fell sharply in the first half of 2009. The total assessed valuation of property in the State is lower in fiscal year 2009-10 than it was in the prior fiscal year. This is the first year-to-year decline in the statewide total since the State began keeping records in 1933. The state's unemployment rate increased from 6.1% at the start of 2008 to 12.2% in September 2009.

   The weak economy resulted in a dramatic reduction in state tax revenues over the last two years. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for Fiscal Years 2008-09 and 2009-10. After protracted negotiations, the Legislature adopted the February 2009 budget package, consisting of revisions to the 2008 Budget Act and the Initial 2009 Budget Act, on February 19, 2009. The package was signed by the Governor on February 20, 2009. The package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing.

   By May 2009, continued economic decline with consequent reduction of revenues, plus the failure of various budget measures placed before the voters at a May 19, 2009 special election ballot, led the Governor to announce that the budget gap for the period through June 30, 2010 was still projected to be more than $22 billion (and subsequently increased to $24 billion). The Amended 2009 Budget Act addressed the $24 billion budget gap projected at the time of its adoption through a combination of revenue enhancements (which were included in the Initial 2009 Budget Act), and significant cuts in a wide variety of programs.

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Current Fiscal Year Budget

   The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in sock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

Fiscal Year 2008-09

   Because of strong disagreement in the Legislature as to the amount of corrective actions that would be taken by tax increases versus expenditure reductions, a compromise was not reached until February 2009. At that time, the February 2009 Budget Package was enacted, which included modifications to the 2008 Budget Act and the enactment, more than four months early, of a full Budget Act for Fiscal Year 2009-10.

   The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations).

   The 2008 Budget Act resolves the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provides a modest reserve of $1.7 billion this year, but projects a deficit of $1.0 billion in 2009-10. While this budget does not resolve the state's persistent structural budget deficit, it includes a budget reform measure which, if approved by the voters, puts California on the path to fiscal stability and avoids borrowing from local governments or transportation funds.

   Under the 2008 Budget Act, General Fund revenues and transfers are projected to decrease 1.0%, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contains General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45% compared to the June 30, 2008 reserve.

   The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2008 and 2009. In the 2008-09 May Revision, the Department of Finance projected that the California economy would grow slowly in calendar years 2008 and 2009, with the state's unemployment rate increasing in both years.

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   The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures.

   Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007 employment grew by 91,300 per month, on average. The national unemployment rate averaged 5.3% in the first eight months of 2008, up from 4.5% in the same months of 2007.

   Consumer spending increased by just 1.4% in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. Consumer spending is being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt levels, and the falling dollar.

   The State Controller has reported that revenues for the month of September 2008 from the major sources (personal income tax, sale and use tax and corporation tax) were approximately $814 million below projections (and a total of $1.1 billion below projections for the first three months of the fiscal year). Based on a preliminary review of revenue receipts and other factors through the month of September, the Department of Finance believes there are indications that General Fund budgetary revenues could be adjusted downward by $3 billion in 2008-09. An update of the 2008-09 revenues will be prepared in connection with the release of the 2009-10 Governor's Budget in January 2009. Given the potential budgetary gap that may result from these revenue declines, the Governor is actively considering various options to address the State's fiscal situation.

Fiscal Year 2007-08

   The 2007 Budget Act was adopted by the legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations).

   Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

Economic Overview

   The State of California is by far the most populous state in the nation, almost 60% larger that then second-ranked state, according to the 2000 U.S. Census. The State's July 1, 2008 population of about 38.1 million represented over 12% of the total United States population.

   California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

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   In 2008, per capita personal income in California averaged $42,696, compared to $39,751 for the nation. The unemployment rate in 2008 was 7.2%, compared to 5.8% for the nation. The trade, transportation and utilities sector represented the largest component (19.0%) of California's non-farm workforce, followed by federal, state and local government (16.8%), professional and business services (15.0%), educational and health services (11.5%) and leisure and hospitality (10.5%).

Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may affect the State's expenditures and, in some cases, its revenues and cash flow.

Insurance Feature

   The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. These insurers include MBIA Insurance Corporation ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Assured Guaranty Municipal Corp. ("AGM") (formerly, Financial Security Assurance, Inc.), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., which is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"); ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. Most of these insurers have been recently downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

   It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

   The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, XLCA, CIFG NA and BHAC contained below has been furnished by such companies, respectively. No representation

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

is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

   MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of Spain and the Republic of France. As of September 30, 2009, MBIA, Inc. had total assets of $27.853 billion, and total liabilities of $25.099 billion. The address of MBIA is 113 King Street, Armonk, New York 10504.

   FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2009, FGIC and its subsidiaries had total assets of $4.644 billion and total liabilities of $5.560 billion. The address of FGIC is 125 Park Avenue, New York, New York 10017.

   Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. As of September 30, 2009, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $18.099 billion and total liabilities of $20.274 billion. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

   AGM. AGM is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin Islands. As of September 30, 2009, Assured and its subsidiaries had, on a consolidated basis, total assets of $16.202 billion and total liabilities of $13.405 billion. The registered office of AGM is located at 31 West 52/nd/ Street, New York, New York 10019.

   ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration ("MIA") and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it does not issue any new insurance policies without the consent of the MIA, but it will continue to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2009, ACA had assets of $.544 billion and total liabilities of $.423 billion. ACA's principal business office is located at 140 Broadway, New York, New York 10005.

   Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies.

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

As of September 30, 2009, Radian Group, Inc. and all of its subsidiaries had total assets of $8.364 billion and total liabilities of $6.224 billion. Radian's principal business office is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.

   XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S. Virgin Islands and Singapore. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2009, XL Capital Ltd. had consolidated assets of $47.2 billion and total liabilities of $9.2 billion. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York, 10020.

   CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the Commonwealth of Puerto Rico. As of June 30, 2009, CIFG NA had total assets of $.382 billion and total liabilities of $.254 billion. The address of CIFG NA is 825 Third Avenue, New York, New York 10022.

   BHAC. BHAC, established in December 2007 as an indirect subsidiary of Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2009, Berkshire Hathaway Inc. and its subsidiaries had total assets of $292.010 billion and total liabilities of $161.328 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New York 11371.

THE DIVERSIFIED MUNICIPAL PORTFOLIOS

THE SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO AND THE DIVERSIFIED MUNICIPAL PORTFOLIO

   Each of the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the "Diversified Municipal Portfolios") will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. Neither Diversified Municipal Portfolio is appropriate for tax-exempt investors under normal market conditions.

THE NON-U.S. STOCK PORTFOLIOS

THE TAX-MANAGED INTERNATIONAL PORTFOLIO, THE INTERNATIONAL PORTFOLIO AND THE EMERGING MARKETS PORTFOLIO

   The Tax-Managed International Portfolio, the International Portfolio (collectively referred to as the "International Portfolios") and the Emerging Markets Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The International Portfolios will invest primarily in equity securities of established foreign companies. The Emerging Markets Portfolio will invest primarily in equity securities of both large and small emerging market companies.

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

   As used in this statement of additional information, emerging-market countries are those countries that, in the opinion of the Manager, are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market." The Emerging Markets Portfolio may also make investments in developed foreign countries that comprise the Morgan Stanley(R) Capital International Europe, Australasia, Far East (MSCI EAFE) index.

   The Emerging Markets Portfolio is intended for long-term investors who can accept the risks associated with the Portfolio's investments and is not appropriate for individuals with limited investment resources or who are unable to tolerate significant fluctuations in the value of their investment. The Portfolio should be considered as a vehicle for diversification and not as a balanced investment program.

   Under normal circumstances, each of the International Portfolios will invest in companies in at least three countries other than the United States. The Emerging Markets Portfolio, under normal circumstances, invests at least 80% of its net assets in securities of emerging market companies. For purposes of the policy with respect to Emerging Markets Portfolio, net assets include any borrowings for investment purposes. Shareholders of the Emerging Markets Portfolio will be notified at least 60 days prior to any change to the Portfolio's 80% investment policy. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, any of the International Portfolios or the Emerging Markets Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. Any of these Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

   The International Portfolios and the Emerging Markets Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

   With respect to the International Portfolios, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody's; or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

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

   With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Most fixed-income instruments of emerging-market companies and countries are rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies such as Standard & Poor's, Fitch and Moody's. Securities that are rated BBB, A-2, or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these ratings categories, see the Appendix). The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium- to lower-rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

   CURRENCY TRANSACTIONS. The International Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

CERTAIN INVESTMENT RISKS OF THE INTERNATIONAL PORTFOLIOS AND EMERGING MARKETS PORTFOLIO

   MARKET RISK

   Since the International Portfolios and the Emerging Markets Portfolio invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk--the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

   The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In addition, to take advantage of potential value opportunities, the Emerging Markets Portfolio may invest in relatively small companies. Securities of smaller companies may be subject to more abrupt or erratic market movements than the securities of larger, more established companies, both because the securities are typically traded in lower volume and because the companies are subject to greater business risk.

   In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio. Moreover, some emerging-market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value ("NAV"). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

   CURRENCY RISK

   See "Foreign Currency Transactions" below for a description of currency risk.

ADDITIONAL RISKS OF INVESTING IN EMERGING MARKETS

   Investing in securities of companies in emerging-market countries entails greater risks than investing in equity securities in developed markets. The risks include but are not limited to the following:

   INVESTMENT RESTRICTIONS

   Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Portfolio. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of the Portfolio.

   POSSIBILITY OF THEFT OR LOSS OF ASSETS

   Security settlement and clearance procedures in some emerging-market countries may not fully protect the Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

   SETTLEMENT AND BROKERAGE PRACTICES

   Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Portfolio are uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

   LESS SOPHISTICATED REGULATORY AND LEGAL FRAMEWORK

   In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which the Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Portfolio in particular securities.

   The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors' rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

   LESS ACCURATE INFORMATION ON COMPANIES AND MARKETS

   Most of the foreign securities held by the Portfolio will not be registered with the U.S. Securities and Exchange Commission ("SEC"), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by the Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

   BELOW INVESTMENT-GRADE BONDS

   Much emerging-market debt is rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies such as S&P, Fitch or Moody's. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see the Appendix). Lower-quality debt securities, also known as "junk bonds," are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

   While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager's credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

   The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

   SOCIAL, POLITICAL AND ECONOMIC INSTABILITY

   Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions;
(iii) internal insurgencies; (iv) hostile relations with neighboring countries;
(v) ethnic, religious and racial disaffection; and (vi) changes in trading status.

   Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions - for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes - could have a severe effect on security prices and impair the Emerging Markets Portfolio's ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets.

   The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolio may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

INVESTMENT RESTRICTIONS OF THE SHORT DURATION MUNICIPAL PORTFOLIOS

   None of the Short Duration California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio or the Short Duration New York Municipal Portfolio may, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4)  Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)  Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer. This restriction does not apply to the Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio;

     12) Make investments for the purpose of exercising control or management;
         or

     13) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The Short Duration California Municipal Portfolio and the Short Duration New York Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal

         Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Municipal Portfolios has or currently intends to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

     4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

     5) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

INVESTMENT RESTRICTIONS OF THE FIXED-INCOME PORTFOLIOS (OTHER THAN THE SHORT DURATION MUNICIPAL PORTFOLIOS)

   None of the U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio, will, except as otherwise provided herein:

     1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

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

     2)  Make short sales of securities or maintain a short position;

     3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

     5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     6)  Purchase oil, gas or other mineral interests;

     7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

     8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

     12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

     13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

     14) Make investments for the purpose of exercising control or management;

     15) Invest in securities of other registered investment companies;

     16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

     17) With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios has or currently intends to:

     1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

     2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

INVESTMENT RESTRICTIONS OF THE TAX-MANAGED INTERNATIONAL PORTFOLIO AND THE INTERNATIONAL PORTFOLIO

   Neither the Tax-Managed International Portfolio or the International Portfolio may, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements.

     4)  Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)  Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

     12) Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Tax-Managed International Portfolio and the International Portfolio has not and currently does not intend to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

     4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

INVESTMENT RESTRICTIONS OF THE EMERGING MARKETS PORTFOLIO

   The Emerging Markets Portfolio may not, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

     4)  Issue senior securities, except as permitted under the 1940 Act;

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)  Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

     12) Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

     4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

                                  INVESTMENTS

   Subject to each Fixed-Income Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks;

(vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements;
(xiii) preferred stock; and (xiv) in the case of the Intermediate Duration and Short Duration Plus Portfolios, foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The International Portfolios and the Emerging Markets Portfolio will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

MORTGAGE-RELATED SECURITIES

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios may invest in debt obligations that are REMICs or CMOs; provided that in the case of the Fixed-Income Portfolios other than the Short Duration Municipal Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

MUNICIPAL SECURITIES

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for each of its Portfolios.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

PRIVATE PLACEMENTS

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Short Duration Plus Portfolio and the Intermediate Duration Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. A Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with

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respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or higher.

   When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

FOREIGN (NON-U.S.) SECURITIES

   While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Short Duration Plus Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. Intermediate Duration Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. These Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section "Certain Investment Risks of the International and Emerging Markets Portfolios," above.

WARRANTS

   The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater

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potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation ("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration and Short Duration Plus Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

CONVERTIBLE SECURITIES

   The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase

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as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

EQUITY SECURITIES

   The equity securities in which the International Portfolios and the Emerging Markets Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the International Portfolios and the Emerging Markets Portfolio, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of these Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

OTHER SECURITIES

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. Futures contracts that the Portfolios

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may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

   The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Fixed-Income Municipal Intermediate Duration Portfolios only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

   If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

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   FUTURES CONTRACTS

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   INTEREST RATE FUTURES

   The purpose of the acquisition or sale of a futures contract, in the case of a Portfolio, such as the Fixed-Income Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the NAV of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of

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futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

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   OPTIONS ON FUTURES CONTRACTS

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolios are not commodity pools and are managed by a Manager that has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or

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securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

   FOREIGN CURRENCY FUTURES CONTRACTS

   Foreign currency futures contracts involve obligations to purchase or sell a specific currency at a set price on a fixed date. The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio may purchase and sell foreign currency futures contracts, including for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the U.S. Dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign currency-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the U.S. Dollar. If such a decline were to occur, the resulting adverse effect on the value of

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foreign currency-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the U.S. Dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

   Conversely, the Portfolios could protect against a rise in the U.S. Dollar cost of foreign currency-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the U.S. Dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in U.S. Dollars of securities to be acquired instead declines as a result of appreciation of the U.S. Dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

   The Portfolios may also engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

   The International and Tax-Managed International Portfolios may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign Currency Transactions" below and in the Prospectus.

   The costs to a Portfolio of engaging in a foreign currency futures contract can vary based on factors such as the currency involved, the length of the contract period and prevailing market conditions. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described below, including counterparty risk. A Portfolio engaging in a foreign currency futures contract relies upon its counterparty to take delivery of the underlying currency at the time of maturity of the contract or make a cash settlement prior to maturity, and a failure by the counterparty to do so may result in the loss of the expected benefit of the contract. A Portfolio may reduce its risk exposure by entering into offsetting closing transactions, as described below, by selling or repurchasing a contract identical to the contract purchased or sold. However, since foreign currency futures contracts generally do not trade on a secondary market, closing transactions must generally be made by negotiating directly with the counterparty. In the event a counterparty becomes insolvent, the Portfolio may be unable to terminate a foreign currency futures contract prior to its

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maturity, and the Portfolio would continue to be subject to market risk with respect to its currency position.

OPTIONS

   The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   OPTIONS ON SECURITIES INDEXES

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price

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fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   OPTIONS ON FOREIGN CURRENCIES

   In addition, a Portfolio permitted to invest in foreign securities may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

   Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

   A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   In addition to using options for the hedging purposes described above, the International and Tax-Managed International Portfolios may also invest in options on foreign currencies for non-hedging

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purposes as a means of making direct investments in foreign currencies. These
Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign Currency Transactions" below and in the Prospectus.

   Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

   COVERED STRADDLES

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   SPECIAL RISKS ASSOCIATED WITH OPTIONS IN GENERAL

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

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   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such

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transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

   CLOSING TRANSACTIONS

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio

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investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

SYNTHETIC FOREIGN EQUITY SECURITIES

   The Non-U.S. Stock Portfolios may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index

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warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

   A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

STRUCTURED INSTRUMENTS

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the

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trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)

   Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

   A Fixed-Income Municipal Intermediate-Duration Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fixed-Income Municipal Intermediate-Duration Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Fixed-Income Municipal Intermediate-Duration Portfolios do not intend to use these transactions in a speculative manner. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

   Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless

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there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

CURRENCY SWAPS

   The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The International and Tax-Managed International Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described under "Foreign Currency Transactions" below and in the Prospectus. Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios' obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio's counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

REVERSE REPURCHASE AGREEMENTS

   The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act.

FORWARD CURRENCY EXCHANGE CONTRACTS

   A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

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   The Short Duration Plus Portfolio, Intermediate Duration Portfolio,
Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The International and Tax-Managed International Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below and in the Prospectus under "Foreign Currency Transactions."

   Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   Under certain circumstances, each of the International Portfolios and the Emerging Markets Portfolio may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

   If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

   The International and Tax-Managed International Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

   The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio's obligations under any forward currency exchange contracts.

FOREIGN CURRENCY TRANSACTIONS

   The Short Duration Plus Portfolio, Intermediate Duration Portfolio, Tax-Managed International Portfolio, International Portfolio and Emerging Markets Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios' revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and, in the case of the International and Tax-Managed International Portfolios, non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolios' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios' income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

   Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

   The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as, and if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES

   Each Portfolio may lend Portfolio securities. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolios) may lend up to 30% of its total assets (including collateral for any security loaned); each of the Short Duration Municipal Portfolios may lend up to one-third of its total assets (including collateral for any security loaned). Each of the Non-U.S. Stock Portfolios may also lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

INDUSTRY CLASSIFICATION

   In determining industry classifications, for each Portfolio other than the Emerging Markets Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory. In the case of the Emerging Markets Portfolio, the Portfolio relies primarily on the Morgan Stanley Capital International ("MSCI") industry classification.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                  NUMBER OF
                                                                  PORTFOLIOS
                                                                 IN THE FUND
                                                                   COMPLEX           OTHER
NAME, ADDRESS,* AGE,             PRINCIPAL OCCUPATION(S)         OVERSEEN BY  DIRECTORSHIPS HELD
(YEAR ELECTED**)               DURING THE PAST FIVE YEARS        THE DIRECTOR   BY THE DIRECTOR
--------------------      -------------------------------------  ------------ -------------------
INTERESTED DIRECTOR***

Marilyn G. Fedak          Vice Chair of Investment Services for       18      None
1345 Avenue of the        the Manager, with which she has been
Americas                  associated since prior to 2005.
New York, NY 10105
63
(2007)

DISINTERESTED DIRECTORS

Chairman of the Board     President of Cedar Lawn Corporation         18      Cedar Lawn
Thomas B. Stiles II #     (cemetery). Formerly, Managing                      Corporation
69                        Director, Senior Portfolio Manager
(2003)                    and Director of Investment Strategy
                          of Smith Barney Asset Management from
                          1997 until his retirement in 1999.
                          Prior thereto, Chairman and Chief
                          Executive Officer of Greenwich Street
                          Advisors from 1988-1997 and Executive
                          Vice President and Director of E.F.
                          Hutton Group from 1982-1987.

Irwin Engelman #^+        Business Consultant. Formerly, he was       18      WellGen, Inc.
75                        Executive Vice President and Chief                  (biotechnology);
(2000)                    Financial Officer, YouthStream Media                and eMagin
                          Networks; Vice Chairman and Chief                   Corporation
                          Administrative Officer, Revlon, Inc.,               (information
                          and Executive Vice President and                    technology)
                          Chief Financial Officer, MacAndrews &
                          Forbes Holdings, Inc. since prior to
                          2005.

                                                                  NUMBER OF
                                                                  PORTFOLIOS
                                                                 IN THE FUND
NAME, ADDRESS,*                                                    COMPLEX             OTHER
AGE, (YEAR                       PRINCIPAL OCCUPATION(S)         OVERSEEN BY     DIRECTORSHIPS HELD
ELECTED**)                     DURING THE PAST FIVE YEARS        THE DIRECTOR     BY THE DIRECTOR
---------------           -------------------------------------  ------------ ------------------------
Bart Friedman #+          Senior Partner at Cahill Gordon &           18      The Brookings
65                        Reindel LLP (law firm) since prior to               Institution; Lincoln
(2005)                    2005.                                               Center for the
                                                                              Performing Arts; The
                                                                              Mountain School of
                                                                              Milton Academy; and
                                                                              Allied World Assurance
                                                                              Holdings

William Kristol #+        Editor, The Weekly Standard since           18      Manhattan Institute;
57                        prior to 2005; He is also a Fox News                John M. Ashbrook Center
(1994)                    Contributor.                                        for Public Affairs at
                                                                              Ashland University; The
                                                                              Salvatori Center at
                                                                              Claremont McKenna
                                                                              College; The Shalem
                                                                              Foundation; and the
                                                                              Institute for the Study
                                                                              of War

Donald K. Peterson #      Formerly, Chairman and Chief                18      Worcester Polytechnic
60                        Executive Officer, Avaya Inc.                       Institute; Overseers of
(2007)                    (communications) (January 2002 -                    the Amos Tuck School of
                          September 2006); President and Chief                Business Administration;
                          Executive Officer, Avaya Inc.                       Teachers Insurance &
                          (October 2000 - December 2001); Chief               Annuity Association of
                          Financial Officer, Lucent                           America; and Committee
                          Technologies (1996 - February 2000);                for Economic Development
                          President, Enterprise Systems Group
                          (February 2000 - September 2000);
                          Chief Financial Officer, AT&T,
                          Communications Services Group (1995 -
                          1996); President, Nortel
                          Communications Systems, Inc. (1994 -
                          1995). Prior thereto he was at Nortel
                          from 1976 - 1995.

                                                                  NUMBER OF
                                                                  PORTFOLIOS
                                                                 IN THE FUND
                                                                   COMPLEX             OTHER
NAME, ADDRESS,* AGE,             PRINCIPAL OCCUPATION(S)         OVERSEEN BY     DIRECTORSHIPS HELD
(YEAR ELECTED**)               DURING THE PAST FIVE YEARS        THE DIRECTOR     BY THE DIRECTOR
--------------------      -------------------------------------  ------------ ------------------------
Rosalie J. Wolf #+        Managing Partner, Botanica Capital          18      TIAA-CREF; and North
68                        Partners LLC, and also Member of                    European Oil Royalty
(2000)                    Brock Capital Group LLC, Member of                  Trust
                          the Investment Committee of the Board
                          at the David and Lucile Packard
                          Foundation. Formerly, she was a
                          Managing Director at Offit Hall
                          Capital Management LLC from January
                          2001 through 2003. From 1994-2000 she
                          was Treasurer and Chief Investment
                          Officer of The Rockefeller
                          Foundation. Earlier she held
                          financial executive positions with
                          International Paper Company, Bankers
                          Trust, and Mobil Oil Corporation.

--------
* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**  There is no stated term of office for the Fund's Directors.
*** Ms. Fedak is an "interested person," as defined in the 1940 Act, because of her affiliations with AllianceBernstein.
#   Member of the Fund's Audit Committee and Independent Directors Committee.
^   Member of the Fund's Fair Value Pricing Committee.
+   Member of the Fund's Nominating, Governance and Compensation Committee.

   The business and affairs of the Fund are managed by the Fund's Board of Directors. The Board of Directors has four standing committees of the Board - an Audit Committee, a

Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met twice during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an

"interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

   The following tables set forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "Fund Complex") owned by each Director, if any, as of January 4, 2010.

                                                DOLLAR RANGE OF EQUITY SECURITIES IN THE
                               --------------------------------------------------------------------------
                                  U.S.                  SHORT       SHORT         SHORT
                               GOVERNMENT   SHORT     DURATION     DURATION     DURATION
                                 SHORT    DURATION    NEW YORK    CALIFORNIA   DIVERSIFIED   INTERMEDIATE
                                DURATION    PLUS      MUNICIPAL   MUNICIPAL     MUNICIPAL      DURATION
NAME                           PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO     PORTFOLIO
----                           ---------- --------- ------------- ---------- --------------- ------------
INTERESTED DIRECTOR:
Marilyn G. Fedak..............     $0        $0          $0           $0           $0             $0
DISINTERESTED DIRECTORS:
Irwin Engelman................     $0        $0     Over $100,000     $0           $0             $0
Bart Friedman.................     $0        $0          $0           $0           $0             $0
William Kristol...............     $0        $0          $0           $0     $10,001-$50,000      $0
Donald K. Peterson............     $0        $0          $0           $0           $0             $0
Thomas B. Stiles II...........     $0        $0          $0           $0           $0             $0
Rosalie J. Wolf...............     $0        $0          $0           $0           $0             $0





                                                 DOLLAR RANGE OF EQUITY SECURITIES IN THE
                          --------------------------------------------------------------------------------------
                                                                       TAX
                             NEW YORK     CALIFORNIA DIVERSIFIED     MANAGED                        EMERGING
                             MUNICIPAL    MUNICIPAL   MUNICIPAL   INTERNATIONAL   INTERNATIONAL      MARKETS
NAME                         PORTFOLIO    PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO
----                      --------------- ---------- ----------- --------------- --------------- ---------------
INTERESTED DIRECTOR:
Marilyn G. Fedak.........       $0            $0         $0            $0        $50,001-$100,00       $0
DISINTERESTED DIRECTORS:
Irwin Engelman...........       $0            $0         $0       Over $100,000   Over $100,000   Over $100,000
Bart Friedman............       $0            $0         $0       Over $100,000        $0         Over $100,000
William Kristol..........       $0            $0         $0      $10,001-$50,000       $0        $10,001-$50,000
Donald K. Peterson.......       $0            $0         $0            $0         Over $100,000        $0
Thomas B. Stiles II......       $0            $0         $0      $10,001-$50,000       $0        $50,001-$100,00
Rosalie J. Wolf.......... $50,001-$100,00     $0         $0      $10,001-$50,000       $0              $0

                          AGGREGATE DOLLAR
                           RANGE OF EQUITY
                          SECURITIES IN ALL
                             REGISTERED
                             INVESTMENT
                              COMPANIES
                             OVERSEEN BY
                           DIRECTOR IN THE
                          ALLIANCEBERNSTEIN
NAME                        FUND COMPLEX
----                      -----------------
INTERESTED DIRECTOR:
Marilyn G. Fedak......... $50,001-$100,000
DISINTERESTED DIRECTORS:
Irwin Engelman...........  Over $100,000
Bart Friedman............  Over $100,000
William Kristol..........  Over $100,000
Donald K. Peterson.......  Over $100,000
Thomas B. Stiles II......  Over $100,000
Rosalie J. Wolf..........  Over $100,000

   As of January 4, 2010, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2009 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                       TOTAL NUMBER
                                                                                       OF INVESTMENT
                                                                   TOTAL NUMBER         PORTFOLIOS
                                                                  OF INVESTMENT         WITHIN THE
                                                  TOTAL            COMPANIES IN      ALLIANCEBERNSTEIN
                                              COMPENSATION    THE ALLIANCEBERNSTEIN    FUND COMPLEX
                                                FROM THE          FUND COMPLEX,        INCLUDING THE
                                AGGREGATE   ALLIANCEBERNSTEIN  INCLUDING THE FUND,   FUND, AS TO WHICH
                               COMPENSATION   FUND COMPLEX,      AS TO WHICH THE      THE DIRECTOR IS
                                 FROM THE     INCLUDING THE   DIRECTOR IS A DIRECTOR   A DIRECTOR OR
NAME OF DIRECTOR                   FUND           FUND              OR TRUSTEE            TRUSTEE
----------------               ------------ ----------------- ---------------------- -----------------
Marilyn G. Fedak..............   $      0       $      0                1                   18
Irwin Engelman................   $138,750       $138,750                1                   18
Bart Friedman.................   $131,250       $131,250                1                   18
William Kristol...............   $127,500       $127,500                1                   18
Donald K. Peterson............   $131,250       $131,250                1                   18
Thomas B. Stiles II...........   $155,000       $155,000                1                   18
Rosalie J. Wolf...............   $156,250       $156,250                1                   18

As of January 4, 2010, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Portfolios.

OFFICER INFORMATION

   Certain information concerning the Fund's officers is set forth below.

 NAME, ADDRESS*             POSITION(S) HELD        PRINCIPAL OCCUPATION
 AND AGE                        WITH FUND            DURING LAST 5 YEARS
 --------------            -------------------  -----------------------------

 Marilyn G. Fedak, 63      President            See biography above.

 Philip L. Kirstein, 64    Senior Vice          Senior Vice President and
                           President and        Independent Compliance
                           Independent          Officer of the
                           Compliance Officer   AllianceBernstein Funds, with
                                                which he has been associated
                                                since October 2005. Prior
                                                thereto, he was Of Counsel to
                                                Kirkpatrick & Lockhart, LLP
                                                (law firm) from October 2003
                                                to October 2004, and General
                                                Counsel of Merrill Lynch
                                                Investment Managers, L.P.
                                                since prior to 2005.

 Emilie Wrapp, 54          Secretary            Senior Vice President,
                                                Assistant General Counsel and
                                                Assistant Secretary of
                                                AllianceBernstein
                                                Investments, Inc. ("ABI"),**
                                                with which she has been
                                                associated since prior to
                                                2005.

    Joseph J. Mantineo, 50    Treasurer and Chief  Senior Vice President of
                              Financial Officer    AllianceBernstein
                                                   Investor Services, Inc.
                                                   ("ABIS")** with which he
                                                   has been associated
                                                   since prior to 2005.

--------
*   The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
    Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105. ** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2009, totaling approximately $498 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB."

   As of September 30, 2009, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                        AXA and its subsidiaries   63.5%
                        Holding                    34.5
                        Unaffiliated holders        2.0
                                                  -----
                                                  100.0%
                                                  =====

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 64.1% economic interest in the Manager as of September 30, 2009.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement"); AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

                                                   ANNUAL PERCENTAGE OF AVERAGE DAILY NET
PORTFOLIO                                                 ASSETS OF EACH PORTFOLIO
---------                                       --------------------------------------------

Short Duration California Municipal Portfolio   0.45% of the first $750 million; 0.40% of
                                                assets in excess of $750 million

Short Duration Diversified Municipal Portfolio  0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio     0.45% of the first $750 million; 0.40% of
                                                assets in excess of $750 million

U.S. Government Short Duration Portfolio        0.45% of the first $750 million; 0.40% of
                                                assets in excess of $750 million

Short Duration Plus Portfolio                   0.45% of the first $750 million; 0.40% of
                                                assets in excess of $750 million

New York Municipal Portfolio                    0.50% of the first $1 billion; 0.45% in
                                                excess of $1 billion up to, but not
                                                exceeding $3 billion; 0.40% in excess of $3
                                                billion up to, but not exceeding $5 billion;
                                                0.35% of assets in excess of $5 billion

California Municipal Portfolio                  0.50% of the first $1 billion; 0.45% in
                                                excess of $1 billion up to, but not
                                                exceeding $3 billion; 0.40% in excess of $3
                                                billion up to, but not exceeding $5 billion;
                                                0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio                 0.50% of the first $1 billion; 0.45% in
                                                excess of $1 billion up to, but not
                                                exceeding $3 billion; 0.40% in excess of $3
                                                billion up to, but not exceeding $5 billion;
                                                0.35% of assets in excess of $5 billion
Intermediate Duration Portfolio                 0.50% of the first $1 billion; 0.45% in
                                                excess of $1 billion up to, but not
                                                exceeding $3 billion; 0.40% in excess of $3
                                                billion up to, but not exceeding $5 billion;
                                                0.35% in excess of $5 billion up to, but not
                                                exceeding $7 billion ; 0.30%

                                     of assets in excess of $7 billion

Tax-Managed International Portfolio  0.925% of the first $1 billion; 0.85% in excess of $1 billion up to, but not
                                     exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion;
                                     0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10
                                     billion; 0.60% of assets in excess of $10 billion

International Portfolio              0.925% of the first $1 billion; 0.85% in
                                     excess of $1 billion up to, but not
                                     exceeding $4 billion; 0.80% in excess of $4
                                     billion up to, but not exceeding $6 billion;
                                     0.75% in excess of $6 billion up to, but not
                                     exceeding $8 billion; 0.65% of assets in
                                     excess of $8 billion

Emerging Markets Portfolio           1.175% of the first $1 billion; 1.05% in
                                     excess of $1 billion up to, but not
                                     exceeding $2 billion; 1.00% in excess of $2
                                     billion up to, but not exceeding $3 billion;
                                     0.90% in excess of $3 billion up to, but not
                                     exceeding $6 billion; 0.85% of assets in
                                     excess of $6 billion

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2007, September 30, 2008 and September 30, 2009:

                                                        MANAGEMENT FEE FOR THE FISCAL YEARS
                                                                ENDED SEPTEMBER 30,
                                                        -----------------------------------
PORTFOLIO                                                  2007        2008        2009
---------                                               ----------- ----------- -----------
U.S. Government Short Duration Portfolio............... $   418,925 $   429,561 $   735,719
Short Duration Plus Portfolio.......................... $ 2,026,619 $ 1,824,993 $ 2,011,659
Short Duration New York Municipal Portfolio............ $   485,619 $   596,193 $   837,560
Short Duration California Municipal Portfolio.......... $   353,928 $   480,163 $   537,470
Short Duration Diversified Municipal Portfolio......... $   995,137 $ 1,248,057 $ 1,660,469
Intermediate Duration Portfolio........................ $20,370,679 $22,773,382 $19,855,419
New York Municipal Portfolio........................... $ 8,080,247 $ 9,019,485 $ 8,241,863
California Municipal Portfolio......................... $ 6,570,068 $ 7,096,169 $ 6,097,729
Diversified Municipal Portfolio........................ $19,145,421 $22,491,370 $21,341,732
Tax-Managed International Portfolio.................... $69,524,096 $67,990,294 $37,819,306
International Portfolio................................ $34,425,664 $33,919,294 $18,296,643
Emerging Markets Portfolio............................. $28,855,747 $31,025,338 $16,568,307

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   In addition to the Management Agreement, the Fund, on behalf of each of the Portfolios, has entered into Shareholder Servicing Agreements with AllianceBernstein. AllianceBernstein serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of AllianceBernstein's duties in this regard may be delegated. AllianceBernstein has delegated some of such duties to AllianceBernstein Investor Services, Inc. ("ABIS") and to Sanford C. Bernstein & Co., LLC ("Bernstein LLC"), each a wholly-owned subsidiary of AllianceBernstein. Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by AllianceBernstein and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio's average daily net assets and the fee paid by the Tax-Managed International Portfolio, International Portfolio and the Emerging Markets Portfolio for these services is 0.25% of that Portfolio's average daily net assets. The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2007, September 30, 2008 and September 30, 2009:

                                                        SHAREHOLDER SERVICING FEE FOR THE FISCAL YEARS
                                                                ENDED SEPTEMBER 30,
                                                        ----------------------------------------------
PORTFOLIO                                                  2007            2008            2009
---------                                                 -----------     -----------    -----------
U.S. Government Short Duration Portfolio............... $    83,785     $    94,678     $   163,493
Short Duration Plus Portfolio.......................... $   355,957     $   342,890     $   367,414
Short Duration New York Municipal Portfolio............ $   106,936     $   132,487     $   186,124
Short Duration California Municipal Portfolio.......... $    77,929     $   106,703     $   119,437
Short Duration Diversified Municipal Portfolio......... $   219,160     $   277,346     $   368,993
Intermediate Duration Portfolio........................ $ 4,592,670     $ 5,220,966     $ 4,463,855
New York Municipal Portfolio........................... $ 1,608,192     $ 1,828,068     $ 1,643,093
California Municipal Portfolio......................... $ 1,294,527     $ 1,414,368     $ 1,186,613
Diversified Municipal Portfolio........................ $ 4,174,406     $ 5,052,989     $ 4,716,436
Tax-Managed International Portfolio.................... $21,428,663     $20,833,302     $10,942,148
International Portfolio................................ $ 9,731,511     $ 9,571,214     $ 5,080,061
Emerging Markets Portfolio............................. $ 6,651,437     $ 7,193,834     $ 3,647,216

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the "Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at meetings held on October 21-22, 2009.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-American Fund, Inc., all registered closed-end investment companies.

   Distributor. Sanford C. Bernstein LLC, located at 1345 Avenue of the Americas, New York, New York 10105, acts as distributor (the "Distributor") of each Portfolio's shares pursuant to Distribution Agreements.

Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2009, AllianceBernstein employees had approximately $742,867,656.88 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

SANFORD C. BERNSTEIN FUND, INC.

    .  INTERNATIONAL PORTFOLIO

    .  TAX-MANAGED INTERNATIONAL PORTFOLIO

    .  EMERGING MARKETS PORTFOLIO

   The management of and investment decisions for the Portfolios' portfolios are made by the Blend Strategies Team. The five investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Seth J. Masters, Dokyoung Lee, Thomas Fontaine,/2/ Patrick Rudden/2/ and Joshua B. Lisser. For additional information about the portfolio management of the Portfolios, see "Management of the Portfolios" in the Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2009.

  TAX-MANAGED
  INTERNATIONAL PORTFOLIO  DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
  -----------------------  --------------------------------------------------
     Dokyoung Lee.........                $100,001 - $500,000
     Seth J. Masters......                $100,001 - $500,000

     EMERGING MARKETS
     PORTFOLIO         DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
     ----------------  --------------------------------------------------
     Dokyoung Lee.....                $100,001 - $500,000
     Seth J. Masters..                Over $500,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.
--------
/1/ Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
/2/ Effective February 10, 2009, Thomas Fontaine and Patrick Rudden replaced Marc O. Mayer as two of the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.

INTERNATIONAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Thomas Fontaine.........       99          $24,255           None             None
Dokyoung Lee............       97          $23,681           None             None
Joshua B. Lisser........      105          $37,240           None             None
Seth J. Masters.........       99          $24,255           None             None
Patrick Rudden..........       77          $15,488           None             None

TAX-MANAGED INTERNATIONAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Thomas Fontaine.........       99          $21,332           None             None
Dokyoung Lee............       97          $20,758           None             None
Joshua B. Lisser........      105          $34,317           None             None
Seth J. Masters.........       99          $21,332           None             None
Patrick Rudden..........       77          $12,565           None             None

EMERGING MARKETS PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Thomas Fontaine.........       99          $24,671           None             None
Dokyoung Lee............       97          $24,097           None             None
Joshua B. Lisser........      105          $37,656           None             None
Seth J. Masters.........       99          $24,671           None             None
Patrick Rudden..........       77          $15,904           None             None

INTERNATIONAL PORTFOLIO
TAX-MANAGED INTERNATIONAL PORTFOLIO
EMERGING MARKETS PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                                      TOTAL ASSETS OF
                                                                          POOLED
                           TOTAL    TOTAL ASSETS OF                     INVESTMENT
                         NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                           POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                         INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
                          VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER         MANAGED      MILLIONS)       BASED FEES        MILLIONS)
-----------------        ---------- --------------- ----------------- ---------------
Thomas Fontaine.........    451         $16,879            15              $616
Dokyoung Lee............    446         $16,808            15              $616
Joshua B. Lisser........    453         $17,034            15              $616
Seth J. Masters.........    451         $16,879            15              $616
Patrick Rudden..........    411         $15,996            15              $616

INTERNATIONAL PORTFOLIO
TAX-MANAGED INTERNATIONAL PORTFOLIO
EMERGING MARKETS PORTFOLIO

                                OTHER ACCOUNTS

                                                                     TOTAL ASSETS OF
                           TOTAL                                     OTHER ACCOUNTS
                         NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                           OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
                         ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER         MANAGED     MILLIONS)       BASED FEES        MILLIONS)
-----------------        --------- --------------- ----------------- ---------------
Thomas Fontaine.........    223        $40,291            26             $4,830
Dokyoung Lee............    205        $38,362            26             $4,830
Joshua B. Lisser........    262        $49,523            26             $4,830
Seth J. Masters.........    223        $40,291            26             $4,830
Patrick Rudden..........    203        $37,828            23             $3,628

SANFORD C. BERNSTEIN FUND, INC.

    .  SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

    .  SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

    .  SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

    .  NEW YORK MUNICIPAL PORTFOLIO

    .  CALIFORNIA MUNICIPAL PORTFOLIO

    .  DIVERSIFIED MUNICIPAL PORTFOLIO

   The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, Wayne Godlin and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios" in the Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2009.

SHORT DURATION NEW YORK
MUNICIPAL PORTFOLIO            DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
-----------------------        --------------------------------------------------
R. B. Davidson III............                  Over $1,000,000

                                               DOLLAR RANGE OF
       NEW YORK MUNICIPAL PORTFOLIO   EQUITY SECURITIES IN THE PORTFOLIO
       ----------------------------   ----------------------------------
       Michael Brooks................          Over $1,000,000
       R. B. Davidson III............          Over $1,000,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Michael Brooks..........      22           $13,152           None             None
Fred S. Cohen...........      22           $13,152           None             None
R. B. Davidson III......      22           $13,152           None             None
Wayne Godlin............      22           $13,152           None             None
Terrance T. Hults.......      22           $13,152           None             None

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Michael Brooks..........      22           $13,278           None             None
Fred S. Cohen...........      22           $13,278           None             None
R. B. Davidson III......      22           $13,278           None             None
Wayne Godlin............      22           $13,278           None             None
Terrance T. Hults.......      22           $13,278           None             None

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Michael Brooks..........      22           $12,954           None             None
Fred S. Cohen...........      22           $12,954           None             None
R. B. Davidson III......      22           $12,954           None             None
Wayne Godlin............      22           $12,954           None             None
Terrance T. Hults.......      22           $12,954           None             None

NEW YORK MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Michael Brooks..........      22           $11,694           None             None
Fred S. Cohen...........      22           $11,694           None             None
R. B. Davidson III......      22           $11,694           None             None
Wayne Godlin............      22           $11,694           None             None
Terrance T. Hults.......      22           $11,694           None             None

CALIFORNIA MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                    TOTAL ASSETS
                                                        NUMBER OF   OF REGISTERED
                                                        REGISTERED   INVESTMENT
                                       TOTAL ASSETS OF  INVESTMENT    COMPANIES
                         TOTAL NUMBER    REGISTERED     COMPANIES      MANAGED
                         OF REGISTERED   INVESTMENT      MANAGED        WITH
                          INVESTMENT      COMPANIES        WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-  BASED FEES
PORTFOLIO MANAGER           MANAGED       MILLIONS)     BASED FEES  (IN MILLIONS)
-----------------        ------------- --------------- ------------ -------------
Michael Brooks..........      22           $12,232         None         None
Fred S. Cohen...........      22           $12,232         None         None
R. B. Davidson III......      22           $12,232         None         None
Wayne Godlin............      22           $12,232         None         None
Terrance T. Hults.......      22           $12,232         None         None

DIVERSIFIED MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Michael Brooks..........      22           $8,452            None             None
Fred S. Cohen...........      22           $8,452            None             None
R. B. Davidson III......      22           $8,452            None             None
Wayne Godlin............      22           $8,452            None             None
Terrance T. Hults.......      22           $8,452            None             None

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
NEW YORK MUNICIPAL PORTFOLIO
CALIFORNIA MUNICIPAL PORTFOLIO
DIVERSIFIED MUNICIPAL PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                                      TOTAL ASSETS OF
                                                                          POOLED
                           TOTAL    TOTAL ASSETS OF                     INVESTMENT
                         NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                           POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                         INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
                          VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER         MANAGED      MILLIONS)       BASED FEES        MILLIONS)
-----------------        ---------- --------------- ----------------- ---------------
Michael Brooks..........    None         None             None             None
Fred S. Cohen...........    None         None             None             None
R. B. Davidson III......    None         None             None             None
Wayne Godlin............    None         None             None             None
Terrance T. Hults.......    None         None             None             None

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO
SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO
SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
NEW YORK MUNICIPAL PORTFOLIO
CALIFORNIA MUNICIPAL PORTFOLIO
DIVERSIFIED MUNICIPAL PORTFOLIO

                                OTHER ACCOUNTS

                                                                           TOTAL ASSETS OF
                                 TOTAL                                     OTHER ACCOUNTS
                               NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                                 OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
                               ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER               MANAGED     MILLIONS)       BASED FEES        MILLIONS)
-----------------              --------- --------------- ----------------- ---------------
Michael Brooks................   1,735       $13,345             2              $119
Fred S. Cohen.................   1,735       $13,345             2              $119
R. B. Davidson III............   1,735       $13,345             2              $119
Wayne Godlin..................   1,735       $13,345             2              $119
Terrance T. Hults.............   1,735       $13,345             2              $119

SANFORD C. BERNSTEIN FUND, INC.

    .  U.S. GOVERNMENT SHORT DURATION PORTFOLIO

    .  SHORT DURATION PLUS PORTFOLIO

   The management of and investment decisions for the Portfolios' portfolios are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The five investment professionals/3/ with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are:
Jon P. Denfeld, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg
J. Wilensky. For additional information about the portfolio management of the Portfolios, see "Management of the Portfolios" in the Prospectus.

   THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2009.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.
--------
/3/ Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Jon P. Denfeld..........       3           $ 1,672           None              None
Shawn E. Keegan.........       7           $10,477           None              None
Alison M. Martier.......       7           $10,477           None              None
Douglas J. Peebles......      36           $20,609              1             $  12
Greg J. Wilensky........      10           $10,636              1             $  12

SHORT DURATION PLUS PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Jon P. Denfeld..........       3           $ 1,421           None              None
Shawn E. Keegan.........       7           $10,266           None              None
Alison M. Martier.......       7           $10,266           None              None
Douglas J. Peebles......      36           $20,358              1             $  12
Greg J. Wilensky........      10           $10,385              1             $  12

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
SHORT DURATION PLUS PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                                      TOTAL ASSETS OF
                                                                          POOLED
                           TOTAL    TOTAL ASSETS OF                     INVESTMENT
                         NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                           POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                         INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
                          VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER         MANAGED      MILLIONS)       BASED FEES        MILLIONS)
-----------------        ---------- --------------- ----------------- ---------------
Jon P. Denfeld..........      7         $ 1,935              2             $ 251
Shawn E. Keegan.........      7         $   655           None              None
Alison M. Martier.......      7         $   655           None              None
Douglas J. Peebles......     88         $29,816              4             $ 169
Greg J. Wilensky........     13         $ 1,684              4             $ 169

U.S. GOVERNMENT SHORT DURATION PORTFOLIO
SHORT DURATION PLUS PORTFOLIO

                                OTHER ACCOUNTS

                                                                     TOTAL ASSETS OF
                           TOTAL                                     OTHER ACCOUNTS
                         NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                           OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
                         ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER         MANAGED     MILLIONS)       BASED FEES        MILLIONS)
-----------------        --------- --------------- ----------------- ---------------
Jon P. Denfeld..........    117        $ 5,073             1             $  643
Shawn E. Keegan.........     97        $ 6,836             2             $  632
Alison M. Martier.......     96        $ 6,814             2             $  632
Douglas J. Peebles......    327        $91,258             8             $3,376
Greg J. Wilensky........    100        $ 6,993             2             $  632

SANFORD C. BERNSTEIN FUND, INC.

    .  INTERMEDIATE DURATION PORTFOLIO

   The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. The six investment professionals with the most significant responsibility for the day-to-day management of the Portfolio's portfolio are: Paul J. DeNoon, Shawn
E. Keegan, Alison M. Martier, Douglas J. Peebles, and Greg J. Wilensky. For additional information about the portfolio management of the Portfolios, see "Management of the Portfolios" in the Prospectus.

   THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2009.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.

INTERMEDIATE DURATION PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Paul J. DeNoon..........      17           $ 8,484              1             $  12
Shawn E. Keegan.........       7           $ 5,644           None              None
Alison M. Martier.......       7           $ 5,644           None              None
Douglas J. Peebles......      36           $15,776              1             $  12
Greg J. Wilensky........      10           $ 5,804              1             $  12

INTERMEDIATE DURATION PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                                      TOTAL ASSETS OF
                                                                          POOLED
                           TOTAL    TOTAL ASSETS OF                     INVESTMENT
                         NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                           POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                         INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
                          VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER         MANAGED      MILLIONS)       BASED FEES        MILLIONS)
-----------------        ---------- --------------- ----------------- ---------------
Paul J. DeNoon..........     35         $18,286              4             $ 169
Shawn E. Keegan.........      7         $   655           None              None
Alison M. Martier.......      7         $   655           None              None
Douglas J. Peebles......     88         $29,816              4             $ 169
Greg J. Wilensky........     13         $ 1,684              4             $ 169

INTERMEDIATE DURATION PORTFOLIO

                                OTHER ACCOUNTS

                           TOTAL                                      TOTAL ASSETS OF
                         NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER   OTHER ACCOUNTS
                           OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED  WITH PERFORMANCE-
                         ACCOUNTS    MANAGED (IN   WITH PERFORMANCE-  BASED FEES (IN
PORTFOLIO MANAGER         MANAGED     MILLIONS)       BASED FEES         MILLIONS)
-----------------        --------- --------------- ----------------- -----------------
Paul J. DeNoon..........     80        $21,030             5              $2,611
Shawn E. Keegan.........     97        $ 6,836             2              $  632
Alison M. Martier.......     96        $ 6,814             2              $  632
Douglas J. Peebles......    327        $91,258             8              $3,376
Greg J. Wilensky........    100        $ 6,993             2              $  632

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under the Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Manager expects that all deferred awards will be in the form of the Manager's publicly traded equity securities. /4/

   (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

   (v) Compensation under the Manager's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.
--------
/4/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Manager's Master Limited Partnership Units.

                                NET ASSET VALUE

   NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

   (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for each of the Portfolios. In general, securities in which the Fixed-Income Portfolios invest are traded on a "net" rather than a transaction-charge basis with dealers acting as principals for their own accounts without a stated transaction charge. Accordingly, the price of the security may reflect an increase or decrease from the price paid by the dealer together with a spread between the bid and asked price, which provides the opportunity for a profit or loss to the dealer. The International Portfolios and the Emerging Markets Portfolio generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the

United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

   Each Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. A Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

   Investment decisions for the Fund are made independently from those of other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

   Allocations are made by the officers of the Fund or of the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department of the Manager.

   Each Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   Information about the brokerage commissions paid by the Portfolios, including to Bernstein LLC, which is an affiliated broker of the Fund and Bernstein Limited, which is also an affiliated broker of the Fund is set forth in the following table:

                                              AGGREGATE BROKERAGE BROKERAGE COMMISSIONS
                                                  COMMISSIONS      PAID TO AFFILIATED
PORTFOLIO                                            PAID                BROKERS
---------                                     ------------------- ---------------------
U.S. Government Short Duration Portfolio
   Fiscal Year Ended September 30, 2007......         $0                   $0
   Fiscal Year ended September 30, 2008......         $0                   $0
   Fiscal Year Ended September 30, 2009......         $0                   $0
Short Duration Plus Portfolio
   Fiscal Year Ended September 30, 2007......         $0                   $0

   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
Short Duration New York Municipal Portfolio
   Fiscal Year Ended September 30, 2007..................... $         0 $      0
   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
Short Duration California Municipal Portfolio
   Fiscal Year Ended September 30, 2007..................... $         0 $      0
   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
Short Duration Diversified Municipal Portfolio
   Fiscal Year Ended September 30, 2007..................... $         0 $      0
   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
Intermediate Duration Portfolio
   Fiscal Year Ended September 30, 2007..................... $         0 $      0
   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
New York Municipal Portfolio
   Fiscal Year Ended September 30, 2007..................... $         0 $      0
   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
California Municipal Portfolio
   Fiscal Year Ended September 30, 2007..................... $         0 $      0
   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
Diversified Municipal Portfolio
   Fiscal Year Ended September 30, 2007..................... $         0 $      0
   Fiscal Year ended September 30, 2008..................... $         0 $      0
   Fiscal Year Ended September 30, 2009..................... $         0 $      0
Tax-Managed International Portfolio
   Fiscal Year Ended September 30, 2007..................... $10,116,685 $158,225
   Fiscal Year ended September 30, 2008..................... $11,198,905 $372,421
   Fiscal Year Ended September 30, 2009..................... $ 6,468,768 $      0
International Portfolio
   Fiscal Year Ended September 30, 2007..................... $ 5,101,222 $  4,908
   Fiscal Year ended September 30, 2008..................... $ 4,000,084 $ 29,732
   Fiscal Year Ended September 30, 2009..................... $ 3,303,472 $      0
Emerging Markets Portfolio
   Fiscal Year Ended September 30, 2007..................... $ 5,995,552 $      0
   Fiscal Year ended September 30, 2008..................... $ 4,599,204 $      0
   Fiscal Year Ended September 30, 2009..................... $ 3,611,681 $      0

   The following table relates to brokerage commissions paid by the Portfolios to Bernstein LLC for the fiscal year ended September 30, 2009:

                                                         % OF AGGREGATE DOLLAR
                                 % OF PORTFOLIO'S       AMOUNT OF TRANSACTIONS
                                     AGGREGATE         INVOLVING THE PAYMENT OF
                               BROKERAGE COMMISSIONS     COMMISSIONS EFFECTED
PORTFOLIO                    PAID TO AFFILIATED BROKER THROUGH AFFILIATED BROKER
---------                    ------------------------- -------------------------
U.S. Government Short
  Duration Portfolio........             0%                        0%
Short Duration Plus
  Portfolio.................             0%                        0%
Short Duration New York
  Municipal Portfolio.......             0%                        0%
Short Duration California
  Municipal Portfolio.......             0%                        0%
Short Duration Diversified
  Municipal Portfolio.......             0%                        0%
Intermediate Duration
  Portfolio.................             0%                        0%
New York Municipal Portfolio             0%                        0%
California Municipal
  Portfolio.................             0%                        0%
Diversified Municipal
  Portfolio.................             0%                        0%
Tax-Managed International
  Portfolio.................             0%                        0%
International Portfolio.....             0%                        0%
Emerging Markets Portfolio..             0%                        0%

   The following table relates to brokerage commissions paid by the Portfolios to Bernstein Limited for the fiscal year ended September 30, 2009:

                                                         % OF AGGREGATE DOLLAR
                                 % OF PORTFOLIO'S       AMOUNT OF TRANSACTIONS
                                     AGGREGATE         INVOLVING THE PAYMENT OF
                               BROKERAGE COMMISSIONS     COMMISSIONS EFFECTED
PORTFOLIO                    PAID TO AFFILIATED BROKER THROUGH AFFILIATED BROKER
---------                    ------------------------- -------------------------
U.S. Government Short
  Duration Portfolio........             0%                        0%
Short Duration Plus
  Portfolio.................             0%                        0%
Short Duration New York
  Municipal Portfolio.......             0%                        0%
Short Duration California
  Municipal Portfolio.......             0%                        0%
Short Duration Diversified
  Municipal Portfolio.......             0%                        0%
Intermediate Duration
  Portfolio.................             0%                        0%
New York Municipal Portfolio             0%                        0%
California Municipal
  Portfolio.................             0%                        0%
Diversified Municipal
  Portfolio.................             0%                        0%
Tax-Managed International
  Portfolio.................             0%                        0%
International Portfolio.....             0%                        0%
Emerging Markets Portfolio..             0%                        0%

DISCLOSURE OF PORTFOLIO HOLDINGS

   The Fund believes that the ideas of AllianceBernstein's investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   AllianceBernstein has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable, approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   AllianceBernstein may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to AllianceBernstein's employees and affiliates that provide services to the Fund. In addition, AllianceBernstein may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios' by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. AllianceBernstein does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about a Portfolio's portfolio holdings is permitted, however, AllianceBernstein's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings

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information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may AllianceBernstein or its affiliates receive any consideration or compensation for disclosing the information.

   AllianceBernstein has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only AllianceBernstein's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in AllianceBernstein's product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of the Portfolios' shareholders. AllianceBernstein's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of AllianceBernstein or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by AllianceBernstein's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. AllianceBernstein reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with AllianceBernstein's policy and any applicable confidentiality agreement. AllianceBernstein's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, AllianceBernstein will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Fund's regulatory filings; (iii) the Custodian in connection with its custody of a Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

                       PURCHASE AND REDEMPTION OF SHARES

   Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value the Fund's assets are more fully set forth in the Prospectus. The Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders. The Emerging Markets Portfolio assesses a portfolio

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transaction fee on purchases of Portfolio shares equal to 1% of the dollar amount invested in the Portfolio (including purchases made by exchanging shares of other Fund portfolios for shares of the Emerging Markets Portfolio) and a portfolio transaction fee on cash redemptions of 1% of the dollar amount redeemed from the Portfolio (including redemptions made by exchanging shares of the Emerging Markets Portfolio for shares of other Fund portfolios).

   The Portfolios, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and this valuation is made as of the same time the redemption price is determined.

   In order to open your account, the Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

   RIGHT TO RESTRICT, REJECT OR CANCEL PURCHASE AND EXCHANGE ORDERS. The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder's financial intermediary.

   RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund and Bernstein LLC will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Portfolio may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased

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administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates it own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

   POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund, AllianceBernstein and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    . TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund and Bernstein LLC may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-

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      established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

    . ACCOUNT BLOCKING PROCEDURES. If the Fund or Bernstein LLC determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the Fund or Bernstein LLC that the account holder did not or will not in the future engage in excessive or short duration trading.

    . APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

    . RISKS TO SHAREHOLDER RESULTING FROM IMPOSITION OF ACCOUNT BLOCKS IN RESPONSE TO EXCESSIVE SHORT-TERM TRADING ACTIVITY. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

   LIMITATIONS ON ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and Bernstein LLC to detect excessive or

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short duration trading in fund shares, there is no guarantee that the Fund or
Bernstein LLC will be able to identify these shareholders or curtail their trading practices. In particular, the Fund and Bernstein LLC may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

                  CODE OF ETHICS AND PROXY VOTING PROCEDURES

   The Fund, the Manager and the Distributor have each adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                                     TAXES

   The Fund intends each Portfolio to continue to qualify as a "regulated investment company" under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements"). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii)

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90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or

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overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the International Portfolios and the Emerging Markets Portfolio is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains (currently at a maximum rate of 15% for non-corporate shareholders; for taxable years beginning on or after January 1, 2011, the long-term capital gains rate is scheduled to return to 20%), regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Portfolios (as defined below) and properly designated as exempt-interest dividends will not be subject to regular U.S. federal income tax.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios (which generally will be exempt from U.S. federal income tax to the extent discussed below) and Fixed-Income Taxable Portfolios. However, dividends received from Non-U.S. Stock Portfolios may, to a certain extent, qualify for such rate.

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   The Short Duration New York Municipal Portfolio and the New York Municipal
Portfolio provide income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The Short Duration California Municipal Portfolio and the California Municipal Portfolio provide income which is tax-free (except for alternative minimum tax) for U.S. federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio provide income which is tax-free for federal income tax purposes (except for AMT) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Short Duration New York Municipal Portfolio, the New York Municipal Portfolio, the Short Duration California Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the "Municipal Portfolios") will comply with the requirement of Code
Section 852(b)(5) that at on a quarterly basis least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you, during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you, and such income must be reported on your U.S. federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash

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dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Portfolio that represents income derived from certain revenue or private activity bonds held by the Municipal Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a Municipal Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are
(i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the

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original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

   The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

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Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that otherwise constitute ordinary deductions and that are allocable under the Code to exempt-interest dividends would not be allowed as a deduction but will reduce net tax exempt income. The tax treatment of many types of credit default swaps is uncertain.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the

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borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

   Provided the International Portfolios and the Emerging Markets Portfolio each qualifies as a regulated investment company and more, as is expected, than 50% of the value of each such Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

   Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the "passive income" category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

   The International Portfolios and the Emerging Markets Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests:
(1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered

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to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

   If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by a Portfolio from Real Estate Investment Trusts ("REITs"), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes;
(3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder

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from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed-through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares of the Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio's sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distribution is attributable to distributions from a REIT to the Portfolio. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Portfolio's assets are invested in REITs and other U.S. real property holding corporations.

   Disposition of Portfolio shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

   The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio's participation in a wash sale transaction or its payment of a substitute dividend.

       Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

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corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Portfolio's assets are invested in REITs and other U.S. real property holding corporations.

   Disposition of Portfolio shares by foreign shareholders on or before December 31, 2009, will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations, the Portfolio is not domestically controlled, and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

   The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio's participation in a wash sale transaction or its payment of a substitute dividend.

   Provided that 50% or more of the value of a Portfolio's stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Portfolio has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) occurring on or before December 31, 2009, in redemption of a foreign shareholder's shares of the Portfolio will cause the Portfolio to recognize gain. If a Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio's adjusted bases to the extent of the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of redemption for redemptions.

   For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Portfolio's "qualified net interest income" (generally, a Portfolio's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Portfolio's "qualified short-term capital gains" (generally, the excess of a Portfolio's net short-term capital gain over the Portfolio's long-term capital loss for such taxable year). However, depending on its circumstances, a Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

   For taxable years beginning before January 1, 2010, distributions that a Portfolio designates as "short-term capital gains dividends" or "long-term capital gains dividends" may

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not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

       CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED PUBLIC
                   ACCOUNTING FIRM AND FINANCIAL STATEMENTS

   State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, Massachusetts 02111, is the Custodian and Accounting Agent for the Fund. Foreign securities and currency owned by the Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act. State Street also serves as Transfer Agent, and in that capacity maintains certain books and records pursuant to an agreement within the Fund.

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The Fund's September 30, 2009 audited financial statements included in its 2009 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) the Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

                             DESCRIPTION OF SHARES

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001. Shares are also redeemable at the option of the Fund, if the NAV of a shareholder's account is less than $1,000.

   Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected

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upon the action of two-thirds of the outstanding shares of all of the
Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   To the knowledge of the Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Class as of January 4, 2010.

                                                        NO. OF SHARES % OF
    PORTFOLIO                     NAME AND ADDRESS        OF CLASS    CLASS
    ---------                 ------------------------  ------------- -----
    U.S. Government Short     The Fund for Public       1,652,712.207 10.94%
    Duration Portfolio        Schools, Inc.
                              Grant Obligations II
                              Ms. Stephanie P. Dua,
                              CEO52 Chambers StreetNew
                              York, NY 10007-1222

    Short Duration New York   E. Gluck Corporation      1,354.141.348  6.49%
    Municipal Portfolio       29-10 Thompson Avenue
                              Long Island City, NY
                              11101-2929

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                                  APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/5/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.
--------
/5/   Reprinted from Standard & Poor's Bond Guide

Fitch/6/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.
--------
/6/   As provided by Fitch Ratings, Inc.

Moody's/7/

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
--------
/7/   Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/8/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.
--------
/8/   Reprinted from Standard & Poor's Bond Guide

Fitch/9/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/10/

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.
--------
/9/   As provided by Fitch Ratings, Inc.
/10/  Reprinted from Moody's Bond Record and Short Term Market Record

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/11/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
--------
/11/  Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/12/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.
--------
/12/  As provided by Fitch Ratings, Inc.

                                  APPENDIX B

                          [LOGO OF ALLIANCEBERNSTEIN]
--------------------------------------------------------------------------------
                                  Firm Policy
--------------------------------------------------------------------------------
                   STATEMENT OF POLICIES AND PROCEDURES FOR
                                 PROXY VOTING

--------------------------------------------------------------------------------

1.  INTRODUCTION

   As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

   This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.  PROXY POLICIES

   This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

   2.1.CORPORATE GOVERNANCE

       AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

   2.2.ELECTIONS OF DIRECTORS

       Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

   2.3.APPOINTMENT OF AUDITORS

       AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

   2.4.CHANGES IN LEGAL AND CAPITAL STRUCTURE

       Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

   2.5.CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS

       AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

   2.6.PROPOSALS AFFECTING SHAREHOLDER RIGHTS

       AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

   2.7.ANTI-TAKEOVER MEASURES

       AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

   2.8.EXECUTIVE COMPENSATION

       AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e.,

       "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

   2.9.SOCIAL AND CORPORATE RESPONSIBILITY

       AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.  PROXY VOTING PROCEDURES

   3.1.PROXY VOTING COMMITTEES

       Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

   3.2.CONFLICTS OF INTEREST

       AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
       (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote;
       (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

       Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

   3.3.PROXIES OF CERTAIN NON-U.S. ISSUERS

       Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

       In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

   3.4.LOANED SECURITIES

       Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

   3.5.PROXY VOTING RECORDS

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at
       (800) 227-4618.

[LOGO OF ALLIANCEBERNSTEIN]

                    ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
                  ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
                 ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

--------------------------------------------------------------------------------

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               January 29, 2010

--------------------------------------------------------------------------------

   This Statement of Additional Information ("SAI") relates to the following classes of the AllianceBernstein Intermediate New York Municipal Portfolio (the "New York Municipal Portfolio"), the AllianceBernstein Intermediate California Municipal Portfolio (the "California Municipal Portfolio") and the AllianceBernstein Intermediate Diversified Municipal Portfolio (the "Diversified Municipal Portfolio," together with the New York Municipal Portfolio and the California Municipal Portfolio, the "Portfolios," and each a "Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund").

 PORTFOLIO AND CLASS                           EXCHANGE TICKER SYMBOL
 -------------------                    -------------------------------------
 ALLIANCEBERNSTEIN INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO
    Class A                                             ANIAX
    Class B                                             ANYBX
    Class C                                             ANMCX
 ALLIANCEBERNSTEIN INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
    Class A                                             AICAX
    Class B                                             ACLBX
    Class C                                             ACMCX
 ALLIANCEBERNSTEIN INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
    Class A                                             AIDAX
    Class B                                             AIDBX
    Class C                                             AIMCX

   This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated January 29, 2010 for the Portfolios (the "Prospectus"). Copies of such Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above. Certain financial statements from the Fund's annual report dated September 30, 2009 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HISTORY..............................................................   3
INVESTMENT STRATEGIES AND RELATED RISKS...................................   3
INVESTMENT RESTRICTIONS...................................................  30
INVESTMENTS...............................................................  33
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES................  54
MANAGEMENT OF THE FUND....................................................  61
EXPENSES OF THE FUND......................................................  70
CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES...................  73
PURCHASE OF SHARES........................................................  74
REDEMPTION AND REPURCHASE OF SHARES.......................................  95
SHAREHOLDER SERVICES......................................................  97
NET ASSET VALUE........................................................... 100
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................ 103
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................... 112
GENERAL INFORMATION....................................................... 115
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
  FINANCIAL STATEMENTS.................................................... 120
APPENDIX A................................................................ A-1
APPENDIX B................................................................ B-1

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.

   The New York Municipal Portfolio, doing business as AllianceBernstein Intermediate New York Municipal Portfolio, commenced offering the New York Municipal Class shares on January 9, 1989; the California Municipal Portfolio, doing business as the AllianceBernstein Intermediate California Municipal Portfolio, commenced offering the California Municipal Class shares on August 6, 1990; and the Diversified Municipal Portfolio, doing business as the AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate Prospectus. On February 1, 2002, the New York Municipal Portfolio, California Municipal Portfolio and the Diversified Municipal Portfolio commenced offering Class A, Class B and Class C Shares.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   The New York Municipal Portfolio and the California Municipal Portfolio are non-diversified. The Diversified Municipal Portfolio is diversified. The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios' Prospectus. Except as otherwise noted, each Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended ( "1940 Act"), and may be changed by the Board of Directors of the Fund with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

ALL PORTFOLIOS

   Each Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, each of the Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   None of the Portfolios will purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG-1 or VMIG-1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") to be of comparable quality. In addition, none of the Portfolios will purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG-2 or VMIG-2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG-1, VMIG-1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB, B or CCC by Standard & Poor's and Fitch, or Ba, B or Caa by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, which govern all Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of each of the Portfolios may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of each of the Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio's shares fluctuates with the value of its investments.

   As a fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. "Municipal Securities" are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax ("AMT").

   In addition to Municipal Securities, each Portfolio may invest in non Municipal Securities when, in the opinion of the Manager, the inclusion of the non municipal security will enhance the expected after tax return of the Portfolio in accordance with the Portfolio's objectives.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

   The Portfolios may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios' securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolios may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the

ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolios may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   A Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

ALTERNATIVE MINIMUM TAX

   Under current federal income tax law, (1) interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified "private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and
(2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject bonds"), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

   Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

NEW YORK MUNICIPAL PORTFOLIO

   The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the New York Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax ("New York Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the New York Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

   Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio's performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

   The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

CALIFORNIA MUNICIPAL PORTFOLIO

   The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. As a matter of fundamental policy, the California Municipal Portfolio, under normal circumstances, invests at least 80% of its net assets, at the time of investment, in a portfolio of Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax ("California Municipal Securities"). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

   The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a "regulated investment company" for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio's total assets be represented by cash, cash items, U.S. Government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio's total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. Government). If the California Municipal Portfolio's assets consist of the securities of a small number of issuers, any change in the market's assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

   Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

   The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

RISK OF CONCENTRATION IN A SINGLE STATE

(THE NEW YORK MUNICIPAL PORTFOLIO AND THE CALIFORNIA MUNICIPAL PORTFOLIO)

   The primary purpose of investing in a portfolio of a single state's Municipal Securities is the special tax treatment afforded the state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state's issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

   Municipal Securities in which a Portfolio's assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under "All Portfolios." See also Appendix A: "Description of Corporate and Municipal Bond Ratings" for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a "moral obligation" contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the "moral obligation" contract in the event of such non-appropriation.

   The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated May 15, 2009, as updated on November 3, 2009 with respect to New York and an Official Statement dated November 2009 with respect to California in connection with the issuance of certain securities, and other documents and sources, and does not purport to be complete. The Fund has not undertaken to verify independently such information and the Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding most securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which a Portfolio invests or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolio. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

   The following is based on information obtained from the Annual Information Statement of the State of New York, dated May 15, 2009, and the Update to the Annual Information Statement dated November 3, 2009.

Debt Reform Act of 2000

   The Debt Reform Act of 2000 ("Debt Reform Act") implemented statutory initiatives intended to improve the borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4% of personal income;
(b) a phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts; (c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

   The cap on new State-supported debt outstanding began at 0.75% of personal income in 2000-01 and is gradually increasing until it is fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs began at 0.75% of total governmental funds receipts and is gradually increasing until it is fully phased in at 5% in 2013-14.

   The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore the Division of the Budget ("DOB") intends to manage subsequent capital plans and issuance schedules under these limits.

   On October 30, 2008, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2008 at 2.33% of personal income and debt service on such debt at 1.48% of total governmental receipts, compared to the caps of 3.32% for each.

   Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decline from 0.74% ($.68 billion) in 2009-10 to only 0.08% ($763 million) in 2011-12, a decrease of 88% or $6 billion. In addition, debt outstanding is projected to exceed the cap by 0.03% ($314 million) in 2012-13 and by 0.04% ($384 million) in 2013-14. The State plans to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

   For purposes of analyzing the financial condition of the State, debt may be classified as State-supported debt and State-related debt. State-supported debt includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. State-related debt includes State-supported debt, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

   The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

   The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Budget Capital Plan projects that about $599 million in general obligation bonds will be issued in 2009-10.

   Also included in State-supported debt are certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, including certificates of participation ("COPs"), which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments (see "New York Local Government Assistance Corporation," below), various capital programs, educational and health facilities, prison construction, housing programs and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

   The State expects to continue to use lease-purchase and contractual-obligation financing arrangements to finance its capital programs, and expects to finance many of these capital programs with State Personal Income Tax ("PIT") Revenue Bonds. The 2009-10 Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in 2009-10.

New York Local Government Assistance Corporation

   In 1990, as part of a State fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first one percent of the State sales and use tax to pay debt service on these bonds. The legislation imposed a limitation on the annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need

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for additional borrowing and provided a schedule for eliminating it over time.
Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded. This provision limiting the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. No such restrictions were placed on the State's ability to issue deficit notes.

   As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of LGAC's borrowing is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

State Authorities

   The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (the "Authorities"). Authorities, which have responsibility for financing, constructing and/or operating revenue producing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2008, there were 19 Authorities that had aggregate outstanding debt of $140 billion, only a portion of which constitutes State-supported or State-related debt.

   Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies that may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any Authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other Authorities that had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2009-10 fiscal year.

   Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could

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seek additional State assistance. Some Authorities also receive moneys from
State appropriations to pay for the operating costs of certain of their programs.

   The Metropolitan Transportation Authority (the "MTA"), which receives the bulk of State appropriations to the Authorities, oversees New York City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan
Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

   Since 1980, the State has enacted several taxes, including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax, that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of certain petroleum business tax receipts to fund operating or capital assistance to the MTA, and in 2000, increased the amount.

Current Fiscal Year

   The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year ("State Financial Plan"). The proposed State Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

   In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. These additional items are then subject to line-item veto by the Governor, which can be reconsidered by the Legislature. Once the appropriation bills and other bills become law, DOB revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the State Financial Plan. Adjustments may also be made to the State

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

Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or Legislature.

   The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. The combined current services budget gap for 2008-09 and 2009-10 totaled $20.1 billion (2008-09: $2.2 billion; 2009-10: $17.9 billion), before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary Federal aid. For perspective, the two-year budget gap that needed to be closed was equal to approximately 37% of total General Fund receipts in 2008-09. The cumulative gap for the five-year planning period from 2008-09 through 2012-13, before approved gap-closing actions, totaled $85.2 billion.

   The combined current-services gap for 2008-09 and 2009-10 grew steadily over the past year, increasing four-fold since May 2008. The $15 billion increase in the combined gap, to $20.1 billion, was due almost exclusively to the precipitous decline in projected receipts, reflecting the severity of the current economic downturn and dislocation in the financial markets.

   The gap-closing plan for 2008-09 and 2009-10 was enacted in two parts. First, in early February 2009, the Governor and Legislature approved a deficit reduction plan (DRP) for 2008-09. The DRP provided approximately $2.4 billion in savings over the two-year period, reducing the combined gap from $20.1 to $17.7 billion. Second, in March 2009, the Governor and Legislature reached final agreement on a budget for 2009-10, with the Legislature completing action on all appropriations and enabling legislation to implement the budget on April 3, 2009 (all debt service appropriations for 2009-10 were enacted on March 5, 2009). The Enacted Budge Financial Plan includes $11.5 billion in gap-closing actions, beyond the $2.4 billion approved in the DRP, for a total of $13.9 billion in gap-closing actions.

   To close the two-year budget gap in 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions (more than half of which were used in 2008-09 to close a gap that opened in the last half of the fiscal year).

   In addition, the gap-closing plan includes $6.15 billion in direct fiscal relief that the Federal government is providing to the State under the American Recovery and Reinvestment Act of 2009 (ARRA) to stabilize State finances and help prevent reductions in essential services.

   According to the November 3, 2009 Annual Information Statement Update, DOB now estimates that the General Fund has a budget gap of $3.2 billion in the current fiscal year, an increase of $1.0 billion from the First Quarterly Update to the Financial Plan. The budget gap for 2010-11, which the Governor must address in his Executive Budget due in January 2010, is now projected at $6.8 billion, an increase of $2.2 billion from the First Quarterly Update. The budget gaps in future years are also estimated to be higher than in the First Quarterly Update, and are now projected at $14.8 billion in 2011-12 (an increase of $1.5 billion), and $19.5 billion in 2012-13 (an increase of $1.4 billion).

   The growth in the current-year budget gap compared to the First Quarterly Update is mainly due to a reduction in estimated annual receipts from the personal income tax ("PIT") and

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

business taxes, based on actual collection experience through the first half of fiscal year 2009-10 and updated economic information. In 2010-11 and thereafter, the increase in the budget gaps reflects the recurring impact of the current-year receipts reductions, as collections grow off a lower tax base, and increases in projected disbursements, especially for activities that are sensitive to the economic downturn (e.g., community college enrollment, pensions and fringe benefits, and reimbursement-based programs affected by accelerated claims from localities).

   The Governor proposed a DRP to eliminate the $3.2 billion budget gap in the current year. The Governor called the Legislature into special session in November to act on the proposals in the DRP that required legislative approval. Since the Legislature's actions fell short of closing the $3.2 billion budget gap, the Governor directed the DOB to take the necessary steps to reduce State aid payments administratively in order to achieve a balanced budget.

2008-09 Fiscal Year

   The State ended 2008-09 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

   The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks ($21 million), the Community Projects Fund ($145 million) and $503 million in general reserves, $163 million of which DOB expects to use for payments initially planned for 2008-09 that were delayed until 2009-10. This year-end balance was substantially improved by the receipt of $1.3 billion in unplanned General Fund relief from the temporary increase in the Federal matching rate for Medicaid expenditures under ARRA.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in 2008-09, an increase of $707 million from 2007-08 results. While tax receipts decreased by $94 million, miscellaneous receipts increased by $623 million and transfers increased by $178 million. The decline in tax receipts was primarily attributable to a decline in business taxes.

   General Fund spending, including transfers to other funds, totaled $54.6 billion in 2008-09, an increase of $1.2 billion from 2007-08. The main source of annual growth was School Aid.

2007-08 Fiscal Year

   The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections, while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance the discretionary grants from Community Projects Fund ($13 million).

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   The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ("CRF") ($21 million), the Community Projects Fund ("CPF") ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

   General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

2006-07 Fiscal Year

   DOB reported a 2006-2007 General Fund surplus of $1.5 billion. Total receipts, including transfers from other funds, were $51.4 billion. Disbursements, including transfers to other funds, totaled $51.6 billion.

   The General Fund ended the 2006-2007 fiscal year with a balance of $3.0 billion, which included dedicated balances of $1.0 billion in the Tax Stabilization Reserve Fund ("TSRF") (the State's "rainy day fund") (after an $87 million deposit at the close of 2006-2007), the CRF ($21 million), and the CPF ($278 million). The closing balance also included $1.7 billion in general reserves.

   General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $51.4 billion in 2006-2007, an increase of $4.2 billion from 2005-2006 results. Tax receipts increased by $3.4 billion and transfers increased by $419 million, while miscellaneous receipts increased by $390 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts, including the securitization of tobacco proceeds.

   General Fund spending, including transfers to other funds, totaled $51.6 billion in 2006-07, an increase of $5.1 billion from 2005-06. The main sources of annual growth were school aid, Medicaid and higher education programs.

Economic Overview

   New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State

                                      17

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has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

   The services sector, which includes professional and business services, private education and healthcare, leisure and hospitality services, and other services, is the State's leading economic sector. The services sector accounts for more than four of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

   Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.

   The trade, transportation and utilities sector accounts for the largest component of nonagricultural jobs in New York but is only the fourth largest, when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

   New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes about one-fifth of total wages.

   Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

   Federal, State and local government together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

   The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the services sector.

   In the calendar years 1990 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and was slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate and, in 2000, the rates were essentially the same. In 2001, the September 11 terrorist attacks resulted in a slowdown in New York that was more serious than in the nation as a whole.

   Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has narrowed in recent years. In 2008, the State unemployment rate

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was 5.4%, compared to 5.8% for the nation as a whole. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies. In 2008, New York per capita personal income was $48,076, compared to $39,751 for the nation as a whole.

Recent Developments

   DOB estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January 2009 indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November to February on a seasonally adjusted basis was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February to March, the March rate was fully three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3% from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5% for 2009, followed by a decline of 0.3% for 2010.

   The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. Consequently, DOB projects a decline in State wages for 2009 of 4.2%, the largest annual decline in the history of the Quarterly Census of Employment and Wage (QCEW) data. Wage growth for 2010 has been revised down to 2.0%.

   The current downturn has spread far beyond Wall Street. DOB now projects significant declines in every sector of the economy except for education and health care and social assistance. Falling U.S. corporate earnings are reducing the demand for the State's business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32% between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67%.

   The current recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed since its third quarter 2007 peak. Consequently, the DOB is projecting even larger declines in taxable income than occurred during the last recession. New York State adjusted gross income fell 5.5% in 2001 and another 4.4% in 2002, following the collapse of the

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high-tech/Internet bubble and the attacks of September 11. For 2008-2009, declines of 7.1% and 7.9% are projected, respectively. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

New York City

   The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of New York City to market securities successfully in the public credit markets.

   In response to New York City's fiscal crisis in 1975, the State took action to help New York City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York ("NYC MAC"), to provide New York City with financing assistance; the New York State Financial Control Board ("FCB"), to oversee New York City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC"), to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which New York City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a New York City operating budget deficit of more than $100 million or impaired access to the public credit markets.

Other Localities

   Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2009-10 fiscal year, or thereafter.

   Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic

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trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

   The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2008-09 fiscal year or thereafter.

   Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan. The State believes that the proposed 2009-10 Enacted Budget Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2009-10 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2009-10 Enacted Budget Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2009-10 Enacted Budget Financial Plan.

CALIFORNIA

   The following is based on information obtained from an Official Statement, dated November 19, 2009, relating to $591,575,000 Lease Revenue Bonds (2009 Series I) and $151,735,000 Lease Revenue Bonds (2009 Series J) (the "Official Statement").

Constitutional Limits on Spending and Taxes

   Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

   Article XIII B. The State is subject to an annual appropriations limit (the "Appropriations Limit") imposed by Article XIII B to the State Constitution.

   Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

   Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government,

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

appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

   The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

   As of the enactment of the 2009 Budget Act, the Department of Finance projected the Appropriations Subject to Limit to be $52.297 billion and $51.368 billion under the Appropriations Limit in fiscal years 2008-09 and 2009-10, respectively.

   Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111 which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percentage of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Proposition 76, a proposed initiative constitutional amendment that would have eliminated the third test, was defeated by voters on November 8, 2005.

   The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a second test or third test year.

State Indebtedness

   The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

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   The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

   As of August 1, 2009, the State had outstanding $68,763,254,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $54,725,329,000 of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

   The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $7,252,780,000 of variable rate general obligation bonds, representing about 10.5% of the State's total outstanding general obligation bonds as of August 1, 2009.

   In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors. The State had $8,051,006,634 General Fund-supported lease-purchase debt outstanding as of August 1, 2009.

   As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 22 of the last 23 fiscal years to partially fund timing differences between revenues and expenditures, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year.

Cash Management in Fiscal Year 2009-10

   The State entered Fiscal Year 2009-10 on July 1, 2009 with severely depleted cash resources as a result of having to pay significant obligations before June 30, 2009, including repayment of $5.5 billion of RANs issued in Fiscal Year 2008-09. In addition, significant payments to public schools had been deferred from the end of Fiscal Year 2008-09 into the first few weeks of July 2009. The State had projected in May 2009 that revenues would be lower than expected and that it faced a $22 billion budget gap. However, by July 1, 2009, additionally budgeted solutions for 2009-10 had not been adopted.

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

   Faced with reduced cash resources, as described above, the State Controller started to issue registered warrants on July 2, 2009, for certain obligations of the State not having payment priority under law. The State Controller was able to manage cash resources, as described above, to ensure that higher priority payments, such as for schools and debt service, were made on time in July and August 2009. On July 28, 2009, the Governor signed the Amended 2009 Budget Act, which included a number of provisions for cash management purposes.

   With the adoption of the Amended 2009 Budget Act, the state was able to undertake its normal external borrowing program for Fiscal Year 2009-10. In order to provide an immediate increase in cash resources, the State issued $1.5 billion of 2009 Interim RANs (the "Interim Notes") on August 27, 2009, which were scheduled to mature on October 5, 2009. This permitted early redemption of the outstanding registered warrants. All outstanding registered warrants became subject to redemption on September 4, 2009 and ceased to accrue interest on September 3, 2009. (The Interim Notes were subsequently repaid in full on September 29, 2009 with a portion of the proceeds of the 2009-10 Series A Notes.)

   At the present time, the issuance of the $8.8 billion of 2009-10 RANs, together with projected internal borrowings, is expected to provide sufficient cash in the General Fund to meet the State's cash management plan for Fiscal Year 2009-10. The cash flow projections of the Department of Finance indicate that the state will have approximately $10.4 billion of available internal borrowings from special funds as of June 30, 2010, after repayment of all 2009-10 RANs. However, these cash flow projections are subject to a variety of assumptions and risks.

   The State's fiscal officers are continuing to closely monitor developments that may impact the state's cash management requirements, including monthly cash receipts and further analysis of all legislation enacted through September 11, 2009, in the current regular session of the Legislature (and including legislation adopted in a special session of the Legislature). If these officers determine that additional external borrowing would be advisable, the State could seek to issue additional RANs to supplement its cash management program for fiscal year 2009-10. In this regard, the State Controller sent a letter on September 14, 2009 to legislative leaders, the Governor and the State Treasurer indicating that he would monitor any actions taken in coming weeks by the Legislature to address potential shortfalls in cash management actions taken up through September 11, 2009. If the State Controller feels that further external borrowing is needed, he indicated he would issue a new demand to the State Treasurer by November 16, 2009 for the issuance of additional RANs. There can be no assurance that any additional RANs can be issued in the future.

The Budget Process

   The state's fiscal year begins on July 1 and ends on June 30 of the following year. The state's General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

   The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). Under state law, the annual proposed Governor's Budget

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

cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment ("Proposition 58"), beginning with fiscal year 2004-2005, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill. Proposition 58 requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits.

   Under the State Constitution, money may be drawn from the Treasury only though an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. The governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

State Financial Pressure

   The state, as the rest of the nation, is in a severe economic recession. Personal income fell in the State in the fourth quarter of 2008 and the first two quarters of 2009. The rate of contraction was lower in the more recent quarter. In the first quarter of 2009, personal income was down 1.8%, the largest decline in 40 years. The fall in the second quarter of 2009 was considerably smaller.

   Taxable sales fell sharply in the first half of 2009. The total assessed valuation of property in the State is lower in fiscal year 2009-10 than it was in the prior fiscal year. This is the first year-to-year decline in the statewide total since the State began keeping records in 1933. The state's unemployment rate increased from 6.1% at the start of 2008 to 12.2% in September 2009.

   The weak economy resulted in a dramatic reduction in state tax revenues over the last two years. In December 2008, the Governor identified a budget gap between expected revenues and expenditure obligations in excess of $41 billion for Fiscal Years 2008-09 and 2009-10. After protracted negotiations, the Legislature adopted the February 2009 budget package, consisting of revisions to the 2008 Budget Act and the Initial 2009 Budget Act, on February 19, 2009. The package was signed by the Governor on February 20, 2009. The package of bills attempted to address the budget gap through significant expenditure reductions, revenue increases and borrowing.

   By May 2009, continued economic decline with consequent reduction of revenues, plus the failure of various budget measures placed before the voters at a May 19, 2009 special election ballot, led the Governor to announce that the budget gap for the period through June 30, 2010 was still projected to be more than $22 billion (and subsequently increased to $24 billion). The Amended 2009 Budget Act addressed the $24 billion budget gap projected at the time of its adoption through a combination of revenue enhancements (which were included in the Initial 2009 Budget Act), and significant cuts in a wide variety of programs.

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

Current Fiscal Year Budget

   The State's budget for Fiscal Year 2009-10 was enacted in an unusual sequence. The 2008 Budget Act was one of the latest ever enacted, having been delayed until mid-September 2008 as a result of the difficulty of balancing the budget with reduced revenues, as declining economic conditions were already evident. The 2008 Budget Act, however, was based on revenue assumptions made in the spring of 2008, which proved to be greatly overstated by the time actual revenue results for September and October 2008 were received. With the financial market meltdown starting in September 2008, which resulted in massive federal assistance and caused large drops in sock market and other asset values and reductions in consumer spending, projections of tax revenues, which are heavily dependent on capital gains taxes and sales taxes, had to be dramatically reduced. In November 2008, the Governor announced that the 2008 Budget Act would be billions of dollars out of balance, and called several special sessions of the Legislature to enact corrective actions.

Fiscal Year 2008-09

   The 2008 Budget Act was adopted by the Legislature on September 16, 2008, along with a number of implementing measures, and signed by the Governor on September 23, 2008. In approving the budget, the Governor vetoed $714 million in appropriations from the General Fund, special funds, and bond funds (including $510 million in General Fund appropriations).

   The 2008 Budget Act resolves the $17.3 billion budget deficit (after implementation of the $7.0 billion in actions taken during the fiscal emergency special session of the Legislature) identified in the 2008-09 May Revision. It provides a modest reserve of $1.7 billion this year, but projects a deficit of $1.0 billion in 2009-10. While this budget does not resolve the state's persistent structural budget deficit, it includes a budget reform measure which, if approved by the voters, puts California on the path to fiscal stability and avoids borrowing from local governments or transportation funds.

   Under the 2008 Budget Act, General Fund revenues and transfers are projected to decrease 1.0%, from $103.0 billion in fiscal year 2007-08 to $102.0 billion in fiscal year 2008-09. The 2008 Budget Act contains General Fund appropriations of $103.4 billion, compared to $103.3 billion in 2007-08. The June 30, 2009 total reserve is projected to be $1.7 billion, a decrease of $1.4 billion or 45% compared to the June 30, 2008 reserve.

   The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2008 and 2009. In the 2008-09 May Revision, the Department of Finance projected that the California economy would grow slowly in calendar years 2008 and 2009, with the state's unemployment rate increasing in both years.

   The continuing housing slump, increasing financial market turmoil, and shrinking credit slowed the national and California economies in the first nine months of 2008. Labor markets weakened, consumers cut back, and home sales and home building fell. Increases in adjustable mortgage rates and falling home prices pushed up mortgage delinquencies and home foreclosures.

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   Labor markets cooled in the nation in the first eight months of 2008, with job losses averaging 75,600 per month. In 2007 employment grew by 91,300 per month, on average. The national unemployment rate averaged 5.3% in the first eight months of 2008, up from 4.5% in the same months of 2007.

   Consumer spending increased by just 1.4% in the first half of 2008, as consumer confidence measures fell to levels that historically have been associated with recessions. Consumer spending is being squeezed by slower job growth, falling home prices, high energy and food prices, high consumer debt levels, and the falling dollar.

   The State Controller has reported that revenues for the month of September 2008 from the major sources (personal income tax, sale and use tax and corporation tax) were approximately $814 million below projections (and a total of $1.1 billion below projections for the first three months of the fiscal year). Based on a preliminary review of revenue receipts and other factors through the month of September, the Department of Finance believes there are indications that General Fund budgetary revenues could be adjusted downward by $3 billion in 2008-09. An update of the 2008-09 revenues will be prepared in connection with the release of the 2009-10 Governor's Budget in January 2009. Given the potential budgetary gap that may result from these revenue declines, the Governor is actively considering various options to address the State's fiscal situation.

Fiscal Year 2007-08

   The 2007 Budget Act was adopted by the legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget, the Governor vetoed $943 million in appropriations (including $703 million in General Fund appropriations).

   Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0%, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion, similar to the estimated June 30, 2007 reserve.

Economic Overview

   The State of California is by far the most populous state in the nation, almost 60% larger that then second-ranked state, according to the 2000 U.S. Census. The State's July 1, 2008 population of about 38.1 million represented over 12% of the total United States population.

   California's economy, the largest among the 50 states and most diverse in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy.

   In 2008, per capita personal income in California averaged $42,696, compared to $39,751 for the nation. The unemployment rate in 2008 was 7.2%, compared to 5.8% for the nation. The trade, transportation and utilities sector represented the largest component (19.0%) of

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

California's non-farm workforce, followed by federal, state and local government (16.8%), professional and business services (15.0%), educational and health services (11.5%) and leisure and hospitality (10.5%).

Litigation

   The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may affect the State's expenditures and, in some cases, its revenues and cash flow.

Insurance Feature

   The Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. These insurers include MBIA Insurance Corporation ("MBIA"); Financial Guaranty Insurance Company ("FGIC"); Ambac Assurance Corporation ("Ambac"), a wholly-owned subsidiary of Ambac Financial Group, Inc., Assured Guaranty Municipal Corp. ("AGM") (formerly, Financial Security Assurance, Inc.), a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd., which is an indirect subsidiary of Assured Guaranty Ltd. ("Assured"); ACA Financial Guaranty Corporation ("ACA"); Radian Asset Assurance, Inc. (formerly, Asset Guaranty Insurance Company) ("Radian"), a wholly-owned subsidiary of Radian Group, Inc.; XL Capital Assurance, Inc. ("XLCA"), a wholly-owned subsidiary of XL Capital Ltd; CIFG Assurance North America, Inc. (formerly, CDC IXIS Financial Guaranty North America, Inc. ("CIFG NA"); and Berkshire Hathaway Assurance Corporation ("BHAC"), a wholly owned subsidiary of Berkshire Hathaway Inc. Most of these insurers have been recently downgraded and it is possible that additional downgrades may occur. Moody's and S&P ratings reflect the respective rating agency's current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. The ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds.

   It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

   The information relating to MBIA, FGIC, Ambac, AGM, ACA, Radian, XLCA, CIFG NA and BHAC contained below has been furnished by such companies, respectively. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information.

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   MBIA. MBIA is the principal operating subsidiary of MBIA Inc. Neither MBIA
Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. MBIA is a limited liability corporation rather than a several liability association. MBIA was incorporated and is domiciled in the State of New York and is licensed to do business in all 50 states, the District of Columbia, Guam, the Northern Mariana Islands, the U.S. Virgin Islands, Puerto Rico, the Kingdom of Spain and the Republic of France. As of September 30, 2009, MBIA, Inc. had total assets of $27.853 billion, and total liabilities of $25.099 billion. The address of MBIA is 113 King Street, Armonk, New York 10504.

   FGIC. Until August of 2003, when it was purchased by an investor group, FGIC was a wholly-owned subsidiary of General Electric Capital Corporation. FGIC is now an independent company. FGIC is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2009, FGIC and its subsidiaries had total assets of $4.644 billion and total liabilities of $5.560 billion. The address of FGIC is 125 Park Avenue, New York, New York 10017.

   Ambac. Ambac is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. As of September 30, 2009, Ambac Financial Group, Inc. and all of its subsidiaries had total assets of $18.099 billion and total liabilities of $20.274 billion. The address of Ambac's administrative offices is One State Street Plaza, 17th Floor, New York, New York 10004.

   AGM. AGM is domiciled in the State of New York, is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, the District of Columba, Guam, Puerto Rico and the U.S. Virgin Islands. As of September 30, 2009, Assured and its subsidiaries had, on a consolidated basis, total assets of $16.202 billion and total liabilities of $13.405 billion. The registered office of AGM is located at 31 West 52nd Street, New York, New York 10019.

   ACA. ACA is a Maryland-domiciled insurance company regulated by the Maryland Insurance Administration ("MIA") and licensed to do business in all 50 states, the District of Columbia, Puerto Rico, Guam and the U.S. Virgin Islands. Since August 2008, when ACA underwent a restructuring, ACA has been operating as a run-off financial guaranty insurance company, meaning that it does not issue any new insurance policies without the consent of the MIA, but it will continue to guarantee timely payment of principal and interest when due on its remaining portfolio of insured municipal obligations. As of September 30, 2009, ACA had assets of $.544 billion and total liabilities of $.423 billion. ACA's principal business office is located at 140 Broadway, New York, New York 10005.

   Radian. Radian is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. Radian specializes in insuring investment-grade securities that do not qualify for coverage from the primary financial guaranty insurance companies. As of September 30, 2009, Radian Group, Inc. and all of its subsidiaries had total assets of $8.364 billion and total liabilities of $6.224 billion. Radian's principal business office is located at 1601 Market Street, Philadelphia, Pennsylvania 19103.

   XLCA. XLCA is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department and is licensed to do business in all 50 states, Puerto Rico, the District of Columbia, the U.S. Virgin Islands and Singapore. XLCA is a wholly-owned subsidiary of XL Capital Ltd., a Bermuda-based holding company and one of the world's leading providers of insurance, reinsurance and related services. As of September 30, 2009, XL Capital Ltd. had consolidated assets of $47.2 billion and total liabilities of $9.2 billion. XLCA's principal business office is located at 1221 Avenue of the Americas, New York, New York, 10020.

   CIFG NA. CIFG NA, a subsidiary of Groupe Caisse d'Epargne, a leading French bank, is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. CIFG NA is licensed to transact financial guaranty insurance in 48 states, the District of Columbia and the Commonwealth of Puerto Rico. As of June 30, 2009, CIFG NA had total assets of $.382 billion and total liabilities of $.254 billion. The address of CIFG NA is 825 Third Avenue, New York, New York 10022.

   BHAC. BHAC, established in December 2007 as an indirect subsidiary of Berkshire Hathaway Inc., is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of September 30, 2009, Berkshire Hathaway Inc. and its subsidiaries had total assets of $292.010 billion and total liabilities of $161.328 billion. BHAC is currently licensed to transact financial guaranty business in 49 states. BHAC's office is located at the Marine Air Terminal, LaGuardia Airport, New York, New York 11371.

DIVERSIFIED MUNICIPAL PORTFOLIO

   The Diversified Municipal Portfolio will not purchase a security if such purchase would result in the Portfolio, at the time of such purchase, having more than 25% of its total assets in Municipal Securities of issuers located in any one state. The Diversified Municipal Portfolio is not appropriate for tax-exempt investors under normal market conditions.

                            INVESTMENT RESTRICTIONS

   All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

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

   None of the New York Municipal Portfolio, California Municipal Portfolio or the Diversified Municipal Portfolio will, except as otherwise provided herein:

     1) Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2)  Make short sales of securities or maintain a short position;

     3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

     5) Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     6)  Purchase oil, gas or other mineral interests;

     7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

     8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

     12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

     13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

     14) Make investments for the purpose of exercising control or management;

     15) Invest in securities of other registered investment companies;

     16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

     17) Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state's income tax.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Portfolios has or currently intends to:

     1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

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

     2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

   With respect to any Portfolio of the Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

                                  INVESTMENTS

   Subject to each Portfolio's investment policies, each Portfolio will primarily be invested in debt securities, including, but not limited to:
(i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations;
(iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks; (vi) mortgage related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and
(xi) private placements. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below.

MUNICIPAL SECURITIES

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios' assets that are invested in Municipal Securities.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term

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"issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios' investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio's quality criteria as described in the Prospectus.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

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

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios' investment objectives and policies would be reevaluated.

MORTGAGE-RELATED SECURITIES

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

   The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

   The Portfolios may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

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

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

   In another version of mortgage-related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

   Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES

   The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

PRIVATE PLACEMENTS

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted

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

securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

PREFERRED STOCK

   The Portfolios may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

WARRANTS

   The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation ("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated

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B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

CONVERTIBLE SECURITIES

   The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets. If the Manager wishes to shorten the effective duration of a Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolios' use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

   FUTURES CONTRACTS

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

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

   INTEREST RATE FUTURES

   The purpose of the acquisition or sale of a futures contract, in the case of the Portfolios, which hold or intend to acquire fixed-income securities, is to attempt to protect the Portfolios from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolios might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolios. If interest rates did increase, the value of the debt securities in a Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. A Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although each Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if

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

it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   OPTIONS ON FUTURES CONTRACTS

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolios are not commodity pools and are managed by a Manager that has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

OPTIONS

   The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolios.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolios. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   OPTIONS ON SECURITIES INDEXES

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   COVERED STRADDLES

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   SPECIAL RISKS ASSOCIATED WITH OPTIONS

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related Risks -- Illiquid Securities" in the Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   CLOSING TRANSACTIONS

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options,
(ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both,
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

STRUCTURED INSTRUMENTS

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Portfolio may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Portfolio will invest more than 20% of its total assets in these investments.

SWAPS, CAPS AND FLOORS

   This disclosure supplements the information in the Prospectus.

   Each Portfolio enters into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolios do not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

CREDIT DEFAULT SWAP AGREEMENTS

   This disclosure supplements the information in the Prospectus.

   A Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for that Portfolio.

   A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in Municipal Securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

REPURCHASE AGREEMENTS

   This disclosure supplements the information in the Prospectus.

   Each Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. Each Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty's bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

REVERSE REPURCHASE AGREEMENTS

   The Portfolios may enter into reverse repurchase agreements with banks and broker dealers from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed upon rate of interest. A Portfolio's obligations under reverse repurchase agreements will not exceed one third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, each Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of Section 18(f)(1) of the 1940 Act. Reverse repurchase agreements may create leverage, increasing a Portfolio's opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio's assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.

DOLLAR ROLLS

   The Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolios may also enter into a type of dollar roll known as a "fee roll." In a fee roll, a Portfolio is compensated for entering into the fee roll by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

LEVERAGE RISK

   Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower ("lower-rated securities"), are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolios, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve a Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES

   Each Portfolio may lend Portfolio securities. Each Portfolio may lend up to 30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

INDUSTRY CLASSIFICATION

   In determining industry classifications for each Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                               THE FUND           OTHER
                                                                                COMPLEX       DIRECTORSHIPS
NAME, ADDRESS,* AGE,                     PRINCIPAL OCCUPATION(S)              OVERSEEN BY      HELD BY THE
(YEAR ELECTED**)                        DURING THE PAST FIVE YEARS           THE DIRECTOR        DIRECTOR
--------------------           --------------------------------------------- ------------- ---------------------
INTERESTED DIRECTOR***

Marilyn G. Fedak               Vice Chair of Investment Services for the          18       None
1345 Avenue of the Americas    Manager, with which she has been associated
New York, NY 10105             since prior to 2005.
63
(2007)

DISINTERESTED DIRECTORS

Chairman of the Board          President of Cedar Lawn Corporation                18       Cedar Lawn
Thomas B. Stiles II #          (cemetery). Formerly, Managing Director,                    Corporation
69                             Senior Portfolio Manager and Director of
(2003)                         Investment Strategy of Smith Barney Asset
                               Management from 1997 until his retirement in
                               1999. Prior thereto, Chairman and Chief
                               Executive Officer of Greenwich Street
                               Advisors from 1988-1997 and Executive Vice
                               President and Director of E.F. Hutton Group
                               from 1982-1987.

Irwin Engelman #^+             Business Consultant. Formerly, he was              18       WellGen, Inc.
                               Executive Vice President and Chief Financial                (biotechnology); and
                               Officer, YouthStream Media                                  eMagin Corporation

                                                                               NUMBER OF
                                                                             PORTFOLIOS IN
                                                                               THE FUND            OTHER
                                                                                COMPLEX         DIRECTORSHIPS
NAME, ADDRESS,* AGE,                     PRINCIPAL OCCUPATION(S)              OVERSEEN BY       HELD BY THE
(YEAR ELECTED**)                        DURING THE PAST FIVE YEARS           THE DIRECTOR         DIRECTOR
--------------------           --------------------------------------------- ------------- ------------------------

75                             Networks; Vice Chairman and Chief                           (information
(2000)                         Administrative Officer, Revlon, Inc., and                   technology)
                               Executive Vice President and Chief Financial
                               Officer, MacAndrews & Forbes Holdings, Inc.
                               since prior to 2005.

Bart Friedman #+               Senior Partner at Cahill Gordon & Reindel          18       The Brookings
65                             LLP (law firm) since prior to 2005.                         Institution; Lincoln
(2005)                                                                                     Center for the
                                                                                           Performing Arts; The
                                                                                           Mountain School of
                                                                                           Milton Academy; and
                                                                                           Allied World
                                                                                           Assurance Holdings

William Kristol #+             Editor, The Weekly Standard since prior to         18       Manhattan Institute;
57                             2005; He is also a Fox News Contributor.                    John M. Ashbrook
(1994)                                                                                     Center for Public
                                                                                           Affairs at Ashland
                                                                                           University; The
                                                                                           Salvatori Center at
                                                                                           Claremont McKenna
                                                                                           College; The Shalem
                                                                                           Foundation; and the
                                                                                           Institute for the Study
                                                                                           of War

                                                                           NUMBER OF
                                                                         PORTFOLIOS IN
                                                                           THE FUND            OTHER
                                                                            COMPLEX        DIRECTORSHIPS
NAME, ADDRESS,* AGE,      PRINCIPAL OCCUPATION(S)                         OVERSEEN BY       HELD BY THE
(YEAR ELECTED**)          DURING THE PAST FIVE YEARS                     THE DIRECTOR         DIRECTOR
--------------------      ---------------------------------------------- ------------- -----------------------

Donald K. Peterson #      Formerly, Chairman and Chief Executive              18       Worcester
60                        Officer, Avaya Inc. (communications)                         Polytechnic Institute;
(2007)                    (January 2002 - September 2006); President                   Overseers of the
                          and Chief Executive Officer, Avaya Inc.                      Amos Tuck School of
                          (October 2000 - December 2001); Chief                        Business
                          Financial Officer, Lucent Technologies (1996                 Administration;
                          - February 2000); President, Enterprise                      Teachers Insurance &
                          Systems Group (February 2000 - September                     Annuity Association
                          2000); Chief Financial Officer, AT&T,                        of America; and
                          Communications Services Group (1995 -                        Committee for
                          1996); President, Nortel Communications                      Economic
                          Systems, Inc. (1994 - 1995). Prior thereto he                Development
                          was at Nortel from 1976 - 1995.

Rosalie J. Wolf #+        Managing Partner, Botanica Capital Partners         18       TIAA-CREF; and
68                        LLC, and also Member of Brock Capital                        North European Oil
(2000)                    Group LLC, Member of the Investment                          Royalty Trust
                          Committee of the Board at the David and
                          Lucile Packard Foundation. Formerly, she was
                          a Managing Director at Offit Hall Capital
                          Management LLC from January 2001 through
                          2003. From 1994-2000 she was Treasurer and
                          Chief Investment Officer of The Rockefeller
                          Foundation. Earlier she held financial
                          executive positions with International Paper
                          Company, Bankers Trust, and Mobil Oil
                          Corporation.

--------
* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**  There is no stated term of office for the Fund's Directors.
*** Ms. Fedak is an "interested person," as defined in the 1940 Act, because of her affiliations with AllianceBernstein.
#   Member of the Fund's Audit Committee and Independent Directors Committee.
^ Member of the Fund's Fair Value Pricing Committee. /+/ Member of the Fund's Nominating, Governance and Compensation Committee.

   The business and affairs of the Fund are managed by the Fund's Board of Directors. The Board of Directors has four standing committees of the Board - an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met twice during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

   The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 4, 2010.

                                                                                      AGGREGATE DOLLAR
                                                                                       RANGE OF EQUITY
                                                                                      SECURITIES IN ALL
                                                                                         REGISTERED
                                                                                         INVESTMENT
                                                                                          COMPANIES
                                   DOLLAR RANGE OF EQUITY SECURITIES IN THE              OVERSEEN BY
                          -----------------------------------------------------------  DIRECTOR IN THE
                               NEW YORK           CALIFORNIA          DIVERSIFIED     ALLIANCEBERNSTEIN
NAME                      MUNICIPAL PORTFOLIO MUNICIPAL PORTFOLIO MUNICIPAL PORTFOLIO   FUND COMPLEX
----                      ------------------- ------------------- ------------------- -----------------
INTERESTED DIRECTOR:
Marilyn G. Fedak.........         $0                  $0                  $0          $50,001-$100,000
DISINTERESTED DIRECTORS:
Irwin Engelman...........   Over $100,000             $0                  $0           Over $100,000
Bart Friedman............         $0                  $0                  $0           Over $100,000
William Kristol..........         $0                  $0                  $0           Over $100,000
Donald K. Peterson.......         $0                  $0                  $0           Over $100,000
Thomas B. Stiles II......         $0                  $0                  $0           Over $100,000
Rosalie J. Wolf..........  $50,001-$100,000           $0                  $0           Over $100,000

   As of January 4, 2010, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2009 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                  TOTAL NUMBER
                                                    TOTAL NUMBER  OF INVESTMENT
                                                    OF INVESTMENT  PORTFOLIOS
                                                    COMPANIES IN   WITHIN THE
                                                    THE ALLIANCE    ALLIANCE
                                          TOTAL     FUND COMPLEX, FUND COMPLEX
                                      COMPENSATION  INCLUDING THE INCLUDING THE
                                        FROM THE     FUND, AS TO   FUND, AS TO
                          AGGREGATE   ALLIANCE FUND   WHICH THE     WHICH THE
                         COMPENSATION   COMPLEX,    DIRECTOR IS A  DIRECTOR IS
                           FROM THE   INCLUDING THE  DIRECTOR OR  A DIRECTOR OR
NAME OF DIRECTOR             FUND         FUND         TRUSTEE       TRUSTEE
----------------         ------------ ------------- ------------- -------------
Marilyn G. Fedak........   $      0     $      0          1            18
Irwin Engelman..........   $138,750     $138,750          1            18
Bart Friedman...........   $131,250     $131,250          1            18
William Kristol.........   $127,500     $127,500          1            18
Donald K. Peterson......   $131,250     $131,250          1            18
Thomas B. Stiles II.....   $155,000     $155,000          1            18
Rosalie J. Wolf.........   $156,250     $156,250          1            18

   As of January 4, 2010, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

OFFICER INFORMATION

   Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*        POSITION(S) HELD
AND AGE               WITH FUND         PRINCIPAL OCCUPATION DURING LAST 5 YEARS
--------------        ----------------  ----------------------------------------
Marilyn G. Fedak, 63.    President               See biography above.

Philip L. Kirstein, 64  Senior Vice President  Senior Vice President and Independent Compliance
                        and Independent        Officer of the AllianceBernstein Funds, with which
                        Compliance Officer     he has been associated since October 2005. Prior
                                               thereto, he was Of Counsel to Kirkpatrick &
                                               Lockhart, LLP (law firm) from October 2003 to
                                               October 2004, and General Counsel of Merrill
                                               Lynch Investment Managers, L.P. since prior to
                                               2005.

Emilie Wrapp, 54        Secretary              Senior Vice President, Assistant General Counsel
                                               and Assistant Secretary of AllianceBernstein
                                               Investments, Inc. ("ABI"),** with which she has
                                               been associated since prior to 2005.

Joseph J. Mantineo, 50  Treasurer and Chief    Senior Vice President of ABIS**, with which he
                        Financial Officer      has been associated since prior to 2005.

--------
*  The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
   Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105. ** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware limited partnership with offices at 1345 Avenue of the Americas, New York, New York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2009, totaling approximately $498 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB."

   As of September 30, 2009, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                     AXA and its subsidiaries        63.5%
                     Holding                         34.5
                     Unaffiliated holders             2.0
                                                    -----
                                                    100.0%
                                                    =====

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 64.1% economic interest in the Manager as of September 30, 2009.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of AXA Financial.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at an annual rate of 0.50% of each such Portfolio's average daily net assets up to and including $1 billion; an annual rate of 0.45% of that Portfolio's average daily net assets in excess of $1 billion up to, but not exceeding $3 billion; an annual rate of 0.40% of that Portfolio's average daily net assets in excess of $3 billion up to, but not exceeding $5 billion; and at an annual rate of 0.35% of each such Portfolio's average daily net assets in excess of $5 billion. The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2007, September 30, 2008 and September 30, 2009:

                                       MANAGEMENT FEE FOR THE FISCAL YEARS ENDED
                                                  SEPTEMBER 30,
                                       -----------------------------------------
      PORTFOLIO                           2007          2008          2009
      ---------                         -----------   -----------   -----------
      New York Municipal Portfolio.... $ 8,080,247   $ 9,019,485   $ 8,241,863
      California Municipal Portfolio.. $ 6,570,068   $ 7,096,169   $ 6,097,729
      Diversified Municipal Portfolio. $19,145,421   $22,491,370   $21,341,732

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the "Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at meetings held on October 21-22, 2009.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-American Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2009, AllianceBernstein employees had approximately $742,867,656.88 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios' portfolios are made by the Municipal Bond Investment Team. The five investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael Brooks, Fred S. Cohen, R.
B. Davidson III, Wayne Godlin and Terrance T. Hults. For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios - Portfolio Managers" in the Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2009.

                                                      DOLLAR RANGE OF EQUITY
 NEW YORK MUNICIPAL PORTFOLIO                       SECURITIES IN THE PORTFOLIO
 ----------------------------                       ---------------------------
 Michael Brooks....................................       Over $1,000,000
 R. B. Davidson III................................       Over $1,000,000

--------
/1/ Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.

 NEW YORK MUNICIPAL PORTFOLIO

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                     TOTAL ASSETS
                                                      NUMBER OF     OF REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT       COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER      MANAGED       MILLIONS)          FEES          MILLIONS)
-----------------   ------------- --------------- ----------------- --------------
Michael Brooks.....      22           $11,694           None             None
Fred S. Cohen......      22           $11,694           None             None
R. B. Davidson III.      22           $11,694           None             None
Wayne Godlin.......      22           $11,694           None             None
Terrance T. Hults..      22           $11,694           None             None

 CALIFORNIA MUNICIPAL PORTFOLIO

            REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                     TOTAL ASSETS
                                                      NUMBER OF     OF REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT       COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER      MANAGED       MILLIONS)          FEES          MILLIONS)
-----------------   ------------- --------------- ----------------- --------------
Michael Brooks.....      22           $12,232           None             None
Fred S. Cohen......      22           $12,232           None             None
R. B. Davidson III.      22           $12,232           None             None
Wayne Godlin.......      22           $12,232           None             None
Terrance T. Hults..      22           $12,232           None             None

..  DIVERSIFIED MUNICIPAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)


                                                                    TOTAL ASSETS OF
                                                      NUMBER OF       REGISTERED
                                  TOTAL ASSETS OF    REGISTERED       INVESTMENT
                    TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                    OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                     INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                      COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER      MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------   ------------- --------------- ----------------- ---------------
Michael Brooks.....      22           $8,452            None             None
Fred S. Cohen......      22           $8,452            None             None
R. B. Davidson III.      22           $8,452            None             None
Wayne Godlin.......      22           $8,452            None             None
Terrance T. Hults..      22           $8,452            None             None

..  NEW YORK MUNICIPAL PORTFOLIO

..  CALIFORNIA MUNICIPAL PORTFOLIO

..  DIVERSIFIED MUNICIPAL PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES


                                                             TOTAL ASSETS
                                       TOTAL     NUMBER OF     OF POOLED
                                     ASSETS OF     POOLED     INVESTMENT
                            TOTAL      POOLED    INVESTMENT    VEHICLES
                          NUMBER OF  INVESTMENT   VEHICLES      MANAGED
                            POOLED    VEHICLES    MANAGED        WITH
                          INVESTMENT  MANAGED       WITH     PERFORMANCE-
                           VEHICLES     (IN     PERFORMANCE-  BASED FEES
      PORTFOLIO MANAGER    MANAGED   MILLIONS)   BASED FEES  (IN MILLIONS)
      -----------------   ---------- ---------- ------------ -------------
      Michael Brooks.....    None       None        None         None
      Fred S. Cohen......    None       None        None         None
      R. B. Davidson III.    None       None        None         None
      Wayne Godlin.......    None       None        None         None
      Terrance T. Hults..    None       None        None         None

NEW YORK MUNICIPAL PORTFOLIO

CALIFORNIA MUNICIPAL PORTFOLIO

DIVERSIFIED MUNICIPAL PORTFOLIO

                                OTHER ACCOUNTS

                                                                TOTAL ASSETS OF
                      TOTAL                                     OTHER ACCOUNTS
                    NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                      OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
                    ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER    MANAGED     MILLIONS)       BASED FEES        MILLIONS)
-----------------   --------- --------------- ----------------- ---------------
Michael Brooks.....   1,735       $13,345             2              $119
Fred S. Cohen......   1,735       $13,345             2              $119
R. B. Davidson III.   1,735       $13,345             2              $119
Wayne Godlin.......   1,735       $13,345             2              $119
Terrance T. Hults..   1,735       $13,345             2              $119

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under the Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Manager expects that all deferred awards will be in the form of the Manager's publicly traded equity securities. /2/

   (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

   (v) Compensation under the Manager's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.

                             EXPENSES OF THE FUND

Distribution Services Agreement

   The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

   During the fiscal year ended September 30, 2009, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $143,728, $104,835 and $216,458, respectively, which constituted approximately 0.30%, 0.30% and 0.30% of each Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $964,354. Of the $1,429,375 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $335 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $973,700 for compensation to broker-dealers and other financial intermediaries (including, $267,205 to the Fund's Principal Underwriter), $121,789 for compensation to sales personnel and $333,551 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

   During the fiscal year ended September 30, 2009, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the
--------
/2/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Manager's Master Limited Partnership Units.

Agreement, with respect to Class B shares, in amounts aggregating $81,610, $40,733 and $79,761, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of the aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the $54,597 paid by the Fund with respect to the Class B shares under the Agreement, $0 was spent on advertising, $125 on the printing and mailing of prospectuses for persons other than current shareholders, $51,859 for compensation to broker-dealers and other financial intermediaries (including $2,404 to the Fund's Principal Underwriter), $274 for compensation to sales personnel, $2,969 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $0 was spent on interest on Class B shares financing, and $147,147 was used to offset the distribution service fees paid in prior years.

   During the fiscal year ended September 30, 2009, the New York, California and Diversified Municipal Portfolios paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $212,505, $183,085 and $388,685, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $235,397. Of the $1,019,672 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $89 was spent on advertising, $3 on the printing and mailing of prospectuses for persons other than current shareholders, $904,955 for compensation to broker-dealers and other financial intermediaries (including $66,171 to the Fund's Principal Underwriter), $30,189 for compensation to sales personnel, $84,436 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolios' shares.

   With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

   Unreimbursed distribution expenses incurred as of September 30, 2009, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

   Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)

                                          CLASS B           CLASS C
                                      ---------------- -----------------
       New York Municipal............ $778,245(22.71%) $1,442,079(4.67%)
       California Municipal.......... $520,120(27.76%) $  998,446(5.33%)
       Diversified Municipal......... $492,680(14.78%) $1,787,587(3.88%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at meetings held on October 21-22, 2009.

   In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

   ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of each Portfolio of the Fund. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2009, ABIS was entitled to receive $60,671 under the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

            CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

   The Fund, the Manager and ABI have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios."

General

   Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

   Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios' shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

   The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally

   While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in

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short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    . Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

    . Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account

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

      holder did not or will not in the future engage in excessive or short duration trading.

    . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

    . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI and ABIS will be able to identify these shareholders or curtail their trading practices. In particular, the AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

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   The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

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

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, stock certificates representing shares of a Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if each Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

   Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements--Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same

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

time and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

   For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $241,727, $90,329 and $22,444, respectively; the California Municipal Portfolio was $90,898, $60,451 and $1,956, respectively; and the Diversified Municipal Portfolio was $437,560, $95,473 and $37,152, respectively; of that amount, ABI received $13,951, $4,918 and $1,023, respectively, for the New York Municipal Portfolio, $3,123, $1,625 and $117, respectively, for the California Municipal Portfolio, and $22,581, $2,370 and $2,390, respectively, for the Diversified Municipal Portfolio; representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the fiscal years ended 2009, 2008 and 2007, ABI received in contingent deferred sales charges with respect to Class A redemptions $9,858, $447 and $0, respectively, for the New York Municipal Portfolio,

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$772, $0 and $0, respectively, for the California Municipal Portfolio, and
$817, $5,054 and $1,069, respectively, for the Diversified Municipal Portfolio. During the fiscal years ended 2009, 2008 and 2007, ABI received in contingent deferred sales charges with respect to Class B redemptions $2,515, $3,814 and $10,667, respectively, for the New York Municipal Portfolio, $4,582, $675 and $2,330, respectively, for the California Municipal Portfolio, and $3,337, $1,215 and $8,806, respectively, for the Diversified Municipal Portfolio. During the fiscal years ended 2009, 2008 and 2007, ABI received in contingent deferred sales charges with respect to Class C redemptions $5,166, $9 and $962, respectively, for the New York Municipal Portfolio, $1,226, $1,701 and $208, respectively, for the California Municipal Portfolio, and $1,197, $1,937 and $2,022, respectively, for the Diversified Municipal Portfolio.

Class A Shares

   The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                 Sales Charge

                                                          DISCOUNT OR
                                                           COMMISSION
                                                 AS % OF   TO DEALERS
                                        AS % OF    THE    OR AGENTS OF
                                          NET     PUBLIC   UP TO % OF
                                         AMOUNT  OFFERING   OFFERING
         AMOUNT OF PURCHASE             INVESTED  PRICE      PRICE
         ------------------             -------- -------- ------------
         Up to $100,000................   3.09%    3.00%       3%
         $100,000 up to $249,000.......   2.04%    2.00%       2%
         $250,000 up to $499,000*......   1.01%    1.00%       1%
--------
* There is no initial sales charge on transactions of $500,000 or more.

   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares--Conversion Feature." Each Portfolio receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal

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Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

   Class A Shares--Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

     (i) investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager's AllianceBernstein Institutional Investment Management division;

     (ii)present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

    (iii)officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person;

     (iv)persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

     (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements--Group Retirement Plans;" and

     (vi)current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein mutual fund from ABI through deposit with ABI of the Distribution check.

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Class B Shares

   Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Effective January 31, 2009, sales of Class B shares of each Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through a Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

   Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

   Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or

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more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                              CONTINGENT DEFERRED
                                              SALES CHARGE AS A %
                                               OF DOLLAR AMOUNT
               YEAR SINCE PURCHASE             SUBJECT TO CHARGE
               -------------------            -------------------
               First.........................        3.00%
               Second........................        2.00%
               Third.........................        1.00%
               Fourth and thereafter.........        None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class

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

of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative,
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio, or in the case of a group retirement plan, a single account by each plan and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Alternative Purchase Arrangements - Group Retirement Plans

   The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Portfolio. In order to enable participants investing through group retirement plans to purchase shares of a Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

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   Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 plan.

   Class B Shares. Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

   Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio's share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be

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notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." The term "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

   Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

    .  AllianceBernstein 2000 Retirement Strategy

    .  AllianceBernstein 2005 Retirement Strategy

    .  AllianceBernstein 2010 Retirement Strategy

    .  AllianceBernstein 2015 Retirement Strategy

    .  AllianceBernstein 2020 Retirement Strategy

    .  AllianceBernstein 2025 Retirement Strategy

    .  AllianceBernstein 2030 Retirement Strategy

    .  AllianceBernstein 2035 Retirement Strategy

    .  AllianceBernstein 2040 Retirement Strategy

    .  AllianceBernstein 2045 Retirement Strategy

    .  AllianceBernstein 2050 Retirement Strategy

    .  AllianceBernstein 2055 Retirement Strategy

    .  U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

    .  AllianceBernstein Bond Inflation Strategy

    .  AllianceBernstein Intermediate Bond Portfolio

    .  AllianceBernstein Municipal Bond Inflation Strategy

AllianceBernstein Cap Fund, Inc.

    .  AllianceBernstein Small Cap Growth Portfolio

    .  AllianceBernstein U.S. Strategic Research Portfolio

AllianceBernstein Diversified Yield Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Focused Growth & Income Fund, Inc.

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Growth Fund, Inc.

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AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Thematic Growth Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

    .  AllianceBernstein High Income Municipal Portfolio

    .  California Portfolio

    .  National Portfolio

    .  New York Portfolio

AllianceBernstein Municipal Income Fund II

    .  Arizona Portfolio

    .  Massachusetts Portfolio

    .  Michigan Portfolio

    .  Minnesota Portfolio

    .  New Jersey Portfolio

    .  Ohio Portfolio

    .  Pennsylvania Portfolio

    .  Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

AllianceBernstein Trust

    .  AllianceBernstein Global Value Fund

    .  AllianceBernstein International Value Fund

    .  AllianceBernstein Small/Mid Cap Value Fund

    .  AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

    .  AllianceBernstein Balanced Wealth Strategy

    .  AllianceBernstein Growth Fund

    .  AllianceBernstein Tax-Managed Balanced Wealth Strategy

    .  AllianceBernstein Tax-Managed Wealth Appreciation Strategy

    .  AllianceBernstein Tax-Managed Wealth Preservation Strategy

    .  AllianceBernstein Wealth Appreciation Strategy

    .  AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

    .  AllianceBernstein Intermediate California Municipal Portfolio

    .  AllianceBernstein Intermediate Diversified Municipal Portfolio

    .  AllianceBernstein Intermediate New York Municipal Portfolio

    .  AllianceBernstein International Portfolio

    .  AllianceBernstein Short Duration Portfolio

    .  AllianceBernstein Tax-Managed International Portfolio

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   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements -- Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i) the investor's current purchase;

     (ii)the NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

    (iii)the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements -- Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of a Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein

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Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a CDSC, has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI. The reinstatement privilege for Class B shares is no longer available as of January 31, 2009.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

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   Dividend Direction Plan. A shareholder who already maintains an account in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

   General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

   Shares of a Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to a Portfolio's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

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   CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

   Payments to Financial Advisors and Their Firms

   Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

    .  upfront sales commissions

    .  Rule 12b-1 fees

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    .  additional distribution support

    .  defrayal of costs for educational seminars and training

    . payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.

   Other Payments for Distribution Services and Educational Support

   In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Investing in the Portfolios--The Different Share Class Expenses--A Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included

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in "Other Expenses" under "Fees and Expenses of the Portfolio - Annual
Portfolio Operating Expenses" in the Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

   ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   Ameriprise Financial Services
   AXA Advisors
   Bank of America
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Chase Investment Services
   Citicorp Investment Services
   Citigroup Global Markets
   Commonwealth Financial Network
   Donegal Securities
   ING Advisors Network
   LPL Financial Corporation
   Merrill Lynch
   Morgan Stanley & Co. Incorporated
   Northwestern Mutual Investment Services
   Raymond James
   RBC Capital Markets Corporation
   Robert W. Baird
   SagePoint Financial, Inc.
   UBS AG
   UBS Financial Services
   Wells Fargo Advisors
   Wells Fargo Investments

   Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Funds." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

   Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio' portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

   To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock

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powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at
(800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

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Repurchase

   The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

   The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares of each Portfolio unless otherwise indicated.

Automatic Investment Program

   Investors may purchase shares of a Portfolio through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial

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investment should complete the appropriate portion of the Mutual Fund
Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic Investment Program will be available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

Exchange Privilege

   You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

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   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports

   Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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Shareholder Services Applicable to Class A and Class C Shareholders Only

   Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of a Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

   When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of a Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

                                NET ASSET VALUE

   The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

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   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers

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in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

   (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time

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when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

   The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and
(ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains

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to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements"). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated

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earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by the Portfolios (as defined below) and properly designated as exempt-interest dividends will not be subject to regular federal income tax.

   The New York Municipal Portfolio provides income which is (in large part) tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains of income on

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transactions in swap contracts, options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Portfolios will comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio's total assets consists of Municipal Securities. This requirement may limit these Portfolios' ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of the Diversified Municipal Portfolio may be exempt from state income taxes in certain states to the extent the Portfolio's income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax exempt income. The tax treatment of many types of credit default swaps is uncertain.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal

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to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Portfolio that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from a Portfolio may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by

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cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, to generate cash in order to satisfy its distribution requirements.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios. The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

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   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder

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from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS.

   Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio's sale or exchange of U.S. real property or of a REIT or other U.S. real property holding corporation will be treated as real property gain subject to 35% withholding tax if 50% or more of the value of the Portfolio's assets is invested in REITs and other U.S. real

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property holding corporations and if the foreign shareholder has held more than
5% of a class of stock at any time during the one-year period ending on the date of the distribution. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Portfolio's assets are invested in REITs and other U.S. real property holding corporations.

   The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a Portfolio's participation in a wash sale transaction or its payment of a substitute dividend.

   Provided that 50% or more of the value of a Portfolio's stock is held by U.S. shareholders, distributions of U.S. real property interests (including securities in a U.S. real property holding corporation) in redemption of a foreign shareholder's shares of the Portfolio will cause the Portfolio to recognize gain. If a Portfolio is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Portfolio's adjusted bases to the extent of the greatest foreign ownership percentage of the Portfolio during the five-year period ending on the date of redemption for redemptions.

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

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Portfolio. For foreign shareholders of the Portfolio, a distribution attributable to the Portfolio's sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distribution is attributable to distributions from a REIT to the Portfolio. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations.

   Disposition of Portfolio shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

   The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the Portfolio's participation in a wash sale transaction or its payment of a substitute dividend.

   Shares of the Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and of placing of orders for portfolio securities for each of the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Portfolios or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   Most transactions for the Portfolios, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen principal market maker dealers with whom the Manager maintains regular contact. Most transactions made by the Portfolios will be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a Portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

   The Portfolios have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolios to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Manager may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Manager. Such services may be used by the Manager for all of its investment advisory accounts and, accordingly, not all such services may be used by the Manager in connection with the Portfolios. The supplemental information received from a dealer is in addition to the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such information.

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

   The Portfolios may from time to time place orders for the purchase or sale of securities with SCB & Co., an affiliate of the Manager. In such instances the placement of orders with such broker would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   The Portfolios did not pay any brokerage commissions for the past three fiscal years.

Disclosure of Portfolio Holdings

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings

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information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Manager's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolios or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of the Portfolios' shareholders. The Manager's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

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

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of a Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

                              GENERAL INFORMATION

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001. Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

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   As of January 4, 2009, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the New York Municipal Portfolio, California Municipal Portfolio or Diversified Municipal Portfolio or any class of the Portfolios:

                                                          NO. OF SHARES % OF
  NAME AND ADDRESS                                          OF CLASS    CLASS
  ----------------                                        ------------- -----
  NEW YORK PORTFOLIO

  CLASS A SHARES:
  FIRST CLEARING, LLC                                     2,652,838.764  5.64%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT                  2,831,467.850  6.02%
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  PERSHING LLC                                            7,714,602.422 16.39%
  PO BOX 2052
  JERSEY CITY NJ 07303-2052

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS            2,363,723.354  5.02%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  CLASS B SHARES:
  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS              194,495.110  5.41%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT                    184,190.292  5.13%
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  PERSHING LLC                                              470,780.587 13.10%
  PO BOX 2052
  JERSEY CITY NJ 07303-2052

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

                                                          NO. OF SHARES % OF
  NAME AND ADDRESS                                          OF CLASS    CLASS
  ----------------                                        ------------- -----
  CLASS C SHARES:
  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS            1,378,412.361 19.15%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT                    728,438.400 10.12%
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  PERSHING LLC                                              860,163.522 11.95%
  PO BOX 2052
  JERSEY CITY NJ 07303-2052

  FIRST CLEARING, LLC                                       662,388.010  9.20%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  CALIFORNIA PORTFOLIO

  CLASS A SHARES:
  FIRST CLEARING, LLC A/C                                 6,059,942.740 10.46%
  SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT                  4,984,255.835  8.61%
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  MORGAN STANLEY & CO                                     4,145,999.557  7.16%
  HARBORSIDE FINANCIAL CENTER
  PLAZA II 3RD FLOOR
  JERSEY CITY NJ 07311

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS            4,367,704.324  7.54%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

                                                          NO. OF SHARES % OF
  NAME AND ADDRESS                                          OF CLASS    CLASS
  ----------------                                        ------------- -----
  CLASS B SHARES:
  FIRST CLEARING, LLC                                        41,172.353  5.59%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS               78,248.122 10.63%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT                     68,844.414  9.35%
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  MORGAN STANLEY & CO                                        37,022.351  5.03%
  HARBORSIDE FINANCIAL CENTER
  PLAZA II 3RD FLOOR
  JERSEY CITY NJ 07311

  CLASS C SHARES:
  FIRST CLEARING, LLC                                     1,098,613.965  9.80%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS            2,734,602.095 24.38%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT                  1,217,618.895 10.86%
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  MORGAN STANLEY & CO                                       777,259.074  6.93%
  HARBORSIDE FINANCIAL CENTER
  PLAZA II 3RD FLOOR
  JERSEY CITY NJ 07311

                                                          NO. OF SHARES % OF
  NAME AND ADDRESS                                          OF CLASS    CLASS
  ----------------                                        ------------- -----
  DIVERSIFIED PORTFOLIO

  CLASS A SHARES:
  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS            1,232,001.507 11.48%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  FIRST CLEARING, LLC                                     1,242,172.650 11.57%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  CHARLES SCHWAB & CO.                                      637,566.821  5.94%
  FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUND
  OPERATIONS
  101 MONTGOMERY STREET
  SAN FRANCISCO CA 94104-4151

  CLASS B SHARES:
  FIRST CLEARING, LLC                                        20,140.948 11.76%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS               38,806.830 22.67%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  CLASS C SHARES:

  FIRST CLEARING, LLC                                       296,194.208  8.07%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF
  CUSTOMER
  2801 MARKET
  ST SAINT LOUIS MO 63103-2523

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS            1,121,731.295 30.56%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

                                                          NO. OF SHARES % OF
  NAME AND ADDRESS                                          OF CLASS    CLASS
  ----------------                                        ------------- -----
  CITIGROUP GLOBAL MARKETS HOUSE ACCOUNT                   430,814.673  11.74%
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  MORGAN STANLEY & CO                                      191,702.955   5.22%
  HARBORSIDE FINANCIAL CENTER
  PLAZA II 3RD FLOOR
  JERSEY CITY NJ 07311

         CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                         FIRM AND FINANCIAL STATEMENTS

Custodian and Accounting Agent

   State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2008 and was filed on December 4, 2008. It is available without charge upon request by calling ABIS at (800) 227-4618.

                                  APPENDIX A:

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/3/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.
--------
/3/   Reprinted from Standard & Poor's Bond Guide

Fitch/4/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD AND D BONDS represent the highest potential for default and the lowest potential for recovery.

PLUS (+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.
--------
/4/   As provided by Fitch Ratings, Inc.

Moody's/5/

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range
--------
/5/   Reprinted from Moody's Bond Record and Short Term Market Record ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/6/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/7/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.
--------
/6/   Reprinted from Standard & Poor's Bond Guide
/7/   As provided by Fitch Ratings, Inc.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/8/

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.
--------
/8/   Reprinted from Moody's Bond Record and Short Term Market Record

DESCRIPTION OF MUNICIPAL NOTE RATINGS

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/9/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/10/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.
--------
/9/   Reprinted from Standard & Poor's Bond Guide
/10/  As provided by Fitch Ratings, Inc.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

                                  APPENDIX B

                          [LOGO OF ALLIANCEBERNSTEIN]

--------------------------------------------------------------------------------
                                  Firm Policy
--------------------------------------------------------------------------------
                   STATEMENT OF POLICIES AND PROCEDURES FOR
                                 PROXY VOTING

--------------------------------------------------------------------------------

1.  INTRODUCTION

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.  PROXY POLICIES

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1.CORPORATE GOVERNANCE

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2.ELECTIONS OF DIRECTORS

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

     2.3.APPOINTMENT OF AUDITORS

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4.CHANGES IN LEGAL AND CAPITAL STRUCTURE

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5.CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6.PROPOSALS AFFECTING SHAREHOLDER RIGHTS

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7.ANTI-TAKEOVER MEASURES

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8.EXECUTIVE COMPENSATION

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
          it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9.SOCIAL AND CORPORATE RESPONSIBILITY

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. PROXY VOTING PROCEDURES

     3.1.PROXY VOTING COMMITTEES

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2.CONFLICTS OF INTEREST

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and
          (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3.PROXIES OF CERTAIN NON-U.S. ISSUERS

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4.LOANED SECURITIES

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5.PROXY VOTING RECORDS

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

[LOGO OF ALLIANCEBERNSTEIN]

                          ALLIANCEBERNSTEIN TAX-MANAGED INTERNATIONAL PORTFOLIO
                                      ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO

--------------------------------------------------------------------------------

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               January 29, 2010

--------------------------------------------------------------------------------

   This Statement of Additional Information ("SAI") relates to the following classes of the AllianceBernstein International Portfolio (the "International Portfolio") and the AllianceBernstein Tax-Managed International Portfolio (the "Tax-Managed International Portfolio," together with the Tax-Managed International Portfolio, the "Portfolios," and each a "Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund").

 PORTFOLIO AND CLASS                           EXCHANGE TICKER SYMBOL
 -------------------                    -------------------------------------
 ALLIANCEBERNSTEIN INTERNATIONAL PORTFOLIO
 Class A                                                AIZAX
 Class B                                                AIZBX
 Class C                                                AIZCX
 ALLIANCEBERNSTEIN TAX-MANAGED INTERNATIONAL PORTFOLIO
 Class A                                                ABXAX
 Class B                                                ABXBX
 Class C                                                ABXCX

   This SAI is not a prospectus, but supplements and should be read in conjunction with the prospectus, dated January 29, 2010, for the Tax-Managed International Portfolio's Class A, Class B and Class C shares and the International Portfolio's Class A, Class B and Class C shares (the "Prospectus"). Certain financial statements from the Fund's annual report dated September 30, 2009 are incorporated by reference into this SAI. Copies of the Prospectus may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
FUND HISTORY..............................................................   3
INVESTMENTS STRATEGIES AND RELATED RISKS..................................   3
INVESTMENT RESTRICTIONS...................................................   5
INVESTMENTS...............................................................   7
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES................  30
MANAGEMENT OF THE FUND....................................................  37
EXPENSES OF THE FUND......................................................  46
CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES...................  50
PURCHASE OF SHARES........................................................  51
REDEMPTION AND REPURCHASE OF SHARES.......................................  71
SHAREHOLDER SERVICES......................................................  74
NET ASSET VALUE...........................................................  76
PORTFOLIO TRANSACTIONS AND BROKERAGE......................................  79
DIVIDENDS, DISTRIBUTIONS AND TAXES........................................  83
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND
  FINANCIAL STATEMENTS....................................................  93
GENERAL INFORMATION.......................................................  94
APPENDIX A................................................................ A-1
APPENDIX B................................................................ B-1

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end management investment company. Each Portfolio is diversified.

   The Tax-Managed International Portfolio, doing business as AllianceBernstein Tax-Managed International Portfolio, commenced offering the Tax-Managed International Class shares on June 22, 1992 and the International Portfolio, doing business as AllianceBernstein International Portfolio, commenced offering the International Class shares on April 30, 1999, pursuant to a separate Prospectus. On December 30, 2003, the Tax-Managed International Portfolio commenced offering Class A shares, Class B shares and Class C shares and the International Portfolio commenced offering Class A shares, Class B shares and Class C shares.

   To reflect a change in investment style from value to a blend of growth and value, as of September 2, 2003, the "Tax-Managed International Value Portfolio" changed its name to "Tax-Managed International Portfolio," and the "International Value Portfolio II" changed its name to "International Portfolio."

                   INVESTMENTS STRATEGIES AND RELATED RISKS

   For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see the Portfolios' Prospectus. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

GENERAL INVESTMENT POLICIES

   The Tax-Managed International Portfolio and the International Portfolio seek long-term capital growth on a total-return basis (capital appreciation or depreciation plus dividends and interest). The Portfolios will invest primarily in equity securities of established foreign companies in countries that comprise the Morgan Stanley(R) Capital International Europe, Australasia, Far East (MSCI EAFE) index. The Portfolios may also invest in equity securities of companies in less developed or emerging market countries.

   As used in this SAI, emerging-market countries are those countries that, in the opinion of AllianceBernstein L.P. ("AllianceBernstein" or the "Manager"), are considered to be developing countries by the international financial community, and will include those countries considered by the International Finance Corporation ("IFC"), a subsidiary of the World Bank, to have an "emerging stock market."

   Under normal circumstances, each of the Portfolios will invest in companies in at least three countries other than the United States. Under exceptional conditions abroad or when the Manager believes that economic or market conditions warrant, the Portfolios may temporarily, for defensive purposes, invest part or all of their portfolios in U.S. Government obligations or investment-grade debt or equity securities of U.S. issuers. The Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

   The Portfolios may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

   Fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. Government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by Standard & Poor's Corporation ("S&P"), BBB, F-2 or higher by Fitch Ratings, Inc. ("Fitch") or Baa, P-2 or higher by Moody's Investors Service, Inc. ("Moody's"); or, if unrated, are in the Manager's opinion comparable in quality. Securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody's are investment grade (for a description of these rating categories, see Appendix A). These securities may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager's discretion, in the event of a rating reduction.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

   CURRENCY TRANSACTIONS. The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or un-hedged basis. The Manager may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate then prevailing in the currency exchange market for buying and selling currencies). See below for a further discussion of the foreign currency transactions in which the Portfolios may engage.

INVESTMENT RISKS

   MARKET RISK

   Since the Portfolios invest primarily in equity securities, each Portfolio, like any equity portfolio, is vulnerable to market risk - the possibility that stock prices in general will decline over short or even extended periods. Moreover, each Portfolio's composition is likely to differ from that of broad market indexes, and its performance should not be expected to mirror the returns provided by a specific index. Equity securities are suited to investors who are willing to hold their investment over a long horizon.

   The securities markets in many emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices. Some emerging market securities and developed market securities may be listed on foreign exchanges that are open on days (such as U.S. holidays and Saturdays) when the Portfolio does not calculate net asset value ("NAV"). As a result, the NAV of the Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

   CURRENCY RISK

   See "Foreign Currency Transactions" below for a description of currency risk.

   OTHER RISKS

   Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

                            INVESTMENT RESTRICTIONS

   Each of the Portfolios is subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of one Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolio. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   Neither Portfolio may, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2) Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

     3) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4) Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act");

     5) Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

     6) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     7)  Purchase oil, gas or other mineral interests;

     8) Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio's total assets will be lent to other parties;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

     11) Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

     12) Make investments for the purpose of exercising control or management.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. Each of the Portfolios has not and currently does not intend to:

     1) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

     2) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A Securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

     3) Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act; or

     4) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                                  INVESTMENTS

   The Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. Of course, the extent to which the Portfolios emphasize each of the categories of investment described depends upon the investment objectives and restrictions of the Portfolios. Some information regarding some of these types of investments is provided below.

EQUITY SECURITIES

   The equity securities in which the Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances -- e.g., when a direct investment in securities in a particular country cannot be made -- the Portfolios, in compliance with provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), may invest in the securities of investment companies that invest in foreign securities. As a shareholder in a mutual fund, each of the Portfolios will bear its ratable share of the mutual fund's management fees and other expenses, and will remain subject to payment of the Portfolio's management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase "Savings Shares," which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

PRIVATE PLACEMENTS

   The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act") so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolios.

   Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The Securities and Exchange Commission ("SEC") has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolios. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolios' limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolios' securities could be adversely affected.

WARRANTS

   The Portfolios may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

SHORT SALES

   The Portfolios may participate in short sales. A short sale is effected by selling a security that the Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. The Portfolios may only make short sales "against the box." A short sale is "against the box" to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.

   A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative and/or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.

BANK OBLIGATIONS

   The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolios expect to invest no more than 5% of any Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation ("FDIC") or a similar regulatory authority. The Portfolios limit their purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by S&P, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

CONVERTIBLE SECURITIES

   The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   The Portfolios may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. Futures contracts that the Portfolios may buy and sell include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

   The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Portfolios to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities, or for other purposes.

   No Portfolio will write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures each Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, a Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   Each Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

   FUTURES CONTRACTS

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolios.

   At the same time a futures contract is purchased or sold, a Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   OPTIONS ON FUTURES CONTRACTS

   A Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

   The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolios are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Portfolios must constitute bona fide hedging or other permissible transactions in accordance with rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, a Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, a Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option a Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   A Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that a Portfolio will be able to utilize these instruments effectively. In addition, a Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

   FOREIGN CURRENCY FUTURES CONTRACTS

   Foreign currency futures contracts involve obligations to purchase or sell a specific currency at a set price on a fixed date. The Portfolios may purchase and sell foreign currency futures contracts, including for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the U.S. Dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign currency-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the U.S. Dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the U.S. Dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

   Conversely, the Portfolios could protect against a rise in the U.S. Dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the U.S. Dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in U.S. Dollars of securities to be acquired instead declines as a result of appreciation of the U.S. Dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

   The Portfolios may also engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

   The Portfolios may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign Currency Transactions" below and in the Prospectus.

   The costs to a Portfolio of engaging in a foreign currency futures contract can vary based on factors such as the currency involved, the length of the contract period and prevailing market conditions. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described below, including counterparty risk. A Portfolio engaging in a foreign currency futures contract relies upon its counterparty to take delivery of the underlying currency at the time of maturity of the contract or make a cash settlement prior to maturity, and a failure by the counterparty to do so may result in the loss of the expected benefit of the contract. A Portfolio may reduce its risk exposure by entering into offsetting closing transactions, as described below, by selling or repurchasing a contract identical to the contract purchased or sold. However, since foreign currency futures contracts generally do not trade on a secondary market, closing transactions must generally be made by negotiating directly with the counterparty. In the event a counterparty becomes insolvent, the Portfolio may be unable to terminate a foreign currency futures contract prior to its maturity, and the Portfolio would continue to be subject to market risk with respect to its currency position.

OPTIONS

   The Portfolios may each purchase put and call options on securities. A Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   Each Portfolio may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. When a Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by a Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by a Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   OPTIONS ON SECURITIES INDEXES

   A Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   OPTIONS ON FOREIGN CURRENCIES

   In addition, a Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. A Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

   Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

   A Portfolio may write options on foreign currencies, including for hedging purposes. For example, where a Portfolio anticipates a decline in the U.S. Dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

   Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

   In addition to using options for the hedging purposes described above, the Portfolios may also invest in options of foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. The Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Foreign Currency Transactions" below and in the Prospectus.

   Special Risks Associated with Options on Currency. An exchange traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

   COVERED STRADDLES

   The Portfolios may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   SPECIAL RISKS ASSOCIATED WITH OPTIONS IN GENERAL

   The Portfolios may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolios will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolios to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Investment Information, Special Investment Techniques and Related
Risks -- Illiquid Securities" in the Prospectus.

   In purchasing a call option, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by a Portfolio were exercised, the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by a Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could, therefore, continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

   Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

   The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

   In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different requirements than in the United States, and (v) lesser trading volume.

   CLOSING TRANSACTIONS

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; a Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that a Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

STRUCTURED INSTRUMENTS

   Each Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

SYNTHETIC FOREIGN EQUITY SECURITIES

   Each Portfolio may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

   The Portfolios may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)

   Each Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

   The Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

   Each Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether the Portfolio is hedging its assets or liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If a Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolios would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

   Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

CURRENCY SWAPS

   The Portfolios may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described under "Foreign Currency Transactions" below and in the Prospectus. Currency swaps involve the individually negotiated exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolios' obligations over their entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio's counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

REVERSE REPURCHASE AGREEMENTS

   The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The use of reverse repurchase agreements is included in the Portfolios' borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act.

FORWARD CURRENCY EXCHANGE CONTRACTS

   A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

   The Portfolios may enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as direct investments in foreign currencies, as described below and in the Prospectus under "Foreign Currency Transactions".

   Each Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when a Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   Under certain circumstances, each of the Portfolios may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

   If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

   The Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

   The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Fund's obligations under any forward currency exchange contracts.

ADDITIONAL RISKS - FOREIGN CURRENCY TRANSACTIONS

   The Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios' revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of the Portfolios' net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios' income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

   Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio's total assets, adjusted to reflect a Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

   The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

   At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

   Each Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of a Portfolio, the portfolio securities themselves. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

LENDING PORTFOLIO SECURITIES

   Each Portfolio may lend Portfolio securities. Each Portfolio may lend up to one-third of its total assets. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

INDUSTRY CLASSIFICATION

   In determining industry classifications for each of the Portfolios, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

SECURITIES RATINGS

   The ratings of fixed-income securities by nationally recognized statistical rating organizations including S&P, Moody's, Fitch, Dominion Bond Rating Service Ltd. and A.M.

Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of S&P, Moody's and Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

                          DIRECTORS AND OFFICERS AND
                        PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                                                  NUMBER OF
                                                                                 PORTFOLIOS IN
                                                                                   THE FUND
                                                                                   COMPLEX
                                               PRINCIPAL OCCUPATION(S)           OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS,* AGE, (YEAR ELECTED**)         DURING THE PAST FIVE YEARS         THE DIRECTOR    HELD BY THE DIRECTOR
-------------------------------------  ----------------------------------------- -------------  -----------------------
INTERESTED DIRECTOR***
    Marilyn G. Fedak                   Vice Chair of Investment Services for          18        None
    1345 Avenue of the Americas        the Manager, with which she has been
    New York, NY 10105                 associated since prior to 2005.
    63
    (2007)

DISINTERESTED DIRECTORS
    Chairman of the Board              President of Cedar Lawn Corporation            18        Cedar Lawn Corporation
    Thomas B. Stiles II #              (cemetery). Formerly, Managing
    69                                 Director, Senior Portfolio Manager and
    (2003)                             Director of Investment Strategy of
                                       Smith Barney Asset Management from
                                       1997 until his retirement in 1999. Prior
                                       thereto, Chairman and Chief Executive
                                       Officer of Greenwich Street Advisors
                                       from 1988-1997 and Executive Vice
                                       President and Director of E.F. Hutton
                                       Group from 1982-1987.

    Irwin Engelman #^+                 Business Consultant. Formerly, he was          18        WellGen, Inc.
    75                                 Executive                                                (biotechnology); and

                                                                            NUMBER OF
                                                                           PORTFOLIOS IN
                                                                             THE FUND
                                                                             COMPLEX
                                            PRINCIPAL OCCUPATION(S)        OVERSEEN BY        OTHER DIRECTORSHIPS
NAME, ADDRESS,* AGE, (YEAR ELECTED**)      DURING THE PAST FIVE YEARS      THE DIRECTOR      HELD BY THE DIRECTOR
-------------------------------------  ----------------------------------  -------------  ----------------------------
        (2000)                         Vice President and Chief Financial       18        eMagin Corporation
                                       Officer, YouthStream Media                         (information technology)
                                       Networks; Vice Chairman and Chief
                                       Administrative Officer, Revlon,
                                       Inc., and Executive Vice President
                                       and Chief Financial Officer,
                                       MacAndrews & Forbes Holdings, Inc.
                                       since prior to 2005.

        Bart Friedman #+               Senior Partner at Cahill Gordon &        18        The Brookings Institution;
        65                             Reindel LLP (law firm) since prior                 Lincoln Center for the
        (2005)                         to 2005.                                           Performing Arts; The
                                                                                          Mountain School of Milton
                                                                                          Academy; and Allied
                                                                                          World Assurance Holdings

        William Kristol #+             Editor, The Weekly Standard since        18        Manhattan Institute; John
        57                             prior to 2005; He is also a Fox                    M. Ashbrook Center for
        (1994)                         News Contributor.                                  Public Affairs at Ashland
                                                                                          University; The Salvatori
                                                                                          Center at Claremont
                                                                                          McKenna College; The
                                                                                          Shalem Foundation; and
                                                                                          the Institute for the Study
                                                                                          of War

        Donald K. Peterson #           Formerly, Chairman and Chief             18        Worcester Polytechnic
        60                             Executive Officer, Avaya Inc.                      Institute; Overseers of the
        (2007)                         (communications) (January 2002 -                   Amos Tuck School of
                                       September 2006); President and                     Business Administration;
                                       Chief Executive Officer, Avaya                     Teachers Insurance &
                                       Inc. (October

                                                                            NUMBER OF
                                                                           PORTFOLIOS IN
                                                                             THE FUND
                                                                             COMPLEX
                                            PRINCIPAL OCCUPATION(S)        OVERSEEN BY     OTHER DIRECTORSHIPS
NAME, ADDRESS,* AGE, (YEAR ELECTED**)      DURING THE PAST FIVE YEARS      THE DIRECTOR    HELD BY THE DIRECTOR
-------------------------------------  ----------------------------------  -------------  -----------------------
                                       2000 - December 2001); Chief                       Annuity Association of
                                       Financial Officer, Lucent                          America; and Committee
                                       Technologies (1996 - February                      for Economic
                                       2000); President, Enterprise                       Development
                                       Systems Group (February 2000 -
                                       September 2000); Chief Financial
                                       Officer, AT&T, Communications
                                       Services Group (1995 - 1996);
                                       President, Nortel Communications
                                       Systems, Inc. (1994 - 1995). Prior
                                       thereto he was at Nortel from 1976
                                       - 1995.

         Rosalie J. Wolf #+            Managing Partner, Botanica Capital       18        TIAA-CREF; and North
         68                            Partners LLC, and also Member of                   European Oil Royalty
         (2000)                        Brock Capital Group LLC, Member of                 Trust
                                       the Investment Committee of the
                                       Board at the David and Lucile
                                       Packard Foundation. Formerly, she
                                       was a Managing Director at Offit
                                       Hall Capital Management LLC from
                                       January 2001 through 2003. From
                                       1994-2000 she was Treasurer and
                                       Chief Investment Officer of The
                                       Rockefeller Foundation. Earlier
                                       she held financial executive
                                       positions with International Paper
                                       Company, Bankers Trust, and Mobil
                                       Oil Corporation.

--------
* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**  There is no stated term of office for the Fund's Directors.
*** Ms. Fedak is an "interested person," as defined in the 1940 Act, because of her affiliations with AllianceBernstein.
#   Member of the Fund's Audit Committee and Independent Directors Committee.
^   Member of the Fund's Fair Value Pricing Committee.
+   Member of the Fund's Nominating, Governance and Compensation Committee.

   The business and affairs of the Fund are managed by the Fund's Board of Directors. The Board of Directors has four standing committees of the Board - an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met twice during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating,

Governance and Compensation Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and
(F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating,

Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

   The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 4, 2010.

                                                                           AGGREGATE DOLLAR
                                                                            RANGE OF EQUITY
                                                                           SECURITIES IN ALL
                                                                              REGISTERED
                                  DOLLAR RANGE OF EQUITY SECURITIES IN THE    INVESTMENT
                                  ----------------------------------------     COMPANIES
                                  ALLIANCEBERNSTEIN                           OVERSEEN BY
                                     TAX MANAGED       ALLIANCEBERNSTEIN    DIRECTOR IN THE
                                    INTERNATIONAL        INTERNATIONAL     ALLIANCEBERNSTEIN
NAME                                  PORTFOLIO            PORTFOLIO         FUND COMPLEX
----                              -----------------    -----------------   -----------------
INTERESTED DIRECTOR:
Marilyn G. Fedak.................        $0            $50,001-$100,000    $50,001-$100,000

DISINTERESTED DIRECTORS:

Irwin Engelman...................   Over $100,000       Over $100,000       Over $100,000
Bart Friedman....................   Over $100,000             $0            Over $100,000
William Kristol..................  $10,001-$50,000            $0            Over $100,000
Donald K. Peterson...............        $0             Over $100,000       Over $100,000
Thomas B. Stiles II..............  $10,001-$50,000            $0            Over $100,000
Rosalie J. Wolf..................  $10,001-$50,000            $0            Over $100,000

   As of January 4, 2010, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2009 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                       TOTAL       TOTAL
                                                     NUMBER OF   NUMBER OF
                                                    INVESTMENT  INVESTMENT
                                                     COMPANIES  PORTFOLIOS
                                                      IN THE    WITHIN THE
                                                     ALLIANCE    ALLIANCE
                                                       FUND        FUND
                                                     COMPLEX,     COMPLEX
                                          TOTAL      INCLUDING   INCLUDING
                                      COMPENSATION   THE FUND,   THE FUND,
                                        FROM THE    AS TO WHICH    AS TO
                          AGGREGATE   ALLIANCE FUND     THE      WHICH THE
                         COMPENSATION   COMPLEX,    DIRECTOR IS DIRECTOR IS
                           FROM THE   INCLUDING THE A DIRECTOR  A DIRECTOR
    NAME OF DIRECTOR         FUND         FUND      OR TRUSTEE  OR TRUSTEE
    ----------------     ------------ ------------- ----------- -----------
    Marilyn G. Fedak....   $      0     $      0         1          18
    Irwin Engelman......   $138,750     $138,750         1          18
    Bart Friedman.......   $131,250     $131,250         1          18
    William Kristol.....   $127,500     $127,500         1          18
    Donald K. Peterson..   $131,250     $131,250         1          18
    Thomas B. Stiles II.   $155,000     $155,000         1          18
    Rosalie J. Wolf.....   $156,250     $156,250         1          18

As of January 4, 2010, the Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

OFFICER INFORMATION

   Certain information concerning the Fund's officers is set forth below.

                                                                               PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE              POSITION(S) HELD WITH FUND                 DURING LAST 5 YEARS
----------------------         -------------------------------------  --------------------------------------

Marilyn G. Fedak, 63           President                              See biography above.

Philip L. Kirstein, 64         Senior Vice President and Independent  Senior Vice President and Independent
                               Compliance Officer                     Compliance Officer of the
                                                                      AllianceBernstein Funds, with which
                                                                      he has been associated since October
                                                                      2005. Prior thereto, he was Of Counsel
                                                                      to Kirkpatrick & Lockhart, LLP (law
                                                                      firm) from October 2003 to October
                                                                      2004, and General Counsel of Merrill
                                                                      Lynch Investment Managers, L.P. since
                                                                      prior to 2005.

Emilie Wrapp, 54               Secretary                              Senior Vice President, Assistant
                                                                      General Counsel and Assistant
                                                                      Secretary of AllianceBernstein
                                                                      Investments, Inc. ("ABI"),** with
                                                                      which she has been associated since
                                                                      prior to 2005.

Joseph J. Mantineo, 50         Treasurer and Chief Financial Officer  Senior Vice President of ABIS** with which he has been associated since
                                                                      prior to 2005.

--------
*   The address for each of the Fund's officers is c/o AllianceBernstein L.P.,
    Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105. ** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

   Manager. The Fund's investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2009, totaling approximately $498 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB."

   As of September 30, 2009, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                        AXA and its subsidiaries   63.5%
                        Holding                    34.5
                        Unaffiliated holders        2.0
                                                  100.0%

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 64.1% economic interest in the Manager as of September 30, 2009.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of each of the Portfolios, AllianceBernstein manages the investment of each Portfolio's assets. AllianceBernstein makes investment decisions for each Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to each Portfolio ("Management Agreement"); AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the rates set forth below:

                                      ANNUAL PERCENTAGE OF AVERAGE
PORTFOLIO                          DAILY NET ASSETS OF EACH PORTFOLIO
---------                  ---------------------------------------------------
Tax-Managed International  0.925% of the first $1 billion; 0.85% in excess of
  Portfolio                $1 billion up to, but not exceeding $4 billion;
                           0.80% in excess of $4 billion up to, but not
                           exceeding $6 billion; 0.75% in excess of $6 billion
                           up to, but not exceeding $8 billion; 0.65% in
                           excess of $8 billion up to, but not exceeding $10
                           billion; 0.60% of assets in excess of $10 billion
International Portfolio    0.925% of the first $1 billion; 0.85% in excess of
                           $1 billion up to, but not exceeding $4 billion;
                           0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

   The table below indicates the investment management fees accrued or paid by the Portfolios to AllianceBernstein for the fiscal years ended September 30, 2007, September 30, 2008 and September 30, 2009:

                                         MANAGEMENT FEE FOR THE FISCAL YEARS
                                                 ENDED SEPTEMBER 30,
                                         -----------------------------------
    PORTFOLIO                               2007        2008        2009
    ---------                            ----------- ----------- -----------
    Tax-Managed International Portfolio. $69,524,096 $67,990,294 $37,819,306
    International Portfolio............. $34,425,664 $33,919,294 $18,296,643

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolios for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolios except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement and the Shareholder Servicing Agreement; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the "Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies;
(vii) the fees of any trade association of which the Fund is a member;
(viii) reimbursement of each Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios' shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolios' securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios' business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at meetings held on October 21-22, 2009.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-American Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2009, AllianceBernstein employees had approximately $742,867,656.88 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolios' portfolios are made by the Blend Strategies Team. The five investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Seth J. Masters, Dokyoung Lee, Thomas Fontaine,/2/ Patrick Rudden/2/ and Joshua B. Lisser. For additional information about the portfolio management of the Portfolios, see "Management of the Portfolios - Portfolio Managers" in the Prospectus.

   EXCEPT AS SET FORTH BELOW, THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIOS' SECURITIES AS OF SEPTEMBER 30, 2009.

    TAX-MANAGED
    INTERNATIONAL
    PORTFOLIO            DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
    -------------        --------------------------------------------------
    Dokyoung Lee........                $100,001 - $500,000
    Seth J. Masters.....                $100,001 - $500,000

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.

INTERNATIONAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                     TOTAL ASSETS OF
                                                       NUMBER OF       REGISTERED
                                   TOTAL ASSETS OF    REGISTERED       INVESTMENT
                     TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                     OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                      INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                       COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER       MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------    ------------- --------------- ----------------- ---------------
Thomas Fontaine.....      99           $24,255           None             None
Dokyoung Lee........      97           $23,681           None             None

--------
/1/ Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.
/2/ Effective February 10, 2009, Thomas Fontaine and Patrick Rudden replaced Marc O. Mayer as two of the investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios.

                   Joshua B. Lisser.... 105 $37,240 None None
                   Seth J. Masters.....  99 $24,255 None None
                   Patrick Rudden......  77 $15,488 None None

TAX-MANAGED INTERNATIONAL PORTFOLIO

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                     TOTAL ASSETS OF
                                                       NUMBER OF       REGISTERED
                                   TOTAL ASSETS OF    REGISTERED       INVESTMENT
                     TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                     OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                      INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                       COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER       MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------    ------------- --------------- ----------------- ---------------
Thomas Fontaine.....       99          $21,332           None             None
Dokyoung Lee........       97          $20,758           None             None
Joshua B. Lisser....      105          $34,317           None             None
Seth J. Masters.....       99          $21,332           None             None
Patrick Rudden......       77          $12,565           None             None

INTERNATIONAL PORTFOLIO

TAX-MANAGED INTERNATIONAL PORTFOLIO

                       OTHER POOLED INVESTMENT VEHICLES

                                                                  TOTAL ASSETS OF
                                                                      POOLED
                       TOTAL    TOTAL ASSETS OF                     INVESTMENT
                     NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                       POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                     INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
                      VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER     MANAGED      MILLIONS)       BASED FEES        MILLIONS)
-----------------    ---------- --------------- ----------------- ---------------
Thomas Fontaine.....    451         $16,879            15              $616
Dokyoung Lee........    446         $16,808            15              $616

                 Joshua B. Lisser......... 453 $17,034 15  $616
                 Seth J. Masters.......... 451 $16,879 15  $616
                 Patrick Rudden........... 411 $15,996 15  $616

INTERNATIONAL PORTFOLIO

TAX-MANAGED INTERNATIONAL PORTFOLIO

                                OTHER ACCOUNTS

                                                                TOTAL ASSETS OF
                      TOTAL                                     OTHER ACCOUNTS
                    NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                      OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
                    ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER    MANAGED     MILLIONS)       BASED FEES        MILLIONS)
-----------------   --------- --------------- ----------------- ---------------
Thomas Fontaine....    223        $40,291            26             $4,830
Dokyoung Lee.......    205        $38,362            26             $4,830
Joshua B. Lisser...    262        $49,523            26             $4,830
Seth J. Masters....    223        $40,291            26             $4,830
Patrick Rudden.....    203        $37,828            23             $3,628

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under the Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Manager expects that all deferred awards will be in the form of the Manager's publicly traded equity securities. /3/

   (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

   (v) Compensation under the Manager's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.

                             EXPENSES OF THE FUND

Distribution Services Agreement

   The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolios' Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios' Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

   During the fiscal year ended September 30, 2009, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $14,614, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $270,521. Of the $285,135 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $96 was spent on advertising, $0 on the printing and mailing of prospectuses for persons other than current shareholders, $173,882 for compensation to broker-dealers and other financial intermediaries (including, $87,464 to the Fund's Principal Underwriter), $0 for compensation to sales personnel, and $111,157 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

   During the fiscal year ended September 30, 2009, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares,
--------
/3/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Manager's Master Limited Partnership Units.

in amounts aggregating $60,822, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $257,569. Of the $318,391 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $103 was spent on advertising, $630 on the printing and mailing of prospectuses for persons other than current shareholders, $209,793 for compensation to broker-dealers and other financial intermediaries (including, $85,124 to the Fund's Principal Underwriter), $702 for compensation to sales personnel, and $107,163 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

   During the fiscal year ended September 30, 2009, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $3,021 which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $9,355 Of the $12,376 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $8 was spent on advertising, $41 on the printing and mailing of prospectuses for persons other than current shareholders, $8,523 for compensation to broker-dealers and other financial intermediaries (including, $3,160 to the Fund's Principal Underwriter), $17 for compensation to sales personnel, $3,787 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class B shares financing.

   During the fiscal year ended September 30, 2009, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $18,201, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the $18,201 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $4 was spent on advertising, $270 on the printing and mailing of prospectuses for persons other than current shareholders, $9,942 for compensation to broker-dealers and other financial intermediaries (including, $2,385 to the Fund's Principal Underwriter), $19 for compensation to sales personnel, $3,039 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class B shares financing and $4,927 was used to offset the distribution service fees paid in prior years.

   During the fiscal year ended September 30, 2009, the Tax-Managed International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $16,306 which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $17,693. Of the $33,999 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $15 was spent on advertising, $75 on the printing and mailing of prospectuses for persons other than current shareholders, $27,299 for compensation to broker-dealers and other financial intermediaries (including, $5,613 to the Fund's Principal Underwriter), $66 for compensation to sales personnel, $6,544 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

   During the fiscal year ended September 30, 2009, the International Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $101,923, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $38,340. Of the $140,263 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $19 was spent on advertising, $707 on the printing and mailing of prospectuses for persons other than current shareholders, $121,540 for compensation to broker-dealers and other financial intermediaries (including, $13,898 to the Fund's Principal Underwriter), $58 for compensation to sales personnel, $17,939 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class C shares financing.

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolios' shares.

   With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

   Unreimbursed distribution expenses incurred as of September 30, 2009, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

                            AMOUNT OF UNREIMBURSED
                         DISTRIBUTION EXPENSES CARRIED
                         OVER (AS A PERCENTAGE OF THE
                              CLASS'S NET ASSETS)
       -----------------------------------------------------------------
                                          CLASS B           CLASS C
                                      ---------------- ------------------
       Tax-Managed International..... $226,571(61.57%) $1,044,018(60.13%)
       International................. $205,069(10.34%) $1,200,128(11.48%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of a Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at meetings held on October 21-22, 2009.

   In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares,
(i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by any of the Portfolios to the Principal Underwriter with respect to that class, and (ii) neither Portfolio would be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

   ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares and Class C shares of each of the Portfolios, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2009, the Tax-Managed International Portfolio and the International Portfolio paid ABIS $18,000 and $34,345, respectively, pursuant to the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolios, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Prospectus in the Portfolio expense tables under "Fees and Expenses of the Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

            CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

   The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios."

General

   Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), in each case as described below. All of the classes of shares of each Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

   Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Class A, Class B or Class C shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements for classes of shares available through that financial intermediary and as to the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios' shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

   The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally

   While the AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may force a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect a Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    . Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolios. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

    . Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

    . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

    . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI or ABIS will be able to identify these shareholders or curtail their trading practices. In particular, AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

   The Fund reserves the right to suspend the sale of a Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of shares of a Portfolio, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of the Portfolios is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolios invest might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the

Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of the Portfolios are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAV of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of the Portfolios to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable
Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolios, stock certificates representing shares of the Portfolios are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of each of the Portfolios represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that

(i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC,
(ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares, (iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

   Class A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements-Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

   During the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the aggregate amount of underwriting commission payable with respect to shares of the Tax-Managed International Portfolio was $8,827, $45,452 and $34,751, respectively, and with respect to the International Portfolio was $15,447, $61,617 and $170,629, respectively. Of those amounts, during the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Principal Underwriters received the amounts of $505, $725 and $1,978, respectively, for the Tax-Managed International Portfolio and $788, $3,353 and $8,790, respectively, for the International Portfolio, representing that portion of the sales charges paid on shares of the Portfolio sold during the periods that was not reallowed selected dealers (and was, accordingly, retained by the Principal Underwriter). During the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Principal Underwriter received CDSCs with respect to Class A redemptions of $0, $0 and $0, respectively, for the Tax-Managed International Portfolio, and $167, $6,161 and $314, respectively, for the International Portfolio. During the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the Principal Underwriter received CDSCs with respect to Class B redemptions of $266, $301 and $1,832, respectively, for the Tax-Managed International Portfolio, and $2,097, $8,902 and $8,687, respectively, for the International Portfolio. During the fiscal years ended September 30,
2009, September 30, 2008 and September 30, 2007, the Principal Underwriter received CDSCs with respect to Class C redemptions of $164, $451 and $739, respectively, for the Tax-Managed

International Portfolio, and $1,532, $4,819 and $4,004, respectively, for the International Portfolio.

   The public offering price of Class A shares of the Portfolios is the NAV plus a sales charge, as set forth below.

                                                  SALES CHARGE
                               --------------------------------------------------
                                               AS % OF THE       DISCOUNT OR
                                                 PUBLIC     COMMISSION TO DEALERS
                                 AS % OF NET    OFFERING   OR AGENTS OF UP TO % OF
AMOUNT OF PURCHASE             AMOUNT INVESTED    PRICE        OFFERING PRICE
------------------             --------------- ----------- -----------------------
Up to $100,000................      4.44%         4.25%             4.00%
$100,000 up to $250,000.......      3.36%         3.25%             3.00%
$250,000 up to $500,000.......      2.30%         2.25%             2.00%
$500,000 up to $1,000,000*....      1.78%         1.75%             1.50%

--------
* There is no initial sales charge on transactions of $1,000,000 or more.

   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares - Conversion Feature." The Portfolios receive the entire NAV of their Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

   Class A Shares - Sales at NAV. The Portfolios may sell their Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

     (i) investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager's AllianceBernstein Institutional Investment Management division;

     (ii)present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

    (iii)officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person;

     (iv)persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, under which such persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

     (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans;" and

     (vi)current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein mutual fund from ABI through deposit with ABI of the Distribution check.

Class B Shares

   Investors may purchase Class B shares of a Portfolio at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Effective January 31, 2009, sales of Class B shares of each Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through a Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

   Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

   Investors may purchase Class C shares of a Portfolio at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Portfolios will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolios to sell their Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolios and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Arrangements -

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Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                           CONTINGENT DEFERRED SALES
                                            CHARGE AS A % OF DOLLAR
            YEAR SINCE PURCHASE            AMOUNT SUBJECT TO CHARGE
            -------------------            -------------------------
            First.........................           4.00%
            Second........................           3.00%
            Third.........................           2.00%
            Fourth........................           1.00%
            Fifth and thereafter..........           None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Portfolios in connection with the sale of their Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares.

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The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative,
(iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Alternative Purchase Arrangements - Group Retirement Plans

   The Portfolios offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolios. In order to enable participants investing through group retirement plans to purchase shares of the Portfolios, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

   Class A Shares. Class A shares of the Portfolios are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on

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

redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

   Class B Shares. Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

   Class C Shares. Class C shares of the Portfolios are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and
AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolios, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolios' share class eligibility criteria before determining whether to invest. For example, the Portfolios make their Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares before determining which class to make available to its plan participants.

Sales Charge Reduction Programs

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single or concurrent purchase of shares of a Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by: (i) an individual, his or her spouse or

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

domestic partner, or the individual's children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

   Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.

AllianceBernstein Blended Style Series, Inc.

    .  AllianceBernstein 2000 Retirement Strategy

    .  AllianceBernstein 2005 Retirement Strategy

    .  AllianceBernstein 2010 Retirement Strategy

    .  AllianceBernstein 2015 Retirement Strategy

    .  AllianceBernstein 2020 Retirement Strategy

    .  AllianceBernstein 2025 Retirement Strategy

    .  AllianceBernstein 2030 Retirement Strategy

    .  AllianceBernstein 2035 Retirement Strategy

    .  AllianceBernstein 2040 Retirement Strategy

    .  AllianceBernstein 2045 Retirement Strategy

    .  AllianceBernstein 2050 Retirement Strategy

    .  AllianceBernstein 2055 Retirement Strategy

    .  U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

    .  AllianceBernstein Bond Inflation Strategy

    .  AllianceBernstein Intermediate Bond Portfolio

    .  AllianceBernstein Municipal Bond Inflation Strategy

AllianceBernstein Cap Fund, Inc.

    .  AllianceBernstein Small Cap Growth Portfolio

    .  AllianceBernstein U.S. Strategic Research Porfolio

AllianceBernstein Diversified Yield Fund, Inc.

AllianceBernstein Exchange Reserves

AllianceBernstein Focused Growth & Income Fund, Inc.

AllianceBernstein Global Bond Fund, Inc.

AllianceBernstein Global Growth Fund, Inc.

AllianceBernstein Global Real Estate Investment Fund, Inc.

AllianceBernstein Global Thematic Growth Fund, Inc.

AllianceBernstein Greater China '97 Fund, Inc.

AllianceBernstein Growth and Income Fund, Inc.

AllianceBernstein High Income Fund, Inc.

AllianceBernstein International Growth Fund, Inc.

AllianceBernstein Large Cap Growth Fund, Inc.

AllianceBernstein Municipal Income Fund, Inc.

    .  AllianceBernstein High Income Portfolio

    .  California Portfolio

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

    .  National Portfolio

    .  New York Portfolio

AllianceBernstein Municipal Income Fund II

    .  Arizona Portfolio

    .  Massachusetts Portfolio

    .  Michigan Portfolio

    .  Minnesota Portfolio

    .  New Jersey Portfolio

    .  Ohio Portfolio

    .  Pennsylvania Portfolio

    .  Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.

AllianceBernstein Trust

    .  AllianceBernstein Global Value Fund

    .  AllianceBernstein International Value Fund

    .  AllianceBernstein Small/Mid Cap Value Fund

    .  AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.

The AllianceBernstein Portfolios

    .  AllianceBernstein Balanced Wealth Strategy

    .  AllianceBernstein Growth Fund

    .  AllianceBernstein Tax-Managed Balanced Wealth Strategy

    .  AllianceBernstein Tax-Managed Wealth Appreciation Strategy

    .  AllianceBernstein Tax-Managed Wealth Preservation Strategy

    .  AllianceBernstein Wealth Appreciation Strategy

    .  AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

    .  AllianceBernstein Intermediate California Municipal Portfolio

    .  AllianceBernstein Intermediate Diversified Municipal Portfolio

    .  AllianceBernstein Intermediate New York Municipal Portfolio

    .  AllianceBernstein International Portfolio

    .  AllianceBernstein Short Duration Portfolio

    .  AllianceBernstein Tax-Managed International Portfolio

   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of any of the Portfolios may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

     (i) the investor's current purchase;

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

     (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

     (iii)the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of a Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case, the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

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

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI. The reinstatement privilege for Class B shares is no longer available as of January 31, 2009.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of a Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

   Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

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Systematic Withdrawal Plan

   General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of that Portfolio.

   Shares of a Portfolio owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

   CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

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   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

   Payments to Financial Advisors and Their Firms

   Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

    .  upfront sales commissions

    .  Rule 12b-1 fees

    .  additional distribution support

    .  defrayal of costs for educational seminars and training

    . payments related to providing shareholder recordkeeping and/or transfer agency services

   Please read the Prospectus carefully for information on this compensation.

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   Other Payments for Distribution Services and Educational Support

      In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Investing in the Portfolios--The Different Share Class Expenses--Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
   (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Portfolio - Annual Portfolio Operating Expenses" in the Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

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   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

   ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   Ameriprise Financial Services
   AXA Advisors
   Bank of America
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Chase Investment Services
   Citicorp Investment Services
   Citigroup Global Markets
   Commonwealth Financial Network
   Donegal Securities
   ING Advisors Network
   LPL Financial Corporation
   Merrill Lynch
   Morgan Stanley & Co. Incorporated
   Northwestern Mutual Investment Services
   Raymond James
   RBC Capital Markets Corporation
   Robert W. Baird
   SagePoint Financial, Inc.
   UBS AG
   UBS Financial Services
   Wells Fargo Advisors
   Wells Fargo Investments

   Although the Fund may use brokers and dealers who sell shares of the Portfolios to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios - How to Sell or Redeem Shares." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

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Redemption

   Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolios tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolios' portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

   To redeem shares of a Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of a Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock

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

certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase

   The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer Portfolio shares to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

   The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolios' Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all shares of each of the Portfolios unless otherwise indicated.

Automatic Investment Program

   Investors may purchase shares of the Portfolios through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

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Exchange Privilege

   You may exchange your investment in a Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares of a Portfolio, for the purpose of conversion to Class A shares of the Portfolio. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

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

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports

   Each shareholder of the Portfolios receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

                                NET ASSET VALUE

   The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

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

   In accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by a Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

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

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

   (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   Each Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. A Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before a Portfolio values its securities at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may

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

frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolios' assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolios' assets on behalf of the Portfolios. The Valuation Committee values Portfolio assets as described above.

   A Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

   For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

   The assets attributable to the Class A shares, Class B shares and Class C shares of the Tax-Managed International Portfolio will be invested together in a single portfolio and the assets attributable to the Class A shares, Class B shares and Class C shares of the International Portfolio will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plans adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolios. The Portfolios generally effect transactions on stock exchanges and markets which involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally not been negotiated on stock markets outside the United States. In recent years, however, an increasing number of developed foreign stock markets have adopted a system of negotiated rates, although a few developed foreign markets and most emerging foreign markets continue to be subject to an established schedule of minimum commission rates. Each Portfolio may purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for

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

transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolios nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The Portfolios may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Portfolios may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolios will attempt to negotiate best execution.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolios.

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

   The Portfolios may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   Information about the brokerage commissions paid by the Tax-Managed International Portfolio and the International Portfolio, including to Bernstein LLC, which is an affiliated broker of the Fund, and its predecessor, and to Bernstein Limited, which is also an affiliated broker of the Fund, is set forth in the following table:

                                                                   BROKERAGE
                                                       AGGREGATE  COMMISSIONS
                                                       BROKERAGE    PAID TO
                                                      COMMISSIONS AFFILIATED
   PORTFOLIO                                             PAID       BROKER
   ---------                                          ----------- -----------
   Tax-Managed International Portfolio...............
      Fiscal Year Ended September 30, 2007........... $10,116,685  $158,225
      Fiscal Year Ended September 30, 2008........... $11,198,905  $372,421
      Fiscal Year Ended September 30, 2009........... $ 6,468,768  $      0
   International Portfolio...........................
      Fiscal Year Ended September 30, 2007........... $ 5,101,222  $  4,908
      Fiscal Year Ended September 30, 2008........... $ 4,000,084  $ 29,732
      Fiscal Year Ended September 30, 2009........... $ 3,303,472  $      0

   Disclosure of Portfolio Holdings

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolios and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to

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

protect the Portfolios and their shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Portfolios, the market value of the Portfolios' holdings, and the percentage of the Portfolios' assets represented by the Portfolios' holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolios' top ten holdings (including name and the percentage of the Portfolios' assets invested in each holding), and a percentage breakdown of the Portfolios' investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Manager's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolios' shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolios or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief

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Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Portfolios and is in the best interest of the Portfolios' shareholders. The Manager's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolios and their shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolios and their shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) Custodian in connection with its custody of a Portfolio's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and
(ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends

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on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolios is to declare and pay ordinary income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by a Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements"). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in

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qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets). A distribution from a Portfolio generally is treated as qualified dividend

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income to the extent that it is comprised of dividend income received by the
Portfolio from taxable domestic corporations and certain qualified foreign corporations, and provided that the Portfolio meets certain holding period and other requirements with respect to the underlying security. In addition, a non-corporate shareholder (including individuals, trusts and estates) must meet certain holding period requirements with respect to the shares of the Portfolio in order to take advantage of the 15% tax rate. Dividends treated as qualified dividend income are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. To the extent distributions from a Portfolio are attributable to other sources, such as taxable interest, most distributions from Real Estate Investment Trusts ("REITs"), or short-term capital gains, the distributions will not be eligible for such rate. Each Portfolio will notify you as to how much of such Portfolio's distributions, if any, would qualify for the reduced tax rate, assuming that you also satisfy the holding period requirements. For taxable years beginning on or after January 1, 2011, the long-term capital gain rate is scheduled to return to 20%.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such

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stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

   Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any

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net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

   The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolios' assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios' holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss.

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The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio's hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

   Provided each Portfolio qualifies as a regulated investment company and, as is expected, more than 50% of the value of each Portfolio's total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. The Portfolios will make such an election only if they deem it to be in the best interests of their shareholders. As a result of making such an election, shareholders of the Portfolios would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Within 60 days after the close of each taxable year of the Portfolios, the Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios' gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

   Generally, a credit for foreign taxes may not exceed the amount of the shareholder's U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the "passive income" category, which includes foreign source dividends, interest and capital gains. As a

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result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

   The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that such Portfolios may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. However, under the PFIC rules, the Portfolios may elect to mark shares of a PFIC to market at the close of the Fund's taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

   In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or upon the sale or other disposition of shares of the Portfolio. For foreign shareholders of a Portfolio, a distribution attributable to the Portfolio's sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation will be subject to 35% withholding and taxed to the shareholder as income effectively connected to a U.S. trade or business if the distribution is attributable to distributions from a REIT to the Portfolio. In addition, foreign shareholders may be subject to certain tax filing requirements if 50% or more of a Portfolio's assets are invested in REITs and other U.S. real property holding corporations.

   Disposition of Portfolio shares by foreign shareholders will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if 50% or more of the value of the Portfolio's assets are invested in REITs and other U.S. real property holding corporations and the foreign shareholder owns more than 5% of the outstanding shares of the Portfolio at any time during the five-year period ending on the date of disposition.

   The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Portfolio's participation in a wash sale transaction or its payment of a substitute dividend.

       Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by a Portfolio from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may
(1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes;
(3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the IRS. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   Shareholders will receive, if appropriate, various written notices after the close of a Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to a Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   Shares of the Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
                                  STATEMENTS

Custodian and Accounting Agent

   State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolios. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolios are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2009 and was filed on December 4, 2009. It is available without charge upon request by calling ABIS at (800) 227-4618.

                              GENERAL INFORMATION

   The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001.

   Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the Portfolio has the same rights and is identical in all respects except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of a Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolios votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

   As of January 4, 2010, to the knowledge of the Fund the following persons or entities owned beneficially or of record 5% or more of the Tax-Managed International Portfolio or the International Portfolio or any class of the
Portfolios:

                                                                NO. OF
                                                                SHARES   % OF
 NAME AND ADDRESS                                              OF CLASS  CLASS
 ----------------                                             ---------- -----
 TAX-MANAGED INTERNATIONAL PORTFOLIO
 CLASS A SHARES:
 LPL FINANCIAL                                                21,760.337  8.45%
 FBO CUSTOMER ACCOUNTS
 ATTN MUTUAL FUND OPERATIONS
 PO BOX 509046
 SAN DIEGO CA 92150-9046

 PERSHING LLC                                                 28,052.870 10.89%
 PO BOX 2052
 JERSEY CITY NJ 07303-2052

 MORGAN STANLEY & CO                                          24,529.236  9.52%
 HARBORSIDE FINANCIAL CENTER
 PLAZA II 3RD FLOOR
 JERSEY CITY NJ 07311

 BROWN BROTHERS HARRIMAN & CO                                 64,590.486 25.08%
 CUST FOR
 525 WASHINGTON BLVD
 JERSEY CITY NJ 07310-1606

 CLASS B SHARES:
 MLPF&S FOR THE SOLE BENEFIT OF ITS                            4,874.429 19.53%
 CUSTOMERS
 ATTN FUND ADMIN
 4800 DEER LAKE DR EAST 2ND FLR
 JACKSONVILLE FL 32246-6484

 CITIGROUP GLOBAL MARKETS                                      2,609.563 10.45%
 HOUSE ACCOUNT
 ATTN CINDY TEMPESTA
 333 W 34TH ST FL 3
 NEW YORK NY 10001-2402

 PERSHING LLC                                                  7,241.007 29.01%
 PO BOX 2052
 JERSEY CITY NJ 07303-2052

                                                               NO. OF
                                                              SHARES OF  % OF
NAME AND ADDRESS                                                CLASS    CLASS
----------------                                             ----------- -----

DEBORAH H WOLFE                                                2,751.085 11.02%
230 HOPE CT W
BEAR DE 19701-3371

CLASS C SHARES:
MLPF&S FOR THE SOLE BENEFIT OF ITS                            49,459.605 41.95%
CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR EAST 2ND FLR
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS                                      11,660.237  9.89%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

PERSHING LLC                                                  13,951.039 11.83%
PO BOX 2052
JERSEY CITY NJ 07303-2052

UBS FINANCIAL SERVICES INC. FBO                                6,424.455  5.45%
ADRIAN M C LUXMOORE T/U
ADRIAN M C LUXMOORE
DATED MARCH 27 1998
3820 SEMINARY AVE
RICHMOND VA 23227-4112

ROBERT W BAIRD & CO INC                                        6,926.662  5.87%
777 E WISCONSIN AVE
MILWAUKEE WI 53202-5300

ROBERT W BAIRD & CO INC                                        8,855.340  7.51%
777 E WISCONSIN AVE
MILWAUKEE WI 53202-5300

INTERNATIONAL PORTFOLIO
CLASS A SHARES:
MLPF&S FOR THE SOLE BENEFIT OF ITS                           106,721.319  8.84%
CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR EAST 2ND FLR
JACKSONVILLE FL 32246-6484

CHARLES SCHWAB & CO INC                                       85,668.215  7.09%
FBO COLORADO SPRING 80903
ATTN MUTUAL FUND OPERATIONS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

                                                               NO. OF
                                                              SHARES OF  % OF
NAME AND ADDRESS                                                CLASS    CLASS
----------------                                             ----------- -----

UBS FINANCIAL SERVICES INC. FBO                               65,979.379  5.46%
BUCKEYE PARTNERS LTD
PO BOX 1420
KYLE TX 78640-1420

UBS FINANCIAL SERVICES INC. FBO                              113,723.192  9.42%
CUSTODY II FOR BUCKEYE
PARTNERS, LTD
PO BOX 1420
KYLE TX 78640-1420

CLASS B SHARES:
FIRST CLEARING, LLC                                           13,572.579 10.76%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS                            20,158.643 15.98%
CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR EAST 2ND FLR
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS                                       8,051.741  6.38%
HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST FL 3
NEW YORK NY 10001-2402

PERSHING LLC                                                   8,901.324  7.06%
PO BOX 2052
JERSEY CITY NJ 07303-2052

CLASS C SHARES:
FIRST CLEARING, LLC                                           57,837.360  8.60%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMER
2801 MARKET ST
SAINT LOUIS MO 63103-2523

MLPF&S FOR THE SOLE BENEFIT OF ITS                           107,265.710 15.96%
CUSTOMERS
ATTN FUND ADMIN
4800 DEER LAKE DR EAST 2ND FLR
JACKSONVILLE FL 32246-6484

                                                                NO. OF
                                                                SHARES   % OF
 NAME AND ADDRESS                                              OF CLASS  CLASS
 ----------------                                             ---------- -----

 CITIGROUP GLOBAL MARKETS                                     63,349.829 9.43%
 HOUSE ACCOUNT
 ATTN CINDY TEMPESTA
 333 W 34TH ST FL 3
 NEW YORK NY 10001-2402

 MORGAN STANLEY & CO                                          56,355.921 8.38%
 HARBORSIDE FINANCIAL CENTER
 PLAZA II 3RD FLOOR
 JERSEY CITY NJ 07311

Additional Information

   Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

                                  APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/4/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.
--------
/4/   Reprinted from Standard & Poor's Bond Guide

Fitch/5/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D Bonds represent the highest potential for default and the lowest potential for recovery.

PLUS(+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.
--------
/5/   As provided by Fitch Ratings, Inc.

Moody's/6/

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
--------
/6/   Reprinted from Moody's Bond Record and Short Term Market Record

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/7/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.
--------
/7/   Reprinted from Standard & Poor's Bond Guide

Fitch/8/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/9/

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       .  Leading market positions in well-established industries.

       .  High rates of return on funds employed.

       . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

       . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       . Well-established access to a range of financial markets and assured sources of alternate liquidity.
--------
/8/   As provided by Fitch Ratings, Inc.
/9/   Reprinted from Moody's Bond Record and Short Term Market Record

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/10/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
--------
/10/  Reprinted from Standard & Poor's Bond Guide

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Fitch/11/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.
--------
/11/  As provided by Fitch Ratings, Inc.

                                  APPENDIX B

                          [LOGO OF ALLIANCEBERNTEIN]
--------------------------------------------------------------------------------
                                  Firm Policy
--------------------------------------------------------------------------------
                   STATEMENT OF POLICIES AND PROCEDURES FOR
                                 PROXY VOTING
--------------------------------------------------------------------------------
1.  INTRODUCTION

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.  PROXY POLICIES

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. CORPORATE GOVERNANCE

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. ELECTIONS OF DIRECTORS

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

     2.3. APPOINTMENT OF AUDITORS

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. CHANGES IN LEGAL AND CAPITAL STRUCTURE

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. PROPOSALS AFFECTING SHAREHOLDER RIGHTS

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. ANTI-TAKEOVER MEASURES

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. EXECUTIVE COMPENSATION

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e.,

          "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. SOCIAL AND CORPORATE RESPONSIBILITY

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.  PROXY VOTING PROCEDURES

     3.1. PROXY VOTING COMMITTEES

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. CONFLICTS OF INTEREST

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. PROXIES OF CERTAIN NON-U.S. ISSUERS

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. LOANED SECURITIES

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. PROXY VOTING RECORDS

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

[LOGO OF ALLIANCEBERNSTEIN]

                                     ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO
                                                      CLASS A, CLASS B, CLASS C

--------------------------------------------------------------------------------

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.
P.O. Box 786003
San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               January 29, 2010

--------------------------------------------------------------------------------

   This Statement of Additional Information ("SAI") relates to the following classes of the AllianceBernstein Short Duration Plus Portfolio (the "Portfolio") of the Sanford C. Bernstein Fund, Inc. (the "Fund").

 CLASS                                                   EXCHANGE TICKER SYMBOL
 -----                                                   ----------------------
 Class A                                                         ADPAX
 Class B                                                         ADPBX
 Class C                                                         ADPCX

   This SAI is not a prospectus but supplements and should be read in conjunction with the prospectus, dated January 29, 2010, for the Portfolio's Class A, Class B and Class C shares (the "Prospectus"). Certain financial statements from the Fund's annual report dated September 30, 2009 are incorporated by reference into this SAI. Copies of the Portfolio's Prospectus and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc., ("ABIS") at the address or the "For Literature" telephone number shown above. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                               TABLE OF CONTENTS

                                                                                 PAGE
                                                                                 ----
FUND HISTORY....................................................................   3
INVESTMENT STRATEGIES AND RELATED RISKS.........................................   3
INVESTMENT RESTRICTIONS.........................................................   7
INVESTMENTS.....................................................................   9
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES......................  35
MANAGEMENT OF THE FUND..........................................................  43
EXPENSES OF THE FUND............................................................  51
CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES.........................  54
PURCHASE OF SHARES..............................................................  54
REDEMPTION AND REPURCHASE OF SHARES.............................................  75
SHAREHOLDER SERVICES............................................................  77
NET ASSET VALUE.................................................................  80
DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................  83
PORTFOLIO TRANSACTIONS AND BROKERAGE............................................  91
GENERAL INFORMATION.............................................................  95
CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL
  STATEMENTS....................................................................  97
APPENDIX A...................................................................... A-1
APPENDIX B...................................................................... B-1

AllianceBernstein and the AllianceBernstein logo are registered trademarks and service marks used by permission of their owner, AllianceBernstein L.P.

                                 FUND HISTORY

   The Fund was incorporated under the laws of the State of Maryland on May 4, 1988 as an open-end investment management company.

   The Short Duration Plus Portfolio, doing business as AllianceBernstein Short Duration Portfolio, commenced offering the Short Duration Plus Class shares on December 12, 1988, pursuant to a separate Prospectus. On May 21, 2003, the Portfolio commenced offering Class A shares, Class B shares, and Class C shares.

                    INVESTMENT STRATEGIES AND RELATED RISKS

   The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objective, policies and restrictions of the Portfolio set forth in the Portfolio's Prospectus. Except as otherwise noted, the Portfolio's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Directors of the Fund with respect to the Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial position and needs. There is no assurance that the Portfolio will achieve its investment objective.

   The Portfolio evaluates a wide variety of instruments and issuers, utilizing a variety of internally developed, quantitatively based valuation techniques. Except as otherwise specified, the Portfolio may invest in any of the securities described in the Prospectus and this SAI. In addition, the Portfolio may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of an investment portfolio, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

   The Portfolio will not purchase any security if immediately after that purchase less than 80% of the Portfolio's total assets would consist of securities or commercial paper rated A or higher by Standard & Poor's Corporation ("Standard & Poor's" or "S&P"), Fitch Ratings, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"); SP-1 by Standard & Poor's, F-1 by Fitch or MIG 1 or VMIG 1 by Moody's; A-1 by Standard & Poor's, or P-1 by Moody's; or of securities and commercial paper that are rated by other ratings agencies or are not rated but in either case are determined by AllianceBernstein L.P. ("AllianceBernstein" or the "Manager") to be of comparable quality. In addition, the Portfolio will not purchase a security or commercial paper rated less than B by Standard & Poor's, Fitch or Moody's; less than A-2 or SP-2 by Standard & Poor's, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody's; or securities and commercial paper that are rated by other ratings agencies or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by Standard & Poor's, Fitch or Moody's; below SP-1 or A-1 by Standard & Poor's, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody's. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by Standard & Poor's and Fitch or Baa by Moody's are investment grade. Securities that are rated BB or B by Standard & Poor's and Fitch, or Ba or B by Moody's are considered to be speculative with regard to the payment of interest and principal.

   In addition to these policies, the Portfolio has policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. The actual duration of the Portfolio may vary, depending on the Manager's interest-rate forecast. When interest rates are expected to rise, the duration is shortened. When interest rates are expected to fall, the duration is lengthened.

   The maturity composition of the Portfolio may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

   Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of the Portfolio's shares fluctuates with the value of its investments.

   The term "net assets," as used in this SAI, means net assets plus any borrowings.

   The Portfolio may invest in mortgage-backed securities ("MBS"), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

   Unlike MBS issued or guaranteed by the U.S. Government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or "tranches," with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

   In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

   The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

   If the Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolio's securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolio will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

   Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the Portfolio's portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

   The Portfolio may also purchase asset-backed securities ("ABS") that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

   The Portfolio may purchase commercial paper, including asset-backed commercial paper ("ABCP") that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit's underlying asset portfolio and the conduit's ability to issue new ABCP. Therefore, there could be losses to the Portfolio if invested in ABCP in the event of credit or market value deterioration in the conduit's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit's inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

   Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. In purchasing these subordinated notes, the Portfolio will therefore have a higher likelihood of loss than investors in the senior notes.

   The Portfolio may also invest in other types of fixed-income securities which are subordinated or "junior" to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include so-called "high yield" or "junk" bonds (i.e., bonds that are rated below investment grade by a rating agency or that are of equivalent quality) and preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

   The Portfolio's compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

                            INVESTMENT RESTRICTIONS

   The Portfolio is subject to fundamental investment restrictions. The fundamental restrictions applicable to the Portfolio may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the Fund. "A majority of the outstanding securities" of the Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

   The Portfolio will not, except as otherwise provided herein:

     1) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     2)  Make short sales of securities or maintain a short position;

     3) Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. The Portfolio may not enter into reverse repurchase agreements if the Portfolio's obligations thereunder would be in excess of one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements;

     4) Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

     5) Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

     6)  Purchase oil, gas or other mineral interests;

     7) Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

     8) Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio's total assets;

     9) Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     10) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

     11) Purchase any security if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry.);

     12) Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio's total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment;

     13) Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

     14) Make investments for the purpose of exercising control or management;

     15) Invest in securities of other registered investment companies; or

     16) Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants.

   The following investment limitations are not fundamental, and may be changed without shareholder approval. The Portfolio has not and does not currently intend to:

     1) Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("144A securities") that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

     2) Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio's total assets.

   With respect to the Portfolio, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, "total assets" of the Portfolio shall be determined in accordance with Securities and Exchange Commission ("SEC") interpretations issued from time to time.

                                  INVESTMENTS

   Subject to the Portfolio's investment policies, the Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. Government or the agencies or instrumentalities thereof; (ii) obligations of Supranational Agencies, (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers' acceptances) of thrifts and banks;
(vii) mortgage-related securities; (viii) asset-backed securities;
(ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt;
(x) guaranteed investment contracts and bank investment contracts;
(xi) variable and floating rate securities; (xii) private placements;
(xiii) preferred stock; and (xiv) foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolio. Of course, the extent to which the Portfolio emphasizes each of the categories of investment described depends upon the investment objective and restrictions of the Portfolio. Some information regarding some of these types of investments is provided below.

MORTGAGE-RELATED SECURITIES

   Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as "mortgage-related securities." Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

   One type of mortgage-related security is a Government National Mortgage Association ("GNMA") Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. Government. Another type is a Federal National Mortgage Association ("FNMA") Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. A third type of mortgage-related security in which the Portfolio might invest is a Federal Home Loan Mortgage Corporation ("FHLMC") Participation Certificate. This type of security is backed by

FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. Government.

   On September 7, 2008, due to the value of FHLMC's and FNMA's securities falling sharply and concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis, the Federal Housing Finance Agency placed FHLMC and FNMA into conservatorship. The U.S. Government also took steps to provide additional financial support to FHLMC and FNMA. Although the U.S. Government or its agencies currently provide financial support to such entities, no assurance can be given that they will always do so.

   The Portfolio may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. Government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolio will take such insurance into account in determining whether to invest in such pools.

   The Portfolio may invest in Real Estate Mortgage Investment Conduits ("REMICs") and collateralized mortgage obligations ("CMOs"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

   Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

   Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolio may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

   In another version of mortgage related securities, all interest payments go to one class of holders--"Interest Only" or "IO"--and all of the principal goes to a second class of holders--"Principal Only" or "PO." The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. Government or its agencies and instrumentalities that are backed by fixed rate mortgages may be considered liquid securities under guidelines established by the Fund's Board of Directors; all other IOs and POs will be considered illiquid.

   Payments to the Portfolio from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolio generally receives prepayments of principal in addition to the principal that is part of the regular monthly payments.

   A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease like other debt securities. The Portfolio normally does not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it invests such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolio is, however, reflected in dividends to shareholders.

ASSET-BACKED SECURITIES

   The Portfolio may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolio.

   In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller's security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit-card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

MUNICIPAL SECURITIES

   Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities, the District of Columbia or Puerto Rico, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

   Municipal Securities include "private activity bonds" such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax.

   The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Pursuant to procedures established by the Fund's Board, the Manager will be responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including assessment of the likelihood that the lease will not be canceled. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

   Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolio's investment objective depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

   After purchase by the Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sales of such security by the Portfolio, but the Manager will consider such event in its determination of whether the Portfolio should continue to hold the security. To the extent that the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with the Fund's quality criteria as described in the Prospectus for the Portfolio.

   Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by the Portfolio and the value of the Portfolio would be affected. Additionally, the Manager would reevaluate the Portfolio's investment objective and policies.

PRIVATE PLACEMENTS

   The Portfolio may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act of 1933, as amended (the "1933 Act"), so as to permit their sale to the public ("restricted securities"). Restricted securities may be sold only in privately negotiated transactions. These securities, excluding restricted securities eligible for resale pursuant to Rule 144A under the 1933 Act that have been determined to be liquid in the trading market for the security under procedures adopted by the Board of Directors of the Fund, are considered to be illiquid. The Board is responsible for monitoring the application of the procedures on the liquidity of Rule 144A securities in the Portfolio.

   Where registration of restricted securities is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board of Directors.

   The SEC has adopted Rule 144A to facilitate resales of restricted securities in the U.S. by "qualified institutional buyers," including the Portfolio. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from the Portfolio's limit on investments in illiquid securities. If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Portfolio's securities could be adversely affected.

LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between borrowers and one or more financial institutions ("Lenders"). Such loans are often referred to as bank loan debt. The Portfolio's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. The Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P or Fitch) or higher.

   When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

PREFERRED STOCK

   The Portfolio may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

FOREIGN (NON-U.S.) SECURITIES

   While the Portfolio generally invests in domestic securities, the Portfolio may also invest in foreign securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objective of the Portfolio. The Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. The Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include:

   FOREIGN CURRENCY RISK

   A Portfolio that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which involve certain special risks.

   OTHER RISKS

   Other risks and considerations of international investing include the availability of less public information with respect to issuers of securities; less governmental supervision of brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; a generally lower degree of market volume and liquidity than that available in U.S. markets, which may result in greater price volatility; settlement practices that may include delays and otherwise differ from those in U.S. markets; the possibility of expropriation or confiscatory taxation; the imposition of foreign taxes; and possible political instability in some countries, which could affect U.S. investment in these countries. Investments in foreign securities will also result in generally higher expenses due to the costs of currency exchange; payment of fixed brokerage commissions in certain foreign markets, which generally are higher than commissions on U.S. exchanges; and the expense of maintaining securities with foreign custodians.

WARRANTS

   The Portfolio may invest in warrants. Warrants are securities that give the Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

BANK OBLIGATIONS

   The Portfolio may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers' acceptances) of thrift institutions and commercial banks.

   Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates. Time deposits with maturities of more than seven days are considered illiquid securities.

   Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

   A banker's acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

   The Portfolio expects to invest no more than 5% of the Portfolio's net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the FDIC or a similar regulatory authority. The Portfolio limits its purchases to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by Standard & Poor's, Fitch or Moody's or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Portfolio limits its purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by Standard & Poor's, Fitch or Moody's or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolio are not insured.

CONVERTIBLE SECURITIES

   The Portfolio may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the "conversion price") into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

   The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

OTHER SECURITIES

   It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolio, subject to Board guidelines.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

   The Portfolio may purchase or sell financial futures contracts ("futures contracts") and options thereon. Financial futures are commodity futures contracts which obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index or the market value in U.S. Dollars of a foreign currency. Currently, futures contracts are available on various types of fixed-income securities and indexes, including but not limited to U.S. Treasury bonds, notes, and bills, foreign government bonds, Eurodollar certificates of deposit, municipal bonds, foreign exchange, and various domestic and foreign stock indexes. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

   The Portfolio may purchase or sell options on futures contracts for hedging or other purposes. The Portfolio will not write any option if, immediately thereafter, the aggregate value of the Portfolio's securities subject to outstanding options would exceed 25% of its net assets.

   If the Manager wishes to shorten the effective duration of the Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of the Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option. The Portfolio's use of futures contracts will not result in leverage.

   The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Portfolio will segregate liquid assets equal to the market value of the futures contract (less related margin) with the Fund's custodian or a futures margin account with a broker or will employ alternative cover (such as owning an offsetting position). If the Manager were to forecast incorrectly, the Portfolio might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. The Portfolio's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Portfolio owns or intends to purchase, or general interest rate movements.

   The Portfolio's potential losses from the use of futures extend beyond its initial investments in such contracts and are potentially unlimited.

   FUTURES CONTRACTS

   U.S. futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, with the CFTC and the National Futures Association, which regulate trading in the futures market. Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator with respect to its operation of the Portfolio.

   At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

   At the time of delivery of securities pursuant to a futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

   Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

   INTEREST RATE FUTURES

   The purpose of the acquisition or sale of a futures contract, in the case of the Portfolio, which holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt securities in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value ("NAV") of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

   Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts or the Portfolio will employ alternative cover (such as owning an offsetting position).

   The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Manager may still not result in a successful transaction.

   In addition, futures contracts entail risks. Although the Portfolio believes that use of such contracts will benefit the Portfolio, if the Manager's investment judgment about the general direction of interest rates is incorrect, the Portfolio's overall performance would be worse than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

   OPTIONS ON FUTURES CONTRACTS

   The Portfolio may write (i.e., sell) only covered put and call options on futures contracts. The Portfolio is considered "covered" with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the call (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. The Portfolio is considered "covered" with respect to a put option it writes on a futures contract if it
(i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or
(iii) owns a short position in the underlying futures contract.

   The Portfolio may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. The Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   The Portfolio is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Portfolio must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due, for example, to declining interest rates.

   The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Portfolio that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Portfolio that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Portfolio has written is exercised, that Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

   The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

   The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

   The Portfolio's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Portfolio, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Portfolio would have to be exercised in order for the Portfolio to realize any profit and (ii) the Portfolio may not be able to sell currencies or portfolio securities covering an option written by the Portfolio until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Portfolio will be able to utilize these instruments effectively. In addition, the Portfolio's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to the Portfolio for U.S. federal income tax purposes.

OPTIONS

   The Portfolio may purchase put and call options on securities. The Portfolio would normally purchase call options to hedge against an increase in the market value of the securities in which the Portfolio may invest and put options to hedge against a decline in market value of its portfolio securities. Options may also be purchased to alter the effective duration of the Portfolio.

   A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price.

   The Portfolio may write (i.e., sell) only covered put and call options on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Portfolio. When the Portfolio writes an option, it receives a premium which it retains whether or not the option is exercised. If the option is not exercised, this premium represents a profit on the transaction (less any transaction costs).

   A call option written by the Portfolio is "covered" if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with the Fund's custodian. A put option written by the Portfolio is "covered" if the Portfolio maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

   OPTIONS ON SECURITIES INDEXES

   The Portfolio may also write and purchase put and call options on any securities index based on securities in which the Portfolio may invest for the same purposes as it may write and purchase options on securities. The Portfolio, in purchasing or selling securities index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally cannot match the composition of an index.

   OPTIONS ON CURRENCY

   In addition, to the extent that the Portfolio invests in foreign securities, the Portfolio may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of its portfolio securities and against increases in the U.S. Dollar cost of foreign securities to be acquired. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Portfolio's option position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Portfolio will be traded on U.S. and foreign exchanges or over-the-counter.

   SPECIAL RISKS ASSOCIATED WITH OPTIONS ON CURRENCY

   An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

   COVERED STRADDLES

   The Portfolio may write covered straddles. A straddle is a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined above with respect to covered options. In accordance with the terms of a no-action position from the staff of the SEC, the Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolio will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

   SPECIAL RISKS ASSOCIATED WITH OPTIONS IN GENERAL

   The Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so. See "Additional Information About the Funds' Risks and Investments -- Illiquid Securities" in the Prospectus.

   In purchasing a call option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would be lost by the Portfolio.

   The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If a put option written by the Portfolio were exercised the Portfolio would be obligated to purchase the underlying security at the exercise price. If a call option written by the Portfolio were exercised, the Portfolio would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Portfolio at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Portfolio retains the premium received from writing a put or call option whether or not the option is exercised.

   CLOSING TRANSACTIONS

   The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

   Effecting a closing transaction in the case of a written call option will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Portfolio investments. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

   The Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

   An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Portfolio would have to exercise the options in order to realize any profit. If the Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of a National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or (vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

STRUCTURED INSTRUMENTS

   The Portfolio may invest in structured instruments. The risks of investing in structured instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a structured instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. Dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the underlying benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the structured instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the underlying assets and interest rate movements. In recent years, various underlying benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

   Structured instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the structured instrument. Leverage risk occurs when the structured instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured instrument, thereby magnifying the risk of loss as well as the potential for gain.

   Structured instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of structured instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the structured instrument, the creditworthiness of the counterparty or issuer of the structured instrument would be an additional risk factor the Portfolio would have to consider and monitor. Structured instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS)

   The Portfolio may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

   The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. The Portfolio expects to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond market.

   The Portfolio will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account with the custodian. If the Portfolio enters into an interest rate swap on other than a net basis, the Portfolio will maintain in a segregated account with the custodian the full amount, accrued daily, of the Portfolio's obligations with respect to the swap. The Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Manager's approved list of swap counterparties for the Portfolio. The Manager will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Portfolio would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Manager has determined that, as a result, the swap market has become relatively liquid.

   Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. To the extent a Portfolio sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Portfolio's obligations with respect to any caps or floors.

CURRENCY SWAPS

   The Portfolio may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. Currency swaps involve the individually negotiated exchange by the Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The net amount of excess, if any, of the Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's custodian. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

CREDIT DEFAULT SWAP AGREEMENTS

   This disclosure supplements the information in the prospectus.

   The Portfolio will enter into credit default swap transactions only with counterparties whose debt securities (or whose guarantors' debt securities) are rated at least A (or the equivalent) by at least one nationally recognized statistical rating organization and are on the Adviser's approved list of swap counterparties for the Portfolio.

   The Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by Standard & Poor's, Fitch or Moody's. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

REPURCHASE AGREEMENTS

   The Portfolio may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. The Portfolio requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty's bankruptcy, the Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities.

REVERSE REPURCHASE AGREEMENTS

   The Portfolio may enter into reverse repurchase agreements with banks and broker-dealers from time to time. The Portfolio's obligations under reverse repurchase agreements will not exceed one-third of the Portfolio's total assets, less liabilities other than obligations under such reverse repurchase agreements. During the time a reverse repurchase agreement is outstanding, the Portfolio that has entered into such an agreement maintains liquid assets in a segregated account with its custodian having a value at least equal to the repurchase price under the reverse repurchase agreement. The use of reverse repurchase agreements is included in the Portfolio's borrowing policy and is subject to the limit of
Section 18(f)(1) of the 1940 Act.

DOLLAR ROLLS

   This disclosure supplements the information in the prospectus.

   The Portfolio may enter into a type of dollar roll known as a "fee roll." In a fee roll, the Portfolio is compensated for entering into the fee roll by "fee income," which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period.

   Dollar rolls may be considered to be borrowings by the Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

FORWARD CURRENCY EXCHANGE CONTRACTS

   The Portfolio may employ certain risk management techniques to attempt to protect against some or all effects of adverse changes in foreign currency exchange rates, including entering into a foreign currency exchange contract on either a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or by entering into forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Portfolio will generally not enter into a forward contract with a term greater than one year. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

   The Portfolio may enter into forward contracts for any lawful and appropriate purpose in light of its activities. For example, when the Portfolio purchases or sells a security denominated in a foreign currency, or has been notified of a dividend or interest payment, it may desire to "lock in" the U.S. Dollar price of the security or the amount of the payment. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio should be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. Dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received or when the dividend or interest is actually received.

   At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolio does not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the Portfolio will succeed in pursuing contractual remedies. The Portfolio assumes the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

FOREIGN CURRENCY TRANSACTIONS

   The Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenue will be received in such currencies. In addition, the Portfolio may conduct foreign currency transactions for hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The U.S. Dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolio's income. The Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

   Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, the Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent the Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

   The Portfolio will incur costs in connection with conversions between various currencies. The Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which the Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks.

   At the maturity of a forward contract, the Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, the Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

   It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

   If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   The Portfolio reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolio is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

   The Portfolio does not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. The Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

   There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty the

Portfolio will succeed in pursuing contractual remedies. The Portfolio assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the contractual agreements entered into in connection with a forward contract.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

   The Portfolio may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables the Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

   When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Portfolio, the portfolio securities themselves. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Portfolio assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV. At the time the Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV.

SPECIAL RISK CONSIDERATIONS FOR LOWER-RATED SECURITIES

   Securities rated Ba by Moody's or BB by S&P or Fitch are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., Ba or BB and lower, ("lower-rated securities") are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

   The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

   The ratings of fixed-income securities by Moody's, S&P, Fitch, Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of differences in credit risk of securities within each rating category. See Appendix A for a description of Moody's, S&P and Fitch ratings.

   Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

   The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio's securities. In considering investments for the Portfolio, the Manager will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

   Non-rated fixed-income securities will also be considered for investment by the Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objective and policies.

   In seeking to achieve the Portfolio's objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

LENDING PORTFOLIO SECURITIES

   The Portfolio may lend Portfolio securities. The Portfolio may lend up to 30% of its total assets (including collateral for any security loaned). Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. A principal risk in lending Portfolio securities, as with other collateral extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, AllianceBernstein will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. The Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

INDUSTRY CLASSIFICATION

   In determining industry classifications for the Portfolio, the Fund uses the current Directory of Companies Filing Annual Reports with the SEC (the "Directory"). Where a company is not listed in the Directory, the Fund makes a reasonable determination as to the industry classification, which determination may be made by using (1) the classification of the company's parent corporation; or (2) the classification the Fund reasonably believes the parent corporation would have if it were listed in the Directory; or (3) the industry classification the Fund reasonably believes the company would have if it were listed in the Directory.

          DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

   The following table lists the directors and executive officers of the Fund, their business addresses and their principal occupations during the past five years.

                                                  NUMBER OF
                                                 PORTFOLIOS
                                                 IN THE FUND
                                                   COMPLEX
NAME, ADDRESS*,       PRINCIPAL OCCUPATION(S)     OVERSEEN
AGE, (YEAR                     DURING              BY THE        OTHER DIRECTORSHIPS
ELECTED**)              THE PAST FIVE YEARS       DIRECTOR      HELD BY THE DIRECTOR
---------------       ------------------------   ----------- ----------------------------
INTERESTED DIRECTOR***

Marilyn G. Fedak      Vice Chair of Investment       18      None
1345 Avenue of the    Services for the
Americas              Manager, with which she
New York, NY 10105    has been associated
63                    since prior to 2005.
(2007)

DISINTERESTED DIRECTORS

Chairman of the       President of Cedar Lawn        18      Cedar Lawn Corporation
Board                 Corporation (cemetery).
Thomas B. Stiles II   Formerly, Managing
#                     Director, Senior
69                    Portfolio Manager and
(2003)                Director of Investment
                      Strategy of Smith Barney
                      Asset Management from
                      1997 until his
                      retirement in 1999.
                      Prior thereto, Chairman
                      and Chief Executive
                      Officer of Greenwich
                      Street Advisors from
                      1988-1997 and Executive
                      Vice President and
                      Director of E.F. Hutton
                      Group from 1982-1987.

Irwin Engelman #^+    Business Consultant.           18      WellGen, Inc.
75                    Formerly, he was                       (biotechnology); and eMagin
(2000)                Executive Vice President               Corporation (information
                      and Chief Financial                    technology)
                      Officer, YouthStream
                      Media Networks; Vice
                      Chairman and Chief
                      Administrative Officer,
                      Revlon, Inc., and
                      Executive Vice President
                      and Chief Financial
                      Officer, MacAndrews &
                      Forbes Holdings, Inc.
                      since prior to 2005.

                                           NUMBER OF
                                          PORTFOLIOS
                                          IN THE FUND
                                            COMPLEX
NAME, ADDRESS*,           PRINCIPAL        OVERSEEN
AGE, (YEAR           OCCUPATION(S) DURING   BY THE         OTHER DIRECTORSHIPS
ELECTED**)           THE PAST FIVE YEARS   DIRECTOR        HELD BY THE DIRECTOR
---------------      -------------------- ----------- -------------------------------
Bart Friedman #+     Senior Partner at        18      The Brookings Institution;
65                   Cahill Gordon &                  Lincoln Center for the
(2005)               Reindel LLP (law                 Performing Arts; The
                     firm) since prior                Mountain School of Milton
                     to 2005.                         Academy; and Allied World
                                                      Assurance Holdings

William Kristol #+   Editor, The Weekly       18      Manhattan Institute; John M.
57                   Standard since                   Ashbrook Center for Public
(1994)               prior to 2005; He                Affairs at Ashland
                     is also a Fox News               University; The Salvatori
                     Contributor.                     Center at Claremont
                                                      McKenna College; The
                                                      Shalem Foundation; and the
                                                      Institute for the Study of War

                                                NUMBER OF
                                               PORTFOLIOS
                                               IN THE FUND
                                                 COMPLEX
NAME, ADDRESS*,      PRINCIPAL OCCUPATION(S)    OVERSEEN
AGE, (YEAR                    DURING             BY THE        OTHER DIRECTORSHIPS
ELECTED**)             THE PAST FIVE YEARS      DIRECTOR      HELD BY THE DIRECTOR
---------------      ------------------------  ----------- ----------------------------
Donald K. Peterson # Formerly, Chairman and        18      Worcester Polytechnic
60                   Chief Executive Officer,              Institute; Overseers of the
(2007)               Avaya Inc.                            Amos Tuck School of
                     (communications)                      Business Administration;
                     (January 2002 -                       Teachers Insurance &
                     September 2006);                      Annuity Association of
                     President and Chief                   America; and Committee for
                     Executive Officer, Avaya              Economic Development
                     Inc. (October 2000 -
                     December 2001); Chief
                     Financial Officer,
                     Lucent Technologies
                     (1996 - February 2000);
                     President, Enterprise
                     Systems Group (February
                     2000 - September 2000);
                     Chief Financial Officer,
                     AT&T, Communications
                     Services Group (1995 -
                     1996); President, Nortel
                     Communications Systems,
                     Inc. (1994 - 1995).
                     Prior thereto he was at
                     Nortel from 1976 - 1995.

Rosalie J. Wolf #+   Managing Partner,             18      TIAA-CREF; and North
68                   Botanica Capital                      European Oil Royalty Trust
(2000)               Partners LLC, and also
                     Member of Brock Capital
                     Group LLC, Member of the
                     Investment Committee of
                     the Board at the David
                     and Lucile Packard
                     Foundation. Formerly,
                     she was a Managing
                     Director at Offit Hall
                     Capital Management LLC
                     from January 2001
                     through 2003. From
                     1994-2000 she was
                     Treasurer and Chief
                     Investment Officer of
                     The Rockefeller
                     Foundation. Earlier she
                     held financial executive
                     positions with
                     International Paper
                     Company, Bankers Trust,
                     and Mobil Oil
                     Corporation.

--------
* The address for each of the Fund's Disinterested Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**  There is no stated term of office for the Fund's Directors.

*** Ms. Fedak is an "interested person," as defined in the 1940 Act, because of her affiliation with AllianceBernstein.
#   Member of the Fund's Audit Committee and Independent Directors Committee.
^   Member of the Fund's Fair Value Pricing Committee.
+   Member of the Fund's Nominating, Governance and Compensation Committee.

   The business and affairs of the Fund are managed by the Fund's Board of Directors. The Board of Directors has four standing committees of the Board - an Audit Committee, a Nominating, Governance and Compensation Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, the Nominating, Governance and Compensation Committee, the Fair Value Pricing Committee and the Independent Directors Committee are identified above.

   The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal year.

   The functions of the Nominating, Governance and Compensation Committee are to nominate persons to fill any vacancies or newly created positions on the Board of Directors, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to the Board regarding the compensation of Directors and the Chief Compliance Officer. The Nominating, Governance and Compensation Committee met twice during the Fund's most recently completed fiscal year.

   The Nominating, Governance and Compensation Committee has a charter and, pursuant to the charter, the Nominating, Governance and Compensation Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold any annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Nominating, Governance and Compensation Committee or the Board to be reasonably calculated to inform shareholders.

   Shareholders submitting a candidate for consideration by the Nominating, Governance and Compensation Committee must provide the following information to the Nominating, Governance and Compensation Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below;
(C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;
(iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

   The Nominating, Governance and Compensation Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Nominating, Governance and Compensation Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

   The Nominating, Governance and Compensation Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Nominating, Governance and Compensation Committee will not consider self-nominated candidates. The Nominating, Governance and Compensation Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Nominating, Governance and Compensation Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

   The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Fund's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

   The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met five times during the Fund's most recently completed fiscal year.

SHARE OWNERSHIP AND COMPENSATION

   The following table sets forth the dollar range of equity securities in the Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies to which the Manager provides investment management services (collectively, the "AllianceBernstein Fund Complex") owned by each Director, if any, as of January 4, 2010.

                                                         AGGREGATE DOLLAR
                                                          RANGE OF EQUITY
                                                         SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                                        COMPANIES OVERSEEN
                                    DOLLAR RANGE OF     BY DIRECTOR IN THE
                                  EQUITY SECURITIES IN   ALLIANCEBERNSTEIN
   NAME                              THE PORTFOLIO         FUND COMPLEX
   ----                           -------------------- ---------------------
   INTERESTED DIRECTOR:
   Marilyn G. Fedak..............          $0            $50,001-$100,000
   DISINTERESTED DIRECTORS:
   Irwin Engelman................          $0               Over $100,000
   Bart Friedman.................          $0               Over $100,000
   William Kristol...............          $0            $50,001-$100,000
   Donald K. Peterson............          $0               Over $100,000
   Thomas B. Stiles II...........          $0               Over $100,000
   Rosalie J. Wolf...............          $0               Over $100,000

   As of January 4, 2010, no Disinterested Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or the Fund's distributor or a person (other than a registered investment company) directly or indirectly "controlling," "controlled by," or "under common control with" (within the meaning of the 1940 Act) the Manager or the Fund's distributor.

   The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2009 by the Fund and by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                        TOTAL NUMBER
                                                          TOTAL NUMBER  OF INVESTMENT
                                                          OF INVESTMENT  PORTFOLIOS
                                                          COMPANIES IN   WITHIN THE
                                                          THE ALLIANCE    ALLIANCE
                                                TOTAL     FUND COMPLEX, FUND COMPLEX
                                            COMPENSATION  INCLUDING THE INCLUDING THE
                                              FROM THE     FUND, AS TO   FUND, AS TO
                                AGGREGATE   ALLIANCE FUND   WHICH THE     WHICH THE
                               COMPENSATION   COMPLEX,    DIRECTOR IS A DIRECTOR IS A
                                 FROM THE   INCLUDING THE  DIRECTOR OR   DIRECTOR OR
NAME OF DIRECTOR                   FUND         FUND         TRUSTEE       TRUSTEE
----------------               ------------ ------------- ------------- -------------
Marilyn G. Fedak..............   $      0     $      0          1            18
Irwin Engelman................   $138,750     $138,750          1            18
Bart Friedman.................   $131,250     $131,250          1            18
William Kristol...............   $127,500     $127,500          1            18
Donald K. Peterson............   $131,250     $131,250          1            18
Thomas B. Stiles II...........   $155,000     $155,000          1            18
Rosalie J. Wolf...............   $156,250     $156,250          1            18

   As of January 4, 2010, Directors and officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Portfolio.

OFFICER INFORMATION

   Certain information concerning the Fund's officers is set forth below.

                            POSITION(S) HELD WITH      PRINCIPAL OCCUPATION
 NAME, ADDRESS* AND AGE              FUND              DURING LAST 5 YEARS
 ----------------------    ------------------------  ------------------------
 Marilyn G. Fedak, 63      President                 See biography above.

 Philip L. Kirstein, 64    Senior Vice President     Senior Vice President
                           and Independent           and Independent
                           Compliance Officer        Compliance Officer of
                                                     the AllianceBernstein
                                                     Funds, with which he has
                                                     been associated since
                                                     October 2005. Prior
                                                     thereto, he was Of
                                                     Counsel to Kirkpatrick &
                                                     Lockhart, LLP (law firm)
                                                     from October 2003 to
                                                     October 2004, and
                                                     General Counsel of
                                                     Merrill Lynch Investment
                                                     Managers, L.P. since
                                                     prior to 2005.

 Emilie Wrapp, 54          Secretary                 Senior Vice President,
                                                     Assistant General
                                                     Counsel and Assistant
                                                     Secretary of
                                                     AllianceBernstein
                                                     Investments, Inc.
                                                     ("ABI"),** with which
                                                     she has been associated
                                                     since prior to 2005.

 Joseph J. Mantineo, 50    Treasurer and Chief       Senior Vice President of
                           Financial Officer         AllianceBernstein
                                                     Investor Services, Inc.
                                                     ("ABIS")** with which he
                                                     has been associated
                                                     since prior to 2005.

--------
*   The address for each of the Fund's officers is c/o AllianceBernstein, L.P.,
    Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105. ** ABIS and ABI are affiliates of the Fund.

                            MANAGEMENT OF THE FUND

MANAGER

   The Fund's investment manager is AllianceBernstein, a Delaware limited partnership, with offices at 1345 Avenue of the Americas, New York, New York 10105.

   The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2009, totaling approximately $498 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Manager is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Manager is able to compete for virtually any portfolio assignment in any developed capital market in the world.

   As of September 30, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB."

   As of September 30, 2009, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

                AXA and its subsidiaries                  63.5%
                Holding                                   34.5
                Unaffiliated holders                       2.0
                                                         -----
                                                         100.0%
                                                         =====

   AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Manager. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Manager. Including both the general partnership and limited partnership interests in Holding and the Manager, AXA and its subsidiaries had an approximate 64.1% economic interest in the Manager as of September 30, 2009.

   AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. ("AXA Financial") is a wholly-owned subsidiary of AXA. AXA Equitable Life

Insurance Company ("AXA Equitable") is an indirect wholly-owned subsidiary of AXA Financial.

   Subject to the general oversight of the Board of Directors of the Fund, and in conformity with the stated policies of the Portfolio, AllianceBernstein manages the investment of the Portfolio's assets. AllianceBernstein makes investment decisions for the Portfolio and places purchase and sale orders. The services of AllianceBernstein are not exclusive under the terms of the Fund's investment management agreement, with respect to the Portfolio ("Management Agreement"); AllianceBernstein is free to render similar services to others.

   AllianceBernstein has authorized those of its directors, officers or employees who are elected as directors or officers of the Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

   The Portfolio pays the Manager for the services performed on behalf of the Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at an annual rate of 0.45% of the Portfolio's average daily net assets up to, but not exceeding $750 million and at an annual rate of 0.40% of the Portfolio's average daily net assets in excess of $750 million. The table below indicates the investment management fees accrued or paid by the Portfolio to AllianceBernstein for the fiscal years ended September 30, 2007, September 30, 2008 and September 30, 2009:

Management Fee for the Fiscal Years Ended September 30,

                           2007       2008       2009
                        ---------- ---------- ----------
                        $2,026,619 $1,824,993 $2,011,659

   The Management Agreement provides that the Manager shall not be liable to the Fund or the Portfolio for any error of judgment by the Manager or for any loss sustained by the Fund or the Portfolio except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties under the Management Agreement.

   Except as indicated above, the Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to AllianceBernstein under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with AllianceBernstein; (iii) the fees and expenses of the Fund's custodian (the "Custodian"); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of the Portfolio's share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolio's shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolio under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders' and Board of Directors' meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers' commissions, dealers' markups, and any issue or transfer taxes chargeable in connection with the Portfolio's securities transactions; (xi) the cost of stock certificates representing shares of the Portfolio; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors' and officers insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

   The Management Agreement provides that if at any time the Manager shall cease to act as investment adviser to the Portfolio or to the Fund, the Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the Fund.

   The Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the
Fund) on not less than 30 days' written notice. The Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of the Management Agreement for an additional annual period was approved by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at meetings held on October 21-22, 2009.

   The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California

Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Ibero-American Fund, Inc., all registered closed-end investment companies.

Additional Information Regarding Accounts Managed by Portfolio Managers

   As of September 30, 2009, AllianceBernstein employees had approximately $18,162,818.01 invested in shares of the Fund and approximately $742,867,656.88 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

   The management of and investment decisions for the Portfolio's portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The five investment professionals/1/ with the most significant responsibility for the day-to-day management of the Portfolio's portfolio are:
Jon P. Denfeld, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg
J. Wilensky. For additional information about the portfolio management of the Portfolio, see "Management of the Funds" in the Portfolio's Prospectus.

   THE AFOREMENTIONED INDIVIDUALS DID NOT OWN SHARES IN THE PORTFOLIO'S SECURITIES AS OF SEPTEMBER 30, 2009.

   The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2009.

           REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

                                                                         TOTAL ASSETS OF
                                                           NUMBER OF       REGISTERED
                                       TOTAL ASSETS OF    REGISTERED       INVESTMENT
                         TOTAL NUMBER    REGISTERED       INVESTMENT        COMPANIES
                         OF REGISTERED   INVESTMENT        COMPANIES      MANAGED WITH
                          INVESTMENT      COMPANIES      MANAGED WITH     PERFORMANCE-
                           COMPANIES     MANAGED (IN   PERFORMANCE-BASED BASED FEES (IN
PORTFOLIO MANAGER           MANAGED       MILLIONS)          FEES           MILLIONS)
-----------------        ------------- --------------- ----------------- ---------------
Jon P. Denfeld..........       3           $ 1,421           None              None
Shawn E. Keegan.........       7           $10,266           None              None
Alison M. Martier.......       7           $10,266           None              None
Douglas J. Peebles......      36           $20,358              1             $  12
Greg J. Wilensky........      10           $10,385              1             $  12

--------
/1/ Investment professionals at AllianceBernstein include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

                       OTHER POOLED INVESTMENT VEHICLES

                                                                 TOTAL ASSETS OF
                                                                     POOLED
                      TOTAL    TOTAL ASSETS OF                     INVESTMENT
                    NUMBER OF      POOLED      NUMBER OF POOLED     VEHICLES
                      POOLED     INVESTMENT       INVESTMENT      MANAGED WITH
                    INVESTMENT    VEHICLES     VEHICLES MANAGED   PERFORMANCE-
                     VEHICLES    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER    MANAGED      MILLIONS)       BASED FEES        MILLIONS)
-----------------   ---------- --------------- ----------------- ---------------
Jon P. Denfeld.....      7         $ 1,935              2             $ 251
Shawn E. Keegan....      7         $   655           None              None
Alison M. Martier..      7         $   655           None              None
Douglas J. Peebles.     88         $29,816              4             $ 169
Greg J. Wilensky...     13         $ 1,684              4             $ 169

                                OTHER ACCOUNTS

                                                                TOTAL ASSETS OF
                      TOTAL                                     OTHER ACCOUNTS
                    NUMBER OF TOTAL ASSETS OF  NUMBER OF OTHER       WITH
                      OTHER   OTHER ACCOUNTS  ACCOUNTS MANAGED   PERFORMANCE-
                    ACCOUNTS    MANAGED (IN   WITH PERFORMANCE- BASED FEES (IN
PORTFOLIO MANAGER    MANAGED     MILLIONS)       BASED FEES        MILLIONS)
-----------------   --------- --------------- ----------------- ---------------
Jon P. Denfeld.....    117        $ 5,073             1             $  643
Shawn E. Keegan....     97        $ 6,836             2             $  632
Alison M. Martier..     96        $ 6,814             2             $  632
Douglas J. Peebles.    327        $91,258             8             $3,376
Greg J. Wilensky...    100        $ 6,993             2             $  632

Investment Professional Conflict of Interest Disclosure

   As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

   Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

   Managing Multiple Accounts for Multiple Clients. AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

   Allocating Investment Opportunities. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

   AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

   To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

   The Manager's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

   (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment

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

professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

   (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Manager's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Manager considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Manager. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Manager also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Manager's leadership criteria.

   (iii) Discretionary incentive compensation in the form of awards under the Manager's Partners Compensation Plan ("deferred awards"): The Manager's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Manager terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Manager expects that all deferred awards will be in the form of the Manager's publicly traded equity securities. /2/

   (iv) Contributions under the Manager's Profit Sharing/401(k) Plan: The contributions are based on the Manager's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Manager.

   (v) Compensation under the Manager's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Manager's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Manager.
--------
/2/ Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Manager's Master Limited Partnership Units.

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

                             EXPENSES OF THE FUND

Distribution Services Agreement

   The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Portfolio's Class A, Class B and Class C shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolio's Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

   For the fiscal year ended September 30, 2009, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $133,186, which constituted approximately 0.30% of the Portfolio's aggregate average daily net assets attributable to Class A shares during the period, and the Manager made payments from its own resources as described above aggregating $318,900. Of the $452,086 paid by the Fund and the Manager with respect to the Class A shares under the Agreement, $105 was spent on advertising, $243 on the printing and mailing of prospectuses for persons other than current shareholders, $322,641 for compensation to broker-dealers and other financial intermediaries (including, $89,728 to the Fund's Principal Underwriter), $14,973 for compensation to sales personnel and $114,124 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

   For the fiscal year ended September 30, 2009, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $105,227, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class B shares during the period, and the Manager made payments from its own resources as described above aggregating $0. Of the $34,361 paid by the Fund and the Manager with respect to the Class B shares under the Agreement, $0 was spent on advertising, $432 on the printing and mailing of prospectuses for persons other than current shareholders, $27,405 for compensation to broker-dealers and other financial intermediaries (including, $5,199 to the Fund's Principal Underwriter), $82 for compensation to sales personnel, $6,442 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $0 was spent on interest on Class B shares financing.

   For the fiscal year ended September 30, 2009, the Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $247,030, which constituted approximately 1.00% of the Portfolio's aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $42,855. Of the $289,885 paid by the Fund and the Manager with respect to the Class C shares under the Agreement, $33 was spent on advertising, $647 on the printing and mailing of prospectuses for persons other than current shareholders, $268,550 for compensation to broker-dealers and other financial intermediaries (including, $15,991 to the Fund's Principal Underwriter), $1,649 for compensation to sales personnel, and $19,006 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

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

   Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolio as accrued. The distribution services fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B and Class C shares, are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolio's shares.

   With respect to Class A shares of the Portfolio, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolio in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

   Unreimbursed distribution expenses incurred as of September 30, 2009, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, as of that time, as follows:

 Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class's net assets)

                            CLASS B          CLASS C
                        ---------------- --------
                        $143,909 (1.61%) $747,269(2.97%)

   The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

   In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolio and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

   The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal

Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

   The Rule 12b-1 Plan continues in effect from year to year with respect to each class of shares of the Portfolio provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at meetings held on October 21-22, 2009.

   In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolio to the Principal Underwriter with respect to that class and (ii) the Portfolio would not be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

   Transfer Agency Agreement. ABIS, an indirect wholly owned subsidiary of the Manager located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of the Class A shares, Class B shares and Class C shares of the Portfolio of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares. For the fiscal year ended September 30, 2009, ABIS was entitled to receive $42,803 under the Transfer Agency Agreement.

   ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

   Many Portfolio shares are owned by selected broker-dealers, agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or AllianceBernstein pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-accounting or shareholder servicing in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Portfolio, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in the Portfolio's Prospectus in the Fund expense tables under "Fees and Expenses of the Portfolio." In addition, financial intermediaries may be affiliates of entities that receive compensation from AllianceBernstein or

ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

   Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-accounting or shareholder servicing, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

            CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

   The Fund, the Manager and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

   The Fund has adopted the Manager's proxy voting policies and procedures. The Manager's proxy voting policies and procedures are attached as Appendix B.

   Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available
(1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

                              PURCHASE OF SHARES

   The following information supplements that set forth in the Portfolio's Prospectus under the heading "Investing in the Portfolios."

General

   Shares of the Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), or without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), in each case as described below. All of the classes of shares of the Portfolio are subject to Rule 12b-1 asset-based sales charges. Shares of the Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of the FINRA and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

   Investors may purchase shares of the Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolio, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolio's shares may receive differing compensation for selling different classes of shares.

   In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

   The Directors of the AllianceBernstein Mutual Funds have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. In the event that any AllianceBernstein Mutual Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

Risks Associated with Excessive or Short-Term Trading Generally

   While AllianceBernstein Mutual Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of Portfolio shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Portfolio's performance.

   Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The AllianceBernstein Mutual Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Portfolio calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.

   Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All funds may be adversely affected by price arbitrage trading strategies.

Policy Regarding Short-Term Trading

   Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The AllianceBernstein Mutual Funds, AllianceBernstein, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

    . Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in shares of the Portfolio. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the AllianceBernstein Mutual Funds, ABI and ABIS may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

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

    . Account Blocking Procedures. If the AllianceBernstein Mutual Funds, ABI or ABIS determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary or agent provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABI or ABIS that the account holder did not or will not in the future engage in excessive or short duration trading.

    . Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

    . Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

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

Limitations on Ability to Detect and Curtail Excessive Trading Practices

   Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABI and ABIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABI and ABIS will be able to identify these shareholders or curtail their trading practices. In particular, the AllianceBernstein Mutual Funds, ABI and ABIS may not be able to detect excessive or short-term trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in fund shares.

   The Fund reserves the right to suspend the sale of the Portfolio's shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

   The public offering price of shares of the Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share NAV is computed as of the next close of regular trading on the Exchange (normally at 4:00 p.m., Eastern time) by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

   The respective NAVs of the various classes of shares of the Portfolio are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAV of the Class A shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

   The Fund will accept unconditional orders for shares of the Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable
Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

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   Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

   Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Portfolio, stock certificates representing shares of the Portfolio are not issued except upon written request to the Fund by the shareholder or his or her financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

   Each class of shares of the Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than do Class A shares,
(iii) Class B and Class C shares bear higher transfer agency costs than do Class A shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

   The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

   Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales

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charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See
"Alternative Purchase Arrangements - Group Retirement Plans" below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether during the anticipated life of their investment in the Portfolio, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class
C shares.

   Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

   Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

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

   Those investors who prefer to have all of their funds invested initially but may not wish to retain Portfolio shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

   For the fiscal years ended September 30, 2009, September 30, 2008 and September 30, 2007, the aggregate amount of underwriting commission payable with respect to shares of the Portfolio was $173,759, $44,341 and $95,496, respectively. Of that amount, the Principal Underwriters received the amounts of $10,182, $1,116 and $1,269, representing that portion of the sales charges paid on shares of the Portfolio sold during the year which was not reallowed selected dealers (and was, accordingly, retained by the Principal Underwriters). During the fiscal years end September 30, 2009, September 30, 2008 and September 30, 2007, the Principal Underwriter received CDSCs of $412, $2,982 and $13,110, respectively, on Class A shares, $22,486, $8,369 and $9,988, respectively, on Class B shares and $4,627, $5,305 and $2,638, respectively, on Class C shares.

Class A Shares

   The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

Sales Charge

                                                              DISCOUNT OR
                                                              COMMISSION
                                                              TO DEALERS
                                                  AS % OF THE  OR AGENTS
                                      AS % OF NET   PUBLIC      AS % OF
                                        AMOUNT     OFFERING    OFFERING
       AMOUNT OF PURCHASE              INVESTED      PRICE       PRICE
       ------------------             ----------- ----------- -----------
       Up to
       $100,000......................    4.44%       4.25%       4.00%
       $100,000 up to
       $250,000......................    3.36%       3.25%       3.00%
       $250,000 up to
       $500,000......................    2.30%       2.25%       2.00%
       $500,000 up to
       $1,000,000*...................    1.78%       1.75%       1.50%
--------
*  There is no initial sales charge on transactions of $1,000,000 or more.

   All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "--Contingent Deferred Sales Charge."

   No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions,
(ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were

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

purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares -- Conversion Feature." The Portfolio receives the entire NAV of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

   In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

   Class A Shares - Sales at NAV. The Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

     (i) investment management clients of the Manager or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

     (ii)present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Manager, the Principal Underwriter, ABIS and their affiliates or the spouse or domestic partner, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

    (iii)officers, directors and present full-time employees of selected dealers or agents, their spouses or domestic partners, or any trust, individual retirement account or retirement plan account for the benefit of such person;

     (iv)persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by a Principal Underwriter, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services;

     (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements--Group Retirement Plans;" and

     (vi)current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from an SEC enforcement action against the Manager and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case,

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

         purchase shares of an AllianceBernstein mutual fund from ABI through deposit with ABI of the Distribution check.

Class B Shares

   Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

   Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

   Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of the shares.

   For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A shares.

   The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

   Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption.

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

Class C shares are sold without an initial sales charge so that the Portfolio will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Portfolio and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

   Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

   To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                             CONTINGENT DEFERRED
                                             SALES CHARGE FOR THE
                                                FUND AS A % OF
                                                DOLLAR AMOUNT
              YEAR SINCE PURCHASE             SUBJECT TO CHARGE
              -------------------            --------------------
              First.........................         4.00%
              Second........................         3.00%
              Third.........................         2.00%
              Fourth........................         1.00%
              Fifth and thereafter..........         None

   In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions)

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

and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of Collegeboundfund, the CDSC will apply to the units of Collegeboundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for other Class B shares or purchase of Collegeboundfund units.

   Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

   The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2,
(iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Portfolio, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or
(vii) for permitted exchanges of shares.

Alternative Purchase Arrangements - Group Retirement Plans

   The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Portfolio. In order to enable participants investing through group retirement plans to purchase shares of the Portfolio, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

   Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 plan.

   Class B Shares. Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

   Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.

   Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Portfolio's share class eligibility criteria before determining whether to invest. For example, the Portfolio makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $1 million. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. As described above, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

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

Sales Charge Reduction Programs

   The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder's account.

   Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Portfolio into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." A "purchase" means a single or concurrent purchase of shares of the Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of the Portfolio for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Portfolio or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

   Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.

    .  AllianceBernstein 2000 Retirement Strategy

    .  AllianceBernstein 2005 Retirement Strategy

    .  AllianceBernstein 2010 Retirement Strategy

    .  AllianceBernstein 2015 Retirement Strategy

    .  AllianceBernstein 2020 Retirement Strategy

    .  AllianceBernstein 2025 Retirement Strategy

    .  AllianceBernstein 2030 Retirement Strategy

    .  AllianceBernstein 2035 Retirement Strategy

    .  AllianceBernstein 2040 Retirement Strategy

    .  AllianceBernstein 2045 Retirement Strategy

    .  AllianceBernstein 2050 Retirement Strategy

    .  AllianceBernstein 2055 Retirement Strategy

    .  U.S. Large Cap Portfolio

AllianceBernstein Bond Fund, Inc.

    .  AllianceBernstein Bond Inflation Strategy

    .  AllianceBernstein Intermediate Bond Portfolio

    .  AllianceBernstein Municipal Bond Inflation Strategy

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

AllianceBernstein Cap Fund, Inc.

    .  AllianceBernstein Small Cap Growth Portfolio

    .  AllianceBernstein U.S. Strategic Research Portfolio

AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc.
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc.
AllianceBernstein Global Thematic Growth Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc.
AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.

    .  AllianceBernstein High Income Municipal Porftolio

    .  California Portfolio

    .  National Portfolio

    .  New York Portfolio

AllianceBernstein Municipal Income Fund II

    .  Arizona Portfolio

    .  Massachusetts Portfolio

    .  Michigan Portfolio

    .  Minnesota Portfolio

    .  New Jersey Portfolio

    .  Ohio Portfolio

    .  Pennsylvania Portfolio

    .  Virginia Portfolio

AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust

    .  AllianceBernstein Global Value Fund

    .  AllianceBernstein International Value Fund

    .  AllianceBernstein Small/Mid Cap Value Fund

    .  AllianceBernstein Value Fund

AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios

    .  AllianceBernstein Balanced Wealth Strategy

    .  AllianceBernstein Growth Fund

    .  AllianceBernstein Tax-Managed Balanced Wealth Strategy

    .  AllianceBernstein Tax-Managed Wealth Appreciation Strategy

    .  AllianceBernstein Tax-Managed Wealth Preservation Strategy

    .  AllianceBernstein Wealth Appreciation Strategy

    .  AllianceBernstein Wealth Preservation Strategy

Sanford C. Bernstein Fund, Inc.

    .  AllianceBernstein Intermediate California Municipal Portfolio

    .  AllianceBernstein Intermediate Diversified Municipal Portfolio

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

    .  AllianceBernstein Intermediate New York Municipal Portfolio

    .  AllianceBernstein International Portfolio

    .  AllianceBernstein Short Duration Portfolio

    .  AllianceBernstein Tax-Managed International Portfolio

   Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

   Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Portfolio may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares." In such cases, the applicable sales charge will be based on the total of:

     (i) the investor's current purchase;

     (ii)the NAV (at the close of business on the previous day) of (a) all shares of the Portfolio held by the investor and (b) all shares of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

    (iii)the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

   For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3.25% rate.

   Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements--Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares the Portfolio or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Portfolio or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

   Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at

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the time an investor signs a Letter of Intent to invest at least $100,000 in
Class A shares of the Portfolio, the investor and the investor's spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Portfolio or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

   The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

   Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of the Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

   Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of the Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI. The reinstatement privilege for Class B shares is no longer available as of January 31, 2009.

   Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account be paid to them in the form of additional shares of the same class of the Portfolio pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

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   In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the amount has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

   Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

   General. Any shareholder who owns or purchases shares of the Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Portfolio automatically reinvested in additional shares of such Portfolio.

   Shares of the Portfolio owned by a participant in the Portfolio's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B and C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

   Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

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   Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

   CDSC Waiver for Class A, Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

   Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

   With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

   The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

   Payments to Financial Advisors and Their Firms

   Financial intermediaries market and sell shares of the Portfolio. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

   In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B Shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

   In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

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

   Your financial advisor's firm receives compensation from the Fund, ABI and/or AllianceBernstein in several ways from various sources, which include some or all of the following:

    .  upfront sales commissions

    .  Rule 12b-1 fees

    .  additional distribution support

    .  defrayal of costs for educational seminars and training

    . payments related to providing shareholder recordkeeping and/or transfer agency services

       Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

   In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

   For 2010, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $16.5 million. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $14.5 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and

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prospective investors and shareholders more knowledgeable about the
AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for sub-accounting or shareholder servicing to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund--Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Portfolio--Annual Portfolio Operating Expenses" in the Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, AllianceBernstein, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

   ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

   Ameriprise Financial Services
   AXA Advisors
   Bank of America
   Cadaret, Grant & Co.
   CCO Investment Services Corp.
   Chase Investment Services
   Citicorp Investment Services
   Citigroup Global Markets
   Commonwealth Financial Network
   Donegal Securities
   ING Advisors Network
   LPL Financial Corporation
   Merrill Lynch
   Morgan Stanley & Co. Incorporated
   Northwestern Mutual Investment Services
   Raymond James
   RBC Capital Markets Corporation
   Robert W. Baird
   SagePoint Financial, Inc.
   UBS AG
   UBS Financial Services
   Wells Fargo Advisors
   Wells Fargo Investments

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   Although the Fund may use brokers and dealers who sell shares of the
Portfolio to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers and dealers to effect portfolio transactions.

                      REDEMPTION AND REPURCHASE OF SHARES

   The following information supplements that set forth in the Portfolio's Prospectus under the heading "Investing in the Portfolios." The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

   Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will normally be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

   The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Portfolio.

   Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

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   To redeem shares of the Portfolio for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

   To redeem shares of the Portfolio represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

   Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at
(800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

   Telephone Redemption by Check. The Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

   Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued,
(ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it

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could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

   Repurchase. The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

   General. The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

                             SHAREHOLDER SERVICES

   The following information supplements that set forth in the Portfolio's Prospectus under the heading "Investing in the Portfolios." The shareholder services set forth below are applicable to all classes of shares of the Portfolio unless otherwise indicated.

   Automatic Investment Program. Investors may purchase shares of the Portfolio through an automatic investment program utilizing "electronic funds transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of

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the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

   Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009.

   Exchange Privilege. You may exchange your investment in the Portfolio for shares of the same class of other AllianceBernstein Mutual Funds (including ABI Exchange Reserves, a money market fund managed by the Manager) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. To receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

   Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

   Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at 800-221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

   All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAV as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of
(i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

   Each Portfolio shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box

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

on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

   Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

   A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

   None of the AllianceBernstein Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

   The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports

   Each shareholder of the Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a monthly cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only

   Checkwriting. A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of

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the Portfolio redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Portfolio account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

   When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

                                NET ASSET VALUE

   The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Portfolio on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Portfolio's NAV is calculated by dividing the value of the Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. As noted above, a Fund business day is any weekday on which the Exchange is open for trading.

   In accordance with applicable rules under the 1940 Act and the Portfolio's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Manager, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

   With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

   (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the Exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of

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the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

   (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

   (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph
(a) above by reference to the principal exchange on which the securities are traded;

   (d) listed put or call options purchased by the Portfolio are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

   (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

   (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

   (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

   (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Manager has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker/dealer quotes are obtained, the Manager may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

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   (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security;

   (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

   (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

   The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, if the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets, it may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Portfolio's assets to AllianceBernstein. AllianceBernstein has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Portfolio's assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above.

   The Portfolio may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

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   For purposes of determining the Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

   The assets attributable to the Class A shares, Class B shares and Class C shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of the plans adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends the Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and
(ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

   The Portfolio intends to distribute to the registered holders of its shares all of its net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolio) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of the Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains.

   Gains or losses on sales of securities by the Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on

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the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

   Dividends paid by the Portfolio, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

   The Portfolio intends to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, the Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in "qualified publicly traded partnerships" (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the "90% test"); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio's total assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. Government securities, or the securities of other regulated investment companies or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the "diversification requirements"). It is possible that certain partnerships in which the Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which the Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio's being subject to state, local or foreign income, franchise or withholding tax liabilities.

   If, in any taxable year, the Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio's distributions, to the extent derived from the Portfolio's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must

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pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

   In certain situations, the Portfolio may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

   Dividends and other distributions by the Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains, regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by the Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

   Certain dividends received by non-corporate shareholders (including individuals, trusts and estates) for taxable years beginning before 2011 may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gain (5% for individuals, trusts and estates in lower tax brackets) provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. However, such rate generally will not apply to dividends received from the Portfolio.

   We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year.

   If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend.

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An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of the Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio's gross income not as of the date received but as of the later of
(a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   The Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price ("original issue discount") each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by the Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Portfolio's investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio's recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

   As a result of entering into swap contracts, the Portfolio may make or receive periodic net payments. The Portfolio may also make or receive a payment when a swap is terminated prior to

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

maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

   Gain or loss realized by the Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by the Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

   The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolio may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by the Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year ("marked to market"). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though the Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

   Certain Section 1256 contracts and certain other transactions undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolio are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolio.

   The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any such elections, the amount, character and

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timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

   Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by the Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

   The diversification requirements applicable to the Portfolio's assets and other restrictions imposed on the Portfolio by the Code may limit the extent to which the Portfolio will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

   Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and options contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, the Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made treatment of a gain or loss as long-term or short-term will depend upon the Portfolio's holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the shares.

   Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

   Certain types of income received by the Portfolio from real estate investment trusts ("REITs"), REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as "excess inclusion income." To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual

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retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain "disqualified organizations" as defined by the Code are Portfolio shareholders.

   Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Under Treasury Regulations, the Portfolio is currently required to withhold and remit to the U.S. Treasury 28% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number ("TIN") and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the "IRS").

   If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   Shareholders will receive, if appropriate, various written notices after the close of the Portfolio's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

   Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   If a shareholder recognizes a loss with respect to the Portfolio's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

   A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from the Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

   Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

   The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolio. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolio upon their individual tax situations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   Subject to the general oversight of the Board of Directors of the Fund, the Manager is responsible for the investment decisions and the placement of orders for portfolio transactions for the Portfolio. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and executions, the Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

   When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

   Neither the Portfolio nor the Manager have entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolio, such information may be supplied at no cost to the Manager, and therefore may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, its receipt by the Manager probably does not reduce the overall expenses of the Manager to any material extent.

   The investment information provided to the Manager is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Manager's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolio effects securities transactions are used by the Manager in carrying out its investment responsibilities with respect to all its client accounts.

   The Portfolio may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Portfolio may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

   The extent to which commissions that will be charged by broker-dealers selected by the Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in servicing its other clients as well as the Portfolio; but, on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Portfolio.

   The Portfolio may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co. In such instances, the placement of orders with such brokers would be consistent with the Portfolio's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Manager. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to
Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

   The Portfolio did not pay any brokerage commissions for the past three fiscal years.

   Disclosure of Portfolio Holdings

   The Fund believes that the ideas of the Manager's investment staff should benefit the Portfolio and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Fund also believes that knowledge of the Portfolio's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

   The Manager has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio's portfolio securities. The policies and procedures relating to disclosure of the Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolio's operation or useful to the Portfolio's shareholders without compromising the integrity or performance of the Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio and its shareholders) are met, the Fund does not provide or permit others to provide information about the Portfolio's portfolio holdings on a selective basis.

   The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager posts portfolio holdings information on the Manager's website (www.AllianceBernstein.com). The Manager posts on the website a complete schedule of the Portfolio's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For portfolio security, the posted information includes its name, the number of shares held by the Portfolio, the market value of the Portfolio's holdings, and the percentage of the Portfolio's assets represented by the Portfolio's holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Fund holds, a summary of the Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding), and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

   The Manager may distribute or authorize the distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Manager's employees and affiliates that provide services to the Fund. In addition, the Manager may distribute or authorize distribution of information about the Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Manager does not expect to disclose information about the Portfolio's portfolio holdings that is not publicly available to the Portfolio's individual or institutional investors or to intermediaries that distribute the Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

   Before any non-public disclosure of information about the Portfolio's portfolio holdings is permitted, however, the Manager's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

   The Manager has established procedures to ensure that the Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Manager's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Portfolio's shareholders. The Manager's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager's policy and any applicable confidentiality agreement. The Manager's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

   In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Portfolio's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR

Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings;
(iii) the Custodian in connection with its custody of the Portfolio's assets;
(iv) Institutional Shareholder Services, Inc. for proxy voting services; and
(v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolio's portfolio holdings information unless specifically authorized.

                              GENERAL INFORMATION

   The shares of the Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value per share of $0.001.

   Pursuant to the Articles of Incorporation, the Board of Directors may also authorize the creation of additional classes of shares of Portfolio or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

   Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of the Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects the Portfolio of the Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders.

   A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Portfolio's assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Portfolio has the same rights and is identical in all respects, except that each of Class A, Class B and Class C shares of the Portfolio bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of the Portfolio votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Portfolio, are entitled to receive the net assets of the Portfolio.

   As of January 4, 2010, to the knowledge of the Fund, the following persons or entities owned beneficially or of record 5% or more of the Portfolio, or any class of the Portfolio.

                                                     NO. OF SHARES
  NAME AND ADDRESS                                     OF CLASS    % OF CLASS
  ----------------                                   ------------- ----------
  CLASS A SHARES:

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS......   265,167.511    5.77%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  PERSHING LLC......................................   381,505.538    8.30%
  PO BOX 2052
  JERSEY CITY NJ 07303-2052

  EDWARD D JONES & CO...............................   241,380.509    5.25%
  ATTN MUTUAL FUND SHAREHOLDER ACCT
  201 PROGRESS PKWY
  MARYLAND HTS MO 63403-3009

  PIMS/PRUDENTIAL RETIREMENT........................ 1,071,885.619   23.33%
  AS NOMINEE FOR THE TTEE/CUST
  ALLIANCE CAPITAL MANAGEMENT
  1345 AVE OF THE AMERICAS
  20TH FLOOR
  NEW YORK NY 10105-2203

  RESOURCES TRUST COMPANY...........................   365,988.286    7.96%
  FBO NEW JERSY STATE FIREMENS ASSOC.
  PO BOX 5900
  DENVER CO 80217-5900

  CLASS B SHARES:

  FIRST CLEARING, LLC...............................    70,067.248   10.49%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
  BENEFIT OF CUSTOMER
  2801 MARKET ST
  SAINT LOUIS MO 63103-2523

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS......    79,354.984   11.88%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  PERSHING LLC......................................    69,754.601   10.44%
  PO BOX 2052
  JERSEY CITY NJ 07303-2052

                                                     NO. OF SHARES
  NAME AND ADDRESS                                     OF CLASS    % OF CLASS
  ----------------                                   ------------- ----------

  CLASS C SHARES:

  FIRST CLEARING, LLC                                 129,140.740     5.99%
  A/C SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE
  BENEFIT OF CUSTOMER
  2801 MARKET ST
  SAINT LOUIS MO 63103-2523

  MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS        491,066.519    22.77%
  ATTN FUND ADMIN
  4800 DEER LAKE DR EAST 2ND FLR
  JACKSONVILLE FL 32246-6484

  CITIGROUP GLOBAL MARKETS                            130,416.872     6.05%
  HOUSE ACCOUNT
  ATTN CINDY TEMPESTA
  333 W 34TH ST FL 3
  NEW YORK NY 10001-2402

  PERSHING LLC                                        227,761.570    10.56%
  PO BOX 2052
  JERSEY CITY NJ 07303-2052

         CUSTODIAN, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING
                         FIRM AND FINANCIAL STATEMENTS

Custodian and Accounting Agent

   State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

   ABI, an indirect wholly owned subsidiary of AllianceBernstein, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the Class A, Class B and Class C shares of the Portfolio. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the 1933 Act.

Counsel

   The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to the Fund.

Independent Registered Public Accounting Firm

   PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the Fund's independent registered public accounting firm to audit the annual financial statements of the Portfolio.

Additional Information

   Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the 1933 Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

   The Report of the Independent Registered Public Accounting Firm and financial statements of the Portfolio are incorporated herein by reference to its annual report filing made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The annual report is dated September 30, 2009 and was filed on December 4, 2009. It is available without charge upon request by calling ABIS at (800) 227-4618.

                                  APPENDIX A

DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

   The following descriptions of Standard & Poor's Corporation ("Standard & Poor's"), Fitch Ratings, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's") corporate and municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/3/

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB, B, CCC, CC, C Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) or MINUS (-) The ratings from "AA" to "CCC" may be modified by the additions of a plus or minus sign to show relative standing within the major rating categories.
--------
/3/  Reprinted from Standard & Poor's Bond Guide

Fitch/4/

A Fitch bond rating represents an assessment of the issuer's ability to meet its debt obligations in a timely manner. The rating is not a recommendation to buy, sell or hold any security. It does not comment on the adequacy of market price, investor suitability or the taxability of interest.

Ratings are based on information obtained from issuers or sources believed to be reliable. Fitch does not audit or verify the accuracy of the information. Ratings may be changed, suspended or withdrawn to changes in or unavailability of information.

AAA Highest credit quality, obligor has exceptionally strong ability to pay interest and repay principal.

AA Very high credit quality, obligor's ability to pay interest and repay principal is very strong, although not as strong as AAA.

A High credit quality, obligor's ability to pay interest and repay principal is strong, but more vulnerable to adverse economic conditions than higher rated bonds.

BBB Satisfactory credit quality, obligor's ability to pay interest and repay principal is adequate, adverse economic conditions could impair timely payment.

BB Speculative, obligor's ability to pay interest and repay principal may be affected by adverse economic conditions.

B Highly speculative, obligor has a limited margin of safety to make timely payments of principal and interest.

CCC Identifiable characteristics which, if not remedied, may lead to default.

CC Minimal protection, default in payment of interest and or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD Bonds are in default on interest and or principal and are extremely speculative.

DD and D BONDS represent the highest potential for default and the lowest potential for recovery.

PLUS (+) MINUS (-) Plus and minus signs are used to indicate relative position of a credit within the rating category and only apply to AA to CCC categories.
--------
/4/  As provided by Fitch Ratings, Inc.

Moody's/5/

AAA Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable attributes and are considered upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but susceptible to impairment some time in the future.

BAA Bonds which are rated Baa are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
--------
/5/  Reprinted from Moody's Bond record and Short Tern Market Record.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER RATINGS

   The following descriptions of commercial paper ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/6/

   A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

Fitch/7/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.
--------
/6/  Reprinted from Standard & Poor's Bond Guide.

/7/  As provided by Fitch Ratings, Inc.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.

Moody's/8/

   Moody's employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

P-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    .  Leading market positions in well-established industries.

    .  High rates of return on funds employed.

    . Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    . Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market
--------
/8/  Reprinted from Moody's Bond Record and Short Term Market Record.

composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

   The following descriptions of municipal bond ratings have been published by Standard & Poor's, Fitch and Moody's, respectively.

Standard & Poor's/9/

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

SP-3 Speculative capacity to pay principal and interest.

Moody's

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.
--------
/9/  Reprinted from Standard & Poor's Bond Guide.

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Fitch/10/

Short term ratings apply to obligations payable on demand or with original maturities of up to three years. The rating emphasizes the existence of liquidity required for timely payment of the obligation.

F-1+ Exceptionally Strong Credit Quality, strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality, assurance of timely payment only slightly less than F-1+.

F-2 Good Credit Quality, satisfactory degree of assurance for timely payment.

F-3 Fair Credit Quality, degree for assurance of timely repayment is adequate, however, near term adverse changes could put rating below investment grade.

F-S Weak Credit Quality, minimal degree of assurance for timely repayment and vulnerable to near adverse changes in economic and financial conditions.

D Default, actual or imminent payment default.
--------
/10/ As provided by Fitch Ratings, Inc.

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                                  APPENDIX B

                          [LOGO OF ALLIANCEBERNSTEIN]

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                                  Firm Policy

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                   STATEMENT OF POLICIES AND PROCEDURES FOR
                                 PROXY VOTING

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1.  INTRODUCTION

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.  PROXY POLICIES

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

       AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and

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          generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

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     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing

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          such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report.

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          Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require
          it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.  PROXY VOTING PROCEDURES

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate

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

          governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third

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          party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-U.S. Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit

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          AllianceBernstein's web site at www.alliancebernstein.com, go to the
          Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

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